[ARK LOGO OMITTED]   ARKFUNDS



                       April 30, 2001  /   ANNUAL REPORT


                           Money Market  Portfoli

                            Tax-Free Money Market Portfolio

                             U.S. Government Money Market Portfolio

                              U.S. Treasury Money Market Portfolio

                               Short-Term Treasury Portfolio

                                Short-Term Bond Portfolio

                                 Maryland Tax-Free Portfolio

                                  Pennsylvania Tax-Free Portfolio

                                   Intermediate Fixed Income Portfolio

                                    U.S.  Government Bond Portfoli

                                     Income Portfolio

                                      Balanced Portfolio

                                       Equity Income Portfolio

                                        Value Equity Portfolio

                                         Equity Index Portfolio

                                          Blue Chip Equity Portfolio

                                           Capital Growth Portfoli

                                            Mid-Cap Equity Portfolio

                                             Small-Cap Equity Portfolio

                                              International Equity Portfolio

                                               Emerging Markets Equity Portfolio




                                                                    arkfunds.com

CONTENTS


Letter to Shareholders ..................................................   1

Economic and Investment Review ..........................................   2

MONEY MARKET PORTFOLIOS
Management Discussion and Analysis / Statements of Net Assets ...........   5


FIXED INCOME PORTFOLIOS
Management Discussion and Analysis / Statements of Net Assets /
Schedule of Investments .................................................  19

EQUITY PORTFOLIOS
Management Discussion and Analysis / Statements of Net Assets /
Schedule of Investments .................................................  57
Statements of Assets and Liabilities .................................... 117
Statements of Operations ................................................ 118
Statements of Changes in Net Assets ..................................... 122
Financial Highlights .................................................... 128
Notes to Financial Statements ........................................... 136
Notice to Shareholders .................................................. 146
Independent Auditors' Report ............................................ 147



NEW FOR 2001

Updated logo and corporate design

ARK Funds corporate identity has undergone a visual transformation to become more in line with our growth and strength. The design and color pallet reflects a cleaner, more sophisticated image. The logo's shift to two colors imparts a sense of vitality and financial stability. We hope you'll agree that our new look reflects ARK Funds' current image and positions us for future growth.




(GRAPHIC OMITTED)        The dark blue "A" points skyward, reflecting growth and
                         potential.

                         The green base represents ARK Funds' financial stability. The shift to two colors highlights the duality of strength and growth.


                             (GRAPHIC APPEARS HERE)


Introducing the Social Issues Portfolios

Developed to apply social criteria to investing, and to offer a well-diversified choice of portfolios, the ARK Social Issues Portfolios seek to avoid investments in companies that derive revenues from: tobacco, alcohol, gambling, nuclear power, weapons, and abortions and contraceptives.

The Portfolios offer investors a choice of investment objectives ranging from current income to long-term capital growth. Allied Investment Advisors, Inc. provides professional investment management.

The Portfolios are:     O  SOCIAL ISSUES INTERMEDIATE FIXED INCOME
                        O  SOCIAL ISSUES BLUE CHIP EQUITY
                        O  SOCIAL ISSUES CAPITAL GROWTH
                        O  SOCIAL ISSUES SMALL-CAP EQUITY

New Money Market Choice

To meet the short-term, tax-free investment needs of our shareholders, ARK Funds has launched its first state specific tax-free money market portfolio:

                 O PENNSYLVANIA TAX-FREE MONEY MARKET PORTFOLIO

                                                      LETTER TO SHAREHOLDERS   1


JUNE 2001

DEAR SHAREHOLDERS,

This has been a year of many positive changes for the ARK Family of Mutual Funds! In this Annual Report, we will update you on our progress and provide you with important information about ARK Funds Portfolios' performance, holdings, and diversification as of April 30, 2001. We've also included each Portfolio Manager's economic analysis.

We'd also like to bring you up-to-date on other exciting highlights and new initiatives:

o OUR NEW LOOK. In 2001, ARK celebrates its eighth year! This year ARK will also begin sporting a new look -- one that will unify and strengthen our brand under one streamlined image. As you read this Annual Report, you will see some of the enhancements we have made.

o ASSET GROWTH. The past twelve months have been a period of growth for ARK Funds. As a fund family, we have grown to more than $6.7 billion in assets as of April 30, 2001.

o CONTINUED INDUSTRY RECOGNITION. ARK Small-Cap Equity Portfolio and Portfolio Manager Gil Knight have been profiled on CNBC and CNNFN. The ARK Balanced, Small-Cap Equity, and Blue Chip Equity Portfolios have all been featured in national mutual fund industry publications. We are very proud of this recognition and acknowledgement of our accomplishments.

o MORE INVESTMENT CHOICES. ARK now offers 30 Portfolios to meet a variety of investment needs. During the past year, we increased the number of ARK Funds Retail Portfolios offering Class B Shares to nine by introducing Class B Shares of ARK Small-Cap Equity Portfolio. We also launched a new Institutional Class Pennsylvania Tax-Free Money Market Portfolio on May 1, 2001.

o NEW SOCIAL ISSUES PORTFOLIOS. Aware of the growing desire among investors to allocate a portion of their assets, guided by social criteria that reflect their areas of concern, ARK Funds has developed four Institutional Class Portfolios to which social screens will be applied: ARK Social Issues Intermediate Fixed Income, ARK Social Issues Blue Chip Equity, ARK Social Issues Capital Growth, and ARK Social Issues Small-Cap Equity Portfolios.

We anticipate our next year will be an exciting one, filled with the implementation of our initiatives, and the development of new ideas. Our goals continue to be asset growth, increased investment choices for investors, and building upon our successes. We look forward to continuing to help you meet your financial goals.


                             Sincerely,

                             /s/ William H. Cowie, Jr.
                             ---------------------------
                             William H. Cowie, Jr.
                             CHAIRMAN



                                               ANNUAL REPORT  /   April 30, 2001

2  ECONOMIC AND INVESTMENT REVIEW


(PHOTO OMITTED)


JUNE 2001

DEAR ARK FUNDS INVESTOR,

Our fiscal year ended April 30, 2001 was a long and difficult one that ended with many hard lessons learned by individual investors as well as industry professionals. The two most important lessons: the "fear cycle" is every bit as powerful as the "greed cycle" and "chasing performance can be hazardous to your wealth." For those investors who wereprimarily in bonds, it was a very good year. Diversified equity investors got hurt. Aggressive growth/momentum- and technology-equity investors were slaughtered, giving back the relative performance they gained during the strong markets of 1998 and 1999.

This was also a difficult year for the ARK Funds equity portfolios, which showed mixed performance results in the difficult environment. Fortunately, the longer-term record for the equity family is still excellent. In our more aggressive portfolios, such as Capital Growth and Small-Cap Equity, technology holdings were reduced significantly beginning over one year ago. We reduced technology holdings on a more gradual basis in our less aggressive portfolios, such as Balanced, Value Equity, and Blue Chip Equity, all of which initially had considerably less exposure to technology. Most of the aforementioned portfolios were well-diversified and only modestly overweighted in the technology sector. They were hurt over the year, but not as much as the Frank Russell 1000 Growth Index (-32.25%) or the technology-heavy NASDAQ Composite Index (-45.19%). The ARK fixed income portfolios provided positive returns across the board for the fiscal year.

We believe that the U.S. economy is facing two separate but overlapping business cycles. The first is the "old economy" (i.e., housing, automotive, and manufacturing), which we believe is going through a traditional business inventory cycle. The old economy will be the primary beneficiary of the Federal Reserve's lower interest rate policies. It would appear that the bottom for both the old economy and its associated stocks has already been reached or is near at hand. The second cycle is composed of technology or "new economy" companies, which have for the past few years been the U.S. economy's primary engine of growth. Technology stocks have been an area of extreme overvaluation and speculative excesses for some time. As we are all now painfully aware, the technology bubble "popped" almost a year ago, resulting in many bankruptcies and earnings shortfalls, with more to come. Uncertainty remains high for technology companies that are currently working off huge inventories of unsold product, compounded by managements that have little forward visibility for their businesses. The technology stock implosion will be the topic of business school studies for years to come. Unfortunately, we do not believe the Federal Reserve's reduction of interest rates will have much impact on the new economy cycle, which could take well into

THE "FEAR CYCLE" IS EVERY BIT AS
POWERFUL AS THE "GREED CYCLE" AND
"CHASING PERFORMANCE CAN BE
HAZARDOUS TO YOUR WEALTH."

THE POWERFUL FORCES UNLEASHED BY
THE INTERNET WILL TAKE YEARS TO
EVOLVE, AND WILL CONTINUE TO WEIGH
HEAVILY ON THE DIRECTION AND MAKE-UP
OF GLOBAL BUSINESS.



April 30, 2001  /   ANNUAL REPORT

                                              ECONOMIC AND INVESTMENT REVIEW   3

2002 to stabilize. We believe the major issue for marginal technology companies is access to capital -- not the cost of capital (i.e., few financial organizations will lend them money, given current industry conditions). Because technology was a major source of economic growth and productivity, it appears that the Federal Reserve is aggressively providing lower interest rates and easy credit conditions to the old economy while the new economy is going through its painful retrenchment. Lower interest rates should help consumers' confidence and increase their willingness to continue to make discretionary purchases. The U.S. consumer accounts for 66% of U.S. economic growth, and if the consumer continues to spend, the economy could avoid a full recession, which in turn should cushion the shock of the technology problem on the overall economy.



THE LONG-TERM OUTLOOK IS MORE POSITIVE
THAN IT HAS BEEN IN THE PAST THREE
YEARS, AND THE TECHNOLOGY REVOLUTION
IS NOT OVER - JUST DELAYED.

ARK Funds' Portfolio Managers at Allied Investment Advisors, Inc. (AIA) are working diligently to position the Portfolios in a market environment that will likely be different from the past five years. The most important difference is that producers of technology will gradually take a back seat to companies that are successfully applying technology. The powerful forces unleashed by the Internet will take years to evolve, and will continue to weigh heavily on the direction and make-up of global business. In the future, major issues surrounding universal Internet use, such as taxation, "user friendliness," security, and privacy, will be just as important as the enabling technology. Companies that can successfully overcome the complexities of applied technology will likely be big winners, while companies that fail to grasp the opportunities provided will have great difficulty attracting investment dollars. There will be far more of the latter than the former, impacting both the equity markets and the corporate bond markets. The next five years will also be very important because the "Baby Boom" generation will begin making some very important financial decisions for their retirement years. Because the leading edge of that generation is nearing retirement during this period, and because they are the country's largest demographic group, they will have a progressively larger impact on the U.S. economy, especially the financial markets. We will be watching this trend closely for investable ideas. There is still considerable uncertainty in the economy and the financial markets. Volatility levels will likely remain high, and we believe corporate profits will be dismal for the next few quarters. That is the bad news. The good news is that the economy and corporate profits will recover. The worst market correction in thirty years may almost be over, and the technology-related speculative excesses have been purged. The long-term outlook is more positive than it has been in the past three years, and the technology revolution is not over -- just delayed. The bottom line is that investors have a little more "scar tissue" and have added a few more years to their formerly over-optimistic retirement forecasts, but they are still in the game. The future is still very attractive for investors who didn't get "eaten by the bear" of fiscal 2001.


                             Sincerely,

                             /s/ J. Eric Leo
                             ------------------
                             J. Eric Leo

                             CHIEF INVESTMENT OFFICER
                             ALLIED INVESTMENT ADVISORS, INC.



                                               ANNUAL REPORT  /   April 30, 2001

The ARK Funds Family

         THE ARK FUNDS FAMILY OFFERS A COMPREHENSIVE RANGE OF MONEY MARKET, FIXED INCOME, AND EQUITY PORTFOLIOS DESIGNED TO MEET BOTH SHORT- AND LONG-TERM NEEDS. WHETHER YOU'RE LOOKING TO ENHANCE SHORT-TERM INCOME, GAIN TAX ADVANTAGES, OR ACHIEVE LONG-TERM GROWTH, ARK FUNDS OFFERS A VARIETY OF MUTUAL FUND SOLUTIONS.

Equity portfolios                                 Fixed Income portfolios

BALANCED                                              SHORT-TERM TREASURY

EQUITY INCOME                                             SHORT-TERM BOND

VALUE EQUITY                                            MARYLAND TAX-FREE

EQUITY INDEX                                        PENNSYLVANIA TAX-FREE

BLUE CHIP EQUITY                                INTERMEDIATE FIXED INCOMEE

CAPITAL GROWT                                        U.S. GOVERNMENT BOND

MID-CAP EQUITY                                                     INCOME

SMALL-CAP EQUITY

INTERNATIONAL EQUITY

EMERGING MARKETS EQUITY


                                                  Money Market portfolios

                                               U.S. TREASURY MONEY MARKET

                                             U.S. GOVERNMENT MONEY MARKE

                                                             MONEY MARKET

                                                    TAX-FREE MONEY MARKET




INTRODUCING NEW FOR 2001:

          4 SOCIAL ISSUES                  MONEY MARKET
             PORTFOLIOS                     PORTFOLIO

     Intermediate Fixed Income            Pennsylvania
          Blue Chip Equity                  Tax-Free
           Capital Growth                 Money Market
          Small-Cap Equity


As a rule, investments, such as stocks, with greater perceived risks also have the potential for greater returns than fixed income investments. Keep in mind stocks also have greater price fluctuations ("volatility") and risks than fixed income investments, which may not make them appropriate for the short-term investor or those whose primary concern is preservation of principal amount invested. If you are investing for the long-term and will not need your investment for several years in the future, then investing in an equity-based mutual fund may be appropriate.

MONEY MARKET PORTFOLIOS   5

                                  Money Market
                                   Portfolios

OUR MONEY MARKET INVESTMENT MANAGEMENT PHILOSOPHY IS DEFINED BY THREE
OBJECTIVES: TO PROVIDE PRESERVATION OF PRINCIPAL, TO MAINTAIN DAILY LIQUIDITY, AND TO MAXIMIZE CURRENT INCOME. TO ACHIEVE THESE OBJECTIVES, WE ACTIVELY MANAGE THE MONEY MARKET PORTFOLIOS UTILIZING OUR CONSERVATIVE AND HIGHLY DISCIPLINED RELATIVE-VALUE APPROACH, WHICH IS CONSTANTLY MONITORED AND REVIEWED TO ENSURE THAT OUR SHAREHOLDERS' GOALS ARE REALIZED.

TO PRESERVE PRINCIPAL, WE CONSIDER ONLY THOSE ISSUERS THAT PASS OUR STRINGENT CREDIT EVALUATION PROCESS. THE GOAL OF THE CREDIT EVALUATION PROCESS IS TO SELECT HIGH-QUALITY ISSUERS THAT PRESENT MINIMAL CREDIT RISK. THE EVALUATION PROCESS IS BASED ON BOTH QUANTITATIVE AND QUALITATIVE FACTORS THAT HIGHLIGHT THE ISSUER'S ABILITY TO MAINTAIN ITS CREDIT RATING AND LEADING INDUSTRY POSITION. ISSUERS ARE MONITORED AND REVIEWED BY THE ALLIED INVESTMENT ADVISORS INVESTMENT POLICY COMMITTEE, WHICH IS COMPRISED OF SENIOR PERSONNEL FROM ALLIED INVESTMENT ADVISORS, INC.

TO PROVIDE DAILY LIQUIDITY, WE MANAGE OUR MATURITIES AND ENGAGE IN OVERNIGHT REPURCHASE AGREEMENTS WITH APPROVED BROKER/DEALERS THAT HAVE OBTAINED THE HIGHEST SHORT-TERM RATINGS. EACH REPURCHASE AGREEMENT IS COLLATERALIZED BY U.S. TREASURY OR U.S. GOVERNMENT AGENCY COLLATERAL.

TO MAXIMIZE CURRENT INCOME, WE ACTIVELY MANAGE THE PORTFOLIOS. WE SEEK TO TAKE ADVANTAGE OF SHORT-LIVED TRADING OPPORTUNITIES AND MARKET INEFFICIENCIES BY EMPLOYING A RELATIVE-VALUE APPROACH THAT EMPHASIZES SECURITY SELECTION.

EACH PORTFOLIO'S STRATEGY STARTS WITH AN AVERAGE MATURITY DECISION. THIS DECISION IS DETERMINED BY A NUMBER OF FACTORS, SUCH AS ANALYSIS OF OUR SHAREHOLDERS' LIQUIDITY NEEDS, EXPECTED FEDERAL RESERVE MONETARY POLICY AND YIELD CURVE, AND IMPLIED FORWARD INTEREST-RATE ANALYSIS.

UPON DETERMINING THE PORTFOLIO'S AVERAGE MATURITY, WE ANALYZE EACH MARKET SECTOR TO DETERMINE WHICH SECTORS ARE CHEAP, THUS PROVIDING VALUE, AND WHICH SECTORS ARE EXPENSIVE. INDIVIDUAL SECURITIES ARE THEN SELECTED. THIS IN-DEPTH ANALYSIS ALLOWS US TO IDENTIFY MARKET INEFFICIENCIES AND TRADING OPPORTUNITIES.

6 MONEY MARKET PORTFOLIOS



                        MONEY MARKET PORTFOLIOS
                        -----------------------
(PHOTO OMITTED)         Money Market
                        Tax-Free Money Market
                        U.S. Government Money Market
                        U.S. Treasury Money Market


JAMES M. HANNAN
PORTFOLIO MANAGER

JAMES M. HANNAN IS A PRINCIPAL OF AIA AND MANAGER OF THE U.S. TREASURY MONEY MARKET PORTFOLIO, U.S. GOVERNMENT MONEY MARKET PORTFOLIO, MONEY MARKET PORTFOLIO, TAX-FREE MONEY MARKET PORTFOLIO, SHORT-TERM TREASURY PORTFOLIO AND OTHER ARK FUNDS PORTFOLIOS. HE IS RESPONSIBLE FOR SEVERAL SEPARATELY MANAGED INSTITUTIONAL PORTFOLIOS THAT HE HAS MANAGED SINCE 1992. HE HAS SERVED AS A VICE PRESIDENT OF ALLFIRST SINCE 1987. PRIOR TO 1987 HE SERVED AS THE TREASURER FOR THE CITY OF HYATTSVILLE, MARYLAND.


Management Discussion and Analysis

      Throughout the year, the Money Market Portfolios continued to meet their investment objectives of providing preservation of principal, daily liquidity, and current income. To provide for preservation of principal, our independent credit evaluation process focuses on quantitative and qualitative factors that highlight the issuer's ability to maintain its credit rating and leading industry position. Corporate issuers are monitored to ensure that high credit quality is maintained. Given the current economic slowdown, credit analysis has taken on an even more important role as credit conditions have deteriorated. Commercial paper and corporate securities are purchased only from those issuers that meet our stringent credit evaluation standards and present minimal credit risk. To provide for daily liquidity, we determine the appropriate average maturity of the Portfolios by examining our shareholders' liquidity needs, expected monetary policy, the shape and slope of the yield curve, and implied forward interest rate analysis. To provide a high level of current income, we select securities after completing a relative-value analysis. We also seek to take advantage of short-lived market inefficiencies and trading opportunities.

      With respect to the economy and interest rate environment -- what a difference a year makes! At this time last year we were writing about the U.S. economy setting records for the longest economic expansion and the Federal Reserve raising interest rates. Although the economy is still growing, the Federal Reserve has taken its most aggressive action in over 20 years by lowering interest rates by 200 basis points in four 50-basis-point increments during the first four months of the year. The catalyst for the aggressive Fed action was the rapid deterioration in economic activity. The economy registered its slowest quarter of growth since mid-1995, as the GDP grew only 1% for the fourth quarter of 2000. The manufacturing sector of the economy has been especially hard hit as production has been cut to work off unwanted inventory, and as capital spending plans, especially in the telecommunications industry, have been slashed. Unemployment is also rising. For the month of April, the economy lost 223,000 jobs, the largest one-month job loss since 1991. Given our expectations for economic growth to remain sluggish for the next two quarters, we expect the Fed to lower interest rates further to keep the economy from entering a recession.

      Looking forward, given the interest rate environment, our strategy will be to maintain our average maturity by selectively purchasing longer-dated, higher yielding securities while utilizing a barbell strategy to provide for daily liquidity. As always, we will continue to utilize our conservative and disciplined active relative-value approach to managing the ARK Money Market Portfolios.




April 30, 2001  /   ANNUAL REPORT

                                                   MONEY MARKET PORTFOLIOS     7

Performance as of April 30, 2001

MONEY MARKET PORTFOLIO

    EDGAR representation of data points used in printed graphic as follows:

                                                                                  IMONEYNET, INC.
                           INST'L     RETAIL      RETAIL         INST'L      1ST TIER INSTITUTIONAL    IMONEYNET, INC.
                           CLASS      CLASS A     CLASS B      II  CLASS          ONLY AVERAGE+       1ST TIER AVERAGE+
                           ------     -------     -------      ---------     ----------------------   -----------------
Seven Day
Effective Yield            4.72%      4.48%       3.75%          4.65%              4.61%                  4.30%


                             (GRAPHIC OMITTED)


    EDGAR representation of data points used in printed graphic as follows:

             ARK Money Market  ARK Money Market ARK Money Market                   iMoneyNet, Inc.     ARK Money Market
               Portfolio,        Portfolio,       Portfolio,       iMoneyNet, Inc.    First Tier         Portfolio,
                Retail         Institutional        Retail           First Tier     Institutional      Institutional
                Class B          II Class          Class A            Average+      Only Average+         Class
              -------------    -------------     -------------       ----------   -----------------   ----------------
 5/31/00          5.98              5.9               5.75              5.06              5.54              5.91
 6/30/00          6.23              6.15              6.00              5.31              5.78              6.15
 7/31/00          6.31              6.25              6.08              5.38              5.90              6.24
 8/31/00          6.34              6.26              6.11              5.43              5.91              6.27
 9/30/00          6.34              6.25              6.11              5.43              5.90              6.27
10/31/00          6.33              6.25              6.1               5.42              5.89              6.26
11/30/00          6.36              6.25              6.13              5.45              5.9               6.29
12/31/00          6.37              6.25              6.13              5.47              5.89              6.3
 1/31/01          6.05              5.97              5.82              5.13              5.63              5.98
 2/28/01          5.55              5.48              5.31              4.62              5.16              5.48
 3/31/01          5.25              5.05              5.02              4.33              4.71              5.18
 4/30/01          4.87              4.69              4.63              3.94              4.37              4.8


U.S. GOVERNMENT MONEY MARKET PORTFOLIO

                                                                                  IMONEYNET, INC.
                                                                             IMONEYNET, INC. GOV'T.     IMONEYNET, INC.
                           INST'L             RETAIL          INST'L            ONLY INSTITUTIONS        U.S. GOV'T &
                           CLASS              CLASS A         II  CLASS           ONLY AVERAGE+        AGENCIES AVERAGE+
                           ------              ------         ---------      ----------------------    -----------------
Seven Day
Effective Yield            4.39%              4.15%            4.32%                4.12%                   4.22%

                             (GRAPHIC OMITTED)


    EDGAR representation of data points used in printed graphic as follows:

                                                       ARK U.S.
            ARK U.S.Government   ARK U.S. Government  Government     iMoneyNet, Inc.    iMoneyNet, Inc.
          Money Market Portfolio,   Money Market,    Money Market,  U.S. Government   Government Only
              Institutional           Portfolio,       Portfolio       & Agencies    Institutions Only
                 Class             Institutional II  Retail Class A     Average+         Average+
          -------------------    ----------------   -------------   ---------------  -----------------
 5/31/00          5.86                 5.64              5.63             5.53              5.79
 6/30/00          6.12                 5.89              5.89             5.75              6.05
 7/31/00          6.19                 5.98              5.96             5.86              6.12
 8/31/00          6.19                 6.03              5.96             5.89              6.12
 9/30/00          6.20                 6.05              5.97             5.90              6.13
10/31/00          6.23                 6.04              6.00             5.90              6.16
11/30/00          6.25                 6.09              6.02             5.92              6.18
12/31/00          6.19                 6.01              5.96             5.85              6.12
 1/31/01          5.79                 5.69              5.56             5.55              5.72
 2/28/01          5.31                 5.25              5.04             5.14              5.25
 3/31/01          5.08                 4.88              4.85             4.70              5.01
 4/30/00          4.58                 4.47              4.35             4.31              4.51



TAX-FREE MONEY MARKET PORTFOLIO

                                                                           IMONEYNET, INC.           IMONEYNET, INC.
                         INST'L          RETAIL           INST'L        TAX FREE INSTITUTIONAL       TF STOCKBROKER &
                         CLASS           CLASS A         II  CLASS          ONLY AVERAGE +       GENERAL PURPOSE AVERAGE+
                         ------          -------         ---------      ----------------------   ------------------------
Seven Day
Effective Yield          3.95%           3.71%            3.87%               3.81%                     3.54%


                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:


                                                                   iMoneyNet, Inc.
             ARK Tax-Free        iMoneyNet, Inc.    ARK Tax-Free      Tax-Free            ARK Tax-Free
             Money Market          Tax-Free         Money Market     Stockbroker &   Money Market Portfolio,
              Portfolio,       Institutions Only     Portfolio,         General        Institutional II
          Institutional Class     Average+         Retail Class A   Purpose Average+          Class
          -------------------   -----------------   -------------   ----------------   --------------------
 5/31/00          4.23                 4.37              4.00              4.10              4.16
 6/30/00          3.85                 3.81              3.62              3.60              3.78
 7/31/00          3.65                 3.64              3.42              3.43              3.58
 8/31/00          3.72                 3.76              3.49              3.53              3.65
 9/30/00          3.92                 3.98              3.69              3.75              3.85
10/31/00          3.99                 3.96              3.76              3.72              3.92
11/30/00          4.00                 3.97              3.77              3.73              3.93
12/31/00          3.91                 3.85              3.68              3.62              3.84
 1/31/01          2.93                 2.93              2.70              2.74              2.86
 2/28/01          3.35                 3.38              3.11              3.19              3.27
 3/31/01          2.96                 2.96              2.73              2.74              2.89
 4/30/01          3.53                 3.40              3.30              3.18              3.46



U.S. TREASURY MONEY MARKET PORTFOLIO

                                                                                                IMONEYNET, INC.
                           INST'L                  RETAIL                  INST'L                     100%
                           CLASS                   CLASS A                II  CLASS           U.S. TREASURY AVERAGE+
                           ------                  -------                ---------           ----------------------
Seven Day
Effective Yield            4.32%                    4.08%                   4.24%                      4.13%


                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

                                ARK U.S            ARK U.S.
            ARK U.S. Treasury   Treasury          Treasury     iMoneyNet, Inc.
              Money Market    Money Market       Money Market     100% U.S.
              Portfolio,       Portfolio,        Portfolio,       Treasury
            Institutional   Institutional II   Retail Class A     Average+
             -------------   ----------------    ------------     ---------
 5/31/00          5.37              5.16              5.30           5.14
 6/30/00          5.45              5.28              5.38           5.22
 7/31/00          5.55              5.35              5.48           5.32
 8/31/00          5.71              5.46              5.64           5.48
 9/30/00          5.73              5.55              5.66           5.50
10/31/00          5.71              5.56              5.64           5.48
11/30/00          5.76              5.67              5.53           5.69
12/31/00          5.74              5.61              5.51           5.66
 1/31/01          5.48              5.37              5.25           5.41
 2/28/01          5.13              5.04              4.90           5.06
 3/31/01          5.01              4.62              4.78           4.94
 4/30/01          4.60              4.23              4.37           4.53


Past performance is not predictive of future performance.

+The performance of the iMoneyNet, Inc. indices does not include operating expenses that are incurred by the Portfolio.



                                               ANNUAL REPORT  /   April 30, 2001

8  MONEY MARKET PORTFOLIO


MONEY MARKET PORTFOLIO
Diversification By Sector


% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------
49% CORPORATE OBLIGATIONS
35% COMMERCIAL PAPER
 8% REPURCHASE AGREEMENTS
 5% TAXABLE MUNICIPAL BONDS
 3% CERTIFICATES OF DEPOSIT


Statement of Net Assets

------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS -- 42.6%

       BANKS -- 9.0%

       BANK ONE
                8.875%, 03/15/02                              $   5,000       $      5,153
                                                              ----------------------------
       BANK ONE, SER G, MTN
                6.500%, 11/01/01                                 12,200             12,205
                                                              ----------------------------
       CITIGROUP, MTN (A)
                4.650%, 05/01/01                                 25,000             24,999
                                                              ----------------------------
       FIRST UNION NATIONAL BANK (A)
                4.670%, 05/01/01                                 35,000             35,000
                                                              ----------------------------
                4.665%, 05/01/01                                 10,000             10,000
                                                              ----------------------------
       HUNTINGTON BANCSHARES, SER B, MTN (A)
                5.380%, 05/22/01                                 10,000             10,000
                                                              ----------------------------
       WELLS FARGO, SER B, MTN
                6.875%, 05/10/01                                 15,250             15,249
                                                              ----------------------------
       TOTAL BANKS                                                            $    112,606
------------------------------------------------------------------------------------------

       FINANCIAL SERVICES -- 16.6%

       ASSOCIATES N.A., MTN (A)
                5.158%, 06/14/01                                 28,000             28,003
                                                              ----------------------------
       BETA FINANCE, MTN (B)
                6.710%, 10/11/01                                 10,000             10,000
                                                              ----------------------------
       CAPITAL ONE FUNDING, SER 1995-C (A) (B)
                4.550%, 05/03/01                                  2,900              2,900
                                                              ----------------------------
       CAPITAL ONE FUNDING, SER 1996-H (A)
                4.550%, 05/03/01                                  3,400              3,400
                                                              ----------------------------
       CIT GROUP, MTN
                6.050%, 06/12/01                                  3,000              2,997
                                                              ----------------------------
                5.800%, 03/26/02                                  2,000              2,012
                                                              ----------------------------


------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       CIT GROUP, MTN (A)
                5.033%, 06/06/01                              $  10,000       $     10,000
                                                              ----------------------------
       FORD CAPITAL
                9.500%, 07/01/01                                 10,000             10,039
                                                              ----------------------------
       FORD MOTOR CREDIT
                8.200%, 02/15/02                                 11,240             11,486
                                                              ----------------------------
                6.500%, 02/28/02                                 26,219             26,499
                                                              ----------------------------

       GENERAL MOTORS ACCEPTANCE
                6.750%, 02/07/02                                 18,500             18,713
                                                              ----------------------------
       GENERAL MOTORS ACCEPTANCE, MTN
                6.750%, 06/05/01                                  5,000              5,000
                                                              ----------------------------
       GENERAL MOTORS ACCEPTANCE, MTN (A)
                4.990%, 07/16/01                                 10,000             10,004
                                                              ----------------------------
       JOHN DEERE CAPITAL, SER C, MTN (A)
                4.970%, 07/05/01                                  4,000              4,002
                                                              ----------------------------
                4.388%, 07/25/01                                 36,000             36,003
                                                              ----------------------------
       NORWEST FINANCIAL, MTN (A)
                4.620%, 05/01/01                                 25,000             24,997
                                                              ----------------------------
       TOTAL FINANCIAL SERVICES                                               $    206,055
------------------------------------------------------------------------------------------

       MISCELLANEOUS BUSINESS SERVICES -- 1.0%

       BOB SUMEREL TIRE, LOC (A) (B)
                4.550%, 05/03/01                                  5,000              5,000
                                                              ----------------------------
       REYNOLDS ROAD FITNESS CENTER, SER 1998, LOC (A) (B)
                4.550%, 05/03/01                                  5,830              5,830
                                                              ----------------------------
       TRAP ROCK INDUSTRY, LOC (A)
                4.680%, 05/02/01                                  1,300              1,300
                                                              ----------------------------
       TOTAL MISCELLANEOUS BUSINESS SERVICES                                  $     12,130
------------------------------------------------------------------------------------------

       REAL ESTATE INVESTMENT TRUSTS -- 0.8%

       ELSINORE PROPERTIES, LOC (A)
                4.550%, 05/03/01                                  9,900              9,900
                                                              ----------------------------
       TOTAL REAL ESTATE INVESTMENT TRUSTS                                    $      9,900
------------------------------------------------------------------------------------------

       RETAIL -- 0.7%

       TARGET, MTN (A)
                4.880%, 07/16/01                                  9,000              9,001
                                                              ----------------------------
       TOTAL RETAIL                                                           $      9,001
------------------------------------------------------------------------------------------






April 30, 2001  /   ANNUAL REPORT

                                          MONEY MARKET PORTFOLIO (CONTINUED)   9


------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       SECURITY BROKERS & DEALERS -- 12.5%

       BEAR STEARNS
                6.750%, 05/01/01                              $   3,300       $      3,300
                                                              ----------------------------
       BEAR STEARNS (A)
                4.750%, 05/01/01                                 25,000             25,000
                                                              ----------------------------
       CREDIT SUISSE FIRST BOSTON, MTN (A)
                5.053%, 05/09/01                                 20,000             20,000
                                                              ----------------------------
       GOLDMAN SACHS GROUP (A)
                4.885%, 07/16/01                                 10,000             10,000
                                                              ----------------------------
       LEHMAN BROTHERS HOLDINGS, MTN
                6.750%, 09/24/01                                 27,880             27,885
                                                              ----------------------------
       MERRILL LYNCH, MTN (A)
                4.610%, 05/01/01                                 40,000             40,000
                                                              ----------------------------
       SALOMON SMITH BARNEY HOLDINGS, MTN (A)
                5.130%, 06/12/01                                 30,000             30,002
                                                              ----------------------------
       TOTAL SECURITY BROKERS & DEALERS                                       $    156,187
------------------------------------------------------------------------------------------

       TELEPHONES & TELECOMMUNICATIONS -- 2.0%

       VERIZON COMMUNICATIONS (A)
                5.064%, 06/15/01                                 25,000             24,995
                                                              ----------------------------
       TOTAL TELEPHONES & TELECOMMUNICATIONS                                  $     24,995
------------------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
(COST $530,874)                                                               $    530,874
------------------------------------------------------------------------------------------

COMMERCIAL PAPER -- 35.3%

       BANKS -- 4.4%
       ABBEY NATIONAL N.A.
                4.650%, 05/02/01                                  5,000              4,999
                                                              ----------------------------
       UBS FINANCE
                4.650%, 05/01/01                                 50,000             50,000
                                                              ----------------------------
       TOTAL BANKS                                                            $     54,999
------------------------------------------------------------------------------------------

       ENERGY -- 2.3%

       NATIONAL RURAL UTILITIES
                4.570%, 05/14/01                                 28,500             28,453
                                                              ----------------------------
       TOTAL ENERGY                                                           $     28,453
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       FINANCIAL SERVICES -- 20.7%

       BAVARIA
                4.480%, 05/10/01                              $  50,000       $     49,944
                                                              ----------------------------
       CIESCO
                4.650%, 05/01/01                                  6,200              6,200
                                                              ----------------------------
                4.920%, 05/25/01                                 50,000             49,836
                                                              ----------------------------
       DELAWARE FUNDING
                4.450%, 05/22/01                                 50,000             49,870
                                                              ----------------------------
       EDISON ASSET SECURITIZATION
                4.990%, 05/09/01                                 50,000             49,945
                                                              ----------------------------
                4.600%, 05/09/01                                  2,122              2,120
                                                              ----------------------------
       HOUSEHOLD FINANCE
                4.700%, 05/01/01                                 50,000             50,000
                                                              ----------------------------
       TOTAL FINANCIAL SERVICES                                               $    257,915
------------------------------------------------------------------------------------------

       RETAIL -- 3.9%

       TARGET
                4.300%, 06/08/01                                 48,600             48,380
                                                              ----------------------------
       TOTAL RETAIL                                                           $     48,380
------------------------------------------------------------------------------------------

       SECURITY BROKERS & DEALERS -- 4.0%

       MORGAN STANLEY DEAN WITTER
                4.650%, 05/01/01                                 50,000             50,000
                                                              ----------------------------
       TOTAL SECURITY BROKERS & DEALERS                                       $     50,000
------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
(COST $439,747)                                                               $    439,747
------------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT -- 2.9%

       FOREIGN BANKS -- 2.9%

       BAYER-HYPO VEREINS BANK EURO
                7.040%, 07/17/01                                 10,000             10,000
                                                              ----------------------------
       COMMERZBANK NY
                6.975%, 07/13/01                                 10,000             10,000
                                                              ----------------------------
       DEUTSCHE BANK
                6.890%, 08/20/01                                  6,000              6,000
                                                              ----------------------------
       UBS STAMFORD CONNECTICUT
                7.230%, 06/12/01                                 10,000             10,000
                                                              ----------------------------
       TOTAL FOREIGN BANKS                                                    $     36,000
------------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
(COST $36,000)                                                                $     36,000
------------------------------------------------------------------------------------------

                                               ANNUAL REPORT  /   April 30, 2001

------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES -- 6.2%

       FORD MOTOR CREDIT AUTO OWNER TRUST,
       SER 2001-B, CL A2
                4.901%, 12/15/01                              $  41,700       $     41,700
                                                              ----------------------------
       HONDA AUTO RECEIVABLES OWNER TRUST,
       SER 2001-1, CL A1
                5.270%, 03/18/02                                 35,470             35,470
                                                              ----------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $77,170)                                                                $     77,170
------------------------------------------------------------------------------------------

TAXABLE MUNICIPAL BONDS -- 5.0%

       CALIFORNIA -- 0.6%

       RIVERSIDE COUNTY COP, BANKRUPTCY COURTHOUSE, LOC (A)
                4.650%, 05/02/01                                  7,700              7,700
                                                              ----------------------------
       TOTAL CALIFORNIA                                                       $      7,700
------------------------------------------------------------------------------------------

       ILLINOIS -- 0.7%

       ILLINOIS STATE, HEALTH FACILITIES RB,
       LOYOLA UNIVERSITY HEALTH FACILITIES,
       SER C, MBIA (A)
                4.650%, 05/02/01                                  8,500              8,500
                                                              ----------------------------
       TOTAL ILLINOIS                                                         $      8,500
------------------------------------------------------------------------------------------

       MARYLAND -- 0.4%

       MARYLAND STATE, HEALTH & HIGHER
       EDUCATION FACILITIES RB, CHARLESTOWN,
       SER B, LOC (A)
                4.600%, 05/02/01                                  4,800              4,800
                                                              ----------------------------
       TOTAL MARYLAND                                                         $      4,800
------------------------------------------------------------------------------------------

       NEW JERSEY -- 0.3%

       NEW JERSEY STATE, ECONOMIC DEVELOPMENT
       AUTHORITY RB, MOREY ORGANIZATION, LOC (A)
                4.680%, 05/02/01                                  4,100              4,100
                                                              ----------------------------
       TOTAL NEW JERSEY                                                       $      4,100
------------------------------------------------------------------------------------------

       NEW YORK -- 1.0%

       NEW YORK CITY, SER B11, GO
                5.330%, 06/07/01                                 12,000             12,000
                                                              ----------------------------
       TOTAL NEW YORK                                                         $     12,000
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       NORTH CAROLINA -- 0.5%

       DURHAM COP, SER B (A)
                4.550%, 05/03/01                              $   1,500       $      1,500
                                                              ----------------------------
       WINSTON-SALEM COP, LOC
                4.720%, 07/11/01                                  5,000              5,000
                                                              ----------------------------
       TOTAL NORTH CAROLINA                                                   $      6,500
------------------------------------------------------------------------------------------

       TEXAS -- 1.5%

       TEXAS STATE GO, VETERANS HOUSING
       ASSISTANCE PROGRAM, SER A-2 (A)
                4.500%, 05/02/01                                 10,000             10,000
                                                              ----------------------------
       TEXAS STATE GO, VETERANS LAND REFUNDING
       PROGRAM, SER B (A)
                4.500%, 05/02/01                                  8,920              8,920
                                                              ----------------------------
       TOTAL TEXAS                                                            $     18,920
------------------------------------------------------------------------------------------
TOTAL TAXABLE MUNICIPAL BONDS
(COST $62,520)                                                                $     62,520
------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS -- 7.7%
       DEUTSCHE BANK 4.520%, DATED 04/30/01,
       MATURES 05/01/01, REPURCHASE PRICE
       $46,005,776 (COLLATERALIZED BY
       U.S. TREASURY OBLIGATIONS:
       TOTAL MARKET VALUE $46,920,071)                           46,000             46,000
                                                              ----------------------------
       GOLDMAN SACHS GROUP 4.250%, DATED
       04/30/01, MATURES 05/01/01, REPURCHASE
       PRICE $5,739,053 (COLLATERALIZED BY
       U.S. TREASURY OBLIGATIONS:
       TOTAL MARKET VALUE $5,853,683)                             5,738              5,738
                                                              ----------------------------
       SALOMON SMITH BARNEY 4.500%, DATED
       04/30/01, MATURES 05/01/01, REPURCHASE
       PRICE $45,005,625 (COLLATERALIZED BY
       U.S. GOVERNMENT OBLIGATIONS:
       TOTAL MARKET VALUE $46,075,643)                           45,000             45,000
                                                              ----------------------------
TOTAL REPURCHASE AGREEMENTS
(COST $96,738)                                                                $     96,738
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.7%
(COST $1,243,049)                                                             $  1,243,049
------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.3%                                     $      3,555
------------------------------------------------------------------------------------------




April 30, 2001  /   ANNUAL REPORT

                                         MONEY MARKET PORTFOLIO (CONCLUDED)   11

------------------------------------------------------------------------------------------
  DESCRIPTION                                                                  VALUE (000)
------------------------------------------------------------------------------------------

NET ASSETS:

PORTFOLIO SHARES OF INSTITUTIONAL CLASS
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 583,930,625 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                   $    583,914
                                                                              ------------
PORTFOLIO SHARES OF RETAIL CLASS A
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 296,808,587 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                        296,799
                                                                              ------------
PORTFOLIO SHARES OF RETAIL CLASS B
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 105,296 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                            105
                                                                              ------------
PORTFOLIO SHARES OF INSTITUTIONAL II CLASS
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 365,798,261 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                        365,795
                                                                              ------------
ACCUMULATED NET REALIZED LOSS ON INVESTMENTS                                            (9)
                                                                              ------------
TOTAL NET ASSETS -- 100.0%                                                    $  1,246,604
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- INSTITUTIONAL CLASS                                         $1.00
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- RETAIL CLASS A                                              $1.00
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- RETAIL CLASS B                                              $1.00
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- INSTITUTIONAL II CLASS                                      $1.00
------------------------------------------------------------------------------------------


(A) Variable Rate Security. The rate reported on the Statement of Net Assets is the rate in effect on April 30, 2001. The date shown is the next scheduled reset date.

(B) Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally qualified to institutional investors.

Cl -- Class
COP -- Certificate of Participation
GO -- General Obligation
LOC -- Securities are held in connection with a letter of credit issued by a major bank or other financial institution.
MTN -- Medium Term Note
N.A. -- North America
RB -- Revenue Bond
Ser -- Series

The following organizations have provided underlying credit support for securities listed above, as indicated.

MBIA -- Municipal Bond Insurance Association

The accompanying notes are an integral part of the financial statements.



                                               ANNUAL REPORT  /   April 30, 2001

12  TAX-FREE MONEY MARKET PORTFOLIO


TAX-FREE MONEY MARKET PORTFOLIO
Diversification By Sector


% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------
85% REVENUE BONDS
 6% GENERAL OBLIGATIONS
 4% ANTICIPATION NOTES
 4% TAX-EXEMPT COMMERCIAL PAPER
 1% PARTICIPATION NOTES


Statement of Net Assets

------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------

MUNICIPAL BONDS & NOTES -- 99.5%

       ALABAMA -- 0.6%

       MOBILE, INDUSTRIAL DEVELOPMENT BOARD RB,
       DOCK & WHARF, HOLNAM PROJECT, SER B,
       LOC (A)
                4.150%, 05/02/01                              $     900       $        900
                                                              ----------------------------
       TOTAL ALABAMA                                                          $        900
------------------------------------------------------------------------------------------

       ALASKA -- 0.2%

       VALDEZ, INDUSTRIAL DEVELOPMENT AUTHORITY
       RB, EXXON PIPELINE PROJECT (A)
                4.350%, 05/01/01                                    300                300
                                                              ----------------------------
       TOTAL ALASKA                                                           $        300
------------------------------------------------------------------------------------------
       COLORADO -- 0.7%
       COLORADO STATE, POSTSECONDARY EDUCATIONAL
       FACILITIES AUTHORITY RB, PRO RODEO HALL OF
       FAME PROJECT, LOC (A)
                4.400%, 05/03/01                                    980                980
                                                              ----------------------------
       TOTAL COLORADO                                                         $        980
------------------------------------------------------------------------------------------
       CONNECTICUT -- 0.4%
       CONNECTICUT STATE, HEALTH & EDUCATIONAL
       FACILITIES RB, YALE UNIVERSITY, SER T-1 (A)
                4.050%, 05/03/01                                    600                600
                                                              ----------------------------
       TOTAL CONNECTICUT                                                      $        600
------------------------------------------------------------------------------------------
       DISTRICT OF COLUMBIA -- 0.3%
       DISTRICT OF COLUMBIA, GENERAL FUND
       RECOVERY PROJECT GO, SER B-1, LOC (A)
                4.600%, 05/01/01                                    400                400
                                                              ----------------------------
       TOTAL DISTRICT OF COLUMBIA                                             $        400
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       FLORIDA -- 4.3%

       LEE COUNTY, HOUSING FINANCE AUTHORITY RB,
       FORESTWOOD APARTMENTS PROJECT, SER A,
       FNMA (A)
                4.200%, 05/02/01                              $   1,900       $      1,900
                                                              ----------------------------
       PINELLAS COUNTY, HOUSING & FINANCE
       AUTHORITY RB, FOXBRIDGE APARTMENTS,
       SER A, FNMA (A)
                4.200%, 05/02/01                                  1,000              1,000
                                                              ----------------------------
       SUNSHINE STATE TECP, GOVERNMENT
       FINANCING COMMISSION
                3.150%, 08/09/01                                  3,265              3,265
                                                              ----------------------------
       TOTAL FLORIDA                                                          $      6,165
------------------------------------------------------------------------------------------

       GEORGIA -- 2.1%

       DE KALB COUNTY, HOUSING AUTHORITY RB,
       WINTERS CREEK APARTMENTS PROJECT,
       FNMA (A)
                4.300%, 05/02/01                                  1,600              1,600
                                                              ----------------------------
       HAPEVILLE, INDUSTRIAL DEVELOPMENT AUTHORITY
       RB, HAPEVILLE HOTEL PROJECT, LOC (A)
                4.300%, 05/01/01                                  1,500              1,500
                                                              ----------------------------
       TOTAL GEORGIA                                                          $      3,100
------------------------------------------------------------------------------------------

       ILLINOIS -- 4.0%

       ILLINOIS STATE, HEALTH FACILITIES AUTHORITY RB,
       ST. LUKE'S MEDICAL CENTER, SER B, MBIA (A)
                4.250%, 05/02/01                                  2,600              2,600
                                                              ----------------------------
       ILLINOIS STATE, HEALTH FACILITIES AUTHORITY RB,
       SWEDISH COVENANT HOSPITAL PROJECT,
       AMBAC (A)
                4.200%, 05/02/01                                  1,200              1,200
                                                              ----------------------------
       ILLINOIS STATE, HEALTH FACILITIES AUTHORITY RB,
       SWEDISH COVENANT HOSPITAL PROJECT, SER A,
       AMBAC (A)
                4.200%, 05/02/01                                  2,000              2,000
                                                              ----------------------------
       TOTAL ILLINOIS                                                         $      5,800
------------------------------------------------------------------------------------------

       INDIANA -- 0.7%

       ALLEN COUNTY, INDUSTRIAL & ECONOMIC
       DEVELOPMENT AUTHORITY RB, GOLDEN YEARS
       HOMESTEAD PROJECT, LOC (A)
                4.250%, 05/03/01                                    200                200
                                                              ----------------------------
       HAMMOND, POLLUTION CONTROL AUTHORITY RB,
       AMOCO OIL PROJECT (A)
                4.400%, 05/01/01                                    820                820
                                                              ----------------------------
       TOTAL INDIANA                                                          $      1,020
------------------------------------------------------------------------------------------



April 30, 2001  /   ANNUAL REPORT

                                TAX-FREE MONEY MARKET PORTFOLIO (CONTINUED)   13

------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       IOWA -- 0.1%

       IOWA STATE, HIGHER EDUCATION AUTHORITY RB,
       SAINT AMBROSE PROJECT (A)
                4.250%, 05/03/01                              $     100       $        100
                                                              ----------------------------
       TOTAL IOWA                                                             $        100
------------------------------------------------------------------------------------------

       LOUISIANA -- 1.4%

       LAKE CHARLES, HARBOR & REVENUE DISTRICT
       RB, CONOCO PROJECT, SER A, LOC (A)
                4.250%, 05/02/01                                  1,000              1,000
                                                              ----------------------------
       LOUISIANA STATE, PUBLIC FACILITIES AUTHORITY
       RB, KENNER HOTEL PROJECT, LOC (A)
                4.300%, 05/01/01                                  1,000              1,000
                                                              ----------------------------
       TOTAL LOUISIANA                                                        $      2,000
------------------------------------------------------------------------------------------

       MARYLAND -- 25.7%

       BALTIMORE COUNTY, GARRISON FOREST SCHOOL
       PROJECT RB, LOC (A)
                4.250%, 05/03/01                                  3,000              3,000
                                                              ----------------------------
       BALTIMORE COUNTY, POLLUTION CONTROL
       AUTHORITY RB, BG&E PROJECT
                3.350%, 07/02/01                                  4,000              4,000
                                                              ----------------------------
       MARYLAND STATE, DEPARTMENT OF HOUSING &
       COMMUNITY DEVELOPMENT MUNICIPAL
       SECURITIES TRUST RECEIPTS RB, SER CMC3,
       LOC, AMT (A) 4.400%,
                05/02/01                                          5,200              5,200
                                                              ----------------------------
       MARYLAND STATE, HEALTH & HIGHER EDUCATION
       FACILITIES AUTHORITY RB, CHARLESTOWN
       COMMUNITY, SER A, LOC (A)
                4.250%, 05/02/01                                  4,800              4,800
                                                              ----------------------------
       MARYLAND STATE, HEALTH & HIGHER EDUCATION
       FACILITIES AUTHORITY RB, HOSPITAL &
       UNIVERSITY IMPROVEMENTS, SER A, LOC (A)
                4.200%, 05/02/01                                  5,600              5,600
                                                              ----------------------------
       MARYLAND STATE, HEALTH & HIGHER EDUCATION
       FACILITIES AUTHORITY RB, POOLED LOAN
       PROGRAM, SER B, LOC (A)
                4.100%, 05/02/01                                    500                500
                                                              ----------------------------
       MARYLAND STATE, HEALTH & HIGHER EDUCATION
       FACILITIES AUTHORITY RB, POOLED LOAN
       PROGRAM, SER D, LOC (A)
                4.250%, 05/03/01                                  5,948              5,948
                                                              ----------------------------
       MARYLAND STATE, UNIVERSITY OF MARYLAND
       AUTHORITY RB, EQUIPMENT LOAN PROJECT,
       SER A (A)
                4.100%, 05/02/01                                    500                500
                                                              ----------------------------
       MONTGOMERY COUNTY, HOUSING
       OPPORTUNITIES RB, BARCLAY APARTMENTS,
       ISSUE I, MBIA (A)
                4.150%, 05/02/01                                  2,800              2,800
                                                              ----------------------------



------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------

       UNIVERSITY OF MARYLAND, REVOLVING
       EQUIPMENT LOAN PROGRAM RB, SER B (A)
                4.100%, 05/02/01                              $     400       $        400
                                                              ----------------------------
       WASHINGTON COUNTY, ECONOMIC
       DEVELOPMENT AUTHORITY RB, ST. JAMES
       SCHOOL PROJECT, LOC (B)
                4.375%, 11/01/01                                  2,500              2,500
                                                              ----------------------------
       WESTMINSTER, MARYLAND EDUCATIONAL
       FACILITIES RB, WESTERN MARYLAND COLLEGE,
       SER B (A)
                4.300%, 05/03/01                                  1,800              1,800
                                                              ----------------------------
       TOTAL MARYLAND                                                         $     37,048
------------------------------------------------------------------------------------------

       MASSACHUSETTS -- 5.1%

       MASSACHUSETTS STATE, HEALTH & EDUCATIONAL
       FACILITIES AUTHORITY, CAPITAL ASSET PROGRAM,
       SER B, MBIA (A)
                4.350%, 05/01/01                                    300                300
                                                              ----------------------------
       MASSACHUSETTS STATE, HEALTH & EDUCATIONAL
       FACILITIES AUTHORITY RB, CAPITAL ASSET
       PROGRAM, SER C, MBIA (A)
                4.350%, 05/01/01                                    900                900
                                                              ----------------------------
       MASSACHUSETTS STATE, HEALTH & EDUCATIONAL
       FACILITIES AUTHORITY RB, HARVARD UNIVERSITY (A)
                4.000%, 05/02/01                                    700                700
                                                              ----------------------------
       MASSACHUSETTS STATE, WATER RESOURCES
       AUTHORITY RB, SER A, AMBAC (A)
                4.150%, 05/02/01                                  5,465              5,465
                                                              ----------------------------
       TOTAL MASSACHUSETTS                                                    $      7,365
------------------------------------------------------------------------------------------

       MICHIGAN -- 0.5%

       DETROIT, WATER SUPPLY SYSTEMS RB,
       FGIC (A)
                4.250%, 05/02/01                                    700                700
                                                              ----------------------------
       TOTAL MICHIGAN                                                         $        700
------------------------------------------------------------------------------------------

       MINNESOTA -- 3.1%

       MINNESOTA STATE, SCHOOL DISTRICTS
       TAX & AID ANTICIPATED BORROWING PROGRAM
       GO, SER A
                4.000%, 02/12/02                                  3,000              3,016
                                                              ----------------------------
       MINNESOTA STATE, TAX & AID ANTICIPATION
       INDEBTEDNESS COP, SER B
                5.000%, 08/17/01                                  1,500              1,503
                                                              ----------------------------
       TOTAL MINNESOTA                                                        $      4,519
------------------------------------------------------------------------------------------

       MISSISSIPPI -- 0.1%

       JACKSON COUNTY RB, CHEVRON USA PROJECT,
       SER 93 (A)
                4.400%, 05/01/01                                    200                200
                                                              ----------------------------
       TOTAL MISSISSIPPI                                                      $        200
------------------------------------------------------------------------------------------



                                               ANNUAL REPORT  /   April 30, 2001

------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       MISSOURI -- 1.7%

       COLUMBIA RB, SER A, LOC (A)
                4.200%, 05/02/01                              $   1,500       $      1,500
                                                              ----------------------------
       MISSOURI STATE, DEVELOPMENT FINANCE
       AUTHORITY RB, SCIENCE CITY
       UNION STATION, SER C, LOC (A)
                4.500%, 05/01/01                                    100                100
                                                              ----------------------------
       MISSOURI STATE, HEALTH & EDUCATIONAL
       FACILITIES AUTHORITY RB, WASHINGTON
       UNIVERSITY PROJECT, SER B (A)
                4.400%, 05/01/01                                    800                800
                                                              ----------------------------
       TOTAL MISSOURI                                                         $      2,400
------------------------------------------------------------------------------------------

       MONTANA -- 0.7%

       MONTANA STATE, HEALTH FACILITIES AUTHORITY
       RB, SER A, FGIC (A)
                4.400%, 05/03/01                                  1,000              1,000
                                                              ----------------------------
       TOTAL MONTANA                                                          $      1,000
------------------------------------------------------------------------------------------

       NEVADA -- 0.6%

       CLARK COUNTY, AIRPORT IMPROVEMENT
       AUTHORITY RB, SER A, MBIA (A)
                4.150%, 05/02/01                                    900                900
                                                              ----------------------------
       TOTAL NEVADA                                                           $        900
------------------------------------------------------------------------------------------

       NEW JERSEY -- 2.3%

       NEW JERSEY STATE, ECONOMIC DEVELOPMENT
       AUTHORITY RB, WATER FACILITIES PROJECT,
       AMBAC (A)
                4.300%, 05/01/01                                  1,500              1,500
                                                              ----------------------------
       NEW JERSEY STATE, MUNICIPAL SECURITIES
       TRUST RECEIPTS RB, SER CB1 (A)
                4.350%, 08/15/01                                  1,800              1,800
                                                              ----------------------------
       TOTAL NEW JERSEY                                                       $      3,300
------------------------------------------------------------------------------------------

       NEW YORK -- 9.7%

       NEW YORK CITY GO, SER F-3 (A)
                4.150%, 05/02/01                                    700                700
                                                              ----------------------------
       NEW YORK CITY GO, SER F-6 (A)
                4.150%, 05/02/01                                  4,300              4,300
                                                              ----------------------------
       NEW YORK CITY, MASS TRANSIT AUTHORITY
       DEMAND CERTIFICATE TRUST RB,
       SER 1993C, FGIC (A)
                4.250%, 05/02/01                                  4,000              4,000
                                                              ----------------------------
       NEW YORK CITY, TRANSITIONAL FINANCE
       AUTHORITY RB, SER A-1, SPA (A)
                4.000%, 05/02/01                                  5,000              5,000
                                                              ----------------------------
       TOTAL NEW YORK                                                         $     14,000
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       NORTH CAROLINA -- 6.9%

       CHARLOTTE, AIRPORT DEVELOPMENT AUTHORITY
       RB, SER A, MBIA (A)
                4.100%, 05/02/01                              $   2,800       $      2,800
                                                              ----------------------------
       DURHAM, WATER & SEWER UTILITIES SYSTEM
       RB (A)
                4.050%, 05/03/01                                  2,000              2,000
                                                              ----------------------------
       GREENSBORO, PUBLIC IMPROVEMENT GO,
       SER B (A)
                4.150%, 05/02/01                                  1,000              1,000
                                                              ----------------------------
       NORTH CAROLINA STATE, EDUCATIONAL FACILITIES
       FINANCING AUTHORITY RB, ELON COLLEGE,
       LOC (A)
                4.150%, 05/02/01                                  1,900              1,900
                                                              ----------------------------
       RALEIGH DURHAM, AIRPORT AUTHORITY RB,
       AMERICAN AIRLINES PROJECT, SER A,
       LOC (A)
                4.400%, 05/01/01                                  1,200              1,200
                                                              ----------------------------
       RALEIGH DURHAM, AIRPORT AUTHORITY RB,
       AMERICAN AIRLINES PROJECT, SER B,
       LOC (A)
                4.400%, 05/01/01                                  1,050              1,050
                                                              ----------------------------
       TOTAL NORTH CAROLINA                                                   $      9,950
------------------------------------------------------------------------------------------

       PENNSYLVANIA -- 11.5%

       BUCKS COUNTY, INDUSTRIAL DEVELOPMENT
       AUTHORITY RB, SHV REAL ESTATE PROJECT,
       LOC (A)
                4.850%, 05/02/01                                  3,100              3,100
                                                              ----------------------------
       CHESTER COUNTY, HEALTH & EDUCATION
       FACILITIES AUTHORITY RB, BARCLAY FRIENDS
       PROJECT, SER A, LOC (A)
                4.150%, 05/02/01                                  1,000              1,000
                                                              ----------------------------
       CUMBERLAND COUNTY, MUNICIPAL AUTHORITY
       RB, DICKINSON COLLEGE, SER B, LOC (B)
                4.375%, 11/01/01                                  2,000              2,000
                                                              ----------------------------
       CUMBERLAND COUNTY, MUNICIPAL AUTHORITY
       RB, UNITED METHODIST HOMES FOR THE AGING
       PROJECT (A)
                4.900%, 06/01/01                                  2,890              2,890
                                                              ----------------------------
       DELAWARE COUNTY, INDUSTRIAL DEVELOPMENT
       AUTHORITY RB, RESOURCES RECOVERY FACILITY,
       SER G (A)
                4.150%, 05/02/01                                    800                800
                                                              ----------------------------
       DELAWARE VALLEY, REGIONAL FINANCE
       AUTHORITY RB, LOC (A)
                4.150%, 05/02/01                                  2,400              2,400
                                                              ----------------------------
       LEHIGH COUNTY, INDUSTRIAL DEVELOPMENT
       AUTHORITY RB, ALLEGHENY ELECTRIC, SER A,
       LOC (A)
                4.850%, 05/02/01                                  1,700              1,700
                                                              ----------------------------



April 30, 2001  /   ANNUAL REPORT

                                TAX-FREE MONEY MARKET PORTFOLIO (CONCLUDED)   15

------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       PENNSYLVANIA STATE, HIGHER EDUCATIONAL
       FACILITIES AUTHORITY RB, ASSOCIATION OF
       INDEPENDENT COLLEGES & UNIVERSITIES,
       SER G1, LOC (B)
                5.000%, 11/01/01                              $   1,700       $      1,705
                                                              ----------------------------
       PENNSYLVANIA STATE, HIGHER EDUCATIONAL
       FACILITIES AUTHORITY RB, LAFAYETTE COLLEGE
                5.000%, 11/28/01                                  1,000              1,003
                                                              ----------------------------
       TOTAL PENNSYLVANIA                                                     $     16,598
------------------------------------------------------------------------------------------

       TEXAS -- 11.1%

       CITY OF MIDLOTHIAN, INDUSTRIAL DEVELOPMENT
       AUTHORITY RB, BOX-CROW CEMENT PROJECT,
       LOC (A)
                4.250%, 05/02/01                                  1,900              1,900
                                                              ----------------------------
       GEORGETOWN, HIGHER EDUCATION FINANCING
       AUTHORITY RB, SOUTHWESTERN UNIVERSITY
       PROJECT, SER 1984, LOC (A)
                4.300%, 05/02/01                                  3,000              3,000
                                                              ----------------------------
       TEXAS STATE, HIGHER EDUCATION AUTHORITY RB,
       SER B, FGIC (A)
                4.000%, 05/02/01                                  1,815              1,815
                                                              ----------------------------
       TEXAS STATE, MUNICIPAL GAS RB, FSA (A)
                4.250%, 05/02/01                                  4,000              4,000
                                                              ----------------------------
       TEXAS STATE TRAN
                5.250%, 08/31/01                                  5,300              5,318
                                                              ----------------------------
       TOTAL TEXAS                                                            $     16,033
------------------------------------------------------------------------------------------

       UTAH -- 2.1%

       EMERY COUNTY, POLLUTION CONTROL AUTHORITY
       RB, PACIFICORP PROJECT, SER 1994,
       AMBAC (A)
                4.550%, 05/01/01                                  3,000              3,000
                                                              ----------------------------
       TOTAL UTAH                                                             $      3,000
------------------------------------------------------------------------------------------

       VERMONT -- 1.3%

       VERMONT STATE, EDUCATIONAL & HEALTH
       BUILDINGS FINANCING AUTHORITY RB, CAPITAL
       ASSET FINANCING PROGRAM, SER 1, LOC (A)
                4.450%, 05/03/01                                  1,900              1,900
                                                              ----------------------------
       TOTAL VERMONT                                                          $      1,900
------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       WYOMING -- 2.3%

       LINCOLN COUNTY, POLLUTION CONTROL
       AUTHORITY RB, EXXON PROJECT (A)
                4.350%, 05/01/01                              $   1,500       $      1,500
                                                              ----------------------------
       SWEETWATER COUNTY TECP
                3.150%, 08/09/01                                  1,900              1,900
                                                              ----------------------------
       TOTAL WYOMING                                                          $      3,400
------------------------------------------------------------------------------------------

TOTAL MUNICIPAL BONDS & NOTES
(COST $143,678)                                                               $    143,678
------------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 99.5%
(COST $143,678)                                                               $    143,678
------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET-- 0.5%                                      $        725
------------------------------------------------------------------------------------------

NET ASSETS:

PORTFOLIO SHARES OF INSTITUTIONAL CLASS
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 62,053,456 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                         62,045
                                                                              ------------
PORTFOLIO SHARES OF RETAIL CLASS A
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 38,364,564 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                         38,363
                                                                              ------------
PORTFOLIO SHARES OF INSTITUTIONAL II CLASS
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 43,997,899 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                         43,996
                                                                              ------------
ACCUMULATED NET REALIZED LOSS ON INVESTMENTS                                            (1)
                                                                              ------------
TOTAL NET ASSETS -- 100.0%                                                    $    144,403
------------------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE -- INSTITUTIONAL CLASS                                        $1.00
------------------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE -- RETAIL CLASS A                                             $1.00
------------------------------------------------------------------------------------------

NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE -- INSTITUTIONAL II CLASS                                     $1.00
------------------------------------------------------------------------------------------

(A) Variable Rate Security. The rate reported on the Statement of Net Assets is the rate in effect on April 30, 2001. The date shown is the next scheduled reset date.
(B) Put and Demand Feature -- The date reported is the lesser of the maturity or the put date.
AMT --  Alternative Minimum Tax
COP -- Certificate of Participation
GO -- General Obligation
LOC -- Securities are held in connection with a letter of credit issued by a major bank or other financial institution.
RB --  Revenue Bond
Ser -- Series
SPA -- Standby Purchase Agreement
TECP -- Tax-Exempt Commercial Paper
TRAN  --  Tax & Revenue Anticipation Note
The following organizations have provided underlying credit support for securities listed above, as indicated.
AMBAC  --  American Municipal Bond Assurance Corporation
FGIC -- Financial Guaranty Insurance Corporation
FNMA -- Federal National Mortgage Association
FSA --  Financial Security Assurance
MBIA -- Municipal Bond Insurance Association
The accompanying notes are an integral part of the financial statements.



                                               ANNUAL REPORT  /   April 30, 2001

16  U.S. GOVERNMENT MONEY MARKET PORTFOLIO



U.S. GOVERNMENT MONEY MARKET PORTFOLIO
Diversification By Sector


% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------
56% U.S. GOVERNMENT AGENCY OBLIGATIONS
44% REPURCHASE AGREEMENTS




Statement of Net Assets


------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 56.5%
       FHLB
                6.505%, 11/27/01                              $  25,000       $     24,998
                                                              ----------------------------
       FHLB (A)
                4.590%, 06/20/01                                 60,000             59,617
                                                              ----------------------------
                4.920%, 07/20/01                                 35,000             34,617
                                                              ----------------------------
       FHLB (B)
                4.480%, 05/01/01                                 25,000             24,996
                                                              ----------------------------
       FHLB, MTN
                5.250%, 03/05/02                                 15,000             15,000
                                                              ----------------------------
       FHLMC (A)
                4.530%, 05/01/01                                225,000            225,000
                                                              ----------------------------
                4.600%, 07/05/01                                 55,000             54,543
                                                              ----------------------------
       FNMA
                6.440%, 11/21/01                                 25,000             24,994
                                                              ----------------------------
                6.625%, 01/15/02                                 20,000             20,208
                                                              ----------------------------
       FNMA (A)
                5.130%, 05/04/01                                134,200            134,145
                                                              ----------------------------
                4.580%, 06/14/01                                 53,000             52,703
                                                              ----------------------------
                4.100%, 08/27/01                                 94,000             92,737
                                                              ----------------------------
       FNMA (B)
                4.470%, 05/01/01                                 40,000             39,989
                                                              ----------------------------
       SLMA (B)
                4.241%, 05/01/01                                 25,000             24,999
                                                              ----------------------------
       SLMA, MTN (B)
                4.241%, 05/01/01                                 35,000             34,994
                                                              ----------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $863,540)                                                               $    863,540
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 43.8%
       DEUTSCHE BANK 4.520%, DATED 04/30/01,
       MATURES 05/01/01, REPURCHASE PRICE
       $329,041,308 (COLLATERALIZED BY
       U.S. TREASURY OBLIGATIONS: TOTAL MARKET
       VALUE $335,580,306)                                    $ 329,000       $    329,000
                                                              ----------------------------
       GOLDMAN SACHS GROUP 4.250%, DATED
       04/30/01, MATURES 05/01/01,  REPURCHASE
       PRICE $11,867,240 (COLLATERALIZED BY
       U.S. TREASURY OBLIGATIONS: TOTAL MARKET
       VALUE $12,103,189)                                        11,866             11,866
                                                              ----------------------------
       SALOMON SMITH BARNEY 4.500%, DATED
       04/30/01, MATURES 05/01/01, REPURCHASE
       PRICE $329,041,125 (COLLATERALIZED BY
       U.S. TREASURY OBLIGATIONS: TOTAL MARKET
       VALUE $335,651,478)                                      329,000            329,000
                                                              ----------------------------
TOTAL REPURCHASE AGREEMENTS
(COST $669,866)                                                               $    669,866
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.3%
(COST $1,533,406)                                                             $  1,533,406
------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET-- (0.3%)                                        $ (3,834)
------------------------------------------------------------------------------------------

NET ASSETS:

PORTFOLIO SHARES OF INSTITUTIONAL CLASS
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 1,243,594,465 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                      1,243,497
                                                                              ------------
PORTFOLIO SHARES OF RETAIL CLASS A
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 119,779,476 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                        119,776
                                                                              ------------
PORTFOLIO SHARES OF INSTITUTIONAL II CLASS
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 166,302,743 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                        166,296
                                                                              ------------
UNDISTRIBUTED NET INVESTMENT INCOME                                                      1
                                                                              ------------
ACCUMULATED NET REALIZED GAIN ON INVESTMENTS                                             2
                                                                              ------------
TOTAL NET ASSETS -- 100.0%                                                    $  1,529,572
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE -- INSTITUTIONAL CLASS                                        $1.00
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE -- RETAIL CLASS A                                             $1.00
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE -- INSTITUTIONAL II CLASS                                     $1.00
------------------------------------------------------------------------------------------


(A) Discount Notes. The rate reported on the Statement of Net Assets is the discount yield at the time of purchase.
(B) Variable Rate Security. The rate reported on the Statement of Net Assets is the rate in effect on April 30, 2001. The date shown is the next scheduled reset date.
FHLB --  Federal Home Loan Bank
FHLMC --  Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
MTN -- Medium Term Note
SLMA -- Student Loan Marketing Association
The accompanying  notes are an integral part of the financial statements.



April 30, 2001  /   ANNUAL REPORT

                                       U.S. TREASURY MONEY MARKET PORTFOLIO   17


U.S. TREASURY MONEY MARKET PORTFOLIO
Diversification By Sector


% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------
68% TREASURY BILLS
32% TREASURY NOTES


Statement of Net Assets


------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 100.0%

       U.S. TREASURY BILLS (A)
                5.614%, 05/03/01                              $  40,845       $     40,833
                                                              ----------------------------
                5.363%, 05/03/01                                  7,109              7,107
                                                              ----------------------------
                5.015%, 05/03/01                                  9,270              9,267
                                                              ----------------------------
                4.744%, 05/10/01                                  8,140              8,130
                                                              ----------------------------
                5.013%, 05/17/01                                 22,878             22,828
                                                              ----------------------------
                5.974%, 05/31/01                                 11,164             11,110
                                                              ----------------------------
                4.531%, 05/31/01                                  1,499              1,493
                                                              ----------------------------
                3.703%, 05/31/01                                 21,796             21,729
                                                              ----------------------------
                5.848%, 06/14/01                                  7,580              7,527
                                                              ----------------------------
                4.447%, 06/14/01                                  2,775              2,760
                                                              ----------------------------
                5.168%, 07/12/01                                 27,669             27,390
                                                              ----------------------------
                5.019%, 07/12/01                                  3,048              3,018
                                                              ----------------------------
                5.021%, 07/19/01                                  5,410              5,352
                                                              ----------------------------
                3.714%, 07/19/01                                    903                896
                                                              ----------------------------
                3.702%, 07/19/01                                  4,274              4,240
                                                              ----------------------------
                3.675%, 07/26/01                                 20,526             20,347
                                                              ----------------------------
                3.975%, 08/09/01                                 50,000             49,455
                                                              ----------------------------
                4.866%, 08/16/01                                  8,778              8,654
                                                              ----------------------------
                4.354%, 09/13/01                                 13,100             12,891
                                                              ----------------------------

       U.S. TREASURY NOTES
                6.500%, 08/31/01                                100,000            100,778
                                                              ----------------------------
                5.875%, 11/30/01                                 25,000             24,948
                                                              ----------------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $390,753)                                                               $    390,753
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.0%
(COST $390,753)                                                               $    390,753
------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.0%                                     $       (111)
------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                                  VALUE (000)
------------------------------------------------------------------------------------------
NET ASSETS:

PORTFOLIO SHARES OF INSTITUTIONAL CLASS
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 259,032,061 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                   $    259,008
                                                                              ------------
PORTFOLIO SHARES OF RETAIL CLASS A
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 21,584,610 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                         21,583
                                                                              ------------
PORTFOLIO SHARES OF INSTITUTIONAL II CLASS
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 109,986,559 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                        109,979
                                                                              ------------
ACCUMULATED NET REALIZED GAIN ON INVESTMENTS                                            72
                                                                              ------------
TOTAL NET ASSETS-- 100.0%                                                     $    390,642
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- INSTITUTIONAL CLASS                                         $1.00
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- RETAIL CLASS A                                              $1.00
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- INSTITUTIONAL II CLASS                                      $1.00
------------------------------------------------------------------------------------------


(A) The effective yield at time of purchase is shown as the rate on the Statement of Net Assets.
The accompanying notes are an integral part of the financial statements.




                                               ANNUAL REPORT  /   April 30, 2001

                     This page intentionally left blank.

                                                    FIXED INCOME PORTFOLIOS   19

                                  Fixed Income
                                   Portfolios

OUR FIXED INCOME INVESTMENT MANAGEMENT PHILOSOPHY CENTERS ON FOUR CORE BELIEFS. WE BELIEVE THAT OVER A FULL INTEREST-RATE CYCLE, A PORTFOLIO OF FIXED INCOME INVESTMENTS SHOULD PROVIDE REAL RETURNS THAT EXCEED ANY LOSS OF PURCHASING POWER DUE TO INFLATION, EXCEED THE SPECIFIED PORTFOLIO BENCHMARK RETURN, BE COMPETITIVE VERSUS PORTFOLIOS OF SIMILAR RISK, AND MAINTAIN LOW-TO-MODERATE PRINCIPAL VOLATILITY.

WITH THE UNDERSTANDING OF EACH PORTFOLIO'S CONSTRAINTS AND TOLERANCE FOR RISK, WE EMPLOY A VALUE APPROACH TO FIXED INCOME INVESTING INVOLVING OVER- OR UNDER-WEIGHTING MARKET SECTORS, INDUSTRIES, OR YIELD CURVE SEGMENTS DEEMED TO BE RELATIVELY UNDERVALUED OR EXPENSIVE. WE UNDERTAKE RIGOROUS ANALYSIS UTILIZING THE FOLLOWING COMPONENTS TO CONSTRUCT A PORTFOLIO: SECTOR SELECTION, DURATION MANAGEMENT, CREDIT ANALYSIS, INDUSTRY AND ISSUE SELECTION, AND YIELD CURVE MANAGEMENT.

THE FIXED INCOME PROCESS IS AN ACTIVELY MANAGED, BOTTOM-UP SECTOR SELECTION APPROACH, WHEREIN RISK CONTAINMENT IS PARAMOUNT. OUR OBJECTIVE IS TO POSITION THE PORTFOLIOS IN SUCH A WAY THAT OUR SECTOR, INTEREST RATE, YIELD CURVE, AND CREDIT ANALYSIS CAN ADD VALUE WITHOUT ASSUMING AN INORDINATE RISK OF UNDERPERFORMANCE. AS PART OF THE CONSTRUCTION AND MANAGEMENT PROCESS, WE CONTINUALLY TEST PORTFOLIOS TO ASSESS AND CONTROL RISK. THIS DISCIPLINED FIXED INCOME PHILOSOPHY HAS BEEN IN PLACE WITHIN OUR ORGANIZATION FOR MORE THAN 15 YEARS, HAS BEEN CONSISTENTLY APPLIED, AND HAS GENERATED SUPERIOR RESULTS.

20 FIXED INCOME PORTFOLIOS


                         SHORT-TERM TREASURY PORTFOLIO

(PHOTO APPEARS HERE)

JAMES M. HANNAN
PORTFOLIO MANAGER

JAMES M. HANNAN IS A PRINCIPAL OF AIA AND MANAGER OF THE U.S. TREASURY MONEY MARKET PORTFOLIO, U.S. GOVERNMENT MONEY MARKET PORTFOLIO, MONEY MARKET PORTFOLIO, TAX-FREE MONEY MARKET PORTFOLIO, SHORT-TERM TREASURY PORTFOLIO AND OTHER ARK FUNDS PORTFOLIOS. HE IS RESPONSIBLE FOR SEVERAL SEPARATELY MANAGED INSTITUTIONAL PORTFOLIOS THAT HE HAS MANAGED SINCE 1992. HE HAS SERVED AS A VICE PRESIDENT OF ALLFIRST SINCE 1987. PRIOR TO 1987 HE SERVED AS THE TREASURER FOR THE CITY OF HYATTSVILLE, MARYLAND.


Management Discussion and Analysis

      With respect to the economy and interest rate environment -- what a difference a year makes! At this time last year we were writing about the U.S. economy setting records for the longest economic expansion and the Federal Reserve raising interest rates. Although the economy is still growing, the Federal Reserve has taken its most aggressive action in more than 20 years by lowering interest rates by 200 basis points in four 50-basis-point increments during the first four months of the year. The catalyst for the aggressive Fed action was the rapid deterioration in economic activity. The economy registered its slowest quarter of growth since mid-1995, as the GDP grew only 1% for the fourth quarter of 2000. The manufacturing sector of the economy has been especially hard hit as production has been cut to work off unwanted inventory, and as capital spending plans, especially in the telecommunications industry, have been slashed. Unemployment is also rising. For the month of April, the economy lost 223,000 jobs, the largest one-month job loss since 1991. Given our expectations for economic growth to remain sluggish for the next two quarters, we expect the Fed to lower interest rates further to keep the economy from entering a recession.

      Looking forward, given the interest rate environment, our strategy will be to maintain our average maturity by selectively purchasing longer-dated, higher yielding securities. As always, we will continue to utilize our conservative and disciplined active relative-value approach to managing the ARK Short-Term Treasury Portfolio.




April 30, 2001 /  ANNUAL REPORT

                                            SHORT-TERM TREASURY PORTFOLIO     21

Performance as of April 30, 2001

                             (GRAPHIC APPEARS HERE)

    EDGAR representation of data points used in printed graphic as follows:

              INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

               ARK Short-Teram         Lehman 1-3 Year       Lipper Short
              Treasury Portfolio,      U.S. Government      U.S. Government
              Institutional Class        Bond Index          Bond Index
              -------------------    -----------------      --------------
3/31/96           100,000                100,000                100,000
April 96          100,110                100,100                 99,960
April 97          105,246                106,236                105,338
April 98          112,066                113,821                112,543
April 99          117,938                120,548                118,620
April 00          121,606                124,852                121,799
April 01          131,888                137,162                133,257


                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

                 RETAIL CLASS A: VALUE OF A $10,000 INVESTMENT

               ARK Short-Teram       Lehman 1-3 Year       Lipper Short
              Treasury Portfolio,    U.S. Government      U.S. Treasury
               Retail Class A          Bond Index        Funds Objective
              -------------------    -----------------   ----------------
11/30/96          10,000                10,000                10,000
April 97          10,284                10,339                10,294
April 98          10,925                11,077                10,998
April 99          11,475                11,732                11,592
April 00          11,797                12,151                11,902
April 01          12,769                13,349                13,022

------------------------------------------------------------------------------------------------
                                                               LEHMAN             LIPPER SHORT
                               INST' L        RETAIL       1-3 YEAR U.S.           U.S. TREAS.
                                CLASS        CLASS A     GOV'T. BOND INDEX       FUNDS OBJECTIVE
------------------------------------------------------------------------------------------------
One year total return           8.45%          8.24%            9.86%                 9.14%
------------------------------------------------------------------------------------------------
Annualized three year
total return                    5.57%          5.33%            6.42%                 5.76%
------------------------------------------------------------------------------------------------
Annualized five year
total return                    5.67%           --              6.50%                 5.92%
------------------------------------------------------------------------------------------------
Annualized total return
inception to date               5.57%          5.53%             --                    --
------------------------------------------------------------------------------------------------

    Past performance of the Portfolio is not predictive of future performance.

    Institutional Class shares were offered beginning March 20, 1996. Retail Class A shares were offered beginning September 9, 1996.

    The performance for the Lehman 1-3 Year U.S. Government Bond Index does not include operating expensesthat are incurred by the Portfolio.



Diversification By Sector

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------
83% TREASURY NOTES
15% TREASURY BONDS
2%  TREASURY BILLS


Statement of Net Assets


------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 98.8%
       U.S. TREASURY BILLS (A)
                3.812%, 07/19/01                              $     207       $        205
                                                              ----------------------------
                3.714%, 07/19/01                                    380                377
                                                              ----------------------------
                3.712%, 07/19/01                                    219                217
                                                              ----------------------------
       U.S. TREASURY BONDS
               11.625%, 11/15/02                                  2,000              2,216
                                                              ----------------------------
               10.750%, 02/15/03                                  2,000              2,218
                                                              ----------------------------
               10.750%, 05/15/03                                  2,000              2,244
                                                              ----------------------------
       U.S. TREASURY NOTES
                6.625%, 04/30/02                                  2,000              2,049
                                                              ----------------------------
                6.500%, 08/31/01                                  1,000              1,008
                                                              ----------------------------
                6.250%, 02/28/02                                  1,000              1,018
                                                              ----------------------------
                6.250%, 06/30/02                                  3,500              3,582
                                                              ----------------------------
                5.875%, 02/15/04                                  2,000              2,068
                                                              ----------------------------
                5.750%, 11/30/02                                  2,000              2,044
                                                              ----------------------------
                5.750%, 04/30/03                                  5,000              5,133
                                                              ----------------------------
                5.500%, 01/31/03                                  7,000              7,140
                                                              ----------------------------
                5.500%, 02/28/03                                  2,000              2,041
                                                              ----------------------------
                4.625%, 02/28/03                                  5,000              5,025
                                                              ----------------------------
                4.250%, 03/01/03                                  1,000                999
                                                              ----------------------------
                4.250%, 11/15/03                                  4,000              3,976
                                                              ----------------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $42,725)                                                                $     43,560
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.8%
(COST $42,725)                                                                $     43,560
------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET-- 1.2%                                      $        515
------------------------------------------------------------------------------------------

NET ASSETS:

PORTFOLIO SHARES OF INSTITUTIONAL CLASS
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 3,458,551 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                         34,672
                                                                              ------------
PORTFOLIO SHARES OF RETAIL CLASS A
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 870,847 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                          8,793
                                                                              ------------
ACCUMULATED NET REALIZED LOSS ON INVESTMENTS                                          (225)
                                                                              ------------
NET UNREALIZED APPRECIATION ON INVESTMENTS                                             835
                                                                              ------------
TOTAL NET ASSETS-- 100.0%                                                     $     44,075
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- INSTITUTIONAL CLASS                                        $10.18
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- RETAIL CLASS A                                             $10.17
------------------------------------------------------------------------------------------


(A) The effective yield at time of purchase is shown as the rate on the Statement of Net Assets.
The accompanying notes are an integral part of the financial statements.



                                               ANNUAL REPORT  /   April 30, 2001

22  FIXED INCOME PORTFOLIOS


                           SHORT-TERM BOND PORTFOLIO


(PHOTO OMITTED)

STEVEN M. GRADOW
CO-PORTFOLIO MANAGER

STEVEN M. GRADOW IS A MANAGING DIRECTOR OF, AND DIRECTOR OF FIXED INCOME INVESTMENTS FOR, AIA AND MANAGER OF THE INCOME PORTFOLIO, CO-MANAGER, WITH MS. VOLK, OF THE U.S. GOVERNMENT BOND PORTFOLIO, AND CO-MANAGER, WITH MR. STITH, OF THE SHORT-TERM BOND PORTFOLIO. PRIOR TO JOINING ALLFIRST IN JANUARY 1996, MR. GRADOW WAS RESPONSIBLE FOR THE MANAGEMENT OF $15 BILLION OF FIXED INCOME PENSION ASSETS FOR WASHINGTON STATE INVESTMENT BOARD IN SEATTLE FOR FOUR YEARS. MR. GRADOW'S EXPERIENCE ALSO INCLUDES FIVE YEARS OF FIXED INCOME MANAGEMENT FOR THE PUBLIC EMPLOYEES RETIREMENT SYSTEM OF CALIFORNIA (CALPERS).


(PHOTO OMITTED)

WILMER C. STITH III, CFA
CO-PORTFOLIO MANAGER

WILMER C. STITH III IS A VICE PRESIDENT OF AIA AND CO-MANAGER, WITH MR. GRADOW, OF THE SHORT-TERM BOND PORTFOLIO. HE MANAGES SEPARATE ACCOUNT MONEY MARKET ACCOUNTS, ASSISTS IN THE MANAGEMENT OF THE MONEY MARKET PORTFOLIOS, AND IS RESPONSIBLE FOR ANALYZING AND TRADING VARIOUS FIXED INCOME SECURITIES. PRIOR TO JOINING AIA IN 1996 HE WAS AN INVESTMENT EXECUTIVE WITH THE TREASURY BANKING GROUP OF ALLFIRST. HE HAS MORE THAN 9 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE, AND IS A CHARTERED FINANCIAL ANALYST.



Management Discussion and Analysis

      Over the past six months the Portfolio lengthened its interest rate profile to approximately 1.10% of the Lehman Brothers 1-3 Year U.S. Government Bond Index. Recent stock market declines, particularly in the NASDAQ, and a slowing economy have resulted in equity investors seeking risk-free U.S. Treasury securities. Given this flight-to-quality environment, we increased the weighted average maturity of the Portfolio utilizing newly issued U.S. Treasury securities, as they are the most sought-after asset during these periods of equity market volatility.

      We have also increased our exposure to the corporate sector in light of what we believe to be very favorable fundamentals facing the sector. First and foremost, history suggests that during periods when the Federal Reserve is aggressively easing monetary policy, corporate securities outperform other fixed income sectors. A second fundamental factor lies in the degree and duration of our forecasted economic slowdown. While we can plainly see the U.S. economy is slowing, we feel that if a recession does materialize it will be short-lived. Third, corporate management has recently taken a more conservative outlook with regard to corporate expenditures. These factors serve as necessary ingredients to improved creditworthiness. Additionally, all of these economic themes suggest that the degree of investor pessimism and subsequent cheapening of corporate securities was somewhat overdone. Currently the Portfolio has a 60% allocation to selective short-dated corporate securities. This over-weighting has positively contributed to the Portfolio's performance.

      Going forward, we expect to maintain our over-exposure in corporate securities and asset-backed securities because we feel they will continue to offer relative value versus both U.S. Treasury and U.S. Government Agency securities. Our focus will continue to be on defensive issuers that possess favorable micro as well as macro credit trends.


April 30, 2001 /  ANNUAL REPORT

                                                 SHORT-TERM BOND PORTFOLIO   23


Performance as of April 30, 2001


                           (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

              INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMEN

               ARK Short-Teram       Lehman 1-3 Year        Lipper Short
               Bond Portfolio,       U.S. Government      Investment-Grade
              institutional Class        Bond Index     Debt Funds Objective
              -------------------    -----------------  --------------------
3/31/96           100,000               100,000               100,000
April 96           99,970               100,100                99,990
April 97          105,078               106,236               105,939
April 98          111,656               113,821               113,112
April 99          117,407               120,548               119,005
April 00          119,767               124,852               122,491
April 01          131,384               137,162               133,800


-----------------------------------------------------------------------------------------
                                                  LEHMAN                LIPPER SHORT
                               INST' L      1-3 YEAR U.S. GOV'T.       INVESTMENT-GRADE
                               CLASS             BOND INDEX          DEBT FUNDS OBJECTIVE
-----------------------------------------------------------------------------------------
One year total return          9.70%               9.86%                     9.17%
-----------------------------------------------------------------------------------------
Annualized three year
total return                   5.57%               6.42%                     5.74%
-----------------------------------------------------------------------------------------
Annualized five year
total return                   5.62%               6.50%                     5.98%
-----------------------------------------------------------------------------------------
Annualized total return
inception to date              5.51%                --                        --
-----------------------------------------------------------------------------------------



  Past performance of the Portfolio is not predictive of future performance.

  Institutional Class shares were offered beginning March 22, 1998. Performance prior to that date reflects performance of the Marketvest Short-Term Bond Fund from its inception date of March 31, 1996. The performance of the Lehman 1-3 Year U.S. Government Bond Index does not include operating expenses that are incurred by the Portfolio.


Diversification By Sector

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------
61% CORPORATE OBLIGATIONS
19% ASSET-BACKED SECURITIES
8%  REPURCHASE AGREEMENT
5%  YANKEE BONDS
3%  U.S. GOVERNMENT AGENCY OBLIGATIONS
2%  U.S. TREASURY OBLIGATIONS
1%  COMMERCIAL PAPER
1%  NON-AGENCY MORTGAGE-BACKED OBLIGATION



Statement of Net Assets


------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 2.0%

       U.S. TREASURY NOTES
                5.750%, 08/15/03                              $     500       $        514
                                                              ----------------------------
                5.750%, 11/15/05                                  1,000              1,035
                                                              ----------------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $1,543)                                                                 $      1,549
------------------------------------------------------------------------------------------

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS -- 2.4%

       FNMA (A)
                8.284%, 09/01/27                                      1                  1
                                                              ----------------------------
       SLMA, REMIC (A)
                4.451%, 01/25/07                                  1,845              1,845
                                                              ----------------------------
TOTAL U.S. GOVERNMENT MORTGAGE-
BACKED OBLIGATIONS (COST $1,841)                                              $      1,846
------------------------------------------------------------------------------------------

COMMERCIAL PAPER -- 1.3%

       ENRON
                5.250%, 05/01/01                                  1,000              1,000
                                                              ----------------------------
TOTAL COMMERCIAL PAPER
(COST $1,000)                                                                 $      1,000
------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS -- 65.9%

       BANKS -- 3.4%
       GOLDEN STATE ESCROW
                6.750%, 08/01/01                                  1,000              1,001
                                                              ----------------------------
       NATIONAL WESTMINSTER BANK
                9.375%, 11/15/03                                  1,000              1,094
                                                              ----------------------------
       PNC FUNDING
                7.000%, 09/01/04                                    500                514
                                                              ----------------------------
       TOTAL BANKS                                                            $      2,609
------------------------------------------------------------------------------------------


                                               ANNUAL REPORT  /   April 30, 2001

------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       ELECTRICAL SERVICES -- 1.3%

       TXU
                7.375%, 08/01/01                              $   1,000       $      1,006
                                                              ----------------------------
       TOTAL ELECTRICAL SERVICES                                              $      1,006
------------------------------------------------------------------------------------------

       ENERGY -- 6.1%

       DOMINION RESOURCES
                6.000%, 01/31/03                                  1,000              1,006
                                                              ----------------------------
       NRG ENERGY
                7.500%, 06/15/07                                    700                703
                                                              ----------------------------
       NRG NORTHEAST GENERATING (B)
                8.065%, 12/15/04                                    844                868
                                                              ----------------------------
       WILLIAMS
                6.500%, 11/15/02                                  2,000              2,030
                                                              ----------------------------
       TOTAL ENERGY                                                           $      4,607
------------------------------------------------------------------------------------------

       ENTERTAINMENT -- 4.7%

       TIME WARNER, MTN (B)
                6.100%, 12/30/01                                  2,000              2,010
                                                              ----------------------------
       VIACOM
                6.750%, 01/15/03                                  1,500              1,532
                                                              ============================
       TOTAL ENTERTAINMENT                                                    $      3,542
------------------------------------------------------------------------------------------

       FINANCIAL SERVICES -- 14.2%

       ASSOCIATES N.A.
                5.750%, 10/15/03                                  1,000              1,007
                                                              ----------------------------
       CHRYSLER FINANCIAL, MTN, SER S
                5.250%, 05/04/01                                  1,000              1,000
                                                              ----------------------------
       CIT GROUP
                7.125%, 10/15/04                                  1,500              1,541
                                                              ----------------------------
       FORD MOTOR CREDIT
                7.600%, 08/01/05                                  3,000              3,139
                                                              ----------------------------
       GENERAL MOTORS ACCEPTANCE
                7.500%, 07/15/05                                  2,000              2,081
                                                              ----------------------------
       HOUSEHOLD FINANCE, MTN (A)
                4.570%, 10/30/02                                  1,000              1,000
                                                              ----------------------------
       MBNA, MTN
                6.150%, 10/01/03                                  1,000                995
                                                              ----------------------------
       TOTAL FINANCIAL SERVICES                                               $     10,763
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       FOOD, BEVERAGE & TOBACCO -- 1.3%

       CONAGRA
                5.500%, 10/15/02                              $   1,000       $      1,004
                                                              ----------------------------
       TOTAL FOOD, BEVERAGE & TOBACCO                                         $      1,004
------------------------------------------------------------------------------------------

       INSURANCE -- 2.6%

       CONSECO
                6.400%, 06/15/11                                  2,000              1,992
                                                              ----------------------------
       TOTAL INSURANCE                                                        $      1,992
------------------------------------------------------------------------------------------

       PETROLEUM & FUEL PRODUCTS -- 7.9%

       ANADARKO PETROLEUM
                6.800%, 07/02/02                                  1,200              1,221
                                                              ----------------------------
                6.500%, 05/15/05                                    500                505
                                                              ----------------------------
       ENRON
                9.500%, 06/15/01                                  1,750              1,758
                                                              ----------------------------
                6.500%, 08/01/02                                  1,000              1,017
                                                              ----------------------------
       PHILLIPS PETROLEUM
                9.000%, 06/01/01                                  1,525              1,529
                                                              ----------------------------
       TOTAL PETROLEUM & FUEL PRODUCTS                                        $      6,030
------------------------------------------------------------------------------------------

       RAILROADS -- 1.3%

       UNION PACIFIC
                5.780%, 10/15/01                                  1,000              1,001
                                                              ----------------------------
       TOTAL RAILROADS                                                        $      1,001
------------------------------------------------------------------------------------------

       REAL ESTATE INVESTMENT TRUST -- 2.7%

       SPIEKER PROPERTIES
                6.875%, 02/01/05                                  2,000              2,018
                                                              ----------------------------
       TOTAL REAL ESTATE INVESTMENT TRUST                                     $      2,018
------------------------------------------------------------------------------------------

       SECURITY BROKERS & DEALERS -- 6.4%

       BEAR STEARNS
                6.450%, 08/01/02                                    800                813
                                                              ----------------------------
       CREDIT SUISSE FIRST BOSTON, MTN (A)
                5.053%, 08/09/01                                  1,000              1,000
                                                              ----------------------------
       MERRILL LYNCH, MTN, SER B
                7.180%, 02/11/03                                  1,000              1,035
                                                              ----------------------------
                7.150%, 09/15/04                                  1,000              1,043
                                                              ----------------------------
       MORGAN STANLEY DEAN WITTER
                6.100%, 04/15/06                                  1,000                997
                                                              ----------------------------
       TOTAL SECURITY BROKERS & DEALERS                                       $      4,888
------------------------------------------------------------------------------------------


April 30, 2001  /   ANNUAL REPORT

                                       SHORT-TERM BONDPORTFOLIO (CONTINUED)   25


------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       TELEPHONES & TELECOMMUNICATIONS -- 7.4%

       QWEST CAPITAL FUNDING
                6.875%, 08/15/01                              $     750       $        754
                                                              ----------------------------
       SPRINT CAPITAL
                5.875%, 05/01/04                                  1,000                990
                                                              ----------------------------
       SPRINT CAPITAL, MTN
                6.500%, 11/15/01                                  1,900              1,917
                                                              ----------------------------
       WORLDCOM
                6.250%, 08/15/03                                  2,000              1,990
                                                              ----------------------------
       TOTAL TELEPHONES & TELECOMMUNICATIONS                                  $      5,651
------------------------------------------------------------------------------------------

       TRANSPORTATION SERVICES -- 1.3%

       FEDEX (B)
                6.875%, 02/15/06                                  1,000              1,008
                                                              ----------------------------
       TOTAL TRANSPORTATION SERVICES                                          $      1,008
------------------------------------------------------------------------------------------

       YANKEE BONDS -- 5.3%

       AT&T CANADA (B)
                7.650%, 09/15/06                                  1,000                977
                                                              ----------------------------
       HUSKY OIL
                6.875%, 11/15/03                                  3,000              3,045
                                                              ----------------------------
       TOTAL YANKEE BONDS                                                     $      4,022
------------------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
(COST $49,583)                                                                $     50,141
------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES -- 19.1%

       EQCC HOME EQUITY LOAN TRUST,
       SER 1998-1, CL A4F
                6.459%, 03/15/21                                  2,000              2,036
                                                              ----------------------------
       EQCC HOME EQUITY LOAN TRUST,
       SER 1999-1, CL A2F
                5.765%, 06/20/15                                  1,000              1,005
                                                              ----------------------------
       EQCC HOME EQUITY LOAN TRUST,
       SER 1999-1, CL A3F
                5.915%, 11/20/24                                  1,000              1,007
                                                              ----------------------------
       EQUICREDIT FUNDING TRUST,
       SER 1996-A, CL A3
                7.350%, 11/15/19                                  1,078              1,098
                                                              ----------------------------
       FORD CREDIT AUTO OWNER TRUST,
       SER 2000-A, CL A3
                6.820%, 06/17/02                                    591                594
                                                              ----------------------------
       FORD CREDIT AUTO OWNER TRUST,
       SER 2000-C, CL A4
                7.240%, 02/15/04                                  1,000              1,031
                                                              ----------------------------
       GREEN TREE HOME IMPROVEMENT
       LOAN TRUST, SER 1995-F, CL B1
                6.750%, 01/15/21                                  2,000              1,998
                                                              ----------------------------





------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       GREEN TREE HOME IMPROVEMENT
       LOAN TRUST, SER 1996-F, CL HIB1
                7.250%, 11/15/27                              $   2,000       $      2,012
                                                              ----------------------------
       GREENPOINT MANUFACTURED HOUSING,
       SER 1999-1, CL A2
                6.010%, 08/15/15                                    500                506
                                                              ----------------------------
       KEY AUTO FINANCE TRUST,
       SER 1997-1, CL B
                6.400%, 04/15/04                                     70                 70
                                                              ----------------------------
       KEY AUTO FINANCE TRUST,
       SER 1999-1, CL A3
                5.630%, 07/15/03                                    527                529
                                                              ----------------------------
       PREMIER AUTO TRUST,
       SER 1998-4, CL A3
                5.690%, 06/08/02                                    227                227
                                                              ----------------------------
       RESIDENTIAL FUNDING MORTGAGE SECURITIES II,
       SER 2001-HS1, CL A3
                5.940%, 01/25/16                                  1,000              1,003
                                                              ----------------------------
       THE MONEY STORE HOME EQUITY TRUST,
       SER 1996-C, CL A4
                7.400%, 06/15/21                                     39                 39
                                                              ----------------------------
       THE MONEY STORE HOME EQUITY TRUST,
       SER 1997-D, CL AF3
                6.345%, 11/15/21                                    331                332
                                                              ----------------------------
       THE MONEY STORE HOME EQUITY TRUST,
       SER 1998-B, CL AF4
                6.115%, 06/15/21                                  1,000              1,009
                                                              ----------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $14,362)                                                                $     14,496
------------------------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED OBLIGATION -- 1.3%

       PRUDENTIAL HOME MORTGAGE SECURITIES TRUST,
       SER 1994-25, CL A7
                7.500%, 08/25/24                                    917                942
                                                              ----------------------------
TOTAL NON-AGENCY MORTGAGE-
BACKED OBLIGATION (COST $938)                                                 $        942
------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 7.6%

       CREDIT SUISSE FIRST BOSTON 4.600%,
       DATED 04/30/01, MATURES 05/01/01,
       REPURCHASE PRICE $5,810,413 (COLLATERALIZED
       BY U.S. GOVERNMENT OBLIGATIONS:
       TOTAL MARKET VALUE $5,926,665)                             5,810              5,810
                                                              ----------------------------
TOTAL REPURCHASE AGREEMENT
(COST $5,810)                                                                 $      5,810
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.6%
(COST $75,077)                                                                $     75,784
------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.4%                                     $        306
------------------------------------------------------------------------------------------



                                               ANNUAL REPORT  /   April 30, 2001

26  SHORT-TERM BOND PORTFOLIO (CONCLUDED)


------------------------------------------------------------------------------------------
  DESCRIPTION                                                                  VALUE (000)
------------------------------------------------------------------------------------------
NET ASSETS:

PORTFOLIO SHARES OF INSTITUTIONAL CLASS
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 7,619,621 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                   $     76,236
                                                                              ------------
ACCUMULATED NET REALIZED LOSS ON INVESTMENTS                                          (853)
                                                                              ------------
NET UNREALIZED APPRECIATION ON INVESTMENTS                                             707
                                                                              ------------
TOTAL NET ASSETS -- 100.0%                                                    $     76,090
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE -- INSTITUTIONAL CLASS                                 $       9.99
------------------------------------------------------------------------------------------

(A) Variable Rate Security. The rate reported on the Statement of Net Assets is the rate in effect on April 30, 2001.
(B) Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally qualified to institutional investors.
Cl -- Class
FNMA -- Federal National Mortgage Association
MTN -- Medium Term Note
N.A. -- North America
REMIC -- Real Estate Mortgage Investment Conduit
Ser -- Series
SLMA -- Student Loan Marketing Association
The accompanying notes are an integral part of the financial statements.



April 30, 2001  /   ANNUAL REPORT

                      This page intentionally left blank.

28  FIXED INCOME PORTFOLIOS


MARYLAND AND PENNSYLVANIA
TAX-FREE PORTFOLIOS


(PHOTO APPEARS HERE)

SUSAN L. SCHNAARS, CFA
PORTFOLIO MANAGER

SUSAN L. SCHNAARS IS MANAGER OF THE INTERMEDIATE FIXED INCOME PORTFOLIO, MARYLAND TAX-FREE PORTFOLIO AND PENNSYLVANIA TAX-FREE PORTFOLIO. MS. SCHNAARS IS ALSO RESPONSIBLE FOR MANAGING SEVERAL LARGE INSTITUTIONAL ACCOUNTS. MS. SCHNAARS HAS BEEN A PRINCIPAL OF AIA AND PORTFOLIO MANAGER SINCE SEPTEMBER 1996 AND A VICE PRESIDENT OF ALLFIRST SINCE MARCH 1992. PRIOR TO JOINING ALLFIRST, MS. SCHNAARS MANAGED INSTITUTIONAL AND COMMINGLED FIXED INCOME PORTFOLIOS, INCLUDING THE RAF FIXED INCOME FUND FOR PNC INVESTMENT MANAGEMENT AND RESEARCH (FORMERLY KNOWN AS PROVIDENT NATIONAL BANK). MS. SCHNAARS IS A CHARTERED FINANCIAL ANALYST AND A CERTIFIED PUBLIC ACCOUNTANT, AND HAS MORE THAN 11 YEARS OF INVESTMENT EXPERIENCE.



Management Discussion and Analysis

      Although supply in the municipal bond market has improved (increased) somewhat in the most recent months, it has been easily digested as the demand for securities has remained strong. With the downturn in the equity market, many investors have remained committed to their existing allocation to municipal investments; surprisingly, however, additional demand has not surfaced as it appears that investors who have trimmed their equity allocation are sitting in cash.

      After being inverted a year ago, the U.S. Treasury yield curve has returned to a more normal upward-sloping shape in response to the Federal Reserve's very aggressive approach to lowering short-term interest rates in an effort to boost the weakening economy. The municipal yield curve, while not inverted last year, likewise has steepened over the past six months. Retail investors seem to have an appetite for bonds maturing in less than ten years, which has allowed for short- and intermediate-maturity yields to fall in line with the decline of U.S. Treasury rates. Long-dated Treasury yields have fallen only 10 basis points since the fourth quarter of 2000; concerns mount about the success of the deficit reduction plan, while long-dated municipal bond yields continue to hover at slightly over 5%. The after-tax yields on municipals compared to Treasurys remain at 80% to 90%. With the spread contraction of taxable corporate bonds in recent months, municipals remain attractive when compared to available taxable alternatives.

      During the most recent six months we lengthened the duration of the Portfolios slightly. Holdings in the 10 to 15 year segment were sold in favor of bonds maturing in the 15 to 20 year sector, adding yield. We also increased the Portfolios' exposure to the general obligation segment. Value was added by selling bonds with sub-5% coupons and purchasing those with coupons of slightly over 5%, in order to avoid unfavorable market conditions when interest rates rise. Quality structure has remained stable, as we do not believe the minor additional yield gained by lowering credit quality warrants the risk as the economy slows.

      We anticipate that the federal tax-cut plan may have a minor negative impact on municipals later this year. As the details are resolved, however, we believe that continued volatility in the equity markets should sustain the demand for municipals. We will continue to focus on high quality securities with good call protection. We remain focused on maintaining a high credit quality profile for the Portfolios. Any modifications to the Portfolios reflect our bias to maximize after-tax total return, while providing a high level of tax-free income.




April 30, 2001  /   ANNUAL REPORT

                                              MARYLAND TAX-FREE PORTFOLIO     29


Performance as of April 30, 2001

                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

              INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

                                                                      Lipper
             ARK Maryland                                            Maryland
               Tax-Free          Lehman 7 Year     Lehman 10 Year   Municipal
              Portfolio,           Municipal         Municipal       Dect Fund
          Institutional Class     Bond Index        Bond Index      Objective
          -------------------   --------------     ------------    -------------
11/30/96          100,000           100,000           100,000         100,000
April 97          100,104           100,106           100,262          99,886
April 98          108,263           107,964           109,256         108,336
April 99          114,607           115,306           117,068         114,543
April 00          111,891           115,283           116,728         111,680
April 01          122,342           126,326           127,331         121,675


                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

                 RETAIL CLASS A: VALUE OF A $10,000 INVESTMENT

             ARK Maryland       ARK Maryland            Lehman               Lehman
                Tax-Free     Tax-Free Portfolio,       7 Year                10 Year            Lipper Maryland
               Portfolio,      Retail Class A,        Municipal              Municipal          Municipal Debt
             Retail Class A*    With Load             Bond Index             Bond Index         Funds Objective
              -------------   -----------------      ------------           -----------         ----------------
1/31/97           10,000            9,550                10,000                10,000                10,000
April 97          10,025            9,574                10,011                10,026                 9,989
April 98          10,818           10,332                10,796                10,926                10,834
April 99          11,434           10,919                11,531                11,707                11,454
April 00          11,148           10,646                11,528                11,673                11,168
April 01          12,162           11,614                12,633                12,833                12,168


                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

                 RETAIL CLASS B: VALUE OF A $10,000 INVESTMENT

              ARK Maryland       ARK Maryland           Lehman           Lehman
                Tax-Free     Tax-Free Portfolio,       7 Year            10 Year            Lipper Maryland
               Portfolio,       Retail Class B,        Municipal         Municipal          Municipal Debt
             Retail Class B*      With CDSC*           Bond Index        Bond Index         Funds Objective
              -------------   -----------------      ------------       -----------         ----------------
11/30/96          10,000          10,000                10,000            10,000               10,000
April 97           9,959           9,959                10,011            10,026                9,989
April 98          10,650          10,650                10,796            10,926               10,834
April 99          11,153          11,153                11,531            11,707               11,454
April 00          12,198          12,198                11,528            11,673               11,168
April 01          13,232          13,033                12,633            12,833               12,168


------------------------------------------------------------------------------------------------------------------------------
                                                                                  LEHMAN          LEHMAN          LIPPER MD
                                          INST' L      RETAIL        RETAIL     7 YR. MUNI      10 YR. MUNI       MUNI DEBT
                                           CLASS      CLASS A*      CLASS B*    BOND INDEX      BOND INDEX     FUNDS OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------
One year total return                      9.34%       9.09%         8.47%         9.58%          9.94%             8.95%
------------------------------------------------------------------------------------------------------------------------------
One year total return
with load                                   --         4.14%         3.47%          --             --                --
------------------------------------------------------------------------------------------------------------------------------
Annualized three year
total return                               4.16%       3.98%         7.50%         5.38%          5.51%             3.98%
------------------------------------------------------------------------------------------------------------------------------
Annualized three year
total return with load                      --         2.39%         6.66%          --             --                --
------------------------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date                          4.81%       4.65%         6.66%          --             --                --
------------------------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date
with load                                   --         3.58%         6.31%          --             --                --
------------------------------------------------------------------------------------------------------------------------------

  Past performance of the Portfolio is not predictive of future performance.

  Institutional Class shares were offered beginning November 15, 1996. Retail Class A shares were offered beginning January 2, 1997. Performance for the Retail Class A shares with load reflects the deduction of the 4.50% sales charge. Retail Class B shares were offered beginning September 9, 1999. Performance for Retail Class B shares with load reflects the deduction of the applicable contingent deferred sales charge (CDSC).

* Performance shown prior to the actual inception date of the Retail Class A and Retail Class B shares represents that of the Institutional Class adjusted for the sales charge and total annual operating expenses applicable to Retail Class A and Retail Class B shares, respectively. The Retail Class A and Retail Class B annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities. Annualized performance since actual inception for Retail Class A shares is 4.72% without load and 3.61% with load. Annualized performance since actual inception for Retail Class B shares is 13.34% without CDSC and 11.07% with CDSC.

  The performance of the Lehman 7 Year Municipal Bond Index and the Lehman 10 Year Municipal Bond Index does not include operating expenses that are incurred by the Portfolio.



                                               ANNUAL REPORT  /   April 30, 2001

30  PENNSYLVANIA TAX-FREE PORTFOLIO


Performance as of April 30, 2001


                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

              INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

            ARK Pennsylvania        Lehman             Lehman            Lehma                  Lipper
                Tax-Free            5 Year             7 Year            10 Year            Pennsylvania
               Portfolio,          Municipal          Municipal         Municipal       Intermediate Municipal
          Institutional Class     Bond Index          Bond Index        Bond Index            Objective
          -------------------   ---------------     ------------       -----------      -----------------------
 3/31/96          100,000           100,000           100,000           100,000              100,000
April 96          100,340            99,990            99,820            99,650               99,620
April 97          104,253           104,640           105,170           105,978              104,462
April 98          111,311           111,692           113,426           115,484              112,077
April 99          117,500           118,941           121,139           123,741              118,275
April 00          112,941           119,369           121,115           123,382              116,004
April 01          123,388           130,196           132,718           135,646              125,841



                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

                 RETAIL CLASS A: VALUE OF A $10,000 INVESTMENT

            ARK Pennsylvania  ARK Pennsylvania     Lehman          Lehman         Lehmn               Lipper
               Tax-Free      Tax-Free Portfolio,   5 Year          7 Year         10 Year         Pennsylvania
               Portfolio,      Retail Class A,     Municipal       Municipal      Municipal    Intermediate Municipal
            Retail Class A*      with load*       Bond Index      Bond Index     Bond Index         Objective
          -------------------  ------------      ------------     -----------   -------------  ----------------------
 3/31/96        10,000             9,550             10,000         10,000         10,000            10,000
April 96        10,034             9,582              9,999          9,982          9,965             9,962
April 97        10,373             9,906             10,464         10,517         10,598            10,446
April 98        11,063            10,565             11,169         11,343         11,548            11,208
April 99        11,659            11,135             11,894         12,114         12,374            11,827
April 00        11,199            10,695             11,937         12,111         12,338            11,600
April 01        12,205            11,656             13,020         13,272         13,565            12,584




                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

                 RETAIL CLASS B: VALUE OF A $10,000 INVESTMENT

            ARK Pennsylvania  ARK Pennsylvania     Lehman          Lehman         Lehmn               Lipper
               Tax-Free      Tax-Free Portfolio,   5 Year          7 Year         10 Year         Pennsylvania
               Portfolio,      Retail Class B,     Municipal      Municipal      Municipal    Intermediate Municipal
            Retail Class B*      with CDSC*       Bond Index      Bond Index     Bond Index         Objective
          -------------------  ------------      ------------     -----------   -------------  ----------------------
 3/31/96          10,000            10,000           10,000        10,000          10,000            10,000
April 96          10,024            10,024            9,999         9,982           9,965             9,962
April 97          10,296            10,296           10,464        10,517          10,598            10,446
April 98          10,871            10,871           11,169        11,343          11,548            11,208
April 99          11,375            11,375           11,894        12,114          12,374            11,827
April 00          11,951            11,951           11,937        12,111          12,338            11,600
April 01          12,943            12,845           13,020        13,272          13,565            12,584


-----------------------------------------------------------------------------------------------------------------------------
                                                                           LEHMAN       LEHMAN        LEHMAN       LIPPER PA
                                      INST' L      RETAIL     RETAIL     5 YR. MUNI   7 YR. MUNI    10 YR. MUNI  INTMDT. MUNI
                                       CLASS      CLASS A*   CLASS B*    BOND INDEX   BOND INDEX     BOND INDEX    OBJECTIVE
-----------------------------------------------------------------------------------------------------------------------------
One year total return                  9.25%       8.99%      8.30%        9.07%        9.58%          9.94%         8.48%
-----------------------------------------------------------------------------------------------------------------------------
One year total return
with load                               --         4.10%      3.30%         --           --             --            --
-----------------------------------------------------------------------------------------------------------------------------
Annualized three year
total return                           3.49%       3.33%      5.99%        5.25%        5.38%          5.51%         3.90%
-----------------------------------------------------------------------------------------------------------------------------
Annualized three year
total return with load                  --         1.75%      5.13%         --           --             --            --
-----------------------------------------------------------------------------------------------------------------------------
Annualized five year
total return                           4.22%       4.00%      5.24%        5.42%        5.86%          6.36%         4.76%
-----------------------------------------------------------------------------------------------------------------------------
Annualized five year
total return with load                  --         3.05%      4.93%         --           --             --            --
-----------------------------------------------------------------------------------------------------------------------------
Annualized total
return inception to date               4.22%       4.00%      5.20%         --           --             --            --
-----------------------------------------------------------------------------------------------------------------------------
Annualized total
return inception to
date with load                          --         3.07%      5.05%         --           --             --            --
-----------------------------------------------------------------------------------------------------------------------------

   Past performance of the Portfolio is not predictive of future performance.

   For each class, performance presented prior to March 22, 1998, reflects the performance of the Marketvest Pennsylvania Intermediate Municipal Bond Fund from its inception date of March 31, 1996. Retail Class A shares were offered beginning March 23, 1998. Performance for the Retail Class A shares with load reflects the deduction of the 4.50% sales charge. Retail Class B shares were offered beginning September 9, 1999. Performance for Retail Class B shares with load reflects the deduction of the applicable contingent deferred sales charge (CDSC).

* Performance shown prior to the actual inception dates of Retail Class A and Retail Class B shares represents that of the Institutional Class adjusted for the sales charge and total annual operating expenses applicable to Retail Class A and Retail Class B shares, respectively. The Retail Class A and Retail Class B annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities. Annualized performance since actual inception for Retail Class A shares is 3.00% without load and 1.49% with load. Annualized performance since actual inception for Retail Class B shares is 10.90% without CDSC and 8.59% with CDSC.

   The performance of the Lehman 5 Year Municipal Bond Index, Lehman 7 Year Municipal Bond Index, and Lehman 10 Year Municipal Bond Index does not include operating expenses that are incurred by the Portfolio.



April 30, 2001 /  ANNUAL REPORT

                                                MARYLAND TAX-FREE PORTFOLIO   31



MARYLAND TAX-FREE PORTFOLIO
Diversification By Sector

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------
64% REVENUE BONDS
35% GENERAL OBLIGATIONS
1% CASH EQUIVALENT


Statement of Net Assets

------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES -- 98.2%

       MARYLAND -- 92.7%

       ALLEGANY COUNTY, PUBLIC IMPROVEMENTS
       GO, AMBAC
                5.300%, 03/01/12                              $   1,190       $      1,242
                                                              ----------------------------
       ANNE ARUNDEL COUNTY,
       PUBLIC IMPROVEMENTS GO
                6.000%, 09/01/06                                  2,000              2,195
                                                              ----------------------------
                4.700%, 02/15/16                                  2,000              1,932
                                                              ----------------------------
       BALTIMORE, CITY PARKING SYSTEM FACILITIES
       RB, SER A, FGIC
                5.250%, 07/01/17                                  1,000              1,024
                                                              ----------------------------
       BALTIMORE, CONVENTION CENTER RB, MBIA
                5.375%, 09/01/11                                  2,910              3,099
                                                              ----------------------------
       BALTIMORE COUNTY, CONSOLIDATED PUBLIC
       IMPROVEMENTS GO
                5.500%, 06/01/16                                  1,500              1,549
                                                              ----------------------------
                5.250%, 06/01/11                                  1,000              1,041
                                                              ----------------------------
       BALTIMORE GO, SER B, MBIA
                7.000%, 10/15/03                                  1,000              1,080
                                                              ----------------------------
       BALTIMORE, PORT FACILITIES RB,
       CONSOLIDATED COAL SALES, SER A
                6.500%, 10/01/11                                  1,000              1,048
                                                              ----------------------------
       BALTIMORE, WATER PROJECT RB, SER A, FSA
                5.750%, 07/01/30                                  3,000              3,124
                                                              ----------------------------
       CALVERT COUNTY, PUBLIC & SCHOOL
       IMPROVEMENTS GO
                5.750%, 01/01/11                                  1,900              2,014
                                                              ----------------------------
       CALVERT COUNTY RB, BALTIMORE GAS, MBIA
                5.550%, 07/15/14                                  2,500              2,587
                                                              ----------------------------
       CARROLL COUNTY, FAIRHAVEN & COPPER RIDGE
       PROJECT RB, SER A, ASSET
                5.375%, 01/01/16                                  2,000              2,040
                                                              ----------------------------
       CHARLES COUNTY GO
                5.700%, 03/01/10                                    750                789
                                                              ----------------------------
       FREDERICK COUNTY GO, SER B
                6.300%, 07/01/08                                  2,000              2,085
                                                              ----------------------------






------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       FREDERICK COUNTY, EDUCATIONAL FACILITIES
       RB, MOUNT ST. MARY'S COLLEGE, SER A
                5.750%, 09/01/25                              $     500       $        480
                                                              ----------------------------
       FREDERICK COUNTY, RETIREMENT COMMUNITY
       RB, BUCKINGHAMS CHOICE, SER A
                5.900%, 01/01/17                                  1,000                861
                                                              ----------------------------
       HARFORD COUNTY GO
                5.500%, 12/01/08                                  1,895              2,049
                                                              ----------------------------
       HOWARD COUNTY, CONSOLIDATED PUBLIC
       IMPROVEMENTS GO, SER A
                5.250%, 02/15/14                                  1,350              1,385
                                                              ----------------------------
       MARYLAND STATE, COMMUNITY DEVELOPMENT
       ADMINISTRATION RB, MULTI-FAMILY HOUSING
       DEVELOPMENT, WESTFIELD PROJECT, SER C
                5.200%, 12/01/29                                  2,000              2,007
                                                              ----------------------------
       MARYLAND STATE, COMMUNITY DEVELOPMENT
       ADMINISTRATION RB, RESIDENTIAL HOUSING &
       COMMUNITY DEVELOPMENT, SER A
                5.600%, 03/01/17                                  1,000              1,024
                                                              ----------------------------
       MARYLAND STATE, COMMUNITY DEVELOPMENT
       ADMINISTRATION RB, SINGLE-FAMILY HOUSING &
       COMMUNITY DEVELOPMENT, SER A
                5.050%, 04/01/08                                  1,000              1,034
                                                              ----------------------------
       MARYLAND STATE, ECONOMIC DEVELOPMENT
       AUTHORITY RB, COLLEGIATE STUDENT HOUSING,
       SALISBURY PROJECT, SER A
                5.600%, 06/01/10                                  1,950              1,945
                                                              ----------------------------
       MARYLAND STATE, ECONOMIC DEVELOPMENT
       AUTHORITY RB, HEALTH CARE FACILITIES,
       GNMA-CRESCENT CITIES PROJECT, SER A
                4.650%, 12/20/08                                    815                808
                                                              ----------------------------
       MARYLAND STATE, ECONOMIC DEVELOPMENT
       AUTHORITY RB, LUTHERAN WORLD RELIEF
                7.125%, 04/01/19                                    965                987
                                                              ----------------------------
       MARYLAND STATE GO
                6.100%, 10/15/06                                  1,500              1,544
                                                              ----------------------------
       MARYLAND STATE, HEALTH & HIGHER
       EDUCATION FACILITIES AUTHORITY RB,
       BULLIS SCHOOL
                5.250%, 07/01/20                                  1,585              1,587
                                                              ----------------------------
       MARYLAND STATE, HEALTH & HIGHER
       EDUCATION FACILITIES AUTHORITY RB,
       CATHOLIC HEALTH INITIATIVES,
       ST. JOSEPH'S PROJECT, SER A
                6.000%, 12/01/13                                  1,370              1,473
                                                              ----------------------------
       MARYLAND STATE, HEALTH & HIGHER
       EDUCATION FACILITIES AUTHORITY RB,
       DOCTORS COMMUNITY HOSPITAL
                5.500%, 07/01/24                                  1,750              1,402
                                                              ----------------------------
       MARYLAND STATE, HEALTH & HIGHER
       EDUCATION FACILITIES AUTHORITY RB,
       HELIX HEALTH ISSUE, AMBAC, ETM
                5.000%, 07/01/27                                  2,500              2,328
                                                              ----------------------------


                                               ANNUAL REPORT  /   April 30, 2001

------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       MARYLAND STATE, HEALTH & HIGHER
       EDUCATION FACILITIES AUTHORITY RB,
       HOSPITAL-CHARITY OBLIGATION GROUP,
       DAUGHTERS OF CHARITY, SER A
                4.750%, 11/01/14                              $   1,000       $        959
                                                              ----------------------------
       MARYLAND STATE, HEALTH & HIGHER
       EDUCATION FACILITIES AUTHORITY RB,
       HOWARD COUNTY GENERAL HOSPITAL
       PROJECT, ETM
                5.500%, 07/01/13                                  1,000              1,045
                                                              ----------------------------
       MARYLAND STATE, HEALTH & HIGHER
       EDUCATION FACILITIES AUTHORITY RB,
       JOHNS HOPKINS HOSPITAL
                4.750%, 05/15/33                                  2,000              1,765
                                                              ----------------------------
       MARYLAND STATE, HEALTH & HIGHER
       EDUCATION FACILITIES AUTHORITY RB,
       JOHNS HOPKINS MEDICINE, MBIA
                5.000%, 07/01/19                                  1,500              1,479
                                                              ----------------------------
       MARYLAND STATE, HEALTH & HIGHER
       EDUCATION FACILITIES AUTHORITY RB,
       JOHNS HOPKINS UNIVERSITY
                5.250%, 07/01/17                                  2,000              2,027
                                                              ----------------------------
                5.125%, 07/01/20                                  2,000              2,002
                                                              ----------------------------
       MARYLAND STATE, HEALTH & HIGHER
       EDUCATION FACILITIES AUTHORITY RB,
       KENNEDY KRIEGER ISSUE
                5.125%, 07/01/22                                  2,000              1,765
                                                              ----------------------------
       MARYLAND STATE, HEALTH & HIGHER
       EDUCATION FACILITIES AUTHORITY RB,
       LOYOLA COLLEGE ISSUE
                5.000%, 10/01/39                                  1,500              1,410
                                                              ----------------------------
       MARYLAND STATE, HEALTH & HIGHER
       EDUCATION FACILITIES AUTHORITY RB,
       LOYOLA COLLEGE PROJECT, SER A, MBIA
                5.375%, 10/01/11                                    950              1,001
                                                              ----------------------------
       MARYLAND STATE, HEALTH & HIGHER
       EDUCATION FACILITIES AUTHORITY RB,
       MEDLANTIC/HELIX ISSUE, SER A, FSA
                5.250%, 08/15/11                                  2,000              2,015
                                                              ----------------------------
                5.250%, 08/15/12                                  1,175              1,182
                                                              ----------------------------
       MARYLAND STATE, HEALTH & HIGHER
       EDUCATION FACILITIES AUTHORITY RB,
       MERCY MEDICAL CENTER ISSUE, AMBAC
                5.750%, 07/01/15                                  2,000              2,092
                                                              ----------------------------
       MARYLAND STATE, HEALTH & HIGHER
       EDUCATION FACILITIES AUTHORITY RB,
       NORTH ARUNDEL HOSPITAL
       PROJECT, MBIA
                6.000%, 07/01/12                                    500                526
                                                              ----------------------------
       MARYLAND STATE, HEALTH & HIGHER
       EDUCATION FACILITIES AUTHORITY RB,
       PENINSULA REGIONAL MEDICAL CENTER
       PROJECT
                5.000%, 07/01/08                                  1,000                990
                                                              ----------------------------




------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       MARYLAND STATE, HEALTH & HIGHER
       EDUCATION FACILITIES AUTHORITY RB,
       PICKERSGILL PROJECT, SER A
                6.000%, 01/01/15                              $   1,500       $      1,524
                                                              ----------------------------
       MARYLAND STATE, HEALTH & HIGHER
       EDUCATION FACILITIES AUTHORITY RB,
       PUMH HERON POINT, SER B
                5.250%, 10/01/28                                  1,000                971
                                                              ----------------------------
       MARYLAND STATE, LOCAL FACILITIES AUTHORITY
       GO, SECOND SER AA
                5.500%, 06/01/08                                  1,500              1,575
                                                              ----------------------------
       MARYLAND STATE, NATIONAL CAPITAL PARK &
       PLANNING COMMISSION RB, PARK ACQUISITION
       & DEVELOPMENT, SER T-2
                5.375%, 01/15/14                                  1,000              1,036
                                                              ----------------------------
       MARYLAND STATE, STADIUM AUTHORITY RB, AMBAC
                5.500%, 03/01/12                                  1,000              1,046
                                                              ----------------------------
       MARYLAND STATE, TRANSPORTATION
       AUTHORITY RB
                5.750%, 07/01/15                                  1,500              1,523
                                                              ----------------------------
       MARYLAND STATE, TRANSPORTATION AUTHORITY
       RB, BALTIMORE/WASHINGTON INTERNATIONAL
       AIRPORT PROJECT, SER B, FGIC
                6.000%, 07/01/07                                  1,000              1,074
                                                              ----------------------------
       MONTGOMERY COUNTY, CONSOLIDATED PUBLIC
       IMPROVEMENTS GO
                4.750%, 02/01/15                                  2,025              1,995
                                                              ----------------------------
       MONTGOMERY COUNTY, CONSOLIDATED PUBLIC
       IMPROVEMENTS GO, SER A
                5.800%, 07/01/07                                  1,000              1,095
                                                              ----------------------------
                5.600%, 01/01/16                                  2,000              2,105
                                                              ----------------------------
       MONTGOMERY COUNTY, PARKING AUTHORITY
       RB, SILVER SPRING PARKING LOT PROJECT,
       SER A, FGIC
                6.250%, 06/01/09                                    500                522
                                                              ----------------------------
       NEW BALTIMORE, SCHOOL BOARD SYSTEM RB
                5.000%, 11/01/13                                  1,135              1,155
                                                              ----------------------------
       NORTHEAST MARYLAND WASTE DISPOSAL
       AUTHORITY RB, MBIA
                7.200%, 01/01/06                                  2,500              2,747
                                                              ----------------------------
       PRINCE GEORGES COUNTY, CONSOLIDATED
       PUBLIC IMPROVEMENTS GO, FSA
                5.500%, 10/01/10                                  2,000              2,165
                                                              ----------------------------
       PRINCE GEORGES COUNTY, CONSOLIDATED
       PUBLIC IMPROVEMENTS GO, SER A, MBIA
                6.000%, 03/01/07                                  1,450              1,501
                                                              ----------------------------
       PRINCE GEORGES COUNTY, WATER UTILITY
       IMPROVEMENTS GO, STORMWATER
       MANAGEMENT PROJECT
                5.500%, 03/15/13                                  2,575              2,717
                                                              ----------------------------



April 30, 2001  /   ANNUAL REPORT

                                    MARYLAND TAX-FREE PORTFOLIO (CONCLUDED)   33


------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       QUEEN ANNES COUNTY, PUBLIC FACILITIES
       GO, FGIC
                6.000%, 11/15/08                              $   1,000       $      1,104
                                                              ----------------------------
                5.400%, 11/15/11                                  1,000              1,059
                                                              ----------------------------
       ST. MARY'S COUNTY, ACADEMIC & AUXILIARY
       FACILITIES RB, SER A, MBIA
                5.250%, 09/01/27                                  2,000              1,993
                                                              ----------------------------
       UNIVERSITY OF MARYLAND, AUXILIARY FACILITY
       & TUITION RB, SER A
                5.500%, 04/01/11                                  1,500              1,566
                                                              ----------------------------
       UNIVERSITY OF MARYLAND, MEDICAL SYSTEMS
       PROJECT RB, SER A
                5.500%, 04/01/10                                  2,000              2,108
                                                              ----------------------------
       WASHINGTON COUNTY, PUBLIC IMPROVEMENTS
       GO, MBIA
                5.800%, 01/01/15                                  1,250              1,303
                                                              ----------------------------
       WASHINGTON SUBURBAN SANITATION DISTRICT
       GO
                6.000%, 06/01/18                                  1,000              1,109
                                                              ----------------------------
       WASHINGTON SUBURBAN SANITATION DISTRICT
       GO, WATER SUPPLY
                4.700%, 06/01/18                                  2,000              1,907
                                                              ----------------------------
       WATER QUALITY FINANCING ADMINISTRATION
       RB, REVOLVING LOAN FUND, SER A
                6.550%, 09/01/14                                    945                979
                                                              ----------------------------
                5.500%, 09/01/12                                  1,250              1,294
                                                              ----------------------------
       TOTAL MARYLAND                                                         $    107,194
------------------------------------------------------------------------------------------

       PUERTO RICO -- 5.5%

       COMMONWEALTH OF PUERTO RICO, ELECTRIC
       POWER AUTHORITY RB, SER HH, FSA
                5.250%, 07/01/29                                  3,060              3,056
                                                              ----------------------------
       COMMONWEALTH OF PUERTO RICO, PUBLIC
       BUILDINGS AUTHORITY RB, MBIA
                5.700%, 07/01/16                                    500                521
                                                              ----------------------------
       COMMONWEALTH OF PUERTO RICO, PUBLIC
       FINANCE AUTHORITY RB, SER A, AMBAC
                5.375%, 06/01/19                                  1,500              1,569
                                                              ----------------------------
       COMMONWEALTH OF PUERTO RICO, PUBLIC
       IMPROVEMENTS GO, MBIA
                6.250%, 07/01/12                                  1,000              1,153
                                                              ----------------------------
       TOTAL PUERTO RICO                                                      $      6,299
------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS & NOTES
(COST $111,527)                                                               $    113,493
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
CASH EQUIVALENT -- 0.7%

       DREYFUS TAX-EXEMPT CASH MANAGEMENT
       FUND                                                     827,800       $        828
                                                              ----------------------------
TOTAL CASH EQUIVALENT
(COST $828)                                                                   $        828
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.9%
(COST $112,355)                                                               $    114,321
------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 1.1%                                     $      1,305
------------------------------------------------------------------------------------------

NET ASSETS:

PORTFOLIO SHARES OF INSTITUTIONAL CLASS
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 9,104,202 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                         88,314
                                                                              ------------
PORTFOLIO SHARES OF RETAIL CLASS A (UNLIMITED
     AUTHORIZATION -- NO PAR VALUE) BASED On
     2,491,690 OUTSTANDING SHARES OF
     BENEFICIAL INTEREST                                                            25,776
                                                                              ------------
PORTFOLIO SHARES OF RETAIL CLASS B (UNLIMITED
     AUTHORIZATION -- NO PAR VALUE) BASED On
     75,131 OUTSTANDING SHARES OF BENEFICIAL INTEREST                                  736
                                                                              ------------
ACCUMULATED NET REALIZED LOSS ON INVESTMENTS                                        (1,166)
                                                                              ------------
NET UNREALIZED APPRECIATION ON INVESTMENTS                                           1,966
                                                                              ------------
TOTAL NET ASSETS-- 100.0%                                                     $    115,626
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE -- INSTITUTIONAL CLASS                                        $9.91
------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION PRICE
       PER SHARE -- RETAIL CLASS A                                                   $9.90
------------------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE --
       RETAIL CLASS A ($9.90 / 95.50%)                                              $10.37
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE -- RETAIL CLASS B                                             $9.91
------------------------------------------------------------------------------------------

ETM -- Escrowed to Maturity
GO -- General Obligation
RB -- Revenue Bond
Ser -- Series
The following organizations have provided underlying credit support for securities listed above, as indicated.
AMBAC -- American Municipal Bond Assurance Corporation
ASSET -- Asset Guaranty
FGIC -- Financial Guaranty Insurance Corporation
FSA --  Financial Security Assurance
GNMA -- Government National Mortgage Association
MBIA -- Municipal Bond Insurance Association
The accompanying notes are an integral part of the financial statements.




                                               ANNUAL REPORT  /   April 30, 2001

34  PENNSYLVANIA TAX-FREE PORTFOLIO


PENNSYLVANIA TAX-FREE PORTFOLIO
Diversification By Sector

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------
78% REVENUE BONDS
21% GENERAL OBLIGATIONS
1% CASH EQUIVALENT



Schedule of Investments

------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
MUNICIPAL BONDS & NOTES -- 97.4%

       PENNSYLVANIA -- 97.4%

       ADAMS COUNTY GO, FGIC
                5.500%, 11/15/26                              $   2,500       $      2,516
                                                              ----------------------------
       ALLEGHENY COUNTY GO, SER C-52, FGIC
                5.250%, 11/01/21                                  2,000              1,980
                                                              ----------------------------
       ALLEGHENY COUNTY, INDUSTRIAL DEVELOPMENT
       AUTHORITY RB, ENVIRONMENTAL IMPROVEMENT
       PROJECT, SER A
                6.700%, 12/01/20                                  4,150              4,140
                                                              ----------------------------
       ALLENTOWN AREA HOSPITAL AUTHORITY RB,
       SACRED HEART HOSPITAL
                6.500%, 11/15/08                                  2,665              2,555
                                                              ----------------------------
       BUCKS COUNTY, INDUSTRIAL DEVELOPMENT
       AUTHORITY RB, PERSONAL CARE, ETM
               10.000%, 05/15/19                                  4,775              7,419
                                                              ----------------------------
       BURRELL SCHOOL DISTRICT GO, FGIC, STAID
                5.250%, 11/15/10                                  2,200              2,326
                                                              ----------------------------
       CHESTER COUNTY, HEALTH & EDUCATION
       FACILITIES AUTHORITY RB, CHESTER COUNTY
       HOSPITAL, MBIA
                5.625%, 07/01/09                                  1,985              2,094
                                                              ----------------------------
                5.625%, 07/01/10                                  1,675              1,759
                                                              ----------------------------
                5.500%, 07/01/07                                    965              1,023
                                                              ----------------------------
       CHESTER COUNTY, HEALTH & EDUCATION
       FACILITIES AUTHORITY RB, IMMACULATA COLLEGE,
       ASSET
                5.625%, 10/15/27                                  2,250              2,239
                                                              ----------------------------
       CHESTER COUNTY, HEALTH & EDUCATION
       FACILITIES AUTHORITY RB, MAIN LINE HEALTH
       SYSTEMS, MBIA
                5.300%, 05/15/07                                  2,045              2,129
                                                              ----------------------------
       DAUPHIN COUNTY, GENERAL HEALTH AUTHORITY
       RB, PINNACLE HEALTH SYSTEM PROJECT,
       MBIA
                5.200%, 05/15/09                                    910                946
                                                              ----------------------------
------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       DELAWARE COUNTY, COMMUNITY HOSPITAL
       AUTHORITY RB
                6.000%, 12/15/20                              $   4,000       $      3,515
                                                              ----------------------------
       DELAWARE COUNTY, DUNWOODY VILLAGE
       PROJECT RB
                6.250%, 04/01/30                                  1,200              1,195
                                                              ----------------------------
                5.550%, 04/01/06                                    300                304
                                                              ----------------------------
       INDIANA COUNTY, INDUSTRIAL DEVELOPMENT
       AUTHORITY POLLUTION CONTROL RB,
       NEW YORK STATE ELECTRIC & GAS,
       SER A, MBIA
                6.000%, 06/01/06                                  1,500              1,629
                                                              ----------------------------
       LANCASTER COUNTY, HOSPITAL AUTHORITY RB,
       HEALTH CENTER, MASONIC HOMES PROJECT
                4.750%, 11/15/02                                  1,000              1,007
                                                              ----------------------------
       LANCASTER COUNTY, SOLID WASTE
       MANAGEMENT AUTHORITY RB,
       SER B, AMBAC
                5.375%, 12/15/15                                  4,000              4,080
                                                              ----------------------------
       LEHIGH COUNTY, GENERAL PURPOSE AUTHORITY
       RB, MUHLENBERG HOSPITAL CENTER PROJECT,
       GOH, ETM
                5.750%, 07/15/10                                  3,000              3,222
                                                              ----------------------------
       LEHIGH COUNTY, PUBLIC IMPROVEMENTS
       PROJECT GO, SER A, CNTY GTD
                5.500%, 11/15/11                                  2,000              2,077
                                                              ----------------------------
                5.550%, 11/15/12                                  2,100              2,173
                                                              ----------------------------
       MCKEAN COUNTY, HOSPITAL AUTHORITY RB,
       BRADFORD HOSPITAL PROJECT, ACA
                6.100%, 10/01/20                                  2,500              2,500
                                                              ----------------------------
       MERCER COUNTY GO, FGIC
                5.500%, 10/01/18                                  1,155              1,180
                                                              ----------------------------
                5.500%, 10/01/19                                  1,215              1,236
                                                              ----------------------------
       MONTGOMERY COUNTY, HEALTH & HIGHER
       EDUCATION AUTHORITY RB, BEAVER COLLEGE
       PROJECT, CONLEE
                5.700%, 04/01/10                                    500                532
                                                              ----------------------------
       MONTGOMERY COUNTY, HEALTH & HIGHER
       EDUCATION AUTHORITY RB, HEALTH CARE, HOLY
       REDEEMER HEALTH, SER A, AMBAC
                5.500%, 10/01/08                                  1,275              1,355
                                                              ----------------------------
                5.250%, 10/01/04                                  2,070              2,158
                                                              ----------------------------
       MONTGOMERY COUNTY, HEALTH & HIGHER
       EDUCATION AUTHORITY RB, PHILADELPHIA
       GERIATRIC CENTER, SER A
                7.250%, 12/01/19                                  3,000              2,835
                                                              ----------------------------
       MONTGOMERY COUNTY, INDUSTRIAL
       DEVELOPMENT AUTHORITY RB, ACTS
       RETIREMENT-LIFE COMMUNITIES
                5.250%, 11/15/28                                  2,500              2,122
                                                              ----------------------------



April 30, 2001  /   ANNUAL REPORT

                                PENNSYLVANIA TAX-FREE PORTFOLIO (CONTINUED)   35


------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       MONTGOMERY COUNTY, INDUSTRIAL
       DEVELOPMENT AUTHORITY RB, ADULT
       COMMUNITIES TOTAL SERVICES PROJECT,
       SER B
                5.750%, 11/15/17                              $   1,000       $        956
                                                              ----------------------------
       NORTHAMPTON COUNTY GO
                5.125%, 08/15/19                                  4,575              4,501
                                                              ----------------------------
       NORTHAMPTON COUNTY, HIGHER EDUCATION
       AUTHORITY RB, LEHIGH UNIVERSITY, MBIA
                5.750%, 08/15/03                                  1,500              1,567
                                                              ----------------------------
       PENNSYLVANIA STATE, CONVENTION CENTER
       AUTHORITY RB, SER A, FGIC, ETM
                6.000%, 09/01/19                                  5,410              5,883
                                                              ----------------------------
       PENNSYLVANIA STATE, CONVENTION CENTER
       AUTHORITY RB, SER A, MBIA
                6.750%, 09/01/19                                  2,500              2,697
                                                              ----------------------------
       PENNSYLVANIA STATE, FINANCING AUTHORITY RB,
       CAPITAL IMPROVEMENT PROGRAM
                6.600%, 11/01/09                                  3,500              3,732
                                                              ----------------------------
       PENNSYLVANIA STATE, HIGHER EDUCATIONAL
       FACILITIES AUTHORITY RB, DREXEL UNIVERSITY
                6.000%, 05/01/24                                  4,075              4,177
                                                              ----------------------------
       PENNSYLVANIA STATE, HIGHER EDUCATIONAL
       FACILITIES AUTHORITY RB, GWYNEDD-MERCY
       COLLEGE, ASSET
                5.600%, 11/01/22                                  2,600              2,645
                                                              ----------------------------
       PENNSYLVANIA STATE, HIGHER EDUCATIONAL
       FACILITIES AUTHORITY RB, UNIVERSITY OF
       PENNSYLVANIA HEALTH SERVICES PROJECT,
       SER A
                5.500%, 01/01/09                                  4,000              4,015
                                                              ----------------------------
       PENNSYLVANIA STATE, HIGHER EDUCATIONAL
       FACILITIES AUTHORITY RB, UNIVERSITY OF
       PENNSYLVANIA, SER B
                5.350%, 01/01/08                                  3,750              3,755
                                                              ----------------------------
       PENNSYLVANIA STATE, HOUSING FINANCE
       AGENCY RB, SER 50A
                6.000%, 10/01/13                                  1,500              1,579
                                                              ----------------------------
       PENNSYLVANIA STATE, INDUSTRIAL DEVELOPMENT
       AUTHORITY RB, AMBAC
                6.000%, 07/01/06                                  3,000              3,262
                                                              ----------------------------
       PENNSYLVANIA STATE, INFRASTRUCTURE
       INVESTMENT AUTHORITY RB, WATER UTILITY
       IMPROVEMENTS, MBIA
                5.250%, 09/01/07                                  1,000              1,054
                                                              ----------------------------
       PENNSYLVANIA STATE, INTERGOVERNMENTAL
       COOPERATIVE AUTHORITY RB, PHILADELPHIA
       FUNDING PROGRAM, FGIC
                5.400%, 06/15/09                                  4,845              5,045
                                                              ----------------------------
       PENNSYLVANIA STATE, PUBLIC IMPROVEMENTS
       GO, SECOND SER, FGIC
                5.375%, 11/15/07                                  5,000              5,337
                                                              ----------------------------




------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       PENNSYLVANIA STATE, TURNPIKE COMMISSION
       RB, SER R, AMBAC
                5.000%, 12/01/26                              $   3,500       $      3,321
                                                              ----------------------------
       PHILADELPHIA GO, FGIC
                5.125%, 05/15/14                                  5,000              5,050
                                                              ----------------------------
       PHILADELPHIA, HEALTH & HIGHER EDUCATIONAL
       FACILITIES AUTHORITY RB, JEFFERSON HEALTH
       SYSTEM, SER A
                5.500%, 05/15/05                                  1,000              1,024
                                                              ----------------------------
       PHILADELPHIA, INDUSTRIAL DEVELOPMENT
       AUTHORITY RB, CITY OF PHILADELPHIA PROJECT,
       SER A, MBIA
                6.000%, 02/15/07                                  1,365              1,484
                                                              ----------------------------
       PHILADELPHIA, INDUSTRIAL DEVELOPMENT
       AUTHORITY RB, FRANKLIN INSTITUTE PROJECT
                5.200%, 06/15/18                                  2,100              1,895
                                                              ----------------------------
                5.200%, 06/15/26                                  2,100              1,837
                                                              ----------------------------
       PHILADELPHIA, INDUSTRIAL DEVELOPMENT
       AUTHORITY RB, GIRARD ESTATE COAL MINING
       PROJECT, ETM
                5.500%, 11/15/16                                  3,590              3,698
                                                              ----------------------------
       PHILADELPHIA, INDUSTRIAL DEVELOPMENT
       AUTHORITY RB, SIMPSON HOUSE PROJECT
                4.750%, 08/15/08                                  1,000                920
                                                              ----------------------------
       PHILADELPHIA, MUNICIPAL AUTHORITY RB,
       JUSTICE LEASE, SER A, MBIA
                7.100%, 11/15/06                                  4,095              4,248
                                                              ----------------------------
       PHILADELPHIA, HOSPITAL & HIGHER
       EDUCATIONAL FACILITIES AUTHORITY RB, TEMPLE
       UNIVERSITY HOSPITAL, SER A
                6.625%, 11/15/23                                  3,250              3,108
                                                              ----------------------------
       PHILADELPHIA, WATER & WASTEWATER RB,
       MBIA
                6.250%, 08/01/07                                  3,000              3,323
                                                              ----------------------------
                6.250%, 08/01/08                                  2,150              2,395
                                                              ----------------------------
       PITTSBURGH & ALLEGHENY COUNTIES, PUBLIC
       AUDITORIUM RB, AMBAC
                5.250%, 02/01/17                                  5,000              5,013
                                                              ----------------------------
       RIDLEY PARK, TAYLOR HOSPITAL RB,
       SER A, ETM
                6.000%, 12/01/05                                    585                616
                                                              ----------------------------
       SCRANTON-LACKAWANNA, MERCY HEALTH
       HOSPITAL FACILITIES RB, SER B, MBIA
                5.625%, 01/01/16                                  2,000              2,043
                                                              ----------------------------
       UNION COUNTY, HIGHER EDUCATIONAL
       FACILITIES RB, BUCKNELL COLLEGE, MBIA
                4.500%, 04/01/18                                  2,805              2,510
                                                              ----------------------------
       WEST MIFFLIN, AREA SCHOOL DISTRICT GO,
       FGIC, STAID
                4.875%, 02/15/23                                  2,500              2,319
                                                              ----------------------------
       TOTAL PENNSYLVANIA                                                     $    159,255
------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS & NOTES
(COST $157,572)                                                               $    159,255
------------------------------------------------------------------------------------------




                       ANNUAL REPORT  /   April 30, 2001

36  PENNSYLVANIA TAX-FREE PORTFOLIO (CONCLUDED)


------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
CASH EQUIVALENT -- 0.7%

       BLACKROCK PENNSYLVANIA MUNICIPAL
       MONEY MARKET PORTFOLIO                                 1,210,562       $      1,211
                                                              ----------------------------
TOTAL CASH EQUIVALENT
(COST $1,211)                                                                 $      1,211
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.1%
(COST $158,783)                                                               $    160,466
------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 1.9%                                     $      3,046
------------------------------------------------------------------------------------------
TOTAL NET ASSETS-- 100.0%                                                     $    163,512
------------------------------------------------------------------------------------------

ETM -- Escrowed to Maturity
GO -- General Obligation
RB -- Revenue Bond
Ser -- Series
The following organizations have provided underlying credit support for securities listed above, as indicated.
ACA -- American Capital Access
AMBAC -- American Municipal Bond Assurance Corporation
ASSET -- Asset Guaranty CNTY
GTD -- County Guaranteed
CONLEE -- College Construction Loan Insurance Association
FGIC -- Financial Guaranty Insurance Corporation
GOH -- General Obligation of Hospital
MBIA -- Municipal Bond Insurance Association
STAID -- State Aid Withholding
The accompanying notes are an integral part of the financial statements.



April 30, 2001  /   ANNUAL REPORT

                      This page intentionally left blank.

38  FIXED INCOME PORTFOLIOS


INTERMEDIATE FIXED INCOME PORTFOLIO


(PHOTO OMITTED)

SUSAN L. SCHNAARS, CFA
PORTFOLIO MANAGER

SUSAN L. SCHNAARS IS MANAGER OF THE INTERMEDIATE FIXED INCOME PORTFOLIO, MARYLAND TAX-FREE PORTFOLIO AND PENNSYLVANIA TAX-FREE PORTFOLIO. MS. SCHNAARS IS ALSO RESPONSIBLE FOR MANAGING SEVERAL LARGE INSTITUTIONAL ACCOUNTS. MS. SCHNAARS HAS BEEN A PRINCIPAL OF AIA AND PORTFOLIO MANAGER SINCE SEPTEMBER 1996 AND A VICE PRESIDENT OF ALLFIRST SINCE MARCH 1992. PRIOR TO JOINING ALLFIRST, MS. SCHNAARS MANAGED INSTITUTIONAL AND COMMINGLED FIXED INCOME PORTFOLIOS, INCLUDING THE RAF FIXED INCOME FUND FOR PNC INVESTMENT MANAGEMENT AND RESEARCH (FORMERLY KNOWN AS PROVIDENT NATIONAL BANK). MS. SCHNAARS IS A CHARTERED FINANCIAL ANALYST AND A CERTIFIED PUBLIC ACCOUNTANT, AND HAS MORE THAN 11 YEARS OF INVESTMENT EXPERIENCE.


Management and Discussion and Analysis

      The yield in the two-year Treasury sector of the curve has fallen more than 2 1/4% during the past year in response to very aggressive easing actions taken by the Federal Reserve in an effort to ignite the stalling economy. Long-term yields fell slightly (38 basis points) and this steepening of the yield curve translated into strong performance in intermediate maturity securities. The rapid response by the Fed led to a tightening of credit spreads, as investors seem to feel that there is a lower likelihood of a prolonged recession. After poor performance by the corporate sector in 2000, corporate securities have recovered during the first four months of 2001.

      During the past six months, we selectively increased our exposure to the corporate segment by extending maturities in several sectors and acquiring new positions in the energy sector. With a large supply of corporates in recent months and the continued softness in the telecommunications sector, we took the opportunity to increase our exposure to select names in medium-quality issuers. We also continued to focus on high-quality asset-backed securities. We have allowed the Portfolio's exposure to the mortgage-backed sector to decline slightly over the past six months as higher prepayments of the underlying mortgage loans are impacting the market and our holdings.

      In addition to lengthening the duration posture of the corporate sector, we also sold short-term Treasury notes and purchased Treasurys in the ten-year maturity range. Combined with a shortening of the mortgage-backed holdings due to higher prepayments, the result was a lengthening of the overall effective duration of the Portfolio to a posture that is approximately 5% greater than the Lehman Intermediate Government/Credit Index. We expect intermediate- and short-term bonds to rally further over the next quarter.

      The Federal Reserve's diligence, as well as relatively low inflation, should continue to bode well for the economy and corporate spreads. We will continue to look for opportunities in the corporate and asset-backed sectors, and focus mortgage investments in well-structured CMOs.



April 30, 2001  /   ANNUAL REPORT

                                      INTERMEDIATE FIXED INCOME PORTFOLIO     39

Performance as of April 30, 2001

                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

              INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

                                                                    Lehman
         ARK Intermediate       Lehman           Lehman          Intermediate
           Fixed Income      Intermediate     Intermediate         Investment
           Portfolio,          Gov't/Credit  U.S. Government      Grade Debt
        Institutional Class     Index          Bond Index       Funds Objective
        -------------------   -------------  ---------------    ---------------
11/30/96      100,000           100,000         100,000             100,000
April 97      100,267           100,419         100,551              99,911
April 98      108,941           109,386         109,279             109,882
April 99      114,823           116,343         116,218             115,838
April 00      115,191           118,111         118,659             115,953
April 01      127,539           132,438         132,471             129,106


------------------------------------------------------------------------------------------------------------
                                                   LEHMAN               LEHMAN           LIPPER INTERMEDIATE
                                                 INTERMEDIATE        INTERMEDIATE         INVESTMENT GRADE
                             INST' L            GOV'T./CREDIT       U.S. GOVERNMENT          DEBT FUNDS
                              CLASS                 INDEX             BOND INDEX              OBJECTIVE
------------------------------------------------------------------------------------------------------------
One year total return        10.72%                12.13%               11.64%                 11.16%
------------------------------------------------------------------------------------------------------------
Annualized three year
total return                  5.40%                 6.58%                6.63%                  5.49%
------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date             5.73%                  --                   --                     --
------------------------------------------------------------------------------------------------------------

  Past performance of the Portfolio is not predictive of future performance.

  Institutional Class shares were offered beginning November 15, 1996.

  The performance of the Lehman Intermediate Government/Credit Index and the Lehman Intermediate U.S. Government Bond Index does not include operating expenses that are incurred by the Portfolio.


Diversification By Sector

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------
40% CORPORATE OBLIGATIONS
23% U.S. TREASURY OBLIGATIONS
14% U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
 9% ASSET-BACKED SECURITIES
 8% U.S. GOVERNMENT AGENCY OBLIGATIONS
 3% YANKEE BONDS
 2% REPURCHASE AGREEMENT
 1% PREFERRED STOCK



Statement of Net Assets

------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 22.6%

       U.S. TREASURY NOTES

                7.875%, 11/15/04+                             $   7,500       $      8,249
                                                              ----------------------------
                6.750%, 05/15/05+                                 1,275              1,363
                                                              ----------------------------
                6.500%, 05/15/05                                  2,175              2,307
                                                              ----------------------------
                6.500%, 02/15/10                                  2,950              3,178
                                                              ----------------------------
                6.250%, 02/15/07+                                 6,175              6,538
                                                              ----------------------------
                5.625%, 05/15/08+                                 2,000              2,047
                                                              ----------------------------
                5.500%, 03/31/03                                  1,500              1,532
                                                              ----------------------------
                5.500%, 05/15/09+                                 4,000              4,046
                                                              ----------------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $28,623)                                                                $     29,260
------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.7%

       FHLB
                7.100%, 03/23/05                                  2,000              2,125
                                                              ----------------------------
       FHLMC
                5.875%, 03/21/11                                  3,000              2,894
                                                              ----------------------------
       FNMA
                6.000%, 05/15/08                                  3,260              3,296
                                                              ----------------------------
       PRIVATE EXPORT FUNDING, SER UU
                7.950%, 11/01/06                                  1,495              1,620
                                                              ----------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $9,771)                                                                 $      9,935
------------------------------------------------------------------------------------------



                                               ANNUAL REPORT  /   April 30, 2001

------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
OBLIGATIONS -- 14.2%

       FHLMC
                6.500%, 07/01/09                              $   2,405       $      2,422
                                                              ----------------------------
       FNMA
                7.500%, 12/01/29                                  2,395              2,446
                                                              ----------------------------
                7.000%, 06/01/03                                    172                174
                                                              ----------------------------
                6.500%, 05/01/08                                    470                475
                                                              ----------------------------
                6.500%, 10/01/08                                  1,520              1,534
                                                              ----------------------------
                6.500%, 06/01/13                                  1,180              1,191
                                                              ----------------------------
                6.000%, 04/01/11                                  1,654              1,640
                                                              ----------------------------
       FNMA, REMIC
                6.500%, 04/25/23                                  2,705              2,730
                                                              ----------------------------
                6.250%, 07/25/08                                  1,590              1,615
                                                              ----------------------------
                6.000%, 11/25/28                                    892                899
                                                              ----------------------------
       GNMA
                7.000%, 02/15/29                                    989              1,001
                                                              ----------------------------
       SLMA, REMIC (A)
                4.491%, 07/25/06                                  1,365              1,358
                                                              ----------------------------
                4.421%, 04/25/07                                    863                862
                                                              ----------------------------
TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED OBLIGATIONS
(COST $18,023)                                                                $     18,347
------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS -- 42.7%

       BANKS -- 8.9%
       BANK OF NEW YORK
                6.625%, 06/15/03                                  1,500              1,541
                                                              ----------------------------
       BANK ONE, SER G, MTN
                6.700%, 03/15/02                                  1,500              1,528
                                                              ----------------------------
       CITIFINANCIAL
                7.750%, 03/01/05                                  1,285              1,359
                                                              ----------------------------
       PNC FUNDING
                7.000%, 09/01/04                                  1,740              1,788
                                                              ----------------------------
       STAR BANK N.A.
                6.375%, 03/01/04                                  1,715              1,743
                                                              ----------------------------
       SUNTRUST BANKS
                7.375%, 07/01/06                                  1,500              1,564
                                                              ----------------------------
       WELLS FARGO
                7.125%, 08/15/06                                  1,920              2,021
                                                              ----------------------------
       TOTAL BANKS                                                            $     11,544
------------------------------------------------------------------------------------------

       COMMUNICATIONS EQUIPMENT -- 1.4%

       MOTOROLA
                7.600%, 01/01/07                                  1,850              1,751
                                                              ----------------------------
       TOTAL COMMUNICATIONS EQUIPMENT                                         $      1,751
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       COMPUTERS -- 1.6%

       UNISYS
               11.750%, 10/15/04                              $   2,000       $      2,100
                                                              ----------------------------
       TOTAL COMPUTERS                                                        $      2,100
------------------------------------------------------------------------------------------

       ELECTRICAL EQUIPMENT & SERVICES -- 1.0%

       COLUMBUS SOUTHERN POWER, MTN, MBIA
                6.510%, 02/01/08                                  1,250              1,228
                                                              ----------------------------
       TOTAL ELECTRICAL EQUIPMENT & SERVICES                                  $      1,228
------------------------------------------------------------------------------------------

       ENERGY & POWER -- 1.2%

       CALPINE
                8.500%, 02/15/11                                  1,000                996
                                                              ----------------------------
                7.625%, 04/15/06                                    550                540
                                                              ----------------------------
       TOTAL ENERGY & POWER                                                   $      1,536
------------------------------------------------------------------------------------------

       ENTERTAINMENT -- 2.7%

       COMCAST CABLEVISION
                8.375%, 05/01/07                                  1,000              1,086
                                                              ----------------------------
       CSC HOLDINGS, SER B
                8.125%, 08/15/09                                  1,000              1,005
                                                              ----------------------------
       TIME WARNER
                9.125%, 01/15/13                                  1,225              1,424
                                                              ----------------------------
       TOTAL ENTERTAINMENT                                                    $      3,515
------------------------------------------------------------------------------------------

       FINANCIAL SERVICES -- 4.8%

       ASSOCIATES N.A., MTN, SER G
                8.430%, 11/23/01                                  1,000              1,024
                                                              ----------------------------
       CIT GROUP
                6.500%, 02/07/06                                  2,000              2,008
                                                              ----------------------------
       FORD MOTOR CREDIT
                8.000%, 06/15/02                                  1,175              1,215
                                                              ----------------------------
       GOLDEN STATE ESCROW
                7.125%, 08/01/05                                  1,000                969
                                                              ----------------------------
                6.750%, 08/01/01                                  1,000              1,001
                                                              ----------------------------
       TOTAL FINANCIAL SERVICES                                               $      6,217
------------------------------------------------------------------------------------------

       FOOD, BEVERAGE & TOBACCO -- 1.3%

       SARA LEE, MTN
                6.150%, 06/19/08                                  1,700              1,672
                                                              ----------------------------
       TOTAL FOOD, BEVERAGE & TOBACCO                                         $      1,672
------------------------------------------------------------------------------------------



April 30, 2001  /   ANNUAL REPORT

                            INTERMEDIATE FIXED INCOME PORTFOLIO (CONTINUED)   41


------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       GAS/NATURAL GAS -- 1.2%

       CONSOLIDATED NATURAL GAS
                6.850%, 04/15/11                              $   1,500       $      1,485
                                                              ----------------------------
       TOTAL GAS/NATURAL GAS                                                  $      1,485
------------------------------------------------------------------------------------------

       PETROLEUM & FUEL PRODUCTS -- 2.4%

       APACHE
                6.500%, 12/15/07                                  2,000              2,015
                                                              ----------------------------
       ATLANTIC RICHFIELD
               10.875%, 07/15/05                                    962              1,148
                                                              ----------------------------
       TOTAL PETROLEUM & FUEL PRODUCTS                                        $      3,163
------------------------------------------------------------------------------------------

       REAL ESTATE INVESTMENT TRUSTS -- 1.9%

       ROUSE
                8.500%, 01/15/03                                  1,000              1,041
                                                              ----------------------------
       SUSA PARTNERSHIP
                7.125%, 11/01/03                                  1,355              1,367
                                                              ----------------------------
       TOTAL REAL ESTATE INVESTMENT TRUSTS                                    $      2,408
------------------------------------------------------------------------------------------

       RETAIL -- 2.4%

       DILLARD'S
                6.690%, 08/01/07                                  1,370              1,192
                                                              ----------------------------
       TARGET
                6.350%, 01/15/11                                  2,025              2,003
                                                              ----------------------------
       TOTAL RETAIL                                                           $      3,195
------------------------------------------------------------------------------------------

       TELEPHONES & TELECOMMUNICATIONS -- 4.0%

       ALLTEL
                7.500%, 03/01/06                                  1,385              1,435
                                                              ----------------------------
                7.125%, 03/01/03                                    125                128
                                                              ----------------------------
       QWEST COMMUNICATIONS INTERNATIONAL,
       SER B
                7.500%, 11/01/08                                  1,170              1,198
                                                              ----------------------------
                7.250%, 11/01/08                                  1,000              1,009
                                                              ----------------------------
       SPRINT CAPITAL
                6.125%, 11/15/08                                  1,500              1,380
                                                              ----------------------------
       TOTAL TELEPHONES & TELECOMMUNICATIONS                                  $      5,150
------------------------------------------------------------------------------------------

       SECURITY BROKERS & DEALERS -- 4.4%

       BEAR STEARNS
                7.625%, 02/01/05                                    800                834
                                                              ----------------------------
       GOLDMAN SACHS GROUP, MTN, SER E
                7.350%, 10/01/09                                  1,940              1,986
                                                              ----------------------------
       MERRILL LYNCH, MTN, SER B
                7.200%, 10/15/12                                  1,500              1,479
                                                              ----------------------------




------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       MORGAN STANLEY DEAN WITTER
                6.100%, 04/15/06                              $   1,500       $      1,495
                                                              ----------------------------
       TOTAL SECURITY BROKERS & DEALERS                                       $      5,794
------------------------------------------------------------------------------------------

       YANKEE BONDS -- 3.5%

       AT&T CANADA (B)
                7.650%, 09/15/06                                  1,000                977
                                                              ----------------------------
       CANADIAN NATIONAL RAILWAY
                6.450%, 07/15/06                                  1,545              1,526
                                                              ----------------------------
       MERITA BANK
                6.500%, 01/15/06                                  2,060              2,052
                                                              ----------------------------
       TOTAL YANKEE BONDS                                                     $      4,555
------------------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
(COST $55,654)                                                                $     55,313
------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES -- 8.5%

       EQCC HOME EQUITY LOAN TRUST,
       SER 1999-1, CL A3F
                5.915%, 11/20/24                                  1,535              1,545
                                                              ----------------------------
       FORD CREDIT AUTO OWNER TRUST,
       SER 2000-C, CL A4
                7.240%, 02/15/04                                  1,765              1,820
                                                              ----------------------------
       KEY AUTO FINANCE TRUST, SER 1999-1, CL A3
                5.630%, 07/15/03                                    808                810
                                                              ----------------------------
       PREMIER AUTO TRUST, SER 1998-4, CL A3
                5.690%, 06/08/02                                    137                138
                                                              ----------------------------
       RESIDENTIAL ASSET SECURITIES,
       SER 2000-KS2, CL AI2
                7.575%, 04/25/21                                  1,425              1,464
                                                              ----------------------------
       RESIDENTIAL FUNDING MORTGAGE SECURITIES II,
       SER 2001-HS1, CL A2
                5.640%, 07/25/14                                  1,895              1,902
                                                              ----------------------------
       THE MONEY STORE HOME EQUITY TRUST,
       SER 1996-C, CL A4
                7.400%, 06/15/21                                     20                 20
                                                              ----------------------------
       THE MONEY STORE HOME EQUITY TRUST,
       SER 1997-D, CL AF5
                6.555%, 12/15/38                                  1,780              1,807
                                                              ----------------------------
       THE MONEY STORE HOME EQUITY TRUST,
       SER 1998-B, CL AF4
                6.115%, 06/15/21                                  1,530              1,544
                                                              ----------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $10,906)                                                                $     11,050
------------------------------------------------------------------------------------------

PREFERRED STOCK -- 0.6%

       SPG PROPERTIES                                            20,000                844
                                                              ----------------------------
TOTAL PREFERRED STOCK
(COST $1,012)                                                                 $        844
------------------------------------------------------------------------------------------



                                               ANNUAL REPORT  /   April 30, 2001

42   INTERMEDIATE FIXED INCOME PORTFOLIO (CONCLUDED)


------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.6%
       CREDIT SUISSE FIRST BOSTON 4.600%, DATED
       04/30/01, MATURES 05/01/01, REPURCHASE
       PRICE $3,327,453 (COLLATERALIZED BY
       U.S. GOVERNMENT OBLIGATIONS:
       TOTAL MARKET VALUE $3,394,688)                         $   3,327       $      3,327
                                                              ----------------------------
TOTAL REPURCHASE AGREEMENT
(COST $3,327)                                                                 $      3,327
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.9%
(COST $127,316)                                                               $    128,076
------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET-- 1.1%                                      $      1,455
------------------------------------------------------------------------------------------

NET ASSETS:

PORTFOLIO SHARES OF INSTITUTIONAL CLASS
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 13,156,392 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                        128,954
                                                                              ------------
UNDISTRIBUTED NET INVESTMENT INCOME                                                     14
                                                                              ------------
ACCUMULATED NET REALIZED LOSS ON INVESTMENTS                                          (197)
                                                                              ------------
NET UNREALIZED APPRECIATION ON INVESTMENTS                                             760
                                                                              ------------
TOTAL NET ASSETS-- 100.0%                                                     $    129,531
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- INSTITUTIONAL CLASS                                         $9.85
------------------------------------------------------------------------------------------

+This security or a partial position of this security is on loan at April 30,
 2001 (see note 6).
(A) Variable Rate Security. The rate reported on the Statement of Net Assets is the rate in effect on April 30, 2001.
(B) Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally qualified to institutional investors.
Cl -- Class
FHLB -- Federal Home Loan Bank
FHLMC -- Fedeal Home Loan Mortgage Corporation
FNMA --  Federal National Mortgage Association
GNMA -- Government National Mortgage Association
MTN -- Medium Term Note
N.A.  -- North America
REMIC -- Real Estate Mortgage Investment Conduit
Ser -- Series
SLMA -- Student Loan Marketing Association
The following organizations have provided underlying credit support for the securities listed above, as indicated.
MBIA  --  Municipal Bond Insurance Association
The accompanying notes are an integral part of the financial statements.




April 30, 2001  /   ANNUAL REPORT

                      This page intentionally left blank.

44  FIXED INCOME PORTFOLIOS



                         U.S. GOVERNMENT BOND PORTFOLIO

(PHOTO OMITTED)

STEVEN M. GRADOW
CO-PORTFOLIO MANAGER

STEVEN M. GRADOW IS A MANAGING DIRECTOR OF, AND DIRECTOR OF FIXED INCOME INVESTMENTS FOR, AIA AND MANAGER OF THE INCOME PORTFOLIO, CO-MANAGER, WITH MS. VOLK, OF THE U.S. GOVERNMENT BOND PORTFOLIO, AND CO-MANAGER, WITH MR. STITH, OF THE SHORT-TERM BOND PORTFOLIO. PRIOR TO JOINING ALLFIRST IN JANUARY 1996, MR. GRADOW WAS RESPONSIBLE FOR THE MANAGEMENT OF $15 BILLION OF FIXED INCOME PENSION ASSETS FOR WASHINGTON STATE INVESTMENT BOARD IN SEATTLE FOR FOUR YEARS. MR. GRADOW'S EXPERIENCE ALSO INCLUDES FIVE YEARS OF FIXED INCOME MANAGEMENT FOR THE PUBLIC EMPLOYEES RETIREMENT SYSTEM OF CALIFORNIA (CALPERS).


(PHOTO OMITTED)

N. BETH VOLK, CFA
CO-PORTFOLIO MANAGER

N. BETH VOLK IS A PRINCIPAL OF AIA AND SENIOR FIXED INCOME CREDIT ANALYST RESPONSIBLE FOR LEADING THE CORPORATE RESEARCH EFFORTS OF THE FIXED INCOME GROUP. MS. VOLK IS CO-MANAGER, WITH MR. GRADOW, OF THE U.S. GOVERNMENT BOND PORTFOLIO. PRIOR TO 1996, SHE WAS THE HEAD OF CORPORATE FIXED INCOME RESEARCH AT ALEX BROWN & SONS. MS. VOLK HAS MORE THAN 18 YEARS EXPERIENCE IN THE INDUSTRY AND IS A CHARTERED FINANCIAL ANALYST.



Management Discussion and Analysis

      Performance of the ARK U.S. Government Bond Portfolio has benefited from the switch in the Federal Reserve's policy from raising to lowering short-term interest rates and the improvement in the tone of the corporate market. Tactically, throughout the year, we lengthened the Porfolio's overall duration from about 100% to 108% of our benchmark, complementing the change in monetary policy and our current expectation of further rate cuts. This action has allowed us to participate in the period's outperformance of intermediate securities. Currently, the Portfolio has an overall duration of 4.38 years, much longer than our benchmark's duration of 4.09 years. The Portfolio maintains an overall quality profile of AA1.

      Throughout the year we shifted the composition of each sector's absolute weightings and their exposure to duration. Late last spring, we reduced our U.S. Treasury holdings and reinvested the proceeds into corporates. Then during the summer and fall with the Fed on hold, we increased our U.S. Treasury weighting by reducing our corporates and lengthening the average duration profile of our government holdings. Since January, we trimmed our U.S. Treasury holdings and bought higher-yielding U.S. agencies; at the same time, we reduced the average duration of our total government holdings. While we had overweighted corporates throughout the first half of the Portfolio's fiscal year, we reduced their absolute exposure during late summer and the fall and reduced the sector's average duration. Since early 2001, we reversed this, increasing both the absolute corporate weighting and the average duration of the sector's instruments.

      Throughout the entire year, we raised the quality profile of our corporates by selling some of our below investment-grade holdings; we reinvested the proceeds in stable medium-quality telecommunication, energy and railroad issues and AAA-rated asset-backed securities. We continue to like the asset-backed sectors given their AAA quality and their very attractive yield advantage over comparable Treasurys. In contrast to last summer's positive outlook for mortgage-backed securities and the Portfolio's overweighting, we expect increased refinancing activity in the coming months with mortgage rates at such low levels. As a result, we have trimmed this sector's weighting and emphasized lower-coupon securities that will reduce our exposure to early principal prepayment.




April 30, 2001  /   ANNUAL REPORT

                                           U.S. GOVERNMENT BOND PORTFOLIO     45

Performance as of April 30, 2001


                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

              INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMEN

                  ARK U.S.
                 Government         Lehman             Lipper
               Bond Portfolio,    Intermediate      Intermediate
               Insstitutional    Government/       U.S. Government
                  Class          Credit Index      Funds Objective
              ---------------   --------------    -----------------
3/31/96           100,000           100,000           100,000
April 96           99,480            99,650            99,410
April 97          103,967           106,048           105,265
April 98          113,022           115,518           114,886
April 99          118,470           122,864           120,930
April 00          118,517           124,732           121,522
April 01          131,412           139,862           135,259



                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

                 RETAIL CLASS A: VALUE OF A $10,000 INVESTMENT

                  ARK U.S.          ARK U.S.
                 Government        Government           Lehman             Lipper
               Bond Portfolio,   Bond Portfolio,    Intermediate          Intermediate
                   Retail        Retail Class A,     Government/        U.S. Government
                  Class A*        with load*         Credit Index        Funds Objective
              ---------------   --------------    -----------------     ----------------
3/31/96          10,000              9,550              10,000               10,000
April 96          9,940              9,493              10,605               10,532
April 97         10,338              9,872              10,605               10,532
April 98         12,026             11,485              11,552               11,512
April 99         12,691             12,051              12,286               12,121
April 00         12,607             12,040              12,473               12,178
April 01         13,959             13,331              13,986               13,526




------------------------------------------------------------------------------------------------------------------
                                                                                 LEHMAN        LIPPER INTERMEDIATE
                                     INST' L              RETAIL             INTERMEDIATE            US GOV'T.
                                      CLASS              CLASS A*        GOV'T/CREDIT INDEX      FUNDS OBJECTIVE
------------------------------------------------------------------------------------------------------------------
One year total return                10.88%               10.72%                12.13%                 11.07%
------------------------------------------------------------------------------------------------------------------
One year total return
with load                              --                  5.71%                  --                     --
------------------------------------------------------------------------------------------------------------------
Annualized three year
total return                          5.15%                5.09%                 6.58%                  5.55%
------------------------------------------------------------------------------------------------------------------
Annualized three year
total return with load                 --                  3.51%                  --                     --
------------------------------------------------------------------------------------------------------------------
Annualized five year
total return                          5.73%                7.03%                 7.02%                  6.45%
------------------------------------------------------------------------------------------------------------------
Annualized five year
total return with load                 --                  6.05%                  --                     --
------------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date                     5.52%                6.78%                  --                     --
------------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date with load            --                  5.81%                  --                     --
------------------------------------------------------------------------------------------------------------------

    Past performance of the Portfolio is not predictive of future performance.

    For each class, performance presented prior to March 22, 1998 reflects the performance of the Marketvest Intermediate U.S. Government Bond Fund from its inception date of March 31, 1996. Retail Class A shares were offered beginning April 1, 1998. Performance for Retail Class A shares with load reflects the deduction of the 4.50% sales charge.

* Performance shown prior to the actual inception date of the Retail Class A shares represents that of the Institutional Class adjusted for the sales charge and total operating expenses applicable to Retail Class A shares. The Retail Class A annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities. Annualized performance since actual inception for Retail Class A shares is 7.56% without load and 5.95% with load.

    The performance of the Lehman Intermediate Government/Credit Index does not include operating expenses that are incurred by the Portfolio.




                                               ANNUAL REPORT  /   April 30, 2001

Diversification By Sector

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------
39% U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
19% CORPORATE OBLIGATIONS
16% U.S. GOVERNMENT AGENCY OBLIGATIONS
12% U.S. TREASURY OBLIGATIONS
 7% ASSET-BACKED SECURITIES
 4% YANKEE BONDS
 2% PREFERRED STOCK
 1% REPURCHASE AGREEMENT


Statement of Net Assets

------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 12.7%

       U.S. TREASURY BONDS
                7.500%, 11/15/16+                             $   1,500       $      1,754
                                                              ----------------------------
                6.250%, 05/15/30+                                 3,000              3,165
                                                              ----------------------------
       U.S. TREASURY NOTES
                6.750%, 05/15/05                                  1,500              1,604
                                                              ----------------------------
                5.750%, 08/15/10+                                 3,500              3,588
                                                              ----------------------------
                5.500%, 03/31/03+                                 6,300              6,434
                                                              ----------------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $16,403)                                                                $     16,545
------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 16.6%

       FHLB
                5.505%, 12/20/04                                  1,000              1,002
                                                              ----------------------------
       FHLB (A)
                4.810%, 05/04/01                                  2,000              1,999
                                                              ----------------------------
       FHLMC
                5.875%, 03/21/11                                  1,000                965
                                                              ----------------------------
       FHLMC, MTN
                6.000%, 02/21/06                                 10,000             10,091
                                                              ----------------------------
       FNMA, MTN
                6.470%, 09/25/12+                                 7,500              7,610
                                                              ----------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $21,534)                                                                $     21,667
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
OBLIGATIONS -- 39.0%

       FHLMC
                6.000%, 03/01/13                              $  10,812       $     10,768
                                                              ----------------------------
       FHLMC, REMIC
                6.250%, 01/15/20                                  3,000              3,024
                                                              ----------------------------
                6.250%, 09/15/23                                  5,000              5,029
                                                              ----------------------------
                6.000%, 04/15/21                                  5,000              5,029
                                                              ----------------------------
       FNMA
                7.000%, 09/01/27                                  2,581              2,602
                                                              ----------------------------
                7.000%, 03/01/29                                  2,295              2,314
                                                              ----------------------------
                6.500%, 08/01/28                                  8,781              8,709
                                                              ----------------------------
                6.500%, 03/01/29                                  7,895              7,813
                                                              ----------------------------
                6.500%, 05/01/29                                  2,601              2,574
                                                              ----------------------------
                6.020%, 09/25/28                                  3,000              3,022
                                                              ----------------------------
       SLMA, REMIC (B)
                4.491%, 07/25/06                                      5                  5
                                                              ----------------------------
TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED OBLIGATIONS
(COST $50,933)                                                                $     50,889
------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS -- 21.7%

       ENERGY & POWER -- 2.7%
       CALPINE
                8.500%, 02/15/11                                  1,500              1,493
                                                              ----------------------------
       NRG ENERGY
                7.500%, 06/01/09                                  2,000              1,975
                                                              ----------------------------
       TOTAL ENERGY & POWER                                                   $      3,468
------------------------------------------------------------------------------------------

       ENTERTAINMENT -- 3.1%

       CSC HOLDINGS, SER B
                8.125%, 07/15/09                                  1,000              1,005
                                                              ----------------------------
       ROYAL CARIBBEAN CRUISES
                8.250%, 04/01/05                                  3,000              3,034
                                                              ----------------------------
       TOTAL ENTERTAINMENT                                                    $      4,039
------------------------------------------------------------------------------------------

       FINANCIAL SERVICES -- 4.2%

       AMVESCAP
                6.600%, 05/15/05                                  1,910              1,910
                                                              ----------------------------
       GOLDEN STATE ESCROW
                7.000%, 08/01/03                                  2,000              1,983
                                                              ----------------------------
       PNC FUNDING
                7.500%, 11/01/09                                  1,500              1,569
                                                              ----------------------------
       TOTAL FINANCIAL SERVICES                                               $      5,462
------------------------------------------------------------------------------------------



April 30, 2001  /   ANNUAL REPORT

                                 U.S. GOVERNMENT BOND PORTFOLIO (CONTINUED)   47


------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       PETROLEUM & FUEL PRODUCTS -- 3.2%

       NORSK HYDRO, SER B
                9.125%, 07/15/14                              $   2,000       $      2,355
                                                              ----------------------------
       TENNESSEE GAS PIPELINE
                7.000%, 10/15/28                                  2,000              1,840
                                                              ----------------------------
       TOTAL PETROLEUM & FUEL PRODUCTS                                        $      4,195
------------------------------------------------------------------------------------------

       REAL ESTATE INVESTMENT TRUST -- 0.7%

       SPIEKER PROPERTIES
                6.750%, 01/15/08                                  1,000                983
                                                              ----------------------------
       TOTAL REAL ESTATE INVESTMENT TRUST                                     $        983
------------------------------------------------------------------------------------------

       TELEPHONES & TELECOMMUNICATIONS -- 3.3%

       ALLTEL
                7.600%, 04/01/09                                  1,500              1,521
                                                              ----------------------------
       QWEST COMMUNICATIONS INTERNATIONAL,
       SER B
                7.250%, 11/01/08                                  1,000              1,009
                                                              ----------------------------
       SPRINT CAPITAL
                6.125%, 11/15/08                                  2,000              1,840
                                                              ----------------------------
       TOTAL TELEPHONES & TELECOMMUNICATIONS                                  $      4,370
------------------------------------------------------------------------------------------

       TRANSPORTATION SERVICES -- 0.8%

       FEDEX (C)
                7.250%, 02/15/11                                  1,000                996
                                                              ----------------------------
       TOTAL TRANSPORTATION SERVICES                                          $        996
------------------------------------------------------------------------------------------

       YANKEE BONDS -- 3.7%

       AT&T CANADA
                7.650%, 09/15/06                                  1,500              1,466
                                                              ----------------------------
       GULF CANADA RESOURCES
                7.125%, 01/15/11                                  1,500              1,489
                                                              ----------------------------
       HUSKY OIL
                7.550%, 11/15/16                                  2,000              1,932
                                                              ----------------------------
       TOTAL YANKEE BONDS                                                     $      4,887
------------------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
(COST $28,936)                                                                $     28,400
------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------
                                                          SHARES/PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES -- 6.7%

       CONTIMORTGAGE HOME EQUITY LOAN TRUST,
       SER 1998-1, CL A6
                6.580%, 12/15/18                              $   3,000       $      3,057
                                                              ----------------------------
       CONTIMORTGAGE HOME EQUITY LOAN TRUST,
       SER 1998-2, CL A6
                6.360%, 11/15/19                                  2,500              2,532
                                                              ----------------------------
       EQCC HOME EQUITY LOAN TRUST,
       SER 1998-1, CL A4F
                6.459%, 03/15/21                                  1,500              1,527
                                                              ----------------------------
       EQCC HOME EQUITY LOAN TRUST,
       SER 1998-2, CL A4F
                6.326%, 01/15/22                                  1,250              1,255
                                                              ----------------------------
       THE MONEY STORE HOME EQUITY TRUST,
       SER 1996-C, CL A4
                7.400%, 06/15/21                                     52                 52
                                                              ----------------------------
       THE MONEY STORE HOME EQUITY TRUST,
       SER 1997-D, CL AF3
                6.345%, 11/15/21                                    378                379
                                                              ----------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $8,653)                                                                 $      8,802
------------------------------------------------------------------------------------------

PREFERRED STOCK -- 2.6%

       SPG PROPERTIES                                            80,000              3,378
                                                              ----------------------------
TOTAL PREFERRED STOCK
(COST $4,032)                                                                 $      3,378
------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 0.7%

       CREDIT SUISSE FIRST BOSTON 4.600%, DATED
       04/30/01, MATURES 05/01/01, REPURCHASE
       PRICE $877,512 (COLLATERALIZED BY
       U.S. GOVERNMENT OBLIGATIONS: TOTAL MARKET
       VALUE $899,432)                                        $     877                877
                                                              ----------------------------
TOTAL REPURCHASE AGREEMENT
(COST $877)                                                                   $        877
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.0%
(COST $131,368)                                                               $    130,558
------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.0%                                     $         16
------------------------------------------------------------------------------------------



                                               ANNUAL REPORT  /   April 30, 2001

48  U.S. GOVERNMENT BOND PORTFOLIO (CONCLUDED)


------------------------------------------------------------------------------------------
  DESCRIPTION                                                                  VALUE (000)
------------------------------------------------------------------------------------------
NET ASSETS:

PORTFOLIO SHARES OF INSTITUTIONAL CLASS
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 13,168,588 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                   $    136,346
                                                                              ------------
PORTFOLIO SHARES OF RETAIL CLASS A
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 260,338 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                          2,593
                                                                              ------------
UNDISTRIBUTED NET INVESTMENT INCOME                                                     30
                                                                              ------------
ACCUMULATED NET REALIZED LOSS ON INVESTMENTS                                        (7,585)
                                                                              ------------
NET UNREALIZED DEPRECIATION ON INVESTMENTS                                            (810)
                                                                              ------------
TOTAL NET ASSETS-- 100.0%                                                     $    130,574
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- INSTITUTIONAL CLASS                                         $9.72
------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION
       PRICE PER SHARE-- RETAIL CLASS A                                              $9.73
------------------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE --
       RETAIL CLASS A ($9.73 / 95.50%)                                              $10.19
------------------------------------------------------------------------------------------


+This security or a partial position of this security is on loan at April 30,
 2001 (see note 6).
(A) Discount Note. The rate reported on the Statement of Net Assets is the discount yield at the time of purchase.
(B) Variable Rate Security. The rate reported on the Statement of Net Assets is the rate in effect on April 30, 2001.
(C) Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally qualified to institutions.
Cl -- Class
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
MTN -- Medium Term Note
Ser -- Series
SLMA -- Student Loan Marketing Association
REMIC -- Real Estate Mortgage Investment Conduit
The accompanying notes are an integral part of the financial statements.



April 30, 2001  /   ANNUAL REPORT

                      This page intentionally left blank.

50  FIXED INCOME PORTFOLIOS


INCOME PORTFOLIO


(PHOTO OMITTED)

STEVEN M. GRADOW
PORTFOLIO MANAGER

STEVEN M. GRADOW IS A MANAGING DIRECTOR OF, AND DIRECTOR OF FIXED INCOME INVESTMENTS FOR, AIA AND MANAGER OF THE INCOME PORTFOLIO, CO-MANAGER, WITH MS. VOLK, OF THE U.S. GOVERNMENT BOND PORTFOLIO, AND CO-MANAGER, WITH MR. STITH, OF THE SHORT-TERM BOND PORTFOLIO. PRIOR TO JOINING ALLFIRST IN JANUARY 1996, MR. GRADOW WAS RESPONSIBLE FOR THE MANAGEMENT OF $15 BILLION OF FIXED INCOME PENSION ASSETS FOR WASHINGTON STATE INVESTMENT BOARD IN SEATTLE FOR FOUR YEARS. MR. GRADOW'S EXPERIENCE ALSO INCLUDES FIVE YEARS OF FIXED INCOME MANAGEMENT FOR THE PUBLIC EMPLOYEES RETIREMENT SYSTEM OF CALIFORNIA (CALPERS).


Management Discussion and Analysis

      Performance of the ARK Income Portfolio has benefited from the shift of the Federal Reserve's policy from a tightening bias through the spring, summer and fall of 2000 to an easing bias starting at the beginning of this year. We have seen significant shifts in the performance of the various asset classes within the bond market. Corporate bond performance, having gone through a difficult period in 2000, has recovered about half of its prior underperformance during 2001. With the recent decline in interest rates and continued volatility within the equity markets, mortgage investors are experiencing an increase in prepayment concerns and have reduced their positions to avoid large paydowns and accompanying underperformance.

      In anticipation of an economic slowdown, we began lengthening the interest rate posture of the Portfolio through the winter and spring months. In addition, we went from a slight underweighting in corporate bonds to adding additional corporate positions in the bank, finance and Canadian telecommunication areas. We also reduced the positions of mortgage securities and added well-structured Plan Amortization Class (PAC) bonds to mitigate prepayment experience. Since early 2001, we focused on the short to intermediate (7 to 10) year part of the yield curve, as we expect the curve to continue to steepen with expected future Fed easings. We expect short-term rates to move to 4% by mid-year with only modest, if any, gains in Treasury securities longer than 10 years. Strong performance should come from corporate bond exposure and short-term asset-backed securities. We maintain overweightings in both of these areas. Continued volatility in the equity market should contribute positively to future bond returns.




April 30, 2001  /   ANNUAL REPORT

                                                         INCOME PORTFOLIO     51


Performance as of April 30, 2001


                             (GRAPHIC APPEARS HERE)

    EDGAR representation of data points used in printed graphic as follows:

              INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

                 ARK Income                           Lipper
                 Portfolio,         Lehman          Corporate
               Insstitutional   U.S.Aggregate      A-Rated Debt
                  Class          Bond Index       Funds Objective
              ---------------   --------------    ----------------
 7/31/93          100,000           100,000           100,000
April 94           99,836            98,354            97,817
April 95          106,355           105,563           103,813
April 96          115,353           114,673           112,388
April 97          122,862           122,792           119,738
April 98          136,181           136,201           132,526
April 99          141,928           144,741           138,874
April 00          141,913           146,565           138,083
APRIL 01          157,921           164,709           153,120


                             (GRAPHIC APPEARS HERE)

    EDGAR representation of data points used in printed graphic as follows:

                 RETAIL CLASS A: VALUE OF A $10,000 INVESTMENT

                ARK Income       ARK Income                       Lipper
                 Portfolio,      Portfolio,        Lehman        Corporate
                  Retail       Retail Class A   U.S.Aggregate    A-Rated Debt
                 Class A*        with load*      Bond Index    Funds Objective
              ---------------   --------------   ------------  ---------------
 4/30/94          10,000             9,550         10,000         10,000
April 95          10,521            10,048         10,556         10,381
April 96          11,378            10,866         11,467         11,239
April 97          12,097            11,552         12,279         11,974
April 98          13,363            12,762         13,620         13,253
April 99          13,908            13,282         14,474         13,887
April 00          13,883            13,259         14,656         13,808
APRIL 01          15,437            14,742         16,471         15,312



                             (GRAPHIC APPEARS HERE)

    EDGAR representation of data points used in printed graphic as follows:

                 RETAIL CLASS B: VALUE OF A $10,000 INVESTMENT

                 ARK Income
                 Portfolio,                            Lipper
               Retail Class B,       Lehman          Corporate
              with and without    U.S.Aggregate      A-Rated Debt
                  CDSC*           Bond Index       Funds Objective
              ---------------   --------------    ----------------
 7/31/93          10,000            10,000            10,000
April 94           9,906             9,835             9,872
April 95          10,449            10,556            10,381
April 96          11,202            11,467            11,239
April 97          11,801            12,279            11,974
April 98          12,935            13,620            13,253
April 99          13,435            14,474            13,887
April 00          13,321            14,656            13,808
APRIL 01          14,700            16,471            15,312



-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 LEHMAN U.S.      LIPPER CORP.
                                              INST' L           RETAIL           RETAIL           AGGREGATE       A-RATED DEBT
                                               CLASS           CLASS A*         CLASS B*         BOND INDEX     FUNDS OBJECTIVE
-------------------------------------------------------------------------------------------------------------------------------
One year total return                          11.28%           11.19%           10.35%            12.38%           10.89%
-------------------------------------------------------------------------------------------------------------------------------
One year total return
with load                                        --              6.22%            5.35%              --               --
-------------------------------------------------------------------------------------------------------------------------------
Annualized three year
total return                                    5.06%            4.93%            4.35%             6.54%            4.95%
-------------------------------------------------------------------------------------------------------------------------------
Annualized three year
total return with load                           --              3.32%            3.46%              --               --
-------------------------------------------------------------------------------------------------------------------------------
Annualized five year
total return                                    6.48%            6.29%            5.58%             7.51%            6.41%
-------------------------------------------------------------------------------------------------------------------------------
Annualized five year
total return with load                           --              5.31%            5.26%              --               --
-------------------------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date                               6.05%            5.74%            5.06%              --               --
-------------------------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date with load                      --              5.11%            5.06%              --               --
-------------------------------------------------------------------------------------------------------------------------------

  Past performance of the Portfolio is not predictive of future performance.

  Institutional Class shares were offered beginning July 16, 1993. Retail Class A shares were offered beginning April 12, 1994. Performance for Retail Class A shares with load reflects the deduction of the 4.50% sales charge. Retail Class B shares were offered beginning September 14, 1998. Performance for Retail Class B shares with load reflects the deduction of the applicable contingent deferred sales charge (CDSC).

* Performance shown prior to the actual inception date of the Retail Class A and Retail Class B shares represents that of the Institutional Class adjusted for the sales charge and total annual operating expenses applicable to Retail Class A and Retail Class B shares, respectively. The Retail Class A and Retail Class B annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities. Annualized performance since actual inception for Retail Class A shares is 6.46% without load and 5.76% with load. Annualized performance since actual inception for Retail Class B shares is 3.62% without CDSC and 2.58% with CDSC.

  The performance of the Lehman U.S. Aggregate Bond Index does not include operating expenses that are incurred by thePortfolio.



                                               ANNUAL REPORT  /   April 30, 2001

Diversification By Sector

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------
38% CORPORATE OBLIGATIONS
25% U.S. TREASURY OBLIGATIONS
19% U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
 6% ASSET-BACKED SECURITIES
 5% YANKEE BONDS
 3% REPURCHASE AGREEMENT
 2% U.S. GOVERNMENT AGENCY OBLIGATIONS
 1% NON-AGENCY MORTGAGE-BACKED OBLIGATION
 1% PREFERRED STOCK


Statement of Net Assets


------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 27.6%

       U.S. TREASURY BONDS
               10.750%, 08/15/05+                             $  15,000       $     18,328
                                                              ----------------------------
                6.250%, 05/15/30                                    300                316
                                                              ----------------------------
                6.125%, 08/15/29+                                 6,000              6,191
                                                              ----------------------------
                6.000%, 02/15/26+                                 5,000              5,051
                                                              ----------------------------
       U.S. TREASURY NOTES
                7.875%, 11/15/04+                                15,000             16,498
                                                              ----------------------------
                6.750%, 05/15/05+                                10,000             10,691
                                                              ----------------------------
                6.500%, 02/15/10+                                13,000             14,003
                                                              ----------------------------
                6.000%, 08/15/09+                                 7,000              7,298
                                                              ----------------------------
                5.750%, 08/15/10+                                11,000             11,277
                                                              ----------------------------
                5.000%, 02/15/11+                                16,000             15,595
                                                              ----------------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $102,981)                                                               $    105,248
------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.8%

       FHLMC
                5.875%, 03/21/11                                  4,000              3,859
                                                              ----------------------------
                5.250%, 01/15/06                                  3,000              2,979
                                                              ----------------------------
       FHLMC, GTD
                9.000%, 09/15/08                                     15                 16
                                                              ----------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $6,934)                                                                 $      6,854
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED

OBLIGATIONS -- 20.4%

       FHLMC
               14.750%, 03/01/10                              $      15       $         18
                                                              ----------------------------
                9.000%, 01/01/02                                      2                  2
                                                              ----------------------------
                8.500%, 11/01/01                                      4                  5
                                                              ----------------------------
                8.500%, 09/01/26                                    566                594
                                                              ----------------------------
                8.000%, 01/01/08                                     35                 37
                                                              ----------------------------
       FHLMC, REMIC
                6.500%, 05/15/30                                 12,000             11,839
                                                              ----------------------------
       FNMA
                7.000%, 02/01/26                                  1,805              1,820
                                                              ----------------------------
                7.000%, 03/01/29                                  1,433              1,445
                                                              ----------------------------
       FNMA (A)
                7.000%, 05/01/31                                 35,500             35,788
                                                              ----------------------------
       FNMA, REMIC
                9.750%, 09/25/18                                    212                227
                                                              ----------------------------
                6.000%, 07/18/26+                                10,732             10,335
                                                              ----------------------------
       GNMA
                7.500%, 05/15/22                                    423                433
                                                              ----------------------------
                7.500%, 10/15/23                                  1,917              1,964
                                                              ----------------------------
                7.500%, 12/15/23                                    898                920
                                                              ----------------------------
                7.500%, 05/15/24                                  1,598              1,637
                                                              ----------------------------
                7.500%, 10/15/24                                  1,422              1,457
                                                              ----------------------------
                7.000%, 02/15/24                                  2,466              2,495
                                                              ----------------------------
                7.000%, 05/15/24                                  4,952              5,009
                                                              ----------------------------
                7.000%, 09/20/25                                    958                965
                                                              ----------------------------
       GNMA, REMIC
                7.750%, 06/16/20                                  1,000              1,017
                                                              ----------------------------
       SLMA, REMIC (B)
                4.491%, 07/25/06                                      8                  8
                                                              ----------------------------
TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED OBLIGATIONS
(COST $77,876)                                                                $     78,015
-------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS -- 47.4%

       AUTOMOTIVE -- 0.8%
       FORD MOTOR
                7.450%, 07/16/31+                                 3,000              2,921
                                                              ----------------------------
       TOTAL AUTOMOTIVE                                                       $      2,921
------------------------------------------------------------------------------------------

       BANKS -- 6.1%

       BANK OF AMERICA (B)
                4.780%, 09/06/01                                  5,000              5,000
                                                              ----------------------------




April 30, 2001  /   ANNUAL REPORT

                                               INCOME PORTFOLIO (CONTINUED)   53


------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       BANK OF NEW YORK (C)
                7.780%, 12/01/26                              $   1,500       $      1,436
                                                              ----------------------------
       BANK ONE (B)
                4.780%, 09/27/01                                  5,000              5,000
                                                              ----------------------------
       BANKAMERICA (C)
                8.070%, 12/31/26                                  2,500              2,477
                                                              ----------------------------
       CRESTAR CAPITAL TRUST I
                8.160%, 12/15/26                                  3,500              3,439
                                                              ----------------------------
       MBNA, MTN, SER B (B)
                5.360%, 09/13/01                                  3,650              3,655
                                                              ----------------------------
       MELLON CAPITAL I, SER A
                7.720%, 12/01/26                                  2,500              2,384
                                                              ----------------------------
       TOTAL BANKS                                                            $     23,391
------------------------------------------------------------------------------------------

       ENERGY & POWER -- 2.9%

       CALPINE
                8.500%, 02/15/11                                  5,000              4,978
                                                              ----------------------------
       EL PASO ENERGY, MTN
                6.950%, 12/15/07                                  2,000              2,013
                                                              ----------------------------
       NRG ENERGY
                7.500%, 06/01/09                                  4,000              3,950
                                                              ----------------------------
       TOTAL ENERGY & POWER                                                   $     10,941
------------------------------------------------------------------------------------------

       ENTERTAINMENT -- 3.8%

       COMCAST CABLEVISION
                8.875%, 05/01/17                                  2,000              2,215
                                                              ----------------------------
                8.375%, 05/01/07                                  2,750              2,987
                                                              ----------------------------
       CSC HOLDINGS
                7.875%, 02/15/18                                  2,500              2,297
                                                              ----------------------------
       CSC HOLDINGS, SER B
                8.125%, 07/15/09                                  1,000              1,005
                                                              ----------------------------
       TIME WARNER
                8.375%, 03/15/23                                  5,700              6,063
                                                              ----------------------------
       TOTAL ENTERTAINMENT                                                    $     14,567
------------------------------------------------------------------------------------------

       FINANCIAL SERVICES -- 9.7%

       ABBEY NATIONAL CAPITAL TRUST I
                8.963%, 12/29/49                                  2,000              2,173
                                                              ----------------------------
       AMVESCAP
                6.600%, 05/15/05                                  4,000              4,000
                                                              ----------------------------
       CIT GROUP
                7.500%, 11/14/03                                  3,500              3,642
                                                              ----------------------------
                4.680%, 04/24/02                                  5,000              5,000
                                                              ----------------------------
       CIT GROUP, SER B
                6.875%, 02/16/05                                  3,500              3,542
                                                              ----------------------------



------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       FORD MOTOR CREDIT
                6.875%, 02/01/06                              $   5,500       $      5,597
                                                              ----------------------------
       FORD MOTOR CREDIT (B)
                5.725%, 08/01/02                                  5,000              4,994
                                                              ----------------------------
       GOLDEN STATE ESCROW
                7.125%, 08/01/05                                  2,000              1,938
                                                              ----------------------------
                7.000%, 08/01/03                                  4,500              4,461
                                                              ----------------------------
                6.750%, 08/01/01                                  1,600              1,602
                                                              ----------------------------
       TOTAL FINANCIAL SERVICES                                               $     36,949
------------------------------------------------------------------------------------------

       PETROLEUM & FUEL PRODUCTS -- 3.0%

       ANADARKO PETROLEUM
                7.200%, 03/15/29                                  3,800              3,714
                                                              ----------------------------
       ENRON
                9.500%, 06/15/01                                  3,000              3,014
                                                              ----------------------------
       NORSK HYDRO, SER B
                9.125%, 07/15/14                                  1,000              1,178
                                                              ----------------------------
       TENNESSEE GAS PIPELINE
                7.000%, 10/15/28                                  4,000              3,680
                                                              ----------------------------
       TOTAL PETROLEUM & FUEL PRODUCTS                                        $     11,586
------------------------------------------------------------------------------------------

       RAILROAD -- 1.3%

       UNION PACIFIC
                7.600%, 05/01/05                                  3,000              3,139
                                                              ----------------------------
                7.375%, 09/15/09                                  2,000              2,062
                                                              ----------------------------
       TOTAL RAILROAD                                                         $      5,201
------------------------------------------------------------------------------------------

       REAL ESTATE INVESTMENT TRUSTS -- 1.7%

       SPIEKER PROPERTIES
                6.750%, 01/15/08                                  3,000              2,947
                                                              ----------------------------
       SUSA PARTNERSHIP
                7.125%, 11/01/03                                  3,600              3,631
                                                              ----------------------------
       TOTAL REAL ESTATE INVESTMENT TRUSTS                                    $      6,578
------------------------------------------------------------------------------------------

       RETAIL -- 0.5%

       DILLARD'S
                5.790%, 11/15/01                                  2,000              1,975
                                                              ----------------------------
       TOTAL RETAIL                                                           $      1,975
------------------------------------------------------------------------------------------

       SECURITY BROKERS & DEALERS -- 4.9%

       GOLDMAN SACHS GROUP, MTN, SER 1 (B)
                4.880%, 09/30/02                                  8,000              8,002
                                                              ----------------------------
       LEHMAN BROTHERS HOLDINGS
                7.875%, 08/15/10                                  4,000              4,196
                                                              ----------------------------




                                               ANNUAL REPORT  /   April 30, 2001

------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       LEHMAN BROTHERS HOLDINGS, MTN, SER F (B)
                5.560%, 07/15/02                              $   1,400       $      1,409
                                                              ----------------------------
       SALOMON SMITH BARNEY HOLDINGS, MTN
                6.500%, 02/15/08+                                 5,000              5,000
                                                              ----------------------------
       TOTAL SECURITY BROKERS & DEALERS                                       $     18,607
------------------------------------------------------------------------------------------

       TELEPHONES & TELECOMMUNICATIONS -- 6.6%

       ALLTEL
                7.600%, 04/01/09+                                 3,500              3,548
                                                              ----------------------------
       QWEST COMMUNICATIONS INTERNATIONAL,
       SER B
                7.250%, 11/01/08                                  5,000              5,046
                                                              ----------------------------
       SPRINT CAPITAL, MTN
                7.625%, 06/10/02                                  5,000              5,133
                                                              ----------------------------
       SPRINT CAPITAL
                6.900%, 05/01/19                                  5,000              4,356
                                                              ----------------------------
       WORLDCOM (B)
                5.570%, 11/26/01                                  7,000              6,977
                                                              ----------------------------
       TOTAL TELEPHONES & TELECOMMUNICATIONS                                  $     25,060
------------------------------------------------------------------------------------------

       TRANSPORTATION SERVICES -- 0.5%

       FEDEX (C)
                7.250%, 02/15/11                                  2,000              1,992
                                                              ----------------------------
       TOTAL TRANSPORTATION SERVICES                                          $      1,992
------------------------------------------------------------------------------------------

       YANKEE BONDS -- 5.6%

       AT&T CANADA (C)
                7.650%, 09/15/06                                  5,000              4,887
                                                              ----------------------------
       CANADIAN NATIONAL RAILWAY
                6.450%, 07/15/06                                  2,000              1,975
                                                              ----------------------------
       DEUTSCHE AUSGLEICHSBANK
                7.000%, 06/23/05                                    250                262
                                                              ----------------------------
       GULF CANADA RESOURCES
                8.250%, 03/15/17                                  2,000              2,098
                                                              ----------------------------
                7.125%, 01/15/11                                  5,000              4,962
                                                              ----------------------------
       HUSKY OIL
                7.550%, 11/15/16                                  2,100              2,029
                                                              ----------------------------
       PROVINCE OF ONTARIO
                7.375%, 01/27/03                                    250                261
                                                              ----------------------------
       ROYAL CARIBBEAN CRUISES
                7.250%, 08/15/06                                  5,000              4,844
                                                              ----------------------------
       TOTAL YANKEE BONDS                                                     $     21,318
------------------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
(COST $182,045)                                                               $    181,086
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
                                                          SHARES/PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES -- 6.6%

       CHASE FUNDING MORTGAGE LOAN,
       SER 2000-1, CL IA3
                7.674%, 10/25/19                              $   4,500       $      4,669
                                                              ----------------------------
       CITIBANK CREDIT CARD MASTER TRUST I,
       SER 1998-9, CL A
                5.300%, 01/09/06                                  2,000              2,005
                                                              ----------------------------
       CONTIMORTGAGE HOME EQUITY LOAN TRUST,
       SER 1998-1, CL A6
                6.580%, 12/15/18                                  3,000              3,057
                                                              ----------------------------
       HSBC MORTGAGE LOAN TRUST,
       SER 2000-HSB1, CL A2
                7.110%, 12/16/30                                  3,000              3,024
                                                              ----------------------------
       L.A. ARENA FUNDING, SER 1, CL A
                7.656%, 12/15/26                                  2,000              1,934
                                                              ----------------------------
       RESIDENTIAL ASSET SECURITIES,
       SER 2000-KS2, CL AI2
                7.575%, 04/25/21                                  1,500              1,541
                                                              ----------------------------
       RESIDENTIAL FUNDING MORTGAGE SECURITIES II,
       SER 2001-HS1, CL A3
                5.940%, 01/25/16                                  4,000              4,013
                                                              ----------------------------
       THE MONEY STORE HOME EQUITY TRUST,
       SER 1996-C, CL A4
                7.400%, 06/15/21                                     39                 39
                                                              ----------------------------
       THE MONEY STORE HOME EQUITY TRUST,
       SER 1997-D, CL AF3
                6.345%, 11/15/21                                    378                379
                                                              ----------------------------
       THE MONEY STORE HOME EQUITY TRUST,
       SER 1997-D, CL AF5
                6.555%, 12/15/38                                  4,350              4,416
                                                              ----------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $24,778)                                                                $     25,077
------------------------------------------------------------------------------------------

NON-AGENCY MORTGAGE-BACKED OBLIGATION -- 1.4%

       COUNTRYWIDE FUNDING, SER 1994-4, CL A12
                6.950%, 04/25/24                                  5,452              5,216
                                                              ----------------------------
TOTAL NON-AGENCY MORTGAGE-BACKED
OBLIGATION (COST $5,359)                                                      $      5,216
------------------------------------------------------------------------------------------

PREFERRED STOCK -- 1.0%

       SPG PROPERTIES                                            90,000              3,800
                                                              ----------------------------
TOTAL PREFERRED STOCK
(COST $4,573)                                                                 $      3,800
------------------------------------------------------------------------------------------



April 30, 2001  /   ANNUAL REPORT

                                               INCOME PORTFOLIO (CONCLUDED)   55


------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 3.2%

       CREDIT SUISSE FIRST BOSTON 4.600%, DATED
       04/30/01, MATURES 05/01/01, REPURCHASE
       PRICE $12,221,613 (COLLATERALIZED BY
       U.S. GOVERNMENT OBLIGATIONS:
       TOTAL MARKET VALUE $12,465,276)                        $  12,220       $     12,220
                                                              ----------------------------
TOTAL REPURCHASE AGREEMENT
(COST $12,220)                                                                $     12,220
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 109.4%
(COST $416,766)                                                               $    417,516
------------------------------------------------------------------------------------------
PAYABLE FOR INVESTMENT SECURITIES PURCHASED-- (10.7%)                              (40,853)
                                                                              ------------
OTHER ASSETS AND LIABILITIES, NET -- 1.3%                                            5,069
                                                                              ------------
OTHER ASSETS AND LIABILITIES, NET -- (9.4%)                                   $    (35,784)
------------------------------------------------------------------------------------------

NET ASSETS:

PORTFOLIO SHARES OF INSTITUTIONAL CLASS
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 37,342,426 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                        373,750
                                                                              ------------
PORTFOLIO SHARES OF RETAIL CLASS A
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 891,659 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                         14,164
                                                                              ------------
PORTFOLIO SHARES OF RETAIL CLASS B
     (UNLIMITED AUTHORIZATION  --  NO PAR VALUE)
     BASED ON 70,766 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                            712
                                                                              ------------
UNDISTRIBUTED NET INVESTMENT INCOME                                                     37
                                                                              ------------
ACCUMULATED NET REALIZED LOSS ON INVESTMENTS                                        (7,681)
                                                                              ------------
NET UNREALIZED APPRECIATION ON INVESTMENTS                                             750
                                                                              ------------
TOTAL NET ASSETS-- 100.0%                                                     $    381,732
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHAR -- INSTITUTIONAL CLASS                                         $9.96
------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION
       PRICE PER SHAR -- RETAIL CLASS A                                             $10.08
------------------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE --
       RETAIL CLASS A ($10.08 / 95.50%)                                             $10.55
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- RETAIL CLASS B                                              $9.96
------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  DESCRIPTION
--------------------------------------------------------------------------------

+This security or a partial position of this security is on loan at April 30, 2001 (see note 6).

(A) When Issued Security (total cost $35,852,500)
(B) Variable Rate Security. The rate reported on the Statement of Net Assets is the rate in effect on April 30, 2001.
(C) Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally qualified to institutional investors.
Cl -- Class
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
GTD -- Guaranteed Mortgage Certificate
MTN -- Medium Term Note
REMIC -- Real Estate Mortgage Investment Conduit
Ser -- Series
SLMA -- Student Loan Marketing Association
The accompanying notes are an integral part of the financial statements.



                                               ANNUAL REPORT  /   April 30, 2001

                      This page intentionally left blank.

                                                          EQUITY PORTFOLIOS   57

                                     Equity
                                   Portfolios

SIMPLY STATED, OUR INVESTMENT MANAGEMENT PHILOSOPHY FOR THE EQUITY PORTFOLIOS IS QUALITY FOR THE LONG TERM. WE LOOK FOR SUPERIOR BUSINESSES THAT ARE REASONABLY PRICED, BECAUSE OVER THE LONG HAUL, EXPERIENCE HAS SHOWN THE BENEFITS OF BUYING A QUALITY COMPANY, AT A FAIR PRICE, VERSUS A FAIR BUSINESS AT A BARGAIN PRICE.

IN THEIR RESEARCH, OUR PORTFOLIO MANAGERS LOOK FOR BUSINESSES THAT DEMONSTRATE FASTER-THAN-AVERAGE GROWTH, STRONG CASH FLOWS, AND RETURNS ON CAPITAL IN EXCESS OF THE COST OF CAPITAL.

WE LOOK FOR HIGH-QUALITY COMPANIES AND USE A BOTTOM-UP STOCK SELECTION PROCESS WITH STRICT CRITERIA. WE SELECT THE STOCKS OF COMPANIES THAT DEMONSTRATE SUPERIOR SALES, CASH FLOW AND EARNINGS GROWTH RATES, AND THAT OPERATE IN A DYNAMIC MARKET AND INDUSTRY. WE ALSO LOOK FOR STRONG BALANCE SHEETS AND CAPABLE, SHAREHOLDER-ORIENTED MANAGEMENT. WE LIKE COMPANIES THAT CAN EARN RETURNS ON CAPITAL IN EXCESS OF THEIR COST OF CAPITAL.

WE BELIEVE HISTORY HAS BECOME A LESS-THAN-ACCURATE PREDICTOR OF THE FUTURE; THUS, WE PLACE GREATER EMPHASIS ON MEETING WITH MANAGEMENT TO ASSESS EACH COMPANY'S FUTURE. INCREASINGLY IMPORTANT IS THE TEAMING OF STRONG FINANCIALS WITH ENLIGHTENED CORPORATE LEADERSHIP, A COMBINATION NECESSARY TO THRIVE IN TODAY'S HIGHLY COMPETITIVE, RAPIDLY EVOLVING BUSINESS ENVIRONMENT. OUR TEAM OF PROFESSIONALS, WHICH INCLUDES ALL OF OUR PORTFOLIO MANAGERS, SEARCHES FOR THE BEST COMPANIES BASED ON OUR SPECIFIC SCREENING CRITERIA.

NEXT, WE ASSESS FUTURE EARNINGS PROSPECTS TO IDENTIFY THE COMPANIES THAT CAN CONTINUE TO GENERATE SUPERIOR SALES AND PROFIT GROWTH. WE EXAMINE INDUSTRY DYNAMICS, THE COMPANIES' RELATIVE POSITIONS, COST STRUCTURES, MARGIN TRENDS, AND MANAGEMENT PLANS. FINALLY, WE ASSESS EACH COMPANY'S CURRENT STOCK VALUATION RELATIVE TO FUTURE EARNINGS STREAM AGAINST HISTORY, COMPETITORS, AND THE S&P 500.

WE REVIEW A PORTFOLIO HOLDING FOR SALE UNDER THE FOLLOWING CIRCUMSTANCES: WHEN THE PRICE OBJECTIVE IS ACHIEVED, WHEN FUNDAMENTALS DETERIORATE AND MAKE THE ACHIEVEMENT OF OBJECTIVES UNLIKELY, WHEN THE STOCK UNDERPERFORMS THE S&P 500 BY 20 PERCENT OR MORE ON A RELATIVE BASIS, AND WHEN A MORE ATTRACTIVE OPPORTUNITY PRESENTS ITSELF.

58  EQUITY PORTFOLIOS

BALANCED PORTFOLIO


(PHOTOC OMITTED)

CHARLES E. KNUDSEN III, CFA
PORTFOLIO MANAGER

CHARLES E. KNUDSEN III IS A MANAGING DIRECTOR OF AIA AND MANAGER OF THE BALANCED PORTFOLFIO. HE FOLLOWS SEVERAL EQUITY INDUSTRY GROUPS. IN ADDITION, HE IS A SENIOR PORTFOLIO MANAGER FOR KEY, TAX-FREE INSTITUTIONAL ACCOUNTS, INCLUDING PENSION AND PROFIT-SHARING PLANS, FOUNDATIONS, AND ENDOWMENTS. MR. KNUDSEN HAS MORE THAN 14 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. MR. KNUDSEN IS A CHARTERED FINANCIAL ANALYST.

Management Discussion and Analysis

      Hope may spring eternal, but for the last year (and particularly the last six months) fear has run rampant in the investment markets. Not even four interest rate cuts by the Federal Reserve (one of its most aggressive shifts) could calm investors' nerves. Coming into the new year, most recognized that the economy was slowing. But few foresaw how weak it would get and, in particular, how quickly and severely technology orders would evaporate. Selling begot selling and prices for the broad stock indices fell almost daily. By April, investors began to regain some confidence that "the end" was not near and they started to buy again. The rally that ensued was a welcomed, albeit somewhat small, relief. In the end, though, equity markets suffered one of their toughest 12-month periods. For the year ended April 2001, the S&P 500 Composite Index was down 13% and NASDAQ collapsed over 45%. Higher-quality bonds were the safest haven, with the Lehman U.S. Aggregate Bond Index up 12.4%.

      The ARK Balanced Portfolio was not immune to the declines, but, because of its diversification, was able to weather the storm somewhat. Interestingly, stocks that did well over the past year were in a variety of industries. Consumer-related companies (Lowes, CVS, and Ralston Purina Group), finance stocks (Freddie Mac and Merrill Lynch) and healthcare stocks (Abbott Laboratories, Johnson & Johnson, and Amgen) did relatively well. While some technology companies (First Data and Microsoft) outperformed, most did not. Although we have reduced and/or eliminated several of our technology holdings, small positions in companies like Nortel Networks, Cisco, Intel, and EMC hurt. Although valuations are certainly more reasonable, an "earnings recovery" is still several quarters away for many of these technology companies. Therefore, we do not foresee adding to the sector for a while.

      What has changed is the Portfolio's asset allocation. Last April, the Portfolio had about 65% allocated to equities. Eleven months later, that percentage had dropped to 55%. But over the last 30 days, we have rebuilt the equity allotment back towards 65% again. Our shift in strategy is predicated on our belief that inflation should remain low, the Fed should continue to ease interest rates and the economy should recover by year-end.

      While the next several quarters will continue to present many challenges and surprises, we believe that the worst may be over for equity investors. Regardless of what lies ahead, however, we will continue to manage the ARK Balanced Portfolio as we always have, by looking for attractive, high quality investment opportunities in both the bond and the stock markets that have the potential to provide our investors with attractive long-term returns.





April 30, 2001  /   ANNUAL REPORT

                                                       BALANCED PORTFOLIO     59

Performance as of April 30, 2001


                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

                      INSTITUTIONAL CLASS: VALUE OF A $1000,000 INVESTMEN

                                                                    60/40 Hybrid
             ARK Balanced                          Lehman           of the S&P 500
               Portfolio,        S&P 500            U.S.            500 Composite            Lipper
              Institutional     Composite         Aggregate            Index and             Balanced
                 Class            Index           Bond Index        Lehman Aggregate**   Funds Objective
              -------------    -------------     -----------        ------------------   ---------------
 7/31/93         100,000         100,000           100,000              100,000              100,000
April 94         103,771         102,689            98,354              100,953              101,567
April 95         107,663         120,587           105,563              114,440              110,830
April 96         130,164         156,992           114,673              138,679              133,129
April 97         140,382         196,429           122,792              163,322              150,409
April 98         183,830         277,043           136,201              209,771              189,455
April 90         217,232         337,577           144,741              243,439              207,340
April 00         265,870         371,773           146,565              259,968              218,183
April 01         247,446         323,554           164,709              251,779              218,337


                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

                 RETAIL CLASS A: VALUE OF A $10,000 INVESTMENT


                                                                                      60/40 Hybrid
             ARK Balanced      ARK Balanced                         Lehman            of the S&P 500
               Portfolio,        Portfolio,        S&P 500            U.S.             500 Composite         Lipper
              Institutional   Retail Class A,     Composite         Aggregate            Index and           Balanced
                 Class          with load*         Index           Bond Index        Lehman Aggregate**   Funds Objective
              -------------    -------------     -----------      ------------       ------------------   -----------------
3/31/94           10,000            9,525          10,000            10,000                10,000            10,000
April 94          10,294            9,805          10,268             9,835                10,095            10,164
April 95          10,637           10,132          12,059            10,556                11,444            11,104
April 96          12,789           12,181          15,699            11,467                13,868            13,344
April 97          13,768           13,114          19,643            12,279                16,332            15,102
April 98          17,991           17,136          27,704            13,620                20,977            19,018
April 99          21,224           20,216          33,758            14,474                24,344            20,874
April 00          25,949           24,716          37,177            14,656                25,997            22,014
April 01          24,117           22,971          32,355            16,471                25,178            21,834



                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

                 RETAIL CLASS B: VALUE OF A $10,000 INVESTMENT


                                                                       60/40 Hybrid
           ARK Balanced Portfolio,                     Lehman           of the S&P 500
              Retail Class B,        S&P 500            U.S.            500 Composite           Lipper
              with and without      Composite         Aggregate            Index and            Balanced
                   CDSC*             Index           Bond Index        Lehman Aggregate**   Funds Objective
              -------------       -------------     -----------        ------------------   ---------------
 3/31/94          10,000            10,000             10,000             10,000                 10,000
April 94          10,299            10,268              9,835             10,095                 10,164
April 95          10,561            12,059             10,556             11,444                 11,104
April 96          12,635            15,699             11,467             13,868                 13,344
April 97          13,464            19,643             12,279             16,332                 15,102
April 98          17,443            27,704             13,620             20,977                 19,018
April 99          20,234            33,758             14,474             24,344                 20,874
April 00          24,548            37,177             14,656             25,997                 22,014
April 01          22,638            32,355             16,471             25,178                 21,834



--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        LIPPER
                                                                                S&P 500     LEHMAN U.S.     60/40      BALANCED
                                        INST'L        RETAIL       RETAIL      COMPOSITE     AGGREGATE     HYBRID        FUNDS
                                        CLASS        CLASS A*     CLASS B*       INDEX      BOND INDEX       **        OBJECTIVE
--------------------------------------------------------------------------------------------------------------------------------
One year total return                  -6.93%        -7.06%       -7.78%       -12.97%      12.38%        -3.15%       -0.82
--------------------------------------------------------------------------------------------------------------------------------
One year total return
with load                                --          -11.48%      -12.05%        --            --           --           --
--------------------------------------------------------------------------------------------------------------------------------
Annualized three year
total return                           10.41%        10.24%        9.08%        5.31%         6.54%        6.28%        4.50%
--------------------------------------------------------------------------------------------------------------------------------
Annualized three year
total return with load                   --           8.46%        8.23%         --            --           --           --
--------------------------------------------------------------------------------------------------------------------------------
Annualized five year
total return                           13.71%        13.51%       12.37%       15.56%         7.51%       12.67%       10.23%
--------------------------------------------------------------------------------------------------------------------------------
Annualized five year
total return with load                   --          12.41%       12.12%         --            --           --           --
--------------------------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date                      12.30%        11.91%       11.01%         --            --           --           --
--------------------------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date with load              --          11.21%       11.01%         --            --           --           --
--------------------------------------------------------------------------------------------------------------------------------


  Past performance of the Portfolio is not predictive of future performance.

  Institutional Class shares were offered beginning July 16, 1993. Retail Class A shares were offered beginning March 9, 1994. Performance for the Retail Class A shares with load reflects the deduction of the 4.75% sales charge. Retail Class B shares were offered beginning September 14, 1998. Performance for Retail Class B shares with load reflects the deduction of the applicable contingent deferred sales charge (CDSC).

* Performance shown prior to the actual inception date of the Retail Class A and Retail Class B shares represents that of the Institutional Class adjusted for the sales charge and total annual operating expenses applicable to Retail Class A and Retail Class B shares, respectively. The Retail Class A &Retail Class B annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities. Annualized performance since actual inception for Retail Class A shares is 12.01% without load and 11.25% with load. Annualized performance since actual inception for Retail Class B shares is 12.97% without CDSC and 12.02% with CDSC.

  The performance of the S&P 500 Composite Index, and Lehman U.S. Aggregate Bond Index does not include operating expenses that are incurred by the Portfolio.

**Benchmark is comprised of two unmanaged indexes, weighted 60% S&P 500
  Composite Index and 40% Lehman U.S. Aggregate Bond Index. The Portfolio uses a blended index as a comparison index because it is better suited to the Portfolio's objective.



                                               ANNUAL REPORT  /   April 30, 2001

Diversification By Sector

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------
62% COMMON STOCKS
10% CORPORATE OBLIGATIONS
 8% U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS
 7% U.S. TREASURY OBLIGATIONS
 5% REPURCHASE AGREEMENT
 3% ASSET-BACKED SECURITIES
 3% U.S. GOVERNMENT AGENCY OBLIGATIONS
 2% YANKEE BONDS


Statement of Net Assets


------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
COMMON STOCKS -- 61.9%

       AEROSPACE & DEFENSE -- 0.6%

       GENERAL DYNAMICS                                          30,000       $      2,312
                                                              ----------------------------
       TOTAL AEROSPACE & DEFENSE                                              $      2,312
------------------------------------------------------------------------------------------

       AUTOMOTIVE -- 1.6%

       GENTEX*                                                   75,000              2,025
                                                              ----------------------------
       LEAR*                                                    100,000              3,600
                                                              ----------------------------
       TOTAL AUTOMOTIVE                                                       $      5,625
------------------------------------------------------------------------------------------

       BANKS -- 5.1%

       FLEETBOSTON FINANCIAL                                     85,000              3,261
                                                              ----------------------------
       JP MORGAN CHASE                                          121,550              5,832
                                                              ----------------------------
       US BANCORP                                               150,000              3,177
                                                              ----------------------------
       WELLS FARGO                                              129,375              6,077
                                                              ----------------------------
       TOTAL BANKS                                                            $     18,347
------------------------------------------------------------------------------------------

       BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.2%

       CLEAR CHANNEL COMMUNICATIONS*                             40,000              2,232
                                                              ----------------------------
       INTERPUBLIC GROUP                                         60,000              2,037
                                                              ----------------------------
       TOTAL BROADCASTING, NEWSPAPERS
       & ADVERTISING                                                          $      4,269
------------------------------------------------------------------------------------------

       COMMUNICATIONS EQUIPMENT -- 2.3%

       COMVERSE TECHNOLOGY*                                      42,000              2,877
                                                              ----------------------------
       LUCENT TECHNOLOGIES                                       90,000                901
                                                              ----------------------------
       MOTOROLA                                                 133,500              2,076
                                                              ----------------------------
       QUALCOMM*                                                 40,000              2,294
                                                              ----------------------------
       TOTAL COMMUNICATIONS EQUIPMENT                                         $      8,148
------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       COMPUTER SOFTWARE -- 0.8%
       MICROSOFT*                                                40,400       $      2,737
                                                              ----------------------------
       TOTAL COMPUTER SOFTWARE                                                $      2,737
------------------------------------------------------------------------------------------

       COMPUTERS & SERVICES -- 5.0%

       CADENCE DESIGN SYSTEMS*                                   90,000              1,863
                                                              ----------------------------
       COMPAQ COMPUTER                                          100,000              1,750
                                                              ----------------------------
       COMPUTER SCIENCES*                                        56,800              2,024
                                                              ----------------------------
       HEWLETT-PACKARD                                           81,000              2,303
                                                              ----------------------------
       INTERNATIONAL BUSINESS MACHINES                           20,000              2,303
                                                              ----------------------------
       JABIL CIRCUIT*                                           144,100              4,185
                                                              ----------------------------
       MENTOR GRAPHICS*                                          50,000              1,316
                                                              ----------------------------
       SCI SYSTEMS*                                              90,000              2,299
                                                              ----------------------------
       TOTAL COMPUTERS & SERVICES                                                   18,043
------------------------------------------------------------------------------------------

       DIVERSIFIED OPERATIONS -- 4.1%

       GENERAL ELECTRIC                                         155,400              7,542
                                                              ----------------------------
       HONEYWELL INTERNATIONAL                                   60,000              2,933
                                                              ----------------------------
       TYCO INTERNATIONAL                                        80,000              4,270
                                                              ----------------------------
       TOTAL DIVERSIFIED OPERATIONS                                           $     14,745
------------------------------------------------------------------------------------------

       DRUGS -- 8.0%

       ABBOTT LABORATORIES                                       50,000              2,319
                                                              ----------------------------
       AMGEN*                                                    77,000              4,708
                                                              ----------------------------
       BRISTOL-MYERS SQUIBB                                     130,000              7,280
                                                              ----------------------------
       GENENTECH*                                                70,000              3,675
                                                              ----------------------------
       PFIZER                                                   165,000              7,144
                                                              ----------------------------
       SCHERING-PLOUGH                                           91,800              3,538
                                                              ----------------------------
       TOTAL DRUGS                                                            $     28,664
------------------------------------------------------------------------------------------

       ENTERTAINMENT -- 4.3%

       AOL TIME WARNER*                                         120,000              6,060
                                                              ----------------------------
       AT&T - LIBERTY MEDIA*                                     75,668              1,211
                                                              ----------------------------
       ROYAL CARIBBEAN CRUISES                                  100,000              2,038
                                                              ----------------------------
       VIACOM, CL B*                                             27,125              1,412
                                                              ----------------------------
       VIVENDI UNIVERSAL, ADR                                    36,000              2,448
                                                              ----------------------------
       WALT DISNEY                                               79,000              2,390
                                                              ----------------------------
       TOTAL ENTERTAINMENT                                                    $     15,559
------------------------------------------------------------------------------------------

       FINANCIAL SERVICES -- 2.1%

       CITIGROUP                                                 70,000              3,441
                                                              ----------------------------
       FREDDIE MAC                                               35,000              2,303
                                                              ----------------------------
       WADDELL & REED FINANCIAL, CL A                            60,000              1,825
                                                              ----------------------------
       TOTAL FINANCIAL SERVICES                                               $      7,569
------------------------------------------------------------------------------------------



April 30, 2001  /   ANNUAL REPORT

                                             BALANCED PORTFOLIO (CONTINUED)   61

------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       FOOD, BEVERAGE & TOBACCO -- 3.4%

       PEPSICO                                                  142,100       $      6,225
                                                              ----------------------------
       RALSTON PURINA GROUP                                     200,000              6,078
                                                              ----------------------------
       TOTAL FOOD, BEVERAGE & TOBACCO                                         $     12,303
------------------------------------------------------------------------------------------

       HOUSEHOLD PRODUCTS -- 1.6%

       COLGATE-PALMOLIVE                                        100,400              5,607
                                                              ----------------------------
       TOTAL HOUSEHOLD PRODUCTS                                               $      5,607
------------------------------------------------------------------------------------------

       INSURANCE -- 1.6%

       AMERICAN INTERNATIONAL GROUP                              70,000              5,726
                                                              ----------------------------
       TOTAL INSURANCE                                                        $      5,726
------------------------------------------------------------------------------------------

       MEASURING DEVICES -- 0.4%

       AGILENT TECHNOLOGIES*                                     40,000              1,560
                                                              ----------------------------
       TOTAL MEASURING DEVICES                                                $      1,560
------------------------------------------------------------------------------------------

       MEDICAL PRODUCTS & SERVICES -- 1.6%

       GUIDANT*                                                 102,400              4,198
                                                              ----------------------------
       JOHNSON & JOHNSON                                         15,000              1,447
                                                              ----------------------------
       TOTAL MEDICAL PRODUCTS & SERVICES                                      $      5,645
------------------------------------------------------------------------------------------

       MISCELLANEOUS BUSINESS SERVICES -- 3.2%

       CONVERGYS*                                               140,000              5,110
                                                              ----------------------------
       FIRST DATA                                                96,700              6,521
                                                              ----------------------------
       TOTAL MISCELLANEOUS BUSINESS SERVICES                                  $     11,631
------------------------------------------------------------------------------------------

       MISCELLANEOUS CONSUMER SERVICES -- 0.7%

       TMP WORLDWIDE*                                            50,000              2,412
                                                              ----------------------------
       TOTAL MISCELLANEOUS CONSUMER SERVICES                                  $      2,412
------------------------------------------------------------------------------------------

       PETROLEUM & FUEL PRODUCTS -- 3.3%

       HALLIBURTON                                               40,000              1,728
                                                              ----------------------------
       SMITH INTERNATIONAL*                                      80,000              6,495
                                                              ----------------------------
       WEATHERFORD INTERNATIONAL*                                60,000              3,494
                                                              ----------------------------
       TOTAL PETROLEUM & FUEL PRODUCTS                                        $     11,717
------------------------------------------------------------------------------------------

       RETAIL -- 5.4%

       CVS                                                       60,000              3,537
                                                              ----------------------------
       HOME DEPOT                                                82,600              3,890
                                                              ----------------------------
       LOWE'S                                                    70,000              4,410
                                                              ----------------------------
       TARGET                                                   141,400              5,437
                                                              ----------------------------
       WAL-MART STORES                                           42,000              2,173
                                                              ----------------------------
       TOTAL RETAIL                                                           $     19,447
------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------
                                                            SHARES/PRINCIPAL        MARKET
  DESCRIPTION                                                   AMOUNT (000)   VALUE (000)
------------------------------------------------------------------------------------------

       SECURITY BROKERS & DEALERS -- 2.4%

       MERRILL LYNCH                                             50,000       $      3,085
                                                              ----------------------------
       MORGAN STANLEY DEAN WITTER                                90,000              5,651
                                                              ----------------------------
       TOTAL SECURITY BROKERS & DEALERS                                       $      8,736
------------------------------------------------------------------------------------------

       SEMI-CONDUCTORS/INSTRUMENTS -- 1.6%

       ALTERA*                                                  141,800              3,586
                                                              ----------------------------
       INTEL                                                     75,400              2,331
                                                              ----------------------------
       TOTAL SEMI-CONDUCTORS/INSTRUMENTS                                      $      5,917
------------------------------------------------------------------------------------------

       TELEPHONES & TELECOMMUNICATIONS -- 1.6%

       ALLTEL                                                    62,000              3,386
                                                              ----------------------------
       WILLIAMS COMMUNICATIONS GROUP*                           520,000              2,350
                                                              ----------------------------
       TOTAL TELEPHONES & TELECOMMUNICATIONS                                  $      5,736
------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $218,057)                                                               $    222,455
------------------------------------------------------------------------------------------

PREFERRED STOCK -- 0.2%

       SPG PROPERTIES                                            20,000                844
                                                              ----------------------------
TOTAL PREFERRED STOCK
(COST $939)                                                                   $        844
------------------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS -- 7.4%

       U.S. TREASURY BONDS
                8.000%, 11/15/21                                 $  500                622
                                                              ----------------------------
                6.250%, 05/15/30                                    500                527
                                                              ----------------------------
                6.125%, 08/15/29                                  2,000              2,064
                                                              ----------------------------
                6.000%, 02/15/26                                  4,000              4,041
                                                              ----------------------------
       U.S. TREASURY NOTES
                7.500%, 02/15/05                                  3,500              3,824
                                                              ----------------------------
                7.000%, 07/15/06                                  2,500              2,726
                                                              ----------------------------
                6.625%, 05/15/07                                  3,175              3,423
                                                              ----------------------------
                6.500%, 02/15/10                                  2,000              2,154
                                                              ----------------------------
                5.750%, 08/15/10                                  2,000              2,050
                                                              ----------------------------
                5.500%, 03/31/03                                  4,000              4,085
                                                              ----------------------------
                5.000%, 02/15/11                                  1,000                975
                                                              ----------------------------
TOTAL U.S. TREASURY OBLIGATIONS
(COST $25,986)                                                                $     26,491
------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 2.4%

       FHLB
                5.505%, 12/20/04                                  5,000              5,010
                                                              ----------------------------
       FHLMC
                5.250%, 01/15/06                                  2,000              1,986
                                                              ----------------------------
       FNMA
                6.000%, 05/15/08                                  1,750              1,770
                                                              ----------------------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $8,771)                                                                 $      8,766
------------------------------------------------------------------------------------------



                                               ANNUAL REPORT  /   April 30, 2001

------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED

    OBLIGATIONS -- 7.6%

       FHLMC
               11.000%, 01/01/16                              $      57       $         63
                                                              ----------------------------
                9.500%, 07/01/02                                      1                  1
                                                              ----------------------------
                9.000%, 08/01/01                                      3                  3
                                                              ----------------------------
                9.000%, 11/01/01                                     16                 16
                                                              ----------------------------
                9.000%, 01/01/02                                      2                  2
                                                              ----------------------------
                8.500%, 11/01/01                                      9                  9
                                                              ----------------------------
                8.500%, 09/01/26                                     63                 66
                                                              ----------------------------
                7.000%, 08/01/29                                  1,612              1,626
                                                              ----------------------------
                6.500%, 04/01/08                                    543                548
                                                              ----------------------------
       FNMA
                8.000%, 12/01/08                                    185                192
                                                              ----------------------------
                7.500%, 03/01/20                                  2,642              2,698
                                                              ----------------------------
                7.500%, 01/01/30                                  1,477              1,508
                                                              ----------------------------
                7.500%, 04/01/30                                  2,070              2,114
                                                              ----------------------------
                7.000%, 02/01/07                                    150                153
                                                              ----------------------------
                7.000%, 12/01/25                                    554                559
                                                              ----------------------------
                7.000%, 02/01/26                                  1,525              1,538
                                                              ----------------------------
                7.000%, 07/01/29                                  1,731              1,747
                                                              ----------------------------
                7.000%, 11/01/29                                    927                935
                                                              ----------------------------
                7.000%, 08/01/30                                  5,428              5,473
                                                              ----------------------------
       FNMA, REMIC
                9.750%, 09/25/18                                     71                 76
                                                              ----------------------------
       GNMA
                7.500%, 10/15/23                                  1,725              1,767
                                                              ----------------------------
                7.500%, 12/15/23                                    598                613
                                                              ----------------------------
                7.000%, 02/15/24                                  1,408              1,424
                                                              ----------------------------
                7.000%, 05/15/24                                  2,971              3,005
                                                              ----------------------------
                7.000%, 09/20/25                                    719                724
                                                              ----------------------------
       GNMA, REMIC
                7.750%, 06/16/20                                    300                305
                                                              ----------------------------
TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED OBLIGATIONS
(COST $26,270)                                                                $     27,165
------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS -- 11.8%

       BANKS -- 0.6%

       BANK OF NEW YORK (A)
                7.780%, 12/01/26                                    500                479
                                                              ----------------------------
       CRESTAR CAPITAL TRUST I
                8.160%, 12/15/26                                    800                786
                                                              ----------------------------
       MELLON CAPITAL I, SER A
                7.720%, 12/01/26                                    600                572
                                                              ----------------------------
       MELLON CAPITAL II, SER B
                7.995%, 01/15/27                                    500                491
                                                              ----------------------------
       TOTAL BANKS                                                            $      2,328
------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------

       ENERGY & POWER -- 0.5%

       CALPINE
                8.500%, 02/15/11                              $   1,775       $      1,767
                                                              ----------------------------
       TOTAL ENERGY & POWER                                                   $      1,767
------------------------------------------------------------------------------------------

       ENTERTAINMENT -- 1.3%

       COMCAST CABLEVISION
                8.875%, 05/01/17                                    500                554
                                                              ----------------------------
                8.375%, 05/01/07                                  1,000              1,086
                                                              ----------------------------
       CSC HOLDINGS
                7.875%, 02/15/18                                    750                689
                                                              ----------------------------
       CSC HOLDINGS, SER B
                8.125%, 07/15/09                                  1,000              1,005
                                                              ----------------------------
       TIME WARNER
                9.125%, 01/15/13                                  1,250              1,453
                                                              ----------------------------
       TOTAL ENTERTAINMENT                                                    $      4,787
------------------------------------------------------------------------------------------

       FINANCIAL SERVICES -- 2.8%

       AMVESCAP
                6.600%, 05/15/05                                  1,500              1,500
                                                              ----------------------------
       CIT GROUP
                7.375%, 03/15/03                                    850                879
                                                              ----------------------------
       CIT GROUP, SER B
                6.875%, 02/16/05                                  1,500              1,518
                                                              ----------------------------
       CITICORP CAPITAL I
                7.933%, 02/15/27                                    250                247
                                                              ----------------------------
       CITIGROUP
                6.500%, 01/18/11                                  1,300              1,292
                                                              ----------------------------
       GOLDEN STATE ESCROW
                7.000%, 08/01/03                                  1,000                991
                                                              ----------------------------
       HOUSEHOLD FINANCE
                7.250%, 05/15/06                                  1,000              1,045
                                                              ----------------------------
       QWEST CAPITAL FUNDING (A)
                7.250%, 02/15/11                                  1,000              1,010
                                                              ----------------------------
       PNC FUNDING
                7.500%, 11/01/09                                  1,500              1,569
                                                              ----------------------------
       TOTAL FINANCIAL SERVICES                                               $     10,051
------------------------------------------------------------------------------------------

       FOOD, BEVERAGE & TOBACCO -- 0.6%

       CONAGRA
                5.500%, 10/15/02                                  2,000              2,008
                                                              ----------------------------
       TOTAL FOOD, BEVERAGE & TOBACCO                                         $      2,008
------------------------------------------------------------------------------------------

       GAS/NATURAL GAS -- 0.3%

       CONSOLIDATED NATURAL GAS
                6.850%, 04/15/11                                  1,000                990
                                                              ----------------------------
       TOTAL GAS/NATURAL GAS                                                  $        990
------------------------------------------------------------------------------------------




April 30, 2001  /   ANNUAL REPORT

                                             BALANCED PORTFOLIO (CONTINUED)   63


------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       PETROLEUM & FUEL PRODUCTS -- 1.2%

       APACHE
                7.625%, 07/01/19                              $   1,500       $      1,568
                                                              ----------------------------
       NORSK HYDRO, SER B
                9.125%, 07/15/14                                  1,000              1,178
                                                              ----------------------------
       TENNESSEE GAS PIPELINE
                7.000%, 10/15/28                                  1,500              1,380
                                                              ----------------------------
       TOTAL PETROLEUM & FUEL PRODUCTS                                        $      4,126
------------------------------------------------------------------------------------------

       RAILROADS -- 0.4%

       UNION PACIFIC
                7.375%, 09/15/09                                  1,500              1,547
                                                              ----------------------------
       TOTAL RAILROADS                                                        $      1,547
------------------------------------------------------------------------------------------

       RETAIL -- 0.1%

       DILLARD'S
                7.850%, 10/01/12                                    540                460
                                                              ----------------------------
       TOTAL RETAIL                                                           $        460
------------------------------------------------------------------------------------------

       SECURITY BROKERS & DEALERS -- 0.6%

       BEAR STEARNS
                7.625%, 02/01/05                                  1,000              1,043
                                                              ----------------------------
       LEHMAN BROTHERS HOLDINGS
                7.875%, 08/15/10                                  1,000              1,049
                                                              ----------------------------
       TOTAL SECURITY BROKERS & DEALERS                                       $      2,092
------------------------------------------------------------------------------------------

       TELEPHONES & TELECOMMUNICATIONS -- 1.0%

       ALLTEL
                7.600%, 04/01/09                                  1,250              1,267
                                                              ----------------------------
       QWEST COMMUNICATIONS INTERNATIONAL,
       SER B
                7.250%, 11/01/08                                  1,000              1,009
                                                              ----------------------------
       SPRINT CAPITAL
                6.125%, 11/15/08                                  1,000                920
                                                              ----------------------------
       WORLDCOM
                7.550%, 04/01/04                                    500                506
                                                              ----------------------------
       TOTAL TELEPHONES & TELECOMMUNICATIONS                                  $      3,702
------------------------------------------------------------------------------------------

       YANKEE BONDS -- 2.4%

       AT&T CANADA (A)
                7.650%, 09/15/06                                  2,500              2,443
                                                              ----------------------------
       CANADIAN NATIONAL RAILWAY
                6.900%, 07/15/28                                    500                463
                                                              ----------------------------
       GULF CANADA RESOURCES
                7.125%, 01/15/11                                  1,750              1,737
                                                              ----------------------------




------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       HUSKY OIL
                7.550%, 11/15/16                              $   1,225       $      1,184
                                                              ----------------------------
       HYDRO-QUEBEC, SER IO
                8.050%, 07/07/24                                    500                558
                                                              ----------------------------
       HYDRO-QUEBEC, SER IU
                7.500%, 04/01/16                                    890                962
                                                              ----------------------------
       ROYAL CARIBBEAN CRUISES
                7.250%, 08/15/06                                  1,400              1,356
                                                              ----------------------------
       TOTAL YANKEE BONDS                                                     $      8,703
------------------------------------------------------------------------------------------
TOTAL CORPORATE OBLIGATIONS
(COST $41,965)                                                                $     42,561
------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES -- 2.8%

       CAPITAL AUTO RECEIVABLES ASSET TRUST,
       SER 2001-1, CL A3
                5.330%, 04/15/04                                  2,000              2,018
                                                              ----------------------------
       CHASE FUNDING MORTGAGE LOAN,
       SER 2000-1, CL IA3
                7.674%, 10/25/19                                  1,500              1,556
                                                              ----------------------------
       CONTIMORTGAGE HOME EQUITY LOAN TRUST,
       SER 1998-1, CL A4
                6.280%, 01/15/13                                    273                273
                                                              ----------------------------
       CONTIMORTGAGE HOME EQUITY LOAN TRUST,
       SER 1998-2, CL A6
                6.360%, 11/15/19                                    600                608
                                                              ----------------------------
       COUNTRYWIDE FUNDING, SER 1994-4, CL A12
                6.950%, 04/25/24                                  1,905              1,822
                                                              ----------------------------
       HSBC MORTGAGE LOAN TRUST,
       SER 2000-HSB1, CL A2
                7.110%, 12/16/30                                    750                756
                                                              ----------------------------
       PREMIER AUTO TRUST, SER 1998-3, CL A4
                5.960%, 10/08/02                                    457                461
                                                              ----------------------------
       PREMIER AUTO TRUST, SER 1998-4, CL A3
                5.690%, 06/08/02                                    113                114
                                                              ----------------------------
       THE MONEY STORE HOME EQUITY TRUST,
       SER 1996-C, CL A4
                7.400%, 06/15/21                                     11                 11
                                                              ----------------------------
       THE MONEY STORE HOME EQUITY TRUST,
       SER 1997-D, CL AF3
                6.345%, 11/15/21                                     83                 83
                                                              ----------------------------
       THE MONEY STORE HOME EQUITY TRUST,
       SER 1997-D, CL AF5
                6.555%, 12/15/38                                    400                406
                                                              ----------------------------
       THE MONEY STORE HOME EQUITY TRUST,
       SER 1998-B, CL AF4
                6.115%, 06/15/21                                    900                908
                                                              ----------------------------



                                               ANNUAL REPORT  /   April 30, 2001

64  BALANCED PORTFOLIO (CONCLUDED)


------------------------------------------------------------------------------------------
                                                          SHARES/PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       RESIDENTIAL FUNDING MORTGAGE SECURITIES II,
       SER 2001-HS1, CL A3
                5.940%, 01/25/16                              $   1,000       $      1,003
                                                              ----------------------------
TOTAL ASSET-BACKED SECURITIES
(COST $9,914)                                                                 $     10,019
------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 5.4%

       CREDIT SUISSE FIRST BOSTON 4.600%, DATED
       04/30/01, MATURES 05/01/01, REPURCHASE
       PRICE $19,355,397 (COLLATERALIZED BY
       U.S. GOVERNMENT OBLIGATIONS:
       TOTAL MARKET VALUE $19,743,700)                           19,353             19,353
                                                              ----------------------------
TOTAL REPURCHASE AGREEMENT
(COST $19,353)                                                                $     19,353
------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY -- 0.3%

       NASDAQ 100 SHARE INDEX                                    20,000                923
                                                              ----------------------------
TOTAL REGISTERED INVESTMENT COMPANY
(COST $1,261)                                                                         $923
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.8%
(COST $352,516)                                                               $    358,577
------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET-- 0.2%                                      $        712
------------------------------------------------------------------------------------------

NET ASSETS:

PORTFOLIO SHARES OF INSTITUTIONAL CLASS
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 20,795,853 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                        298,454
                                                              ----------------------------
PORTFOLIO SHARES OF RETAIL CLASS A
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 3,029,917 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                         41,607
                                                              ----------------------------
PORTFOLIO SHARES OF RETAIL CLASS B
     (UNLIMITED AUTHORIZATION  --  NO PAR VALUE)
     BASED ON 1,030,952 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                         15,826
                                                              ----------------------------
UNDISTRIBUTED NET INVESTMENT INCOME                                                    667
                                                              ----------------------------
ACCUMULATED NET REALIZED LOSS ON INVESTMENTS                                        (3,326)
                                                              ----------------------------
NET UNREALIZED APPRECIATION ON INVESTMENTS                                           6,061
                                                              ----------------------------
TOTAL NET ASSETS-- 100.0%                                                     $    359,289
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- INSTITUTIONAL CLASS                                        $14.47
------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION
       PRICE PER SHARE-- RETAIL CLASS A                                             $14.40
------------------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE --
       RETAIL CLASS A ($14.40 / 95.25%)                                             $15.12
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- RETAIL CLASS B                                             $14.38
------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
  DESCRIPTION
--------------------------------------------------------------------------------

*Non-income producing security
(A) Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally qualified to institutional investors.
ADR -- American Depository Receipt
Cl -- Class
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
GNMA -- Government National Mortgage Association
REMIC -- Real Estate Mortgage Investment Conduit
Ser -- Series
The accompanying notes are an integral part of the financial statements.




April 30, 2001  /   ANNUAL REPORT

                      This page intentionally left blank.

66  EQUITY PORTFOLIOS


EQUITY INCOME PORTFOLIO


(GRAPHIC APPEARS HERE)

CLYDE L. RANDALL II, CFA
CO-PORTFOLIO MANAGER

CLYDE L. RANDALL II IS CO-MANAGER, WITH MR. ASHCROFT, OF THE BLUE CHIP EQUITY PORTFOLIO AND THE EQUITY INCOME PORTFOLIO. HE HAS BEEN A PRINCIPAL OF AIA AND PORTFOLIO MANAGER SINCE SEPTEMBER 1996 AND A VICE PRESIDENT OF ALLFIRST SINCE MARCH 1995. PRIOR TO JOINING ALLFIRST, MR. RANDALL WAS AN EQUITY ANALYST AND PORTFOLIO MANAGER FOR MORE THAN FIVE YEARS AT MERCANTILE SAFE DEPOSIT AND TRUST COMPANY, BALTIMORE, MARYLAND. HE HAS MORE THAN 13 YEARS OF EXPERIENCE IN INVESTMENT RESEARCH AND EQUITY ANALYSIS. MR. RANDALL IS A CHARTERED FINANCIAL ANALYST.


(GRAPHIC APPEARS HERE)

ALLEN J. ASHCROFT, JR.
CO-PORTFOLIO MANAGER

ALLEN J. ASHCROFT, JR. IS CO-MANAGER, WITH MR. RANDALL, OF THE BLUE CHIP EQUITY PORTFOLIO AND THE EQUITY INCOME PORTFOLIO. HE HAS BEEN A PRINCIPAL OF AIA AND PORTFOLIO MANAGER SINCE SEPTEMBER 1996 AND A VICE PRESIDENT OF ALLFIRST SINCE APRIL 1995. PRIOR TO JOINING ALLFIRST, MR. ASHCROFT WAS AN EQUITY ANALYST AND PORTFOLIO MANAGER FOR MCGLINN CAPITAL MANAGEMENT, WYOMISSING, PENNSYLVANIA, FOR 12 YEARS. MR. ASHCROFT HAS MORE THAN 19 YEARS OF EXPERIENCE IN INVESTMENT RESEARCH AND EQUITY ANALYSIS.


Management Discussion and Analysis

      The ARK Equity Income Portfolio invests primarily in income-producing common stocks. The Portfolio seeks to provide current income above the yield of the S&P 500 in addition to long-term capital appreciation. On April 30, 2001, the Portfolio was invested approximately 96% in common stocks, 3% in cash, and 1% in securities convertible into common stocks. About 8% of the Portfolio was invested in the common stocks of non-U.S. companies. The Portfolio is represented in most of the major sectors of the U.S. stock market, weighted somewhat toward those sectors with higher dividend payouts: financials, utilities, energy, capital goods and healthcare. The Portfolio's strategy is to own only dividend-paying stocks, because we believe that meets our shareholders' expectations for an income-oriented portfolio.

      What a difference a year makes. In last year's ARK Funds annual report, we wrote that the Equity Income Portfolio had "lagged the broad market averages over the past twelve months because of the continued valuation expansion of technology stocks." Following the decline of the technology sector, the Portfolio outperformed the broad market over the past year and two years with a positive return. Over the past year, performance was helped by very strong returns from stocks in the utility, energy, consumer staple and financial sectors. Our self-imposed discipline of buying only dividend-paying stocks kept us from being lured into the "hot" growth sectors of the bull market and produced modest but positive returns over each of the last two fiscal years.

      We have written in prior years about the declining yield and payout ratio of the S&P 500. The dollar dividend of a share of the index rose 12% in 2000, the highest rate of growth since 1989. This slightly exceeded the rate of earnings growth and caused the payout ratio to tick up for only the second time in nine years. We expect earnings growth to be slightly negative this year, so the payout is likely to tick up again even though dividend growth will be quite low. The composition of dividend growth in the market has continued to shift away from the utility and telephone sectors -- whose contribution has been relatively flat -- with financials being the largest contributor to growth over the past decade.



April 30, 2001  /   ANNUAL REPORT

                                                  EQUITY INCOME PORTFOLIO     67


Performance as of April 30, 2001


                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

              INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT



                ARK Equity
             Income Portfolio,       S&P 500       Lipper Equity
               Institutional      Composite           Income
                  Class             Index         Funds Objective
              -------------       -------------    ----------------
11/30/96          100,000           100,000           100,000
April 97          104,419           106,644           104,248
April 98          138,919           150,411           139,297
April 99          144,711           183,276           149,368
April 00          152,526           201,842           143,304
April 01          160,793           175,663           154,553


                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

                 RETAIL CLASS A: VALUE OF A $10,000 INVESTMENT



                ARK Equity     ARK Equity Income
                  Income          Portfolio,         S&P 500    Lipper Equity
                 Portfolio,      Retail Class A,   Composite        Income
              Retail Class A       with load*        Index     Funds Objective
              -------------    -----------------  -----------  ----------------
11/30/96          10,000             9,525           10,000         10,000
Apri 97           10,442             9,946           10,664         10,425
April 98          13,870            13,211           15,041         13,946
April 99          14,414            13,729           18,328         14,982
April 00          15,176            14,455           20,184         14,471
April 01          15,985            15,226           17,566         15,455


-----------------------------------------------------------------------------------------------------------------
                                                                                S&P 500            LIPPER EQUITY
                                    INST'L                RETAIL               COMPOSITE            INCOME FUNDS
                                     CLASS                CLASS A*               INDEX             CLASSIFICATION
-----------------------------------------------------------------------------------------------------------------
One year total return                5.42%                 5.33%                -12.97%                6.80%
-----------------------------------------------------------------------------------------------------------------
One year total return
with load                             --                   0.31%                  --                    --
-----------------------------------------------------------------------------------------------------------------
Annualized three year
total return                         5.00%                 4.84%                 5.31%                 3.18%
-----------------------------------------------------------------------------------------------------------------
Annualized three year
total return with load                --                   3.17%                  --                    --
-----------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date                   12.06%                11.91%                  --                    --
-----------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date with
load                                  --                  10.69%                  --                    --
-----------------------------------------------------------------------------------------------------------------


    Past performance of the Portfolio is not predictive of future performance.

    Institutional Class shares were offered beginning November 15, 1996. Retail Class A shares were offered beginning May 9, 1997. Performance for Retail Class A shares with load reflects the deduction of the 4.75% sales charge.

 * Performance shown prior to the actual inception date of the Retail Class A shares represents that of the Institutional Class adjusted for the sales charge and total annual operating expenses applicable to Retail Class A shares. The Retail Class A annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities. Annualized performance since actual inception for Retail Class A shares is 10.42% without load and 9.08% with load.

    The performance of the S&P 500 Composite Index does not include operating expenses that are incurred by the Portfolio.



                                               ANNUAL REPORT  /   April 30, 2001

Diversification By Sector

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------
21% ENERGY
18% FINANCIAL
16% CHEMICALS & DRUGS
13% DURABLE GOODS
11% TECHNOLOGY
 9% CONSUMER NON-DURABLE
 4% REAL ESTATE INVESTMENT TRUSTS
 4% MISCELLANEOUS BUSINESS SERVICES
 3% REPURCHASE AGREEMENT
 1% CONVERTIBLE PREFERRED STOCK


Statement of Net Assets


------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
COMMON STOCKS -- 92.7%

       AEROSPACE & DEFENSE -- 3.8%

       GENERAL DYNAMICS                                          15,000       $      1,156
                                                              ----------------------------
       UNITED TECHNOLOGIES                                       25,000              1,952
                                                              ----------------------------
       TOTAL AEROSPACE & DEFENSE                                              $      3,108
------------------------------------------------------------------------------------------

       AUTOMOTIVE -- 1.9%

       FORD MOTOR                                                52,445              1,546
                                                              ----------------------------
       TOTAL AUTOMOTIVE                                                       $      1,546
------------------------------------------------------------------------------------------

       BANKS -- 12.4%

       FLEETBOSTON FINANCIAL                                     50,000              1,918
                                                              ----------------------------
       JP MORGAN CHASE                                           40,000              1,919
                                                              ----------------------------
       PNC FINANCIAL SERVICES GROUP                              22,000              1,432
                                                              ----------------------------
       US BANCORP                                                80,000              1,694
                                                              ----------------------------
       WELLS FARGO                                               50,000              2,348
                                                              ----------------------------
       WESTPAC BANKING, ADR                                      30,000                998
                                                              ----------------------------
       TOTAL BANKS                                                            $     10,309
------------------------------------------------------------------------------------------

       CHEMICALS -- 2.2%

       EI DU PONT DE NEMOURS                                     40,000              1,808
                                                              ----------------------------
       TOTAL CHEMICALS                                                        $      1,808
------------------------------------------------------------------------------------------

       COMMUNICATIONS EQUIPMENT -- 2.4%

       KONINKLIJKE PHILIPS ELECTRONICS, ADR                      38,800              1,195
                                                              ----------------------------
       NORTEL NETWORKS                                           50,000                765
                                                              ----------------------------
       TOTAL COMMUNICATIONS EQUIPMENT                                         $      1,960
------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       COMPUTERS & SERVICES -- 2.4%

       HEWLETT-PACKARD                                           30,000       $        853
                                                              ----------------------------
       INTERNATIONAL BUSINESS MACHINES                           10,000              1,151
                                                              ----------------------------
       TOTAL COMPUTERS & SERVICES                                             $      2,004
------------------------------------------------------------------------------------------

       DIVERSIFIED OPERATIONS -- 3.5%

       GENERAL ELECTRIC                                          60,000              2,912
                                                              ----------------------------
       TOTAL DIVERSIFIED OPERATIONS                                           $      2,912
------------------------------------------------------------------------------------------

       DRUGS -- 13.1%

       ABBOTT LABORATORIES                                       55,000              2,551
                                                              ----------------------------
       AMERICAN HOME PRODUCTS                                    30,000              1,733
                                                              ----------------------------
       BRISTOL-MYERS SQUIBB                                      40,000              2,240
                                                              ----------------------------
       PFIZER                                                    65,000              2,815
                                                              ----------------------------
       SCHERING-PLOUGH                                           40,000              1,542
                                                              ----------------------------
       TOTAL DRUGS                                                            $     10,881
------------------------------------------------------------------------------------------

       ELECTRICAL SERVICES -- 7.9%

       CONSTELLATION ENERGY GROUP                                36,000              1,719
                                                              ----------------------------
       DUKE ENERGY                                               38,000              1,777
                                                              ----------------------------
       EXELON                                                    28,000              1,933
                                                              ----------------------------
       XCEL ENERGY                                               35,000              1,092
                                                              ----------------------------
       TOTAL ELECTRICAL SERVICES                                              $      6,521
------------------------------------------------------------------------------------------

       FINANCIAL SERVICES -- 2.9%

       WADDELL & REED FINANCIAL, CL A                            80,000              2,434
                                                              ----------------------------
       TOTAL FINANCIAL SERVICES                                               $      2,434
------------------------------------------------------------------------------------------

       FOOD, BEVERAGE & TOBACCO -- 5.9%

       HJ HEINZ                                                  35,000              1,370
                                                              ----------------------------
       PEPSICO                                                   35,000              1,533
                                                              ----------------------------
       PHILIP MORRIS                                             40,000              2,004
                                                              ----------------------------
       TOTAL FOOD, BEVERAGE & TOBACCO                                         $      4,907
------------------------------------------------------------------------------------------

       GAS/NATURAL GAS -- 2.3%

       WILLIAMS                                                  45,000              1,898
                                                              ----------------------------
       TOTAL GAS/NATURAL GAS                                                  $      1,898
------------------------------------------------------------------------------------------

       HOUSEHOLD PRODUCTS -- 2.7%

       COLGATE-PALMOLIVE                                         40,000              2,234
                                                              ----------------------------
       TOTAL HOUSEHOLD PRODUCTS                                               $      2,234
------------------------------------------------------------------------------------------

       INSURANCE -- 2.2%

       HARTFORD FINANCIAL SERVICES                               30,000              1,863
                                                              ----------------------------
       TOTAL INSURANCE                                                        $      1,863
------------------------------------------------------------------------------------------



April 30, 2001  /   ANNUAL REPORT

                                        EQUITY INCOME PORTFOLIO (CONCLUDED)   69


------------------------------------------------------------------------------------------
                                                            SHARES/PRINCIPAL        MARKET
  DESCRIPTION                                                   AMOUNT (000)   VALUE (000)
------------------------------------------------------------------------------------------
       MACHINERY -- 2.0%

       INGERSOLL-RAND                                            35,000       $      1,645
                                                              ----------------------------
       TOTAL MACHINERY                                                        $      1,645
------------------------------------------------------------------------------------------

       MARINE TRANSPORTATION -- 2.3%

       KNIGHTSBRIDGE TANKERS                                     75,000              1,883
                                                              ----------------------------
       TOTAL MARINE TRANSPORTATION                                            $      1,883
------------------------------------------------------------------------------------------

       PETROLEUM & FUEL PRODUCTS -- 10.4%

       CHEVRON                                                   25,000              2,414
                                                              ----------------------------
       EXXON MOBIL                                               33,003              2,924
                                                              ----------------------------
       HALLIBURTON                                               40,000              1,728
                                                              ----------------------------
       SANTA FE INTERNATIONAL                                    40,000              1,520
                                                              ----------------------------
       TOTAL PETROLEUM & FUEL PRODUCTS                                        $      8,586
------------------------------------------------------------------------------------------

       REAL ESTATE INVESTMENT TRUSTS -- 3.7%

       BOSTON PROPERTIES                                         36,000              1,422
                                                              ----------------------------
       SPIEKER PROPERTIES                                        30,000              1,656
                                                              ----------------------------
       TOTAL REAL ESTATE INVESTMENT TRUSTS                                    $      3,078
------------------------------------------------------------------------------------------

       RETAIL -- 2.8%

       TARGET                                                    60,000              2,307
                                                              ----------------------------
       TOTAL RETAIL                                                           $      2,307
------------------------------------------------------------------------------------------

       TELEPHONES & TELECOMMUNICATIONS -- 5.9%

       BELLSOUTH                                                 45,000              1,888
                                                              ----------------------------
       QWEST COMMUNICATIONS INTERNATIONAL*                       25,000              1,023
                                                              ----------------------------
       TELEFONICA, ADR*                                          36,414              1,830
                                                              ----------------------------
       WILLIAMS COMMUNICATIONS GROUP*                            37,008                167
                                                              ----------------------------
       TOTAL TELEPHONES & TELECOMMUNICATIONS                                  $      4,908
------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $52,225)                                                                $     76,792
------------------------------------------------------------------------------------------

CONVERTIBLE PREFERRED STOCK -- 1.4%

       NISOURCE, 7.750%                                         22,500               1,208
                                                              ----------------------------
TOTAL CONVERTIBLE PREFERRED STOCK
(COST $1,129)                                                                 $      1,208
------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 3.5%

       CREDIT SUISSE FIRST BOSTON 4.600%, DATED
       04/30/01, MATURES 05/01/01, REPURCHASE
       PRICE $2,879,549 (COLLATERALIZED BY
       U.S. GOVERNMENT OBLIGATIONS: TOTAL
       MARKET VALUE $2,938,537)                               $   2,879              2,879
                                                              ----------------------------
TOTAL REPURCHASE AGREEMENT
(COST $2,879)                                                                 $      2,879
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                                  VALUE (000)
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 97.6%
(COST $56,233)                                                                $     80,879
------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET-- 2.4%                                      $      1,980
------------------------------------------------------------------------------------------

NET ASSETS:

PORTFOLIO SHARES OF INSTITUTIONAL CLASS
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 6,934,131 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                         53,194
                                                                              ------------
PORTFOLIO SHARES OF RETAIL CLASS A
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 370,040 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                          4,433
                                                                              ------------
ACCUMULATED NET REALIZED GAIN ON INVESTMENTS                                           586
                                                                              ------------
NET UNREALIZED APPRECIATION ON INVESTMENTS                                          24,646
                                                                              ------------
TOTAL NET ASSETS-- 100.0%                                                     $     82,859
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- INSTITUTIONAL CLASS                                        $11.34
------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION
       PRICE PER SHARE-- RETAIL CLASS A                                             $11.33
------------------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE --
       RETAIL CLASS A ($11.33 / 95.25%)                                             $11.90
------------------------------------------------------------------------------------------

*Non-income producing security
ADR -- American Depository Receipt
Cl -- Class
The accompanying notes are an integral part of the financial statements.




                                               ANNUAL REPORT  /   April 30, 2001

70  EQUITY PORTFOLIOS


VALUE EQUITY PORTFOLIO


(PHOTO APPEARS HERE)

J. ERIC LEO
PORTFOLIO MANAGER

J. ERIC LEO IS THE CHIEF INVESTMENT OFFICER OF AIA AND MANAGING DIRECTOR OF EQUITY RESEARCH. MR. LEO IS THE MANAGER OF THE VALUE EQUITY PORTFOLIO. PRIOR TO JOINING AIA IN MARCH 1997, HE WAS EXECUTIVE VICE PRESIDENT AND CHIEF INVESTMENT OFFICER OF LEGG MASON CAPITAL MANAGEMENT, INC. IN BALTIMORE, MARYLAND. PRIOR TO JOINING LEGG MASON IN DECEMBER 1991, HE WAS A MANAGING DIRECTOR OF EQUITABLE CAPITAL MANAGEMENT IN NEW YORK, NEW YORK. MR. LEO IS RESPONSIBLE FOR OVERSEEING AIA'S EQUITY INVESTMENT PROCESS. MR. LEO HAS MORE THAN 30 YEARS OF INVESTMENT EXPERIENCE.


Management Discussion and Analysis

      The ARK Value Equity Portfolio outperformed the S&P 500 Composite Index for the fiscal year ended April 30, 2001, but underperformed the S&P 500/BARRA Value Index as the technology and communication sectors took a beating in the market and investors sought refuge in more defensive companies.

      Market returns were volatile during this period. The S&P 500/BARRA Value Index had a one-year positive return of 6.35% after several years of under-performance, while the NASDAQ Composite Index lost an eye-popping 45.19% after returning a positive 51.82% for the same period one year earlier. This dramatic reversal occurred as investors became less willing to assume risk in companies with lofty valuations, especially in a slowing economic environment, and focused more on solid companies with more reasonable valuation measures.

      During the year, technology holdings were dramatically reduced, as we eliminated positions in companies that would be vulnerable to a weakening economy. We also decreased exposure to industries with what we felt were unsustainably high rates of earnings growth. In particular, weightings in the communications infrastructure area were cut back, such as Nortel Networks, Corning, and Harris, all of which had performed well over the past two years and contributed to the Portfolio's performance over that period.

      Two of our strongest performers, CIT Group and Mallinckrodt, were acquired by Tyco Industries. Portfolio results were aided by holdings in the energy, healthcare, utilities, and financial sectors but continued to be negatively impacted by the overall weakness in the technology sector. The Portfolio's large defensive posture in healthcare stocks and lower exposure to the financial sector hurt its performance relative to the S&P 500/BARRA Value Index. This index has more than 25% of its portfolio in financials and an extremely low weighting in healthcare stocks.

      The Portfolio continues to be underweighted in the technology sector, focusing on solid companies with strong leadership positions like IBM and Motorola, and overweighted in the healthcare sector. Companies in areas that have generally underperformed the market for most of the year have rebounded and remain attractive, principally those with valuations that have already been discounting a slowing economy such as Ingersoll-Rand and Parker Hannifin, and traditionally defensive stocks such as Verizon and El Paso.

      We are encouraged by several trends that should favor a value style approach to investing: an accommodating Federal Reserve, a moderately growing economy, and a shift to more rational valuation measures. The ARK Value Equity Portfolio should benefit from this challenging investment environment. We will continue to search for investment opportunities in superior companies purchased at reasonable prices that we believe could provide healthy returns over a longer-term horizon.





April 30, 2001  /   ANNUAL REPORT

                                                   VALUE EQUITY PORTFOLIO     71


Performance as of April 30, 2001


                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

              INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

             ARK Value Equity                                    Lipper
                Portfolio,        S&P 500/          S&P 500      Large-Cap
               Institutional        BARRA          Composite    Value Funds
                  Class          Value Index         Index     Classification
              -------------    -----------------  -----------  ----------------
 3/31/96          100,000           100,000        100,000       100,000
April 96          102,830           101,020        101,470       101,510
April 97          124,692           121,062        126,959       121,944
April 98          168,783           168,228        179,063       163,759
April 99          186,471           190,939        218,189       181,068
April 00          206,740           191,817        240,291       181,122
April 01          194,419           203,998        209,125       185,886



                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

                 RETAIL CLASS A: VALUE OF A $10,000 INVESTMENT

         ARK Value   ARK Value Equity                                Lipper
           Equity       Portfolio,        S&P 500/     S&P 500     Large-Cap
          Portfolio,   Retail Class A,     BARRA     Composite    Value Funds
       Retail Class A*  with load*       Value Index   Index     Classification
       --------------  --------------   -----------  ----------  --------------
 3/31/96   10,000          9,525          10,000      10,000        10,000
April 96   10,283          9,795          10,102      10,147        10,141
April 97   12,469         11,877          12,106      12,696        12,194
April 98   16,889         16,087          16,823      17,906        16,376
April 99   18,627         17,743          19,094      21,819        18,107
April 00   20,624         19,645          19,182      24,029        18,112
April 01   19,366         18,446          20,400      20,913        18,589




                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

                 RETAIL CLASS B: VALUE OF A $10,000 INVESTMENT

         ARK Value   ARK Value Equity                                Lipper
           Equity       Portfolio,        S&P 500/     S&P 500     Large-Cap
          Portfolio,   Retail Class B,     BARRA     Composite    Value Funds
       Retail Class B*  with CDSC*      Value Index   Index     Classification
       --------------  --------------   -----------  ----------  --------------
 3/31/96   10,000        10,000          10,000        10,000       10,000
April 96   10,281        10,283          10,102        10,147       10,151
April 97   12,326        12,328          12,106        12,696       12,194
April 98   16,512        16,515          16,823        17,906       16,376
April 99   17,725        17,729          19,094        21,819       18,107
April 00   19,486        19,489          19,182        24,029       18,112
April 01   18,162        18,066          20,400        20,913       18,589


-----------------------------------------------------------------------------------------------------------------------
                                                                            S&P             S&P              LIPPER
                                                                            500/            500             LARGE-CAP
                               INST'L        RETAIL        RETAIL           BARRA        COMPOSITE         VALUE FUNDS
                               CLASS        CLASS A*      CLASS B*       VALUE INDEX       INDEX         CLASSIFICATION
-----------------------------------------------------------------------------------------------------------------------
One year total return          -5.96%       -6.10%         -6.79%           6.35%          -12.97%            2.63%
-----------------------------------------------------------------------------------------------------------------------
One year total return
with load                        --         -10.54%        -10.75%           --              --                --
-----------------------------------------------------------------------------------------------------------------------
Annualized three year
total return                    4.83%        4.67%          3.23%           6.64%           5.31%             4.11%
-----------------------------------------------------------------------------------------------------------------------
Annualized three year
total return with load           --          2.98%          2.53%            --              --                --
-----------------------------------------------------------------------------------------------------------------------
Annualized five year
total return                   13.59%       13.17%         12.06%          15.09%          15.56%            12.77%
-----------------------------------------------------------------------------------------------------------------------
Annualized five year
total return with load           --         12.07%         11.80%            --              --                --
-----------------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date              13.97%       13.88%         12.45%            --              --                --
-----------------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date
with load                        --         12.80%         12.33%            --              --                --
-----------------------------------------------------------------------------------------------------------------------


  Past performance of the Portfolio is not predictive of future performance.

  For each class, performance presented prior to March 29, 1998 reflects the performance of the Marketvest Equity Fund from its inception date of March 31, 1996. Retail Class A shares were offered beginning April 1, 1998. Performance for Retail Class A shares with load reflects the deduction of the 4.75% sales charge. Retail Class B shares were offered beginning September 14, 1998. Performance for Retail Class B shares with load reflects the deduction of the applicable contingent deferred sales charge (CDSC).

* Performance shown prior to the actual inception date of the Retail Class A and Retail Class B shares represents that of the Institutional Class adjusted for the sales charge and total annual operating expenses applicable to Retail Class A and Retail Class B shares, respectively. The Retail Class A and Retail Class B returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities. Annualized performance since actual inception for Retail Class A shares is 4.66% without load and 3.01% with load. Annualized performance since actual inception for Retail Class B shares is 9.44% without CDSC and 8.60% with CDSC.

  The performance of the S&P 500/BARRA Value Index and the S&P 500 Composite Index does not include operating expenses that are incurred by the Portfolio.




                                               ANNUAL REPORT  /   April 30, 2001

Diversification By Sector

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------
21% TECHNOLOGY
19% ENERGY
18% MISCELLANEOUS BUSINESS SERVICES
15% FINANCIAL
12% CHEMICALS & DRUGS
6% CONSUMER NON-DURABLE
6% DURABLE GOODS
3% REPURCHASE AGREEMENT


Statement of Net Assets


------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                  SHARES          VALUE (000)
------------------------------------------------------------------------------------------
COMMON STOCKS -- 100.1%

       AEROSPACE & DEFENSE -- 1.2%

       RAYTHEON, CL B                                           125,000       $      3,691
                                                              ----------------------------
       TOTAL AEROSPACE & DEFENSE                                              $      3,691
------------------------------------------------------------------------------------------

       AUTOMOTIVE -- 0.6%

       TRW                                                       50,000              1,923
                                                              ----------------------------
       TOTAL AUTOMOTIVE                                                       $      1,923
------------------------------------------------------------------------------------------

       BANKS -- 6.7%

       FLEETBOSTON FINANCIAL                                     70,000              2,686
                                                              ----------------------------
       JP MORGAN                                                175,000              8,396
                                                              ----------------------------
       WELLS FARGO                                              220,000             10,333
                                                              ----------------------------
       TOTAL BANKS                                                            $     21,415
------------------------------------------------------------------------------------------

       BUILDING & CONSTRUCTION -- 0.6%

       CEMEX, ADR                                                75,000              1,738
                                                              ----------------------------
       TOTAL BUILDING & CONSTRUCTION                                         $       1,738
------------------------------------------------------------------------------------------

       CHEMICALS -- 1.6%

       ENGELHARD                                                200,000              5,142
                                                              ----------------------------
       TOTAL CHEMICALS                                                       $       5,142
------------------------------------------------------------------------------------------

       COMMUNICATIONS EQUIPMENT -- 2.1%

       LUCENT TECHNOLOGIES                                      300,000              3,003
                                                              ----------------------------
       MOTOROLA                                                 245,000              3,810
                                                              ----------------------------
       TOTAL COMMUNICATIONS EQUIPMENT                                        $       6,813
------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                  SHARES          VALUE (000)
------------------------------------------------------------------------------------------
       COMPUTERS & SERVICES -- 6.2%

       CADENCE DESIGN SYSTEMS*                                  200,000      $       4,140
                                                              ----------------------------
       COMPAQ COMPUTER                                          225,000              3,937
                                                              ----------------------------
       COMPUTER ASSOCIATES INTERNATIONAL                        135,000              4,346
                                                              ----------------------------
       HEWLETT-PACKARD                                           80,000              2,274
                                                              ----------------------------
       INTERNATIONAL BUSINESS MACHINES                           45,000              5,181
                                                              ----------------------------
       TOTAL COMPUTERS & SERVICES                                            $      19,878
------------------------------------------------------------------------------------------

       DIVERSIFIED OPERATIONS -- 6.9%

       GENERAL ELECTRIC                                         135,000              6,552
                                                              ----------------------------
       HONEYWELL INTERNATIONAL                                  123,000              6,012
                                                              ----------------------------
       TYCO INTERNATIONAL                                       175,000              9,340
                                                              ----------------------------
       TOTAL DIVERSIFIED OPERATIONS                                          $      21,904
------------------------------------------------------------------------------------------

       DRUGS -- 10.4%

       ABBOTT LABORATORIES                                      160,000              7,421
                                                              ----------------------------
       AMERICAN HOME PRODUCTS                                   220,000             12,705
                                                              ----------------------------
       AMGEN*                                                   120,000              7,337
                                                              ----------------------------
       BRISTOL-MYERS SQUIBB                                      18,000              1,008
                                                              ----------------------------
       SCHERING-PLOUGH                                          125,000              4,817
                                                              ----------------------------
       TOTAL DRUGS                                                            $     33,288
------------------------------------------------------------------------------------------

       FINANCIAL SERVICES -- 8.9%

       CIT GROUP, CL A                                          190,000              6,973
                                                              ----------------------------
       CITIGROUP                                                250,000             12,288
                                                              ----------------------------
       WADDELL & REED FINANCIAL, CL A                           300,000              9,126
                                                              ----------------------------
       TOTAL FINANCIAL SERVICES                                               $     28,387
------------------------------------------------------------------------------------------

       FOOD, BEVERAGE & TOBACCO -- 3.4%

       HJ HEINZ                                                 100,000              3,915
                                                              ----------------------------
       PEPSICO                                                  160,000              7,010
                                                              ----------------------------
       TOTAL FOOD, BEVERAGE & TOBACCO                                         $     10,925
------------------------------------------------------------------------------------------

       MACHINERY -- 4.1%

       INGERSOLL-RAND                                           175,000              8,225
                                                              ----------------------------
       PARKER HANNIFIN                                          100,000              4,662
                                                              ----------------------------
       TOTAL MACHINERY                                                        $     12,887
------------------------------------------------------------------------------------------

       MEDICAL PRODUCTS & SERVICES -- 7.3%

       BAXTER INTERNATIONAL                                     100,000              9,115
                                                              ----------------------------
       BECTON DICKINSON                                         215,000              6,955
                                                              ----------------------------
       MEDTRONIC                                                160,000              7,136
                                                              ----------------------------
       TOTAL MEDICAL PRODUCTS & SERVICES                                      $     23,206
------------------------------------------------------------------------------------------

       MISCELLANEOUS BUSINESS SERVICES -- 4.2%

       CONVERGYS*                                                90,000              3,285
                                                              ----------------------------
       FIRST DATA                                               150,000             10,116
                                                              ----------------------------
       TOTAL MISCELLANEOUS BUSINESS SERVICES                                  $     13,401
------------------------------------------------------------------------------------------



April 30, 2001  /   ANNUAL REPORT

                                         VALUE EQUITY PORTFOLIO (CONCLUDED)   73

------------------------------------------------------------------------------------------
                                                           SHARES/PRINCIPAL         MARKET
  DESCRIPTION                                                  AMOUNT (000)    VALUE (000)
------------------------------------------------------------------------------------------
       PETROLEUM & FUEL PRODUCTS -- 19.6%

       BP AMOCO, ADR                                            200,000       $     10,816
                                                              ----------------------------
       CHEVRON                                                   84,400              8,150
                                                              ----------------------------
       EL PASO                                                  105,212              7,239
                                                              ----------------------------
       EXXON MOBIL                                              125,000             11,075
                                                              ----------------------------
       HALLIBURTON                                              175,400              7,579
                                                              ----------------------------
       QUESTAR                                                  365,600             11,761
                                                              ----------------------------
       UNOCAL                                                   150,000              5,724
                                                              ----------------------------
       TOTAL PETROLEUM & FUEL PRODUCTS                                        $     62,344
------------------------------------------------------------------------------------------

       RETAIL -- 3.0%

       LOWE'S                                                   150,000              9,450
                                                              ----------------------------
       TOTAL RETAIL                                                           $      9,450
------------------------------------------------------------------------------------------

       SEMI-CONDUCTORS/INSTRUMENTS -- 3.1%

       AGERE SYSTEMS, CL A*                                     225,000              1,575
                                                              ----------------------------
       INTEL                                                     90,000              2,782
                                                              ----------------------------
       NATIONAL SEMICONDUCTOR*                                  190,000              5,472
                                                              ----------------------------
       TOTAL SEMI-CONDUCTORS/INSTRUMENTS                                      $      9,829
------------------------------------------------------------------------------------------

       TELEPHONES & TELECOMMUNICATIONS -- 10.2%

       BELLSOUTH                                                200,000              8,392
                                                              ----------------------------
       CORNING                                                  125,000              2,746
                                                              ----------------------------
       SBC COMMUNICATIONS                                       200,000              8,250
                                                              ----------------------------
       SPRINT (FON GROUP)                                       161,400              3,451
                                                              ----------------------------
       VERIZON COMMUNICATIONS*                                  143,350              7,894
                                                              ----------------------------
       WILLIAMS COMMUNICATIONS GROUP*                           400,000              1,808
                                                              ----------------------------
       TOTAL TELEPHONES & TELECOMMUNICATIONS                                  $     32,541
------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $190,813)                                                               $    318,762
------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 2.9%

       CREDIT SUISSE FIRST BOSTON 4.600%,
       DATED 04/30/01, MATURES 05/01/01,
       REPURCHASE PRICE $9,192,393
       (COLLATERALIZED BY U.S. GOVERNMENT
       OBLIGATIONS: TOTAL MARKET VALUE
       $9,375,242)                                            $   9,191              9,191
                                                              ----------------------------
TOTAL REPURCHASE AGREEMENT
(COST $9,191)                                                                 $      9,191
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 103.0%
(COST $200,004)                                                                   $327,953
------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET-- (3.0%)                                    $     (9,402)
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------

  DESCRIPTION                                                                  VALUE (000)
------------------------------------------------------------------------------------------
NET ASSETS:

PORTFOLIO SHARES OF INSTITUTIONAL CLASS
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 27,516,238 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                   $    163,276
                                                                              ------------
PORTFOLIO SHARES OF RETAIL CLASS A
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 610,764 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                          8,624
                                                                              ------------
PORTFOLIO SHARES OF RETAIL CLASS B
     (UNLIMITED AUTHORIZATION  --  NO PAR VALUE)
     BASED ON 77,635 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                          1,017
                                                                              ------------
UNDISTRIBUTED NET INVESTMENT INCOME                                                     66
                                                                              ------------
ACCUMULATED NET REALIZED GAIN ON INVESTMENTS                                        17,619
                                                                              ------------
NET UNREALIZED APPRECIATION ON INVESTMENTS                                         127,949
                                                                              ------------
TOTAL NET ASSETS-- 100.0%                                                     $    318,551
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- INSTITUTIONAL CLASS                                        $11.30
------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION
       PRICE PER SHARE-- RETAIL CLASS A                                             $11.28
------------------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE --
       RETAIL CLASS A ($11.28 / 95.25%)                                             $11.84
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- RETAIL CLASS B                                             $11.05
------------------------------------------------------------------------------------------



*Non-income producing security
ADR -- American Depository Receipt
Cl -- Class
The accompanying notes are an integral part of the financial statements.




                                               ANNUAL REPORT  /   April 30, 2001

74  EQUITY PORTFOLIOS


EQUITY INDEX PORTFOLIO


(PHOTO APPEARS HERE)

CLARENCE W. WOODS, JR.
CO-PORTFOLIO MANAGER

CLARENCE W. WOODS, JR. IS A PRINCIPAL OF AND CHIEF EQUITY TRADER FOR AIA AND CO-MANAGER, WITH MR. HASTINGS, OF THE EQUITY INDEX PORTFOLIO. HE HEADS THE EQUITY-TRADING UNIT AND OVERSEES THE MANAGEMENT OF $4.5 BILLION OF INDEXED PORTFOLIOS. PRIOR TO JOINING AIA IN 1996, MR. WOODS WAS THE CHIEF EQUITY TRADER FOR MERCANTILE BANKSHARES, BALTIMORE, MARYLAND FOR SEVEN YEARS. MR. WOODS HAS MORE THAN 16 YEARS EXPERIENCE IN THE INVESTMENT INDUSTRY.


(PHOTO APPEARS HERE)

PETER C. HASTINGS
CO-PORTFOLIO MANAGER

PETER C. HASTINGS IS A VICE PRESIDENT OF AIA AND CO-MANAGER, WITH MR. WOODS, OF THE EQUITY INDEX PORTFOLIO. HIS RESPONSIBILITIES INCLUDE TRADING AND THE MANAGEMENT OF $4.5 BILLION OF INDEXED PORTFOLIOS. PRIOR TO MOVING TO THE TRADING AREA IN 1996, MR. HASTINGS CREATED AND SOLD INDEXED PRODUCTS AS PART OF THE MARKETING UNIT OF ALLFIRST. MR. HASTINGS HAS MORE THAN 5 YEARS OF INVESTMENT EXPERIENCE.


Management Discussion and Analysis

      The twelve months ended April 30, 2001 were rough for investors in the U.S. equity market. We experienced an official bear market, as was represented by the major equity indices, with the technology-heavy NASDAQ leading the market's downward spiral, and the S&P 500 Composite Index following behind. The S&P 500 was actually down about 20% for the eleven months ended March 31, 2001, so we should feel fortunate that a strong April rally brought us back to the (albeit negative) 13% return range for the past twelve months.

      Even though many stocks contributed positively to S&P 500 performance (i.e., Philip Morris, Exxon Mobil, Citigroup, and American International Group), it became clear over time that the high flying technology stocks which had propelled the S&P 500 to new heights in previous years had unrealistic earnings expectations. A weakening economy shed an ugly light on this fact. Stocks that negatively impacted the S&P 500 and the Portfolio were former darlings such as Cisco Systems, Intel, Lucent Technologies, and Oracle. In fact, the stocks in the technology sector were down by an average of 48.7% for the year. However, technology and its close cousin, communication services, were the only sectors that were significantly down for the year. To put it in perspective, the average (unweighted) stock was up over 10% over the same period. Less than 200 issues in the S&P 500 were actually down for the year; it is just unfortunate that the weighting of the stocks that declined in value was higher than those that rose in value. Many of those former highflying technology stocks now have much more realistic future expectations, and most did well to meet those expectations for their March earnings reports.

      We will continue to seek to be fully invested in the U.S. equity markets, and to continue to track the performance of the S&P 500 very closely.




April 30, 2001  /   ANNUAL REPORT

                                                   EQUITY INDEX PORTFOLIO     75


Performance as of April 30, 2001


                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

              INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

             ARK Equity Index                         Lipper
                Portfolio,         S&P 500            S&P 500
               Institutional      Composite        Index Objective
                  Class              Index         Funds Average
              -------------      ------------     -----------------
10/31/97          100,000           100,000           100,000
April 98          122,594           122,489           122,115
April 99          150,019           149,253           148,077
April 00          165,396           164,373           162,070
April 01          144,986           143,054           140,353



                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

                 RETAIL CLASS A: VALUE OF A $10,000 INVESTMENT

             ARK Equity Index   ARK Equity Index                   Lipper
                Portfolio,         Portfolio,       S&P 500    S&P 500 Index
                  Retail       Retail Class A,     Composite     Objective
                 Class A          with load          Index     Funds Average
              -------------    -----------------  -----------  ----------------
11/30/97          10,000             9,525         10,000         10,000
April 98          11,694            11,138         11,707         11,681
April 99          14,272            13,594         14,265         14,165
April 00          15,692            14,947         15,710         15,503
April 01          13,729            13,077         13,672         13,426


-------------------------------------------------------------------------------------------------------------------
                                                                                 S&P 500            LIPPER S&P 500
                                     INST'L                 RETAIL              COMPOSITE           INDEX OBJECTIVE
                                      CLASS                CLASS A                INDEX              FUNDS AVERAGE
-------------------------------------------------------------------------------------------------------------------
One year total return                -12.34%               -12.51%               -12.97%               -13.40%
-------------------------------------------------------------------------------------------------------------------
One year total return
with load                               --                  -16.68%                  --                     --
-------------------------------------------------------------------------------------------------------------------
Annualized three year
total return                          5.75%                 5.49%                 5.31%                 4.78%
-------------------------------------------------------------------------------------------------------------------
Annualized three year
total return with load                 --                   3.79%                  --                    --
-------------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date                     9.42%                10.08%                  --                    --
-------------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date
with load                              --                   8.54%                  --                    --
-------------------------------------------------------------------------------------------------------------------


  Past performance of the Portfolio is not predictive of future performance.

  Institutional Class shares were offered beginning October 1, 1997. Retail Class A shares were offered beginning November 3, 1997. Performance of Retail Class A shares with load reflects the deduction of the 4.75% sales charge.

  The performance of the S&P 500 Composite Index does not include operating expenses that are incurred by the Portfolio.




                                               ANNUAL REPORT  /   April 30, 2001

Diversification By Sector

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------
24% TECHNOLOGY
17% FINANCIAL
17% CONSUMER NON-DURABLE
13% MISCELLANEOUS BUSINESS SERVICES
11% ENERGY
11% CHEMICALS & DRUGS
 7% DURABLE  GOODS


Statement of Net Assets


------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
COMMON STOCKS -- 99.5%

       AEROSPACE & DEFENSE -- 1.3%

       BF GOODRICH                                                  985       $         39
                                                              ----------------------------
       BOEING                                                     8,155                504
                                                              ----------------------------
       GENERAL DYNAMICS                                           2,000                154
                                                              ----------------------------
       LOCKHEED MARTIN                                            4,590                161
                                                              ----------------------------
       NORTHROP GRUMMAN                                             720                 65
                                                              ----------------------------
       RAYTHEON, CL B                                             3,580                106
                                                              ----------------------------
       UNITED TECHNOLOGIES                                        4,560                356
                                                              ----------------------------
       TOTAL AEROSPACE & DEFENSE                                              $      1,385
------------------------------------------------------------------------------------------

       AIR TRANSPORTATION -- 0.4%

       AMR*                                                       1,670                 64
                                                              ----------------------------
       DELTA AIR LINES                                            1,530                 67
                                                              ----------------------------
       FEDEX*                                                     2,867                121
                                                              ----------------------------
       SOUTHWEST AIRLINES                                         7,159                130
                                                              ----------------------------
       US AIRWAYS GROUP*                                            635                 18
                                                              ----------------------------
       TOTAL AIR TRANSPORTATION                                               $        400
------------------------------------------------------------------------------------------

       APPAREL/TEXTILES -- 0.3%

       CINTAS                                                     1,650                 72
                                                              ----------------------------
       LIZ CLAIBORNE                                                670                 33
                                                              ----------------------------
       NIKE, CL B                                                 2,715                113
                                                              ----------------------------
       REEBOK INTERNATIONAL LTD.*                                   170                  4
                                                              ----------------------------
       VF  1,375                                                     56
                                                              ----------------------------
       TOTAL APPAREL/TEXTILES                                                 $        278
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       AUTOMOTIVE -- 1.2%

       DANA                                                       1,681       $         33
                                                              ----------------------------
       DELPHI AUTOMOTIVE SYSTEMS                                  6,543                 97
                                                              ----------------------------
       FORD MOTOR                                                18,505                546
                                                              ----------------------------
       GENERAL MOTORS                                             5,270                289
                                                              ----------------------------
       GENUINE PARTS                                              1,760                 47
                                                              ----------------------------
       HARLEY-DAVIDSON                                            3,000                138
                                                              ----------------------------
       NAVISTAR INTERNATIONAL*                                      545                 14
                                                              ----------------------------
       PACCAR                                                       620                 30
                                                              ----------------------------
       ROCKWELL INTERNATIONAL                                     1,890                 85
                                                              ----------------------------
       TRW                                                        1,195                 46
                                                              ----------------------------
       VISTEON                                                    2,024                 33
                                                              ----------------------------
       TOTAL AUTOMOTIVE                                                       $      1,358
------------------------------------------------------------------------------------------

       BANKS -- 6.5%

       AMSOUTH BANCORPORATION                                     4,250                 73
                                                              ----------------------------
       BANK OF AMERICA                                           15,875                889
                                                              ----------------------------
       BANK OF NEW YORK                                           7,135                358
                                                              ----------------------------
       BANK ONE                                                  11,050                417
                                                              ----------------------------
       BB&T                                                       3,585                127
                                                              ----------------------------
       CHARTER ONE FINANCIAL                                      2,060                 60
                                                              ----------------------------
       COMERICA                                                   1,532                 79
                                                              ----------------------------
       FIFTH THIRD BANCORP                                        5,597                301
                                                              ----------------------------
       FIRST UNION                                                9,500                285
                                                              ----------------------------
       FLEETBOSTON FINANCIAL                                     10,553                405
                                                              ----------------------------
       GOLDEN WEST FINANCIAL                                      1,600                 94
                                                              ----------------------------
       HUNTINGTON BANCSHARES                                      2,542                 38
                                                              ----------------------------
       JP MORGAN CHASE                                           18,518                888
                                                              ----------------------------
       KEYCORP                                                    4,045                 94
                                                              ----------------------------
       MELLON FINANCIAL                                           4,760                195
                                                              ----------------------------
       NATIONAL CITY                                              5,810                158
                                                              ----------------------------
       NORTHERN TRUST                                             2,220                144
                                                              ----------------------------
       PNC FINANCIAL SERVICES GROUP                               2,840                185
                                                              ----------------------------
       PROVIDIAN FINANCIAL                                        2,900                155
                                                              ----------------------------
       REGIONS FINANCIAL                                          2,220                 68
                                                              ----------------------------
       SOUTHTRUST                                                 1,900                 90
                                                              ----------------------------
       STATE STREET                                               1,600                166
                                                              ----------------------------
       SUNTRUST BANKS                                             2,945                187
                                                              ----------------------------
       SYNOVUS FINANCIAL                                          2,742                 79
                                                              ----------------------------
       UNION PLANTERS                                             1,450                 55
                                                              ----------------------------
       US BANCORP                                                18,722                397
                                                              ----------------------------
       WACHOVIA                                                   2,200                134
                                                              ----------------------------
       WASHINGTON MUTUAL                                          5,206                260
                                                              ----------------------------
       WELLS FARGO                                               16,955                796
                                                              ----------------------------
       TOTAL BANKS                                                            $      7,177
------------------------------------------------------------------------------------------



April 30, 2001  /   ANNUAL REPORT

                                         EQUITY INDEX PORTFOLIO (CONTINUED)   77


------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       BEAUTY PRODUCTS -- 0.1%

       ALBERTO-CULVER, CL B                                         170       $          7
                                                              ----------------------------
       AVON PRODUCTS                                              2,585                109
                                                              ----------------------------
       INTERNATIONAL FLAVORS & FRAGRANCES                           860                 21
                                                              ----------------------------
       TOTAL BEAUTY PRODUCTS                                                  $        137
------------------------------------------------------------------------------------------

       BROADCASTING, NEWSPAPERS & ADVERTISING -- 1.8%

       CLEAR CHANNEL COMMUNICATIONS*                              5,785                323
                                                              ----------------------------
       COMCAST, CL A*                                             8,800                386
                                                              ----------------------------
       INTERPUBLIC GROUP                                          3,200                109
                                                              ----------------------------
       OMNICOM GROUP                                              1,775                156
                                                              ----------------------------
       UNIVISION COMMUNICATIONS, CL A*                            2,000                 87
                                                              ----------------------------
       VIACOM, CL B*                                             17,322                902
                                                              ----------------------------
       TOTAL BROADCASTING, NEWSPAPERS
       & ADVERTISING                                                          $      1,963
------------------------------------------------------------------------------------------

       BUILDING & CONSTRUCTION -- 0.1%

       CENTEX                                                       480                 21
                                                              ----------------------------
       KB HOME                                                      120                  4
                                                              ----------------------------
       MASCO                                                      4,955                114
                                                              ----------------------------
       PULTE                                                        120                  6
                                                              ----------------------------
       TOTAL BUILDING & CONSTRUCTION                                          $        145
------------------------------------------------------------------------------------------

       CHEMICALS -- 1.1%

       AIR PRODUCTS & CHEMICALS                                   2,275                 98
                                                              ----------------------------
       AVERY DENNISON                                             1,240                 70
                                                              ----------------------------
       DOW CHEMICAL                                               8,682                290
                                                              ----------------------------
       EASTMAN CHEMICAL                                             900                 48
                                                              ----------------------------
       EI DU PONT DE NEMOURS                                      0,100                456
                                                              ----------------------------
       ENGELHARD                                                  1,130                 29
                                                              ----------------------------
       GREAT LAKES CHEMICAL                                         600                 19
                                                              ----------------------------
       HERCULES                                                     800                 10
                                                              ----------------------------
       PPG INDUSTRIES                                             1,590                 84
                                                              ----------------------------
       ROHM & HAAS                                                2,564                 88
                                                              ----------------------------
       SIGMA-ALDRICH                                                985                 45
                                                              ----------------------------
       TOTAL CHEMICALS                                                        $      1,237
------------------------------------------------------------------------------------------

       COMMUNICATIONS EQUIPMENT -- 2.3%

       ADAPTEC*                                                   1,100                 12
                                                              ----------------------------
       CISCO SYSTEMS*                                            71,000              1,206
                                                              ----------------------------
       COMVERSE TECHNOLOGY*                                       1,500                103
                                                              ----------------------------
       LUCENT TECHNOLOGIES                                       31,711                317
                                                              ----------------------------
       MOTOROLA                                                  21,351                332
                                                              ----------------------------
       NETWORK APPLIANCE*                                         3,000                 68
                                                              ----------------------------
       NORTEL NETWORKS                                           30,709                470
                                                              ----------------------------
       TOTAL COMMUNICATIONS EQUIPMENT                                         $      2,508
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       COMPUTER SOFTWARE -- 4.8%

       ADOBE SYSTEMS                                              2,200       $         99
                                                              ----------------------------
       AUTODESK                                                     690                 24
                                                              ----------------------------
       BMC SOFTWARE*                                              2,650                 64
                                                              ----------------------------
       CITRIX SYSTEMS*                                            2,000                 57
                                                              ----------------------------
       COMPUWARE*                                                 3,500                 36
                                                              ----------------------------
       INTUIT*                                                    2,000                 64
                                                              ----------------------------
       MERCURY INTERACTIVE*                                         900                 60
                                                              ----------------------------
       MICROSOFT*                                                52,085              3,529
                                                              ----------------------------
       NOVELL*                                                    3,325                 16
                                                              ----------------------------
       ORACLE*                                                   48,488                784
                                                              ----------------------------
       PARAMETRIC TECHNOLOGY*                                     2,670                 30
                                                              ----------------------------
       PEOPLESOFT*                                                2,750                102
                                                              ----------------------------
       SIEBEL SYSTEMS*                                            4,000                182
                                                              ----------------------------
       VERITAS SOFTWARE*                                          3,940                235
                                                              ----------------------------
       TOTAL COMPUTER SOFTWARE                                                $      5,282
------------------------------------------------------------------------------------------

       COMPUTERS & SERVICES -- 5.4%

       AMERICAN POWER CONVERSION*                                 2,500                 35
                                                              ----------------------------
       APPLE COMPUTER*                                            3,615                 92
                                                              ----------------------------
       CABLETRON SYSTEMS*                                         2,120                 33
                                                              ----------------------------
       COMPAQ COMPUTER                                           16,596                290
                                                              ----------------------------
       COMPUTER ASSOCIATES INTERNATIONAL                          5,725                184
                                                              ----------------------------
       COMPUTER SCIENCES*                                         1,920                 68
                                                              ----------------------------
       DELL COMPUTER*                                            25,330                665
                                                              ----------------------------
       ELECTRONIC DATA SYSTEMS                                    4,525                292
                                                              ----------------------------
       EMC-MASS*                                                 20,261                802
                                                              ----------------------------
       GATEWAY*                                                   3,550                 67
                                                              ----------------------------
       HEWLETT-PACKARD                                           18,590                528
                                                              ----------------------------
       INTERNATIONAL BUSINESS MACHINES                           17,245              1,986
                                                              ----------------------------
       JABIL CIRCUIT*                                             1,900                 55
                                                              ----------------------------
       LEXMARK INTERNATIONAL*                                     1,500                 92
                                                              ----------------------------
       NCR*                                                       1,100                 52
                                                              ----------------------------
       PALM*                                                      5,947                 48
                                                              ----------------------------
       SAPIENT*                                                   1,500                 20
                                                              ----------------------------
       SOLECTRON*                                                 5,900                150
                                                              ----------------------------
       SUN MICROSYSTEMS*                                         23,400                401
                                                              ----------------------------
       SYMBOL TECHNOLOGIES                                        1,800                 57
                                                              ----------------------------
       UNISYS*                                                    3,270                 39
                                                              ----------------------------
       TOTAL COMPUTERS & SERVICES                                             $      5,956
------------------------------------------------------------------------------------------

       CONSUMER PRODUCTS -- 0.1%

       AMERICAN GREETINGS, CL A                                     355                  4
                                                              ----------------------------
       ECOLAB                                                     1,445                 55
                                                              ----------------------------
       FORTUNE BRANDS                                             1,850                 58
                                                              ----------------------------
       TUPPERWARE                                                   180                  4
                                                              ----------------------------
       TOTAL CONSUMER PRODUCTS                                                $        121
------------------------------------------------------------------------------------------




                                               ANNUAL REPORT  /   April 30, 2001

------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       CONTAINERS & PACKAGING -- 0.0%

       BALL                                                          90       $          4
                                                              ----------------------------
       TOTAL CONTAINERS & PACKAGING                                           $          4
------------------------------------------------------------------------------------------

       DIVERSIFIED OPERATIONS -- 6.3%

       COOPER INDUSTRIES                                            910                 34
                                                              ----------------------------
       CRANE                                                        760                 21
                                                              ----------------------------
       DANAHER                                                    1,440                 81
                                                              ----------------------------
       EATON                                                        770                 57
                                                              ----------------------------
       FMC*                                                         300                 21
                                                              ----------------------------
       GENERAL ELECTRIC                                          96,710              4,693
                                                              ----------------------------
       HONEYWELL INTERNATIONAL                                    7,841                383
                                                              ----------------------------
       ILLINOIS TOOL WORKS                                        3,050                193
                                                              ----------------------------
       ITT INDUSTRIES                                               845                 37
                                                              ----------------------------
       MINNESOTA MINING & MANUFACTURING                           3,835                456
                                                              ----------------------------
       NATIONAL SERVICE INDUSTRIES                                  130                  3
                                                              ----------------------------
       TEXTRON                                                    1,260                 67
                                                              ----------------------------
       TYCO INTERNATIONAL                                        17,365                927
                                                              ----------------------------
       TOTAL DIVERSIFIED OPERATIONS                                           $      6,973
------------------------------------------------------------------------------------------

       DRUGS -- 9.8%

       ABBOTT LABORATORIES                                       15,165                703
                                                              ----------------------------
       ALLERGAN                                                   1,480                112
                                                              ----------------------------
       ALZA*                                                      2,070                 95
                                                              ----------------------------
       AMERICAN HOME PRODUCTS                                    12,665                731
                                                              ----------------------------
       AMGEN*                                                    10,015                612
                                                              ----------------------------
       BIOGEN*                                                    1,450                 94
                                                              ----------------------------
       BRISTOL-MYERS SQUIBB                                      19,175              1,074
                                                              ----------------------------
       CARDINAL HEALTH                                            4,050                273
                                                              ----------------------------
       CHIRON*                                                    1,800                 86
                                                              ----------------------------
       ELI LILLY                                                 11,050                939
                                                              ----------------------------
       FOREST LABORATORIES*                                       1,800                110
                                                              ----------------------------
       KING PHARMACEUTICALS*                                      1,600                 67
                                                              ----------------------------
       MEDIMMUNE*                                                 2,300                 90
                                                              ----------------------------
       MERCK                                                     22,570              1,715
                                                              ----------------------------
       MCKESSON HBOC                                              2,731                 84
                                                              ----------------------------
       PFIZER                                                    61,686              2,671
                                                              ----------------------------
       PHARMACIA                                                 12,719                665
                                                              ----------------------------
       SCHERING-PLOUGH                                           14,370                554
                                                              ----------------------------
       WATSON PHARMACEUTICAL*                                       800                 40
                                                              ----------------------------
       TOTAL DRUGS                                                            $     10,715
------------------------------------------------------------------------------------------

       ELECTRICAL SERVICES -- 2.8%

       AES*                                                       4,700                224
                                                              ----------------------------
       ALLEGHENY ENERGY                                           1,000                 51
                                                              ----------------------------
       AMEREN                                                     1,360                 57
                                                              ----------------------------
       AMERICAN ELECTRIC POWER                                    3,277                162
                                                              ----------------------------
       CALPINE*                                                   2,700                154
                                                              ----------------------------
       CINERGY                                                    1,560                 54
                                                              ----------------------------




------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       CITIZENS COMMUNICATIONS*                                   2,600       $         30
                                                              ----------------------------
       CMS ENERGY                                                 1,000                 31
                                                              ----------------------------
       CONSOLIDATED EDISON                                        2,260                 85
                                                              ----------------------------
       CONSTELLATION ENERGY GROUP                                 1,655                 79
                                                              ----------------------------
       DOMINION RESOURCES                                         2,250                154
                                                              ----------------------------
       DTE ENERGY                                                 1,445                 61
                                                              ----------------------------
       DUKE ENERGY                                                7,300                341
                                                              ----------------------------
       EDISON INTERNATIONAL                                       3,465                 34
                                                              ----------------------------
       EXELON                                                     3,116                215
                                                              ----------------------------
       FIRSTENERGY                                                2,310                 70
                                                              ----------------------------
       FPL GROUP                                                  1,760                105
                                                              ----------------------------
       GPU                                                        1,400                 47
                                                              ----------------------------
       MIRANT*                                                    2,469                101
                                                              ----------------------------
       MOLEX                                                      2,187                 88
                                                              ----------------------------
       NIAGARA MOHAWK HOLDINGS*                                   1,980                 33
                                                              ----------------------------
       NISOURCE                                                   1,092                 32
                                                              ----------------------------
       PINNACLE WEST CAPITAL                                        900                 45
                                                              ----------------------------
       POWER-ONE*                                                   700                 12
                                                              ----------------------------
       PPL                                                        1,215                 67
                                                              ----------------------------
       PROGRESS ENERGY                                            1,927                 85
                                                              ----------------------------
       PROGRESS ENERGY* (A)                                         825                 --
                                                              ----------------------------
       PUBLIC SERVICE ENTERPRISE GROUP                            2,210                103
                                                              ----------------------------
       RELIANT ENERGY                                             2,960                147
                                                              ----------------------------
       SEMPRA ENERGY                                              1,976                 55
                                                              ----------------------------
       SOUTHERN                                                   6,210                145
                                                              ----------------------------
       TXU                                                        2,790                123
                                                              ----------------------------
       XCEL ENERGY                                                3,228                101
                                                              ----------------------------
       TOTAL ELECTRICAL SERVICES                                              $      3,091
------------------------------------------------------------------------------------------

       ENTERTAINMENT -- 2.7%

       AOL TIME WARNER*                                          41,785              2,110
                                                              ----------------------------
       CARNIVAL                                                   5,700                151
                                                              ----------------------------
       HARRAH'S ENTERTAINMENT*                                    1,000                 34
                                                              ----------------------------
       WALT DISNEY                                               20,380                616
                                                              ----------------------------
       TOTAL ENTERTAINMENT                                                    $      2,911
------------------------------------------------------------------------------------------

       ENVIRONMENTAL SERVICES -- 0.2%

       ALLIED WASTE INDUSTRIES*                                   1,900                 30
                                                              ----------------------------
       WASTE MANAGEMENT                                           6,000                 46
                                                              ----------------------------
       TOTAL ENVIRONMENTAL SERVICES                                           $        176
------------------------------------------------------------------------------------------

       FINANCIAL SERVICES -- 5.1%

       AMERICAN EXPRESS                                          13,005                552
                                                              ----------------------------
       CAPITAL ONE FINANCIAL                                      1,935                122
                                                              ----------------------------
       CIT GROUP, CL A                                            2,500                 92
                                                              ----------------------------
       CITIGROUP                                                 48,955              2,406
                                                              ----------------------------
       COUNTRYWIDE CREDIT                                         1,215                 52
                                                              ----------------------------
       EQUIFAX                                                    1,625                 54
                                                              ----------------------------
       FANNIE MAE                                                 9,865                792
                                                              ----------------------------
       FRANKLIN RESOURCES                                         2,500                109
                                                              ----------------------------



April 30, 2001  /   ANNUAL REPORT

                                         EQUITY INDEX PORTFOLIO (CONTINUED)   79



------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       FREDDIE MAC                                                6,810       $        448
                                                              ----------------------------
       H & R BLOCK                                                1,150                 63
                                                              ----------------------------
       HOUSEHOLD INTERNATIONAL                                    4,608                295
                                                              ----------------------------
       MBNA                                                       8,330                297
                                                              ----------------------------
       MOODY'S                                                    1,635                 51
                                                              ----------------------------
       STILWELL FINANCIAL                                         2,400                 71
                                                              ----------------------------
       T ROWE PRICE GROUP                                         1,300                 45
                                                              ----------------------------
       USA EDUCATION                                              1,625                116
                                                              ----------------------------
       TOTAL FINANCIAL SERVICES                                               $      5,565
------------------------------------------------------------------------------------------

       FOOD, BEVERAGE & TOBACCO -- 4.7%

       ADOLPH COORS, CL B                                           285                 15
                                                              ----------------------------
       ANHEUSER-BUSCH                                             8,880                355
                                                              ----------------------------
       ARCHER-DANIELS-MIDLAND                                     6,406                 76
                                                              ----------------------------
       BROWN-FORMAN, CL B                                           780                 47
                                                              ----------------------------
       CAMPBELL SOUP                                              4,215                128
                                                              ----------------------------
       COCA-COLA                                                 23,990              1,108
                                                              ----------------------------
       COCA-COLA ENTERPRISES                                      4,900                 89
                                                              ----------------------------
       CONAGRA FOODS                                              5,755                120
                                                              ----------------------------
       GENERAL MILLS                                              2,725                107
                                                              ----------------------------
       HJ HEINZ                                                   3,360                132
                                                              ----------------------------
       HERSHEY FOODS                                              1,385                 84
                                                              ----------------------------
       KELLOGG                                                    4,475                114
                                                              ----------------------------
       PEPSICO                                                   14,345                628
                                                              ----------------------------
       PHILIP MORRIS                                             21,700              1,087
                                                              ----------------------------
       QUAKER OATS                                                1,335                129
                                                              ----------------------------
       RALSTON PURINA GROUP                                       3,225                 98
                                                              ----------------------------
       SARA LEE                                                   7,620                152
                                                              ----------------------------
       SUPERVALU                                                  1,180                 16
                                                              ----------------------------
       SYSCO                                                      6,930                195
                                                              ----------------------------
       UNILEVER                                                   5,602                314
                                                              ----------------------------
       UST                                                        1,865                 56
                                                              ----------------------------
       WM WRIGLEY JR                                              2,310                112
                                                              ----------------------------
       TOTAL FOOD, BEVERAGE & TOBACCO                                         $      5,162
------------------------------------------------------------------------------------------

       GAS/NATURAL GAS -- 1.3%

       DYNEGY, CL A                                               3,000                174
                                                              ----------------------------
       EL PASO                                                    4,883                336
                                                              ----------------------------
       ENRON                                                      7,200                452
                                                              ----------------------------
       KEYSPAN                                                    1,300                 52
                                                              ----------------------------
       KINDER MORGAN                                              1,100                 65
                                                              ----------------------------
       NICOR                                                        540                 21
                                                              ----------------------------
       ONEOK                                                         80                  3
                                                              ----------------------------
       PEOPLES ENERGY                                               100                  4
                                                              ----------------------------
       PRAXAIR                                                    1,555                 74
                                                              ----------------------------
       WILLIAMS                                                   4,875                206
                                                              ----------------------------

       TOTAL GAS/NATURAL GAS                                                  $      1,387
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       HOME APPLIANCES & PRODUCTS -- 0.2%

       LEGGETT & PLATT                                            2,100       $         41
                                                              ----------------------------
       MAYTAG                                                       720                 25
                                                              ----------------------------
       NEWELL RUBBERMAID                                          2,800                 75
                                                              ----------------------------
       SHERWIN-WILLIAMS                                           1,910                 40
                                                              ----------------------------
       WHIRLPOOL                                                    800                 45
                                                              ----------------------------
       TOTAL HOME APPLIANCES & PRODUCTS                                       $        226
------------------------------------------------------------------------------------------

       HOTELS & LODGING -- 0.2%

       HILTON HOTELS                                              4,120                 46
                                                              ----------------------------
       MARRIOTT INTERNATIONAL, CL A                               2,480                114
                                                              ----------------------------
       STARWOOD HOTELS & RESORTS WORLDWIDE                        1,900                 69
                                                              ----------------------------
       TOTAL HOTELS & LODGING                                                 $        229
------------------------------------------------------------------------------------------

       HOUSEHOLD PRODUCTS -- 1.6%

       CLOROX                                                     2,615                 83
                                                              ----------------------------
       COLGATE-PALMOLIVE                                          5,580                312
                                                              ----------------------------
       GILLETTE                                                  10,100                286
                                                              ----------------------------
       KIMBERLY-CLARK                                             5,230                311
                                                              ----------------------------
       PROCTER & GAMBLE                                          12,675                761
                                                              ----------------------------
       TOTAL HOUSEHOLD PRODUCTS                                               $      1,753
------------------------------------------------------------------------------------------

       INSURANCE -- 4.4%

       AETNA*                                                     1,510                 43
                                                              ----------------------------
       AFLAC                                                      5,150                164
                                                              ----------------------------
       ALLSTATE                                                   7,185                300
                                                              ----------------------------
       AMBAC FINANCIAL GROUP                                        700                 38
                                                              ----------------------------
       AMERICAN GENERAL                                           4,830                211
                                                              ----------------------------
       AMERICAN INTERNATIONAL GROUP                              22,792              1,864
                                                              ----------------------------
       AON                                                        2,430                 81
                                                              ----------------------------
       CHUBB                                                      1,625                108
                                                              ----------------------------
       CIGNA                                                      1,525                163
                                                              ----------------------------
       CINCINNATI FINANCIAL                                       1,645                 63
                                                              ----------------------------
       CONSECO                                                    3,200                 61
                                                              ----------------------------
       HARTFORD FINANCIAL SERVICES                                2,420                150
                                                              ----------------------------
       HUMANA*                                                      790                  8
                                                              ----------------------------
       JEFFERSON-PILOT                                            1,600                 75
                                                              ----------------------------
       LINCOLN NATIONAL                                           1,980                 91
                                                              ----------------------------
       LOEWS                                                      1,950                131
                                                              ----------------------------
       MARSH & MCLENNAN                                           2,607                251
                                                              ----------------------------
       MBIA                                                       1,620                 78
                                                              ----------------------------
       METLIFE                                                    7,450                216
                                                              ----------------------------
       MGIC INVESTMENT                                            1,235                 80
                                                              ----------------------------
       PROGRESSIVE                                                  720                 84
                                                              ----------------------------
       SAFECO                                                     1,025                 27
                                                              ----------------------------
       ST. PAUL                                                   2,404                108
                                                              ----------------------------
       TORCHMARK                                                  1,475                 56
                                                              ----------------------------



                                               ANNUAL REPORT  /   April 30, 2001

------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       UNITEDHEALTH GROUP                                         2,950       $        193
                                                              ----------------------------
       UNUMPROVIDENT                                              2,545                 76
                                                              ----------------------------
       WELLPOINT HEALTH NETWORKS*                                   600                 59
                                                              ----------------------------
       TOTAL INSURANCE                                                        $      4,779
------------------------------------------------------------------------------------------

       INTERNET SERVICE PROVIDERS -- 0.1%

       YAHOO*                                                     5,350                108
                                                              ----------------------------
       TOTAL INTERNET SERVICE PROVIDERS                                       $        108
------------------------------------------------------------------------------------------

       LEASING & RENTING -- 0.0%

       RYDER SYSTEM                                                 370                  7
                                                              ----------------------------
       TOTAL LEASING & RENTING                                                $          7
------------------------------------------------------------------------------------------

       MACHINERY -- 0.8%

       BLACK & DECKER                                               725                 29
                                                              ----------------------------
       BRUNSWICK                                                    900                 18
                                                              ----------------------------
       CATERPILLAR                                                3,360                169
                                                              ----------------------------
       CUMMINS                                                      410                 17
                                                              ----------------------------
       DEERE                                                      2,230                 92
                                                              ----------------------------
       DOVER                                                      2,110                 82
                                                              ----------------------------
       EMERSON ELECTRIC                                           4,160                277
                                                              ----------------------------
       INGERSOLL-RAND                                             1,800                 85
                                                              ----------------------------
       MCDERMOTT INTERNATIONAL                                      160                  2
                                                              ----------------------------
       PALL                                                         980                 23
                                                              ----------------------------
       PARKER HANNIFIN                                            1,165                 54
                                                              ----------------------------
       SNAP-ON                                                      680                 20
                                                              ----------------------------
       STANLEY WORKS                                              1,000                 36
                                                              ----------------------------
       TIMKEN                                                       190                  3
                                                              ----------------------------
       TOTAL MACHINERY                                                        $        907
------------------------------------------------------------------------------------------

       MEASURING DEVICES -- 0.4%

       AGILENT TECHNOLOGIES*                                      4,380                171
                                                              ----------------------------
       APPLIED BIOSYSTEMS GROUP                                   2,040                 65
                                                              ----------------------------
       JOHNSON CONTROLS                                             850                 62
                                                              ----------------------------
       MILLIPORE                                                    530                 30
                                                              ----------------------------
       PERKINELMER                                                  515                 34
                                                              ----------------------------
       TEKTRONIX*                                                 1,100                 27
                                                              ----------------------------
       THERMO ELECTRON*                                           1,580                 42
                                                              ----------------------------
       TOTAL MEASURING DEVICES                                                $        431
------------------------------------------------------------------------------------------

       MEDICAL PRODUCTS & SERVICES -- 2.8%

       BAUSCH & LOMB                                                640                 27
                                                              ----------------------------
       BAXTER INTERNATIONAL                                       2,845                259
                                                              ----------------------------
       BECTON DICKINSON                                           2,505                 81
                                                              ----------------------------
       BIOMET                                                     1,328                 57
                                                              ----------------------------
       BOSTON SCIENTIFIC*                                         4,610                 73
                                                              ----------------------------
       CR BARD                                                      445                 20
                                                              ----------------------------
       GUIDANT*                                                   3,345                137
                                                              ----------------------------



------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       HCA HEALTHCARE                                             5,360       $        207
                                                              ----------------------------
       HEALTHSOUTH*                                               3,110                 44
                                                              ----------------------------
       JOHNSON & JOHNSON                                         13,320              1,285
                                                              ----------------------------
       MANOR CARE*                                                  790                 18
                                                              ----------------------------
       MEDTRONIC                                                 11,740                524
                                                              ----------------------------
       ST. JUDE MEDICAL*                                            840                 48
                                                              ----------------------------
       STRYKER                                                    1,900                113
                                                              ----------------------------
       TENET HEALTHCARE*                                          3,075                137
                                                              ----------------------------
       TOTAL MEDICAL PRODUCTS & SERVICES                                      $      3,030
------------------------------------------------------------------------------------------

       METALS & MINING -- 0.2%

       BARRICK GOLD                                               3,855                 63
                                                              ----------------------------
       FREEPORT-MCMORAN COPPER & GOLD, CL B*                      1,830                 26
                                                              ----------------------------
       HOMESTAKE MINING                                           1,540                 10
                                                              ----------------------------
       INCO*                                                      1,905                 35
                                                              ----------------------------
       NEWMONT MINING                                             1,640                 30
                                                              ----------------------------
       PHELPS DODGE                                                 908                 41
                                                              ----------------------------
       PLACER DOME                                                2,805                 28
                                                              ----------------------------
       VULCAN MATERIALS                                             900                 42
                                                              ----------------------------
       TOTAL METALS & MINING                                                  $        275
------------------------------------------------------------------------------------------

       MISCELLANEOUS BUSINESS SERVICES -- 1.3%

       AUTOMATIC DATA PROCESSING                                  6,020                327
                                                              ----------------------------
       BROADVISION*                                               2,500                 16
                                                              ----------------------------
       CENDANT*                                                   8,116                144
                                                              ----------------------------
       CONCORD EFS*                                               2,100                 98
                                                              ----------------------------
       CONVERGYS*                                                 2,000                 73
                                                              ----------------------------
       DELUXE                                                       640                 17
                                                              ----------------------------
       FIRST DATA                                                 3,795                256
                                                              ----------------------------
       FISERV*                                                    1,200                 66
                                                              ----------------------------
       FLUOR                                                        755                 40
                                                              ----------------------------
       IMS HEALTH                                                 3,150                 86
                                                              ----------------------------
       PAYCHEX                                                    3,605                125
                                                              ----------------------------
       PITNEY BOWES                                               2,880                110
                                                              ----------------------------
       ROBERT HALF INTERNATIONAL*                                 1,700                 47
                                                              ----------------------------
       TOTAL MISCELLANEOUS BUSINESS SERVICES                                  $      1,405
------------------------------------------------------------------------------------------

       PAPER & PAPER PRODUCTS -- 0.5%

       BEMIS                                                        560                 21
                                                              ----------------------------
       BOISE CASCADE                                                575                 20
                                                              ----------------------------
       GEORGIA-PACIFIC GROUP                                      2,426                 79
                                                              ----------------------------
       INTERNATIONAL PAPER                                        4,390                172
                                                              ----------------------------
       LOUISIANA-PACIFIC                                            870                 11
                                                              ----------------------------
       MEAD                                                         905                 26
                                                              ----------------------------
       PACTIV*                                                    1,265                 18
                                                              ----------------------------
       POTLATCH                                                      90                  3
                                                              ----------------------------
       TEMPLE-INLAND                                                450                 23
                                                              ----------------------------




April 30, 2001  /   ANNUAL REPORT

                                         EQUITY INDEX PORTFOLIO (CONTINUED)   81


------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       WESTVACO                                                     990       $         26
                                                              ----------------------------
       WEYERHAEUSER                                               2,200                124
                                                              ----------------------------
       WILLAMETTE INDUSTRIES                                      1,085                 53
                                                              ----------------------------
       TOTAL PAPER & PAPER PRODUCTS                                           $        576
------------------------------------------------------------------------------------------

       PETROLEUM & FUEL PRODUCTS -- 6.9%

       AMERADA HESS                                                 970                 85
                                                              ----------------------------
       ANADARKO PETROLEUM                                         2,578                167
                                                              ----------------------------
       APACHE                                                     1,310                 84
                                                              ----------------------------
       ASHLAND                                                      610                 26
                                                              ----------------------------
       BAKER HUGHES                                               3,220                126
                                                              ----------------------------
       BURLINGTON RESOURCES                                       2,067                 98
                                                              ----------------------------
       CHEVRON                                                    6,365                615
                                                              ----------------------------
       CONOCO, CL B                                               6,025                183
                                                              ----------------------------
       DEVON ENERGY                                               1,400                 83
                                                              ----------------------------
       EOG RESOURCES                                              1,100                 51
                                                              ----------------------------
       EXXON MOBIL                                               33,952              3,008
                                                              ----------------------------
       HALLIBURTON                                                4,290                185
                                                              ----------------------------
       KERR-MCGEE                                                 1,094                 78
                                                              ----------------------------
       NABORS INDUSTRIES*                                         1,400                 83
                                                              ----------------------------
       NOBLE DRILLING*                                            1,300                 63
                                                              ----------------------------
       OCCIDENTAL PETROLEUM                                       3,600                108
                                                              ----------------------------
       PHILLIPS PETROLEUM                                         2,550                152
                                                              ----------------------------
       ROWAN*                                                     1,060                 35
                                                              ----------------------------
       ROYAL DUTCH PETROLEUM                                     20,025              1,192
                                                              ----------------------------
       SCHLUMBERGER                                               5,365                356
                                                              ----------------------------
       SUNOCO                                                       735                 28
                                                              ----------------------------
       TRANSOCEAN SEDCO FOREX                                     2,493                135
                                                              ----------------------------
       TEXACO                                                     5,420                392
                                                              ----------------------------
       TOSCO                                                      1,625                 75
                                                              ----------------------------
       UNOCAL                                                     2,405                 92
                                                              ----------------------------
       USX-MARATHON GROUP                                         3,280                105
                                                              ----------------------------
       TOTAL PETROLEUM & FUEL PRODUCTS                                        $      7,605
------------------------------------------------------------------------------------------

       PHOTOGRAPHIC EQUIPMENT & SUPPLIES -- 0.2%

       EASTMAN KODAK                                              2,860                124
                                                              ----------------------------
       XEROX                                                      6,400                 58
                                                              ----------------------------
       TOTAL PHOTOGRAPHIC EQUIPMENT & SUPPLIES                                $        182
------------------------------------------------------------------------------------------

       PRINTING & PUBLISHING -- 0.6%

       DOW JONES                                                  1,015                 55
                                                              ----------------------------
       GANNETT                                                    2,390                154
                                                              ----------------------------
       HARCOURT GENERAL                                             565                 31
                                                              ----------------------------
       KNIGHT RIDDER                                                930                 50
                                                              ----------------------------
       MCGRAW-HILL                                                1,950                126
                                                              ----------------------------



------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       MEREDITH                                                     560       $         21
                                                              ----------------------------
       NEW YORK TIMES, CL A                                       1,920                 79
                                                              ----------------------------
       RR DONNELLEY & SONS                                        1,105                 31
                                                              ----------------------------
       TRIBUNE                                                    2,977                125
                                                              ----------------------------
       TOTAL PRINTING & PUBLISHING                                            $        672
------------------------------------------------------------------------------------------

       RAILROADS -- 0.4%

       BURLINGTON NORTHERN SANTA FE                               3,900                115
                                                              ----------------------------
       CSX                                                        2,170                 76
                                                              ----------------------------
       NORFOLK SOUTHERN                                           3,775                 75
                                                              ----------------------------
       UNION PACIFIC                                              2,395                136
                                                              ----------------------------
       TOTAL RAILROADS                                                        $        402
------------------------------------------------------------------------------------------

       RETAIL -- 6.8%

       ALBERTSON'S                                                4,017                134
                                                              ----------------------------
       AUTOZONE*                                                  1,190                 37
                                                              ----------------------------
       BED BATH & BEYOND*                                         3,000                 85
                                                              ----------------------------
       BEST BUY*                                                  2,000                110
                                                              ----------------------------
       CIRCUIT CITY STORES                                        2,350                 35
                                                              ----------------------------
       CONSOLIDATED STORES*                                         540                  6
                                                              ----------------------------
       COSTCO WHOLESALE*                                          4,430                155
                                                              ----------------------------
       CVS                                                        3,740                220
                                                              ----------------------------
       DARDEN RESTAURANTS                                         1,100                 30
                                                              ----------------------------
       DILLARDS, CL A                                             1,080                 18
                                                              ----------------------------
       DOLLAR GENERAL                                             3,793                 63
                                                              ----------------------------
       FEDERATED DEPARTMENT STORES*                               2,000                 86
                                                              ----------------------------
       GAP                                                        8,195                227
                                                              ----------------------------
       HOME DEPOT                                                22,167              1,044
                                                              ----------------------------
       JC PENNEY                                                  2,500                 51
                                                              ----------------------------
       K MART*                                                    4,930                 49
                                                              ----------------------------
       KOHL'S*                                                    3,250                198
                                                              ----------------------------
       KROGER*                                                    8,065                182
                                                              ----------------------------
       LIMITED                                                    4,184                 71
                                                              ----------------------------
       LONGS DRUG STORES                                            120                  4
                                                              ----------------------------
       LOWE'S                                                     3,850                243
                                                              ----------------------------
       MAY DEPARTMENT STORES                                      2,835                106
                                                              ----------------------------
       MCDONALD'S                                                12,910                355
                                                              ----------------------------
       NORDSTROM                                                  1,175                 22
                                                              ----------------------------
       OFFICE DEPOT*                                              3,300                 31
                                                              ----------------------------
       RADIOSHACK                                                 2,075                 64
                                                              ----------------------------
       SAFEWAY*                                                   4,855                264
                                                              ----------------------------
       SEARS, ROEBUCK                                             3,380                125
                                                              ----------------------------
       STAPLES*                                                   5,200                 85
                                                              ----------------------------
       STARBUCKS*                                                 4,000                 77
                                                              ----------------------------



                                               ANNUAL REPORT  /   April 30, 2001

------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       TARGET                                                     8,820       $        339
                                                              ----------------------------
       TIFFANY                                                    1,600                 52
                                                              ----------------------------
       TJX                                                        2,820                 88
                                                              ----------------------------
       TOYS `R` US*                                               2,090                 52
                                                              ----------------------------
       TRICON GLOBAL RESTAURANTS*                                 1,532                 69
                                                              ----------------------------
       WAL-MART STORES                                           43,370              2,244
                                                              ----------------------------
       WALGREEN                                                   9,875                422
                                                              ----------------------------
       WENDY'S INTERNATIONAL                                      1,235                 31
                                                              ----------------------------
       WINN-DIXIE STORES                                          1,450                 46
                                                              ----------------------------
       TOTAL RETAIL                                                           $      7,520
------------------------------------------------------------------------------------------

       RUBBER & PLASTIC -- 0.1%

       COOPER TIRE & RUBBER                                         230                  3
                                                              ----------------------------
       GOODYEAR TIRE & RUBBER                                     1,545                 38
                                                              ----------------------------
       SEALED AIR*                                                  882                 34
                                                              ----------------------------
       TOTAL RUBBER & PLASTIC                                                 $         75
------------------------------------------------------------------------------------------

       SECURITY BROKERS & DEALERS -- 1.5%

       BEAR STEARNS                                               1,279                 64
                                                              ----------------------------
       CHARLES SCHWAB                                            13,528                268
                                                              ----------------------------
       LEHMAN BROTHERS HOLDINGS                                   2,360                172
                                                              ----------------------------
       MERRILL LYNCH                                              7,870                486
                                                              ----------------------------
       MORGAN STANLEY DEAN WITTER                                11,000                691
                                                              ----------------------------
       TOTAL SECURITY BROKERS & DEALERS                                       $      1,681
------------------------------------------------------------------------------------------

       SEMI-CONDUCTORS/INSTRUMENTS -- 4.7%

       ADVANCED MICRO DEVICES*                                    3,400                105
                                                              ----------------------------
       ALTERA*                                                    3,900                 99
                                                              ----------------------------
       ANALOG DEVICES*                                            3,500                166
                                                              ----------------------------
       APPLIED MATERIALS*                                         7,870                430
                                                              ----------------------------
       APPLIED MICRO CIRCUITS*                                    3,000                 78
                                                              ----------------------------
       BROADCOM, CL A*                                            2,200                 91
                                                              ----------------------------
       CONEXANT SYSTEMS*                                          2,300                 25
                                                              ----------------------------
       INTEL                                                     60,840              1,881
                                                              ----------------------------
       JDS UNIPHASE*                                             12,800                274
                                                              ----------------------------
       KLA-TENCOR*                                                2,120                117
                                                              ----------------------------
       LINEAR TECHNOLOGY                                          3,150                151
                                                              ----------------------------
       LSI LOGIC*                                                 3,360                 69
                                                              ----------------------------
       MAXIM INTEGRATED PRODUCTS*                                 3,150                160
                                                              ----------------------------
       MICRON TECHNOLOGY*                                         5,500                250
                                                              ----------------------------
       NATIONAL SEMICONDUCTOR*                                    1,885                 54
                                                              ----------------------------
       NOVELLUS SYSTEMS*                                          1,700                 94
                                                              ----------------------------
       QLOGIC*                                                      900                 39
                                                              ----------------------------
       SANMINA*                                                   3,000                 87
                                                              ----------------------------
       TERADYNE*                                                  2,000                 79
                                                              ----------------------------
       TEXAS INSTRUMENTS                                         16,430                636
                                                              ----------------------------





------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       THOMAS & BETTS                                               565       $         12
                                                              ----------------------------
       VITESSE SEMICONDUCTOR*                                     1,700                 58
                                                              ----------------------------
       XILINX*                                                    3,200                152
                                                              ----------------------------
       TOTAL SEMI-CONDUCTORS/INSTRUMENTS                                      $      5,107
------------------------------------------------------------------------------------------

       STEEL & STEEL WORKS -- 0.5%

       ALCAN                                                      3,295                147
                                                              ----------------------------
       ALCOA                                                      8,413                348
                                                              ----------------------------
       ALLEGHENY TECHNOLOGIES                                       765                 14
                                                              ----------------------------
       NUCOR                                                        995                 50
                                                              ----------------------------
       USX-U.S. STEEL GROUP                                         915                 17
                                                              ----------------------------
       WORTHINGTON INDUSTRIES                                       290                  3
                                                              ----------------------------
       TOTAL STEEL & STEEL WORKS                                              $        579
------------------------------------------------------------------------------------------

       TELEPHONES & TELECOMMUNICATIONS -- 6.7%

       ADC TELECOMMUNICATIONS*                                    7,700                 58
                                                              ----------------------------
       ALLTEL                                                     3,035                166
                                                              ----------------------------
       ANDREW*                                                      270                  5
                                                              ----------------------------
       AT&T                                                      36,500                813
                                                              ----------------------------
       AVAYA*                                                     2,725                 40
                                                              ----------------------------
       BELLSOUTH                                                 18,395                772
                                                              ----------------------------
       CENTURYTEL                                                 1,500                 41
                                                              ----------------------------
       CORNING                                                    8,970                197
                                                              ----------------------------
       GLOBAL CROSSING*                                           8,605                108
                                                              ----------------------------
       NEXTEL COMMUNICATIONS, CL A*                               7,490                122
                                                              ----------------------------
       QUALCOMM*                                                  7,300                419
                                                              ----------------------------
       QWEST COMMUNICATIONS INTERNATIONAL*                       16,154                661
                                                              ----------------------------
       SBC COMMUNICATIONS                                        33,016              1,362
                                                              ----------------------------
       SCIENTIFIC-ATLANTA                                         1,600                 92
                                                              ----------------------------
       SPRINT (FON GROUP)                                         8,550                183
                                                              ----------------------------
       SPRINT (PCS GROUP)*                                        9,084                233
                                                              ----------------------------
       TELLABS*                                                   3,985                140
                                                              ----------------------------
       VERIZON COMMUNICATIONS*                                   26,280              1,447
                                                              ----------------------------
       WILLIAMS COMMUNICATIONS GROUP*                             4,009                 18
                                                              ----------------------------
       WORLDCOM*                                                 27,620                504
                                                              ----------------------------
       TOTAL TELEPHONES & TELECOMMUNICATIONS                                  $      7,381
------------------------------------------------------------------------------------------

       TESTING LABORATORIES -- 0.0%

       QUINTILES TRANSNATIONAL*                                   1,300                 27
                                                              ----------------------------
       TOTAL TESTING LABORATORIES                                             $         27
------------------------------------------------------------------------------------------

       TOYS -- 0.1%

       HASBRO                                                     2,000                 24
                                                              ----------------------------
       MATTEL                                                     4,440                 72
                                                              ----------------------------
       TOTAL TOYS                                                             $         96
------------------------------------------------------------------------------------------



April 30, 2001  /   ANNUAL REPORT

                                         EQUITY INDEX PORTFOLIO (CONCLUDED)   83

------------------------------------------------------------------------------------------
                                                          SHARES/PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       TRANSPORTATION SERVICES -- 0.1%

       SABRE HOLDINGS*                                            1,206       $         60
                                                              ----------------------------
       TOTAL TRANSPORTATION SERVICES                                          $         60
------------------------------------------------------------------------------------------

       UTILITIES -- 0.1%

       ENTERGY                                                    2,440                 99
                                                              ----------------------------
       PG&E                                                       3,680                 33
                                                              ----------------------------
       TOTAL UTILITIES                                                        $        132
------------------------------------------------------------------------------------------

       WHOLESALE -- 0.0%

       WW GRAINGER                                                1,105                 43
                                                              ----------------------------
       TOTAL WHOLESALE                                                        $         43
------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $117,466)                                                               $    109,219
------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 0.4%

       CREDIT SUISSE FIRST BOSTON 4.600%, DATED
       04/30/01, MATURES 05/01/01, REPURCHASE
       PRICE $426,428 (COLLATERALIZED BY U.S.
       GOVERNMENT OBLIGATIONS: TOTAL
       MARKET VALUE $438,667)                                 $     426                426
                                                              ----------------------------
TOTAL REPURCHASE AGREEMENT
(COST $426)                                                                   $        426
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.9%
(COST $117,892)                                                               $    109,645
------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- 0.1%                                     $        110
------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------
  DESCRIPTION                                                                  VALUE (000)
------------------------------------------------------------------------------------------
NET ASSETS:

PORTFOLIO SHARES OF INSTITUTIONAL CLASS
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 9,614,499 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                   $    108,328
                                                                              ------------
PORTFOLIO SHARES OF RETAIL CLASS A
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 888,375 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                         10,690
                                                                              ------------
UNDISTRIBUTED NET INVESTMENT INCOME                                                     65
                                                                              ------------
ACCUMULATED NET REALIZED LOSS ON INVESTMENTS                                        (1,081)
                                                                              ------------
NET UNREALIZED DEPRECIATION ON INVESTMENTS                                          (8,247)
                                                                              ------------
TOTAL NET ASSETS -- 100.0%                                                    $    109,755
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE -- INSTITUTIONAL CLASS                                       $10.45
------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION
       PRICE PER SHARE -- RETAIL CLASS A                                            $10.42
------------------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE --
       RETAIL CLASS A ($10.42 / 95.25%)                                             $10.94
------------------------------------------------------------------------------------------

*Non-income producing security
Cl -- Class
(A) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees. The accompanying notes are an integral part of the financial statements.




                                               ANNUAL REPORT  /   April 30, 2001

84  EQUITY PORTFOLIOS


BLUE CHIP EQUITY PORTFOLIO


(PHOTO APPEARS HERE)

ALLEN J. ASHCROFT, JR.
CO-PORTFOLIO MANAGER

ALLEN J. ASHCROFT, JR. IS CO-MANAGER, WITH MR. RANDALL, OF THE BLUE CHIP EQUITY PORTFOLIO AND THE EQUITY INCOME PORTFOLIO. HE HAS BEEN A PRINCIPAL OF AIA AND PORTFOLIO MANAGER SINCE SEPTEMBER 1996 AND A VICE PRESIDENT OF ALLFIRST SINCE APRIL 1995. PRIOR TO JOINING ALLFIRST, MR. ASHCROFT WAS AN EQUITY ANALYST AND PORTFOLIO MANAGER FOR MCGLINN CAPITAL MANAGEMENT, WYOMISSING, PENNSYLVANIA, FOR 12 YEARS. MR. ASHCROFT HAS MORE THAN 19 YEARS OF EXPERIENCE IN INVESTMENT RESEARCH AND EQUITY ANALYSIS.


(PHOTO APPEARS HERE)

CLYDE L. RANDALL II, CFA
CO-PORTFOLIO MANAGER

CLYDE L. RANDALL II IS CO-MANAGER, WITH MR. ASHCROFT, OF THE BLUE CHIP EQUITY PORTFOLIO AND THE EQUITY INCOME PORTFOLIO. HE HAS BEEN A PRINCIPAL OF AIA AND PORTFOLIO MANAGER SINCE SEPTEMBER 1996 AND A VICE PRESIDENT OF ALLFIRST SINCE MARCH 1995. PRIOR TO JOINING ALLFIRST, MR. RANDALL WAS AN EQUITY ANALYST AND PORTFOLIO MANAGER FOR MORE THAN FIVE YEARS AT MERCANTILE SAFE DEPOSIT AND TRUST COMPANY, BALTIMORE, MARYLAND. HE HAS MORE THAN 13 YEARS OF EXPERIENCE IN INVESTMENT RESEARCH AND EQUITY ANALYSIS. MR. RANDALL IS A CHARTERED FINANCIAL ANALYST.

Management Discussion and Analysis

      The ARK Blue Chip Equity Portfolio continued to deliver consistent results even in a tough market environment, through our fiscal year ended April 30, 2001. Our strategy of diversifying the Portfolio in each major market sector helped the Portfolio's investments in this recent economic downturn.

      This fiscal year did witness an extremely volatile equity environment. Intra-day point swings of 200 to 300 points were the norm rather than the exception. The Dow Jones Industrial Average traded from a fiscal year high of 11,518 in September 2000, to a low of 9,047 in March 2001. The majority of our fiscal year saw the Dow stuck in a relatively narrow 400-point range from 10,400 to 10,800. Most of the damage occurred in two three-week periods in October 2000 and March 2001 when the Dow corrected more than 900 and 1,300 points, respectively. On the other hand, most of the market rallies throughout this fiscal year seemed to be predicated on monetary easings by the Federal Reserve.

      Throughout the year, the Portfolio remained focused on our strategy of looking for large-cap companies that are leaders in their markets, have franchise characteristics, with solid management teams, and a proven record of delivering above-average equity performance. This strategy has enabled us to be broadly diversified among the major sectors of the economy, in forty quality companies, with a long-term investment horizon.

      As of April 30, 2001 the Portfolio's largest contributors have been Ralston Purina Group, Anadarko Petroleum, and Alcoa. Each of these equity positions has appreciated over 25% in our fiscal year. This group of stocks is certainly an eclectic one, with no apparent theme. Ralston Purina is a leading pet food company that is being acquired by Nestle. Anadarko is an oil and gas exploration company, which has appreciated with the rising price of the commodity. Alcoa is the world's premiere aluminum company and is extremely well managed. The Portfolio was negatively impacted by equities in the technology and telecommunication sectors. These sectors had been the dominant areas in the market over the past two years, and finally succumbed to a slowing domestic economy.

      Looking forward, we remain positive on the equity markets. We believe an accommodating Federal Reserve and favorable equity valuations could push equities to higher levels later in the year. We will continue to look for investments in large companies with strong business franchises that we feel will provide consistent equity performance.



April 30, 2001  /   ANNUAL REPORT

                                               BLUE CHIP EQUITY PORTFOLIO     85


Performance as of April 30, 2001

                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

              INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

                 ARK Blue
               Chip Equity                           Lipper
                Portfolio,         S&P 500          Large-Cap
               Institutional      Composite        Value Funds
                   Class            Index         Classification
             ---------------     -----------     ---------------
 4/30/96          100,000           100,000           100,000
April 97          124,410           125,120           120,130
April 98          173,353           176,469           161,323
April 99          209,878           215,028           178,374
April 00          252,798           236,810           178,428
April 01          219,429           206,096           183,121


                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

                 RETAIL CLASS A: VALUE OF A $10,000 INVESTMENT

                 ARK Blue     ARK Blue
               Chip Equity   Chip Equity                   Lipper
                Portfolio,    Portfolio        S&P 500    Large-Cap
                  Retail    Retail Class A,  Composite    Value Funds
                Class A*      with load*       Index    Classification
             ---------------  -----------   ----------  --------------
 5/31/96          10,000         9,525         10,000       10,000
April 97          11,956        11,388         12,196       11,806
April 98          16,611        15,822         17,201       16,049
April 99          20,092        19,138         20,959       18,311
April 00          24,169        23,021         23,082       18,811
April 01          21,834        20,797         20,610       18,312



                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

                 RETAIL CLASS B: VALUE OF A $10,000 INVESTMENT

                 ARK Blue     ARK Blue
               Chip Equity   Chip Equity                   Lipper
                Portfolio,    Portfolio        S&P 500    Large-Cap
                  Retail    Retail Class B,  Composite    Value Funds
                Class B*      with CDSC*       Index    Classification
             ---------------  -----------   ----------  --------------
 4/30/96          10,000        10,000         10,000        10,000
April 97          12,441        12,441         12,512        12,043
April 98          17,335        17,335         17,647        16,371
April 99          20,844        20,844         21,503        18,678
April 00          24,886        23,686         23,681        19,188
April 01          21,275        21,175         20,610        18,312



---------------------------------------------------------------------------------------------------------------------
                                                                                                           LIPPER
                                                                                        S&P 500           LARGE-CAP
                                    INST'L           RETAIL           RETAIL           COMPOSITE         VALUE FUNDS
                                    CLASS           CLASS A*         CLASS B*            INDEX         CLASSIFICATION
---------------------------------------------------------------------------------------------------------------------
One year total return              -13.20%          -13.26%          -13.92%           -12.97%             2.63%
---------------------------------------------------------------------------------------------------------------------
One year total return
with load                             --             -17.40%          -18.11%              --                  --
---------------------------------------------------------------------------------------------------------------------
Annualized three year
total return                        8.17%            8.07%            7.95%             5.31%              4.11%
---------------------------------------------------------------------------------------------------------------------
Annualized three year
total return with load               --              6.32%            7.08%              --                 --
---------------------------------------------------------------------------------------------------------------------
Annualized five year
total return                       17.02%           16.90%           16.30%            15.56%             12.77%
---------------------------------------------------------------------------------------------------------------------
Annualized five year
total return with load               --             15.78%           16.08%              --                  -
---------------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date                  17.00%           16.86%           16.26%              --                 --
---------------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date with load          --             15.74%           16.05%              --                 --
---------------------------------------------------------------------------------------------------------------------


  Past performance of the Portfolio is not predictive of future performance.

  Institutional Class shares were offered beginning April 1, 1996. Retail Class A shares were offered beginning May 16, 1996. Performance for the Retail Class A shares with load reflects the deduction of the 4.75% sales charge. Retail Class B shares were offered beginning July 31, 1998. Performance for Retail Class B shares with load reflects the deduction of the applicable contingent deferred sales charge (CDSC).

* Performance shown prior to the actual inception date of the Retail Class A and Retail Class B shares represents that of the Institutional Class adjusted for the sales charge and total annual operating expenses applicable to Retail Class A and Retail Class B shares, respectively. The Retail Class A &Retail Class B annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities. Annualized performance since actual inception for Retail Class A shares is 16.52% without load and 15.37% with load. Annualized performance since actual inception for Retail Class B shares is 7.79% without CDSC and 6.83% with CDSC.

  The performance of the S&P 500 Composite Index does not include operating expenses that are incurred by the Portfolio.




                                               ANNUAL REPORT  /   April 30, 2001

Diversification By Sector

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------
22% TECHNOLOGY
15% FINANCIAL
14% CONSUMER NON-DURABLE
12% CHEMICALS & DRUGS
11% MISCELLANEOUS BUSINESS SERVICES
10% ENERGY
10% DURABLE GOODS
 6% REPURCHASE AGREEMENT


Statement of Net Assets


------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
COMMON STOCKS -- 95.9%

       AEROSPACE & DEFENSE -- 1.8%

       GENERAL DYNAMICS                                          75,000       $      5,781
                                                              ----------------------------
       TOTAL AEROSPACE & DEFENSE                                              $      5,781
------------------------------------------------------------------------------------------

       AUTOMOTIVE -- 2.2%

       FORD MOTOR                                               240,000              7,075
                                                              ----------------------------
       TOTAL AUTOMOTIVE                                                       $      7,075
------------------------------------------------------------------------------------------

       BANKS -- 7.9%

       FLEETBOSTON FINANCIAL                                    220,000              8,441
                                                              ----------------------------
       JP MORGAN CHASE                                          175,000              8,396
                                                              ----------------------------
       WELLS FARGO                                              175,000              8,220
                                                              ----------------------------
       TOTAL BANKS                                                            $     25,057
------------------------------------------------------------------------------------------

       COMMUNICATIONS EQUIPMENT -- 5.8%

       CISCO SYSTEMS*                                           160,000              2,717
                                                              ----------------------------
       KONINKLIJKE PHILIPS ELECTRONICS, ADR                     140,000              4,312
                                                              ----------------------------
       LUCENT TECHNOLOGIES                                      300,000              3,003
                                                              ----------------------------
       NOKIA, ADR                                               160,000              5,470
                                                              ----------------------------
       NORTEL NETWORKS                                          200,000              3,060
                                                              ----------------------------
       TOTAL COMMUNICATIONS EQUIPMENT                                         $     18,562
------------------------------------------------------------------------------------------

       COMPUTER SOFTWARE -- 2.6%

       MICROSOFT*                                               120,000              8,130
                                                              ----------------------------
       TOTAL COMPUTER SOFTWARE                                                $      8,130
------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       COMPUTERS & SERVICES -- 6.5%

       COMPUTER SCIENCES*                                        94,700       $      3,374
                                                              ----------------------------
       HEWLETT-PACKARD                                          150,000              4,264
                                                              ----------------------------
       INTERNATIONAL BUSINESS MACHINES                           50,000              5,757
                                                              ----------------------------
       JABIL CIRCUIT*                                           180,000              5,227
                                                              ----------------------------
       SUN MICROSYSTEMS*                                        125,000              2,140
                                                              ----------------------------
       TOTAL COMPUTERS & SERVICES                                             $     20,762
------------------------------------------------------------------------------------------

       DIVERSIFIED OPERATIONS -- 7.7%

       GENERAL ELECTRIC                                         180,000              8,735
                                                              ----------------------------
       HONEYWELL INTERNATIONAL                                  100,000              4,888
                                                              ----------------------------
       TYCO INTERNATIONAL                                       200,000             10,674
                                                              ----------------------------
       TOTAL DIVERSIFIED OPERATIONS                                           $     24,297
------------------------------------------------------------------------------------------

       DRUGS -- 11.9%

       ABBOTT LABORATORIES                                      195,000              9,044
                                                              ----------------------------
       AMGEN*                                                    85,000              5,197
                                                              ----------------------------
       GENENTECH*                                               110,000              5,775
                                                              ----------------------------
       PFIZER                                                   230,000              9,959
                                                              ----------------------------
       SCHERING-PLOUGH                                          200,000              7,708
                                                              ----------------------------
       TOTAL DRUGS                                                            $     37,683
------------------------------------------------------------------------------------------

       ELECTRICAL EQUIPMENT -- 2.6%

       EMERSON ELECTRIC                                         125,000              8,331
                                                              ----------------------------
       TOTAL ELECTRICAL EQUIPMENT                                             $      8,331
------------------------------------------------------------------------------------------

       ENTERTAINMENT -- 3.5%

       AOL TIME WARNER*                                         100,000              5,050
                                                              ----------------------------
       WALT DISNEY                                              200,000              6,050
                                                              ----------------------------
       TOTAL ENTERTAINMENT                                                    $     11,100
------------------------------------------------------------------------------------------

       FINANCIAL SERVICES -- 2.6%

       CITIGROUP                                                165,000              8,110
                                                              ----------------------------
       TOTAL FINANCIAL SERVICES                                               $      8,110
------------------------------------------------------------------------------------------

       FOOD, BEVERAGE & TOBACCO -- 4.7%

       PEPSICO                                                  150,000              6,572
                                                              ----------------------------
       RALSTON PURINA GROUP                                     275,000              8,357
                                                              ----------------------------
       TOTAL FOOD, BEVERAGE & TOBACCO                                         $     14,929
------------------------------------------------------------------------------------------

       INSURANCE -- 2.8%

       AMERICAN INTERNATIONAL GROUP                             110,000              8,998
                                                              ----------------------------
       TOTAL INSURANCE                                                        $      8,998
------------------------------------------------------------------------------------------



April 30, 2001  /   ANNUAL REPORT

                                      BLUECHIP EQUITY PORTFOLIO (CONCLUDED)   87


------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       MACHINERY -- 3.3%

       DOVER                                                    150,000       $      5,861
                                                              ----------------------------
       INGERSOLL-RAND                                           100,000              4,700
                                                              ----------------------------
       TOTAL MACHINERY                                                        $     10,561
------------------------------------------------------------------------------------------

       MEASURING DEVICES -- 1.4%

       AGILENT TECHNOLOGIES*                                    115,000              4,486
                                                              ----------------------------
       TOTAL MEASURING DEVICES                                                $      4,486
------------------------------------------------------------------------------------------

       MEDICAL PRODUCTS & SERVICES -- 1.9%

       GUIDANT*                                                 150,000              6,150
                                                              ----------------------------
       TOTAL MEDICAL PRODUCTS & SERVICES                                      $      6,150
------------------------------------------------------------------------------------------

       PETROLEUM & FUEL PRODUCTS -- 7.7%

       ANADARKO PETROLEUM                                       125,000              8,078
                                                              ----------------------------
       EXXON MOBIL                                              100,000              8,860
                                                              ----------------------------
       WEATHERFORD INTERNATIONAL*                               130,000              7,570
                                                              ----------------------------
       TOTAL PETROLEUM & FUEL PRODUCTS                                        $     24,508
------------------------------------------------------------------------------------------

       RETAIL -- 6.3%

       HOME DEPOT                                               160,000              7,536
                                                              ----------------------------
       TARGET                                                   150,000              5,768
                                                              ----------------------------
       WAL-MART STORES                                          130,000              6,726
                                                              ----------------------------
       TOTAL RETAIL                                                           $     20,030
------------------------------------------------------------------------------------------

       SECURITY BROKERS & DEALERS -- 2.4%

       MORGAN STANLEY DEAN WITTER                               120,000              7,535
                                                              ----------------------------
       TOTAL SECURITY BROKERS & DEALERS                                       $      7,535
------------------------------------------------------------------------------------------

       SEMI-CONDUCTORS/INSTRUMENTS -- 1.1%

       ALTERA*                                                  140,000              3,541
                                                              ----------------------------
       TOTAL SEMI-CONDUCTORS/INSTRUMENTS                                      $      3,541
------------------------------------------------------------------------------------------

       STEEL & STEEL WORKS -- 2.9%

       ALCOA                                                    225,000              9,315
                                                              ----------------------------
       TOTAL STEEL & STEEL WORKS                                              $      9,315
------------------------------------------------------------------------------------------

       TELEPHONES & TELECOMMUNICATIONS -- 6.3%

       BELLSOUTH                                                165,000              6,923
                                                              ----------------------------
       QWEST COMMUNICATIONS INTERNATIONAL*                      150,000              6,135
                                                              ----------------------------
       SBC COMMUNICATIONS                                       165,000              6,806
                                                              ----------------------------
       TOTAL TELEPHONES & TELECOMMUNICATIONS                                  $     19,864
------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $258,543)                                                               $    304,805
------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.8%

       CREDIT SUISSE FIRST BOSTON 4.600%, DATED
       04/30/01, MATURES 05/01/01, REPURCHASE
       PRICE $18,492,927 (COLLATERALIZED BY U.S.
       GOVERNMENT OBLIGATIONS:
       TOTAL MARKET VALUE $18,861,893)                        $  18,491       $     18,491
                                                              ----------------------------
TOTAL REPURCHASE AGREEMENT
(COST $18,491)                                                                $     18,491
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 101.7%
(COST $277,034)                                                               $    323,296
------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET-- (1.7%)                                    $     (5,472)
------------------------------------------------------------------------------------------

NET ASSETS:

PORTFOLIO SHARES OF INSTITUTIONAL CLASS
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 11,840,973 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                        206,455
                                                                              ------------
PORTFOLIO SHARES OF RETAIL CLASS A
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 3,414,703 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                         51,201
                                                                              ------------
PORTFOLIO SHARES OF RETAIL CLASS B
     (UNLIMITED AUTHORIZATION --  NO PAR VALUE)
     BASED ON 735,760 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                         15,325
                                                                              ------------
UNDISTRIBUTED NET INVESTMENT INCOME                                                    100
                                                                              ------------
ACCUMULATED NET REALIZED LOSS ON INVESTMENTS                                        (1,519)
                                                                              ------------
NET UNREALIZED APPRECIATION ON INVESTMENTS                                          46,262
                                                                              ------------
TOTAL NET ASSETS-- 100.0%                                                     $    317,824
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- INSTITUTIONAL CLASS                                        $19.89
------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION
       PRICE PER SHARE-- RETAIL CLASS A                                             $19.87
------------------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE --
       RETAIL CLASS A ($19.87 / 95.25%)                                             $20.86
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- RETAIL CLASS B                                             $19.60
------------------------------------------------------------------------------------------


*Non-income producing security
ADR -- American Depository Receipt
The accompanying notes are an integral part of the financial statements.




                                               ANNUAL REPORT  /   April 30, 2001

88  EQUITY PORTFOLIOS


CAPITAL GROWTH PORTFOLIO


(PHOTO APPEARS HERE)

ALLIED INVESTMENT ADVISORS'
EQUITY TEAM


THE CAPITAL GROWTH PORTFOLIO IS MANAGED BY A PORTFOLIO MANAGEMENT TEAM UNDER THE SUPERVISION OF J. ERIC LEO, CHIEF INVESTMENT OFFICER OF AIA AND MANAGING DIRECTOR OF EQUITY RESEARCH. THROUGH THE TEAM APPROACH, THE FIRM SEEKS CONSISTENT IMPLEMENTATION OF PROCESS AND CONTINUITY IN INVESTMENT MANAGEMENT STAFF FOR THE PORTFOLIO.


Management Discussion and Analysis

      Our fiscal year ended April 30, 2001 was challenging for growth investors, particularly those wedded to investments in technology and telecommunications. The ARK Capital Growth Portfolio was subject to the same economic and stock market conditions, but responded to the changing environment by reducing its exposure to technology and telecommunications and by diversifying into other sectors. This proved to be the correct strategy as the Portfolio outperformed its peer group.

      During the 1990s,  growth  investors were rewarded for having substantial
      portfolio   weightings  in   technology   and telecommunications. Growth
      in these two sectors greatly outpaced that of the rest of the economy. Over the last several months, those relationships have been challenged as these sectors struggled with both near-term over-capacity and a potential slowing in long-term growth rates. Although we continue to believe that technology and telecommunications will grow faster than the overall economy, the intermediate-term prospects for "technology users" may be more attractive than "technology suppliers."

      The deployment of new technology always has been used as a means of developing and sustaining competitive advantage. With what now may be regarded as a temporary surplus of new technologies, the aggressive adopters of technology have the opportunity to generate meaningful competitive advantage. We are searching for such adopters so that the Portfolio may benefit from the potential earnings acceleration and valuation expansion of those companies. Three recent additions are examples of such companies. Sabre Holdings is the dominant provider of services and software for airline reservations and it has a 12% annual revenue growth rate over the last five years. Sabre also is the majority owner of Travelocity.com (currently the fifth-largest travel agency in the U.S. and rapidly gaining market share in the travel services industry). Lear is the fifth-largest manufacturer of auto parts in the world and the company has had a 23% annual revenue growth rate for the last five years. As an aggressive user of Six Sigma quality control technology, Lear should bring new levels of quality and cost control to this industry. Cemex is the world's third-largest producer of cement, and over the past 10 years, the company has grown operating cash flow by 26% annually. Over the last decade, Cemex has adopted new technologies more astutely than many technology-based businesses and the company demonstrates this prowess by generating cash flow that is 50% greater than its biggest rivals. While none of these three companies would be considered a high growth business, historic growth rates and current financial returns suggest superior future growth for Sabre, Lear and Cemex.

      Alternatively, we have not abandoned technology or telecommunications. In the past few months, we have added positions in technical software (i.e., Cadence Design Systems, Mentor Graphics, Synopsys and Parametric Technology) and in electronic manufacturing services (i.e., Solectron and Celestica). With the potential for above-average growth at reasonable valuations, both of these industries have significant representation in the Portfolio.

      As a growth fund, we are dedicated to identifying attractive investment opportunities in whatever industry they may be located -- in software or in cement. We believe that this open-minded approach to investing will generate better risk-adjusted returns than a singular focus on technology and telecommunications.




April 30, 2001  /   ANNUAL REPORT

                                                 CAPITAL GROWTH PORTFOLIO     89

Performance as of April 30, 2001


                             (GRAPHIC APPEARS HERE)

    EDGAR representation of data points used in printed graphic as follows:

              INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

               ARK Capital
                 Growth                               Lipper
                Portfolio,          S&P 500          Multi-Cap
              Institutional        Composite        Growth Funds
                  Class              Index         Classification
             ---------------      -----------     -----------------
 7/31/93          100,000           100,000           100,000
April 94          102,876           102,680           105,812
April 95          106,219           120,587           116,023
April 96          131,308           156,992           160,692
April 97          148,982           196,429           162,138
April 98          216,307           277,043           232,847
April 99          280,140           337,577           279,602
April 00          424,020           371,773           418,537
April 01          337,859           323,554           304,778



                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

                 RETAIL CLASS A: VALUE OF A $10,000 INVESTMENT

                 ARK Blue     ARK Blue
               Chip Equity   Chip Equity                   Lipper
                Portfolio,    Portfolio        S&P 500    Multi-Cap
                  Retail    Retail Class A,  Composite    Value Funds
                Class A*      with load*       Index    Classification
             ---------------  -----------   ----------  --------------
 3/31/94          10,000        9,525         10,000        10,000
April 94          10,216        9,731         10,268        10,581
April 95          10,496        9,998         12,059        11,602
April 96          12,936       12,321         15,699        16,069
April 97          14,668       13,971         19,643        16,214
April 98          21,254       20,244         27,704        23,285
April 99          27,489       26,184         33,758        27,960
April 00          41,542       39,569         37,177        41,854
April 01          33,080       31,509         32,355        30,478



                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

                 RETAIL CLASS B: VALUE OF A $10,000 INVESTMENT

               ARK Capital
                 Growth                               Lipper
                Portfolio,          S&P 500          Multi-Cap
              Institutional        Composite        Growth Funds
                  Class              Index         Classification
             ---------------      -----------     -----------------
 7/31/93          10,000            10,000            10,000
April 94          10,205            10,268            10,581
April 95          10,429            12,059            11,602
April 96          12,677            15,699            16,069
April 97          14,194            19,643            16,214
April 98          20,394            27,704            23,285
April 99          25,772            33,758            27,960
April 00          38,666            37,177            41,854
April 01          30,554            32,355            30,478



------------------------------------------------------------------------------------------------------------------
                                                                                                        LIPPER
                                                                                        S&P 500        MULTI-CAP
                                    INST'L           RETAIL           RETAIL           COMPOSITE      GROWTH FUNDS
                                    CLASS           CLASS A*         CLASS B*           INDEX       CLASSIFICATION
------------------------------------------------------------------------------------------------------------------
One year total return              -20.32%          -20.37%          -20.98%           -12.97%          -27.18%
------------------------------------------------------------------------------------------------------------------
One year total return
with load                             --            -24.15%          -24.60%              --                --
------------------------------------------------------------------------------------------------------------------
Annualized three year
total return                       16.03%            15.89%           14.43%             5.31%            8.03%
------------------------------------------------------------------------------------------------------------------
Annualized three year
total return with load               --              14.02%           13.66%              --               --
------------------------------------------------------------------------------------------------------------------
Annualized five year
total return                       20.81%            20.66%           19.24%            15.56%           11.93%
------------------------------------------------------------------------------------------------------------------
Annualized five year
total return with load               --              19.48%           19.04%              --               --
------------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date                  16.88%            16.54%           15.37%              --               --
------------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date with load          --              15.82%           15.37%              --               --
------------------------------------------------------------------------------------------------------------------


  Past performance of the Portfolio is not predictive of future performance.

  Institutional Class shares were offered beginning July 16, 1993. Retail Class A shares were offered beginning March 9, 1994. Performance for the Retail Class A shares with load reflects the deduction of the 4.75% sales charge. Retail Class B shares were offered beginning September 14, 1998. Performance for Retail Class B shares with load reflects the deduction of the applicable contingent deferred sales charge (CDSC).

* Performance shown prior to the actual inception date of the Retail Class A and Retail Class B shares represents that of the Institutional Class adjusted for the sales charge and total annual operating expenses applicable to Retail Class A and Retail Class B shares, respectively. The Retail Class A &Retail Class B annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities. Annualized performance since actual inception for Retail Class A shares is 16.76% without load and 15.97% with load. Annualized performance since actual inception for Retail Class B shares is 21.88% without CDSC and 21.05% with CDSC.

  The performance of the S&P 500 Composite Index does not include operating expenses that are incurred by the Portfolio.




                                               ANNUAL REPORT  /   April 30, 2001

Diversification By Sector

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------
20% CONSUMER NON-DURABLE
18% MISCELLANEOUS BUSINESS SERVICES
16% TECHNOLOGY
13% CHEMICALS & DRUGS
12% FINANCIAL
10% ENERGY
 8% DURABLE GOODS
 3% REPURCHASE AGREEMENT



Statement of Net Assets

------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
COMMON STOCKS -- 99.6%

       AUTOMOTIVE -- 2.2%

       LEAR*                                                    145,000       $      5,220
                                                              ----------------------------
       TOTAL AUTOMOTIVE                                                       $      5,220
------------------------------------------------------------------------------------------

       BANKS -- 4.8%

       FLEETBOSTON FINANCIAL                                    125,000              4,796
                                                              ----------------------------
       WELLS FARGO                                              140,000              6,576
                                                              ----------------------------
       TOTAL BANKS                                                            $     11,372
------------------------------------------------------------------------------------------

       BUILDING & CONSTRUCTION -- 3.9%

       CEMEX, ADR                                               200,000              4,634
                                                              ----------------------------
       MASCO                                                    200,000              4,600
                                                              ----------------------------
       TOTAL BUILDING & CONSTRUCTION                                          $      9,234
------------------------------------------------------------------------------------------

       COMMUNICATIONS EQUIPMENT -- 0.3%

       CISCO SYSTEMS*                                            40,000                679
                                                              ----------------------------
       TOTAL COMMUNICATIONS EQUIPMENT                                         $        679
------------------------------------------------------------------------------------------

       COMPUTERS & SERVICES -- 15.5%

       CADENCE DESIGN SYSTEMS*                                  220,000              4,554
                                                              ----------------------------
       CELESTICA                                                 50,000              2,555
                                                              ----------------------------
       COMPUTER ASSOCIATES INTERNATIONAL                        125,000              4,024
                                                              ----------------------------
       ELECTRONIC DATA SYSTEMS                                   35,000              2,257
                                                              ----------------------------
       INTERNATIONAL BUSINESS MACHINES                           20,000              2,303
                                                              ----------------------------
       JABIL CIRCUIT*                                           130,000              3,775
                                                              ----------------------------
       MENTOR GRAPHICS*                                         200,000              5,262
                                                              ----------------------------
       PARAMETRIC TECHNOLOGY*                                   292,500              3,334
                                                              ----------------------------
       SOLECTRON*                                               150,000              3,817
                                                              ----------------------------
       SYNOPSYS*                                                 85,500              4,910
                                                              ----------------------------
       TOTAL COMPUTERS & SERVICES                                             $     36,791
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       DIVERSIFIED OPERATIONS -- 10.9%

       EATON                                                     60,000       $      4,417
                                                              ----------------------------
       GENERAL ELECTRIC                                         200,000              9,706
                                                              ----------------------------
       HONEYWELL INTERNATIONAL                                  129,000              6,306
                                                              ----------------------------
       TYCO INTERNATIONAL                                       100,000              5,337
                                                              ----------------------------
       TOTAL DIVERSIFIED OPERATIONS                                           $     25,766
------------------------------------------------------------------------------------------

       DRUGS -- 13.5%

       AMGEN*                                                    64,000              3,913
                                                              ----------------------------
       BRISTOL-MYERS SQUIBB                                      52,800              2,957
                                                              ----------------------------
       ELI LILLY                                                 65,000              5,525
                                                              ----------------------------
       GENENTECH*                                                67,500              3,544
                                                              ----------------------------
       GENVEC*                                                  100,000                420
                                                              ----------------------------
       PFIZER                                                   210,000              9,093
                                                              ----------------------------
       SCHERING-PLOUGH                                          171,095              6,594
                                                              ----------------------------
       TOTAL DRUGS                                                            $     32,046
------------------------------------------------------------------------------------------

       ENTERTAINMENT -- 5.5%

       AOL TIME WARNER*                                         210,000             10,605
                                                              ----------------------------
       ROYAL CARIBBEAN CRUISES                                  120,000              2,446
                                                              ----------------------------
       TOTAL ENTERTAINMENT                                                    $     13,051
------------------------------------------------------------------------------------------

       FINANCIAL SERVICES -- 3.4%

       CAPITAL ONE FINANCIAL                                     50,000              3,151
                                                              ----------------------------
       FREDDIE MAC                                               75,000              4,935
                                                              ----------------------------
       TOTAL FINANCIAL SERVICES                                               $      8,086
------------------------------------------------------------------------------------------

       FOOD, BEVERAGE & TOBACCO -- 4.4%

       PEPSICO                                                  100,000              4,381
                                                              ----------------------------
       RALSTON PURINA GROUP                                     200,000              6,078
                                                              ----------------------------
       TOTAL FOOD, BEVERAGE & TOBACCO                                         $     10,459
------------------------------------------------------------------------------------------

       INSURANCE -- 2.6%

       AMERICAN INTERNATIONAL GROUP                              40,000              3,272
                                                              ----------------------------
       MARSH & MCLENNAN                                          30,000              2,893
                                                              ----------------------------
       TOTAL INSURANCE                                                        $      6,165
------------------------------------------------------------------------------------------

       MISCELLANEOUS BUSINESS SERVICES -- 6.4%

       CONVERGYS*                                               155,000              5,657
                                                              ----------------------------
       FIRST DATA                                                60,000              4,046
                                                              ----------------------------
       SABRE HOLDINGS*                                          110,000              5,485
                                                              ----------------------------
       TOTAL MISCELLANEOUS BUSINESS SERVICES                                  $     15,188
------------------------------------------------------------------------------------------




April 30, 2001  /   ANNUAL REPORT

                                       CAPITAL GROWTH PORTFOLIO (CONCLUDED)   91



------------------------------------------------------------------------------------------
                                                                            MARKET
  DESCRIPTION                                                  SHARES       VALUE (000)
------------------------------------------------------------------------------------------
       MISCELLANEOUS CONSUMER SERVICES -- 0.9%

       TMP WORLDWIDE*                                            42,300       $      2,041
                                                              ----------------------------
       TOTAL MISCELLANEOUS CONSUMER SERVICES                                  $      2,041
------------------------------------------------------------------------------------------

       PETROLEUM & FUEL PRODUCTS -- 10.2%

       ANADARKO PETROLEUM                                        80,000              5,170
                                                              ----------------------------
       DEVON ENERGY                                              50,000              2,950
                                                              ----------------------------
       EXXON MOBIL                                               90,000              7,974
                                                              ----------------------------
       SCHLUMBERGER                                              35,000              2,321
                                                              ----------------------------
       SMITH INTERNATIONAL*                                      35,000              2,842
                                                              ----------------------------
       WEATHERFORD INTERNATIONAL*                                50,000              2,912
                                                              ----------------------------
       TOTAL PETROLEUM & FUEL PRODUCTS                                        $     24,169
------------------------------------------------------------------------------------------

       RETAIL -- 10.6%

       CVS                                                      100,000              5,895
                                                              ----------------------------
       HOME DEPOT                                                50,000              2,355
                                                              ----------------------------
       LOWE'S                                                    60,000              3,780
                                                              ----------------------------
       SAFEWAY*                                                  60,000              3,258
                                                              ----------------------------
       STAPLES*                                                 200,000              3,254
                                                              ----------------------------
       TARGET                                                   170,000              6,536
                                                              ----------------------------
       TOTAL RETAIL                                                           $     25,078
------------------------------------------------------------------------------------------

       SECURITY BROKERS & DEALERS -- 1.9%

       MERRILL LYNCH                                             35,000              2,159
                                                              ----------------------------
       MORGAN STANLEY DEAN WITTER                                35,000              2,198
                                                              ----------------------------
       TOTAL SECURITY BROKERS & DEALERS                                       $      4,357
------------------------------------------------------------------------------------------

       STEEL & STEEL WORKS -- 1.6%

       ALCOA                                                     90,000              3,726
                                                              ----------------------------
       TOTAL STEEL & STEEL WORKS                                              $      3,726
------------------------------------------------------------------------------------------

       TELEPHONES & TELECOMMUNICATIONS -- 1.0%

       WILLIAMS COMMUNICATIONS GROUP*                           500,000              2,260
                                                              ----------------------------
       TOTAL TELEPHONES & TELECOMMUNICATIONS                                  $      2,260
------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $209,695)                                                               $    235,688
------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------
                                                                 PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.8%

       CREDIT SUISSE FIRST BOSTON 4.600%, DATED
       04/30/01, MATURES 05/01/01, REPURCHASE
       PRICE $6,733,606 (COLLATERALIZED BY
       U.S. GOVERNMENT OBLIGATIONS:
       TOTAL MARKET VALUE $6,869,383)                         $   6,733       $      6,733
                                                              ----------------------------
TOTAL REPURCHASE AGREEMENT
(COST $6,733)                                                                 $      6,733
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 102.4%
(COST $216,428)                                                               $    242,421
------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET-- (2.4%)                                    $     (5,643)
------------------------------------------------------------------------------------------

NET ASSETS:

PORTFOLIO SHARES OF INSTITUTIONAL CLASS
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 9,204,129 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                        154,601
                                                                              ------------
PORTFOLIO SHARES OF RETAIL CLASS A
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 2,382,686 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                         42,664
                                                                              ------------
PORTFOLIO SHARES OF RETAIL CLASS B
     (UNLIMITED AUTHORIZATION  --  NO PAR VALUE)
     BASED ON 872,144 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                         19,066
                                                                              ------------
ACCUMULATED NET REALIZED LOSS ON INVESTMENTS                                        (5,546)
                                                                              ------------
NET UNREALIZED APPRECIATION ON INVESTMENTS                                          25,993
                                                                              ------------
TOTAL NET ASSETS-- 100.0%                                                     $    236,778
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- INSTITUTIONAL CLASS                                        $19.07
------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION
       PRICE PER SHARE-- RETAIL CLASS A                                             $18.88
------------------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE --
       RETAIL CLASS A ($18.88 / 95.25%)                                             $19.82
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- RETAIL CLASS B                                             $18.61
------------------------------------------------------------------------------------------


*Non-income producing security
ADR -- American Depository Receipt
The accompanying notes are an integral part of the financial statements.




                                               ANNUAL REPORT  /   April 30, 2001

92  EQUITY PORTFOLIOS


MID-CAP EQUITY PORTFOLIO


(PHOTO OMITTED)

ALLIED INVESTMENT ADVISORS' EQUITY TEAM

THE MID-CAP EQUITY PORTFOLIO IS MANAGED BY A PORTFOLIO MANAGEMENT TEAM UNDER THE SUPERVISION OF J. ERIC LEO, CHIEF INVESTMENT OFFICER OF AIA AND MANAGING DIRECTOR OF EQUITY RESEARCH. THROUGH THE TEAM APPROACH, THE FIRM SEEKS CONSISTENT IMPLEMENTATION OF PROCESS AND CONTINUITY IN INVESTMENT MANAGEMENT STAFF FOR THE PORTFOLIO.



Mangement Discussion and Analysis

      The ARK Mid-Cap Equity Portfolio posted a modestly negative return for the year versus a modestly positive return for the S&P 400 Mid-Cap Index. While the Portfolio benefited substantially from its aggressive posture last year, the overweight in technology stocks and the tilt to larger-than-benchmark stocks negatively impacted relative performance this year. Mid-cap stocks, however, again generally outperformed the large caps with both the Portfolio and the S&P 400 Mid-Cap Index beating the S&P 500 Composite Index's return for the year ended April 30, 2001.

      Portfolio performance over the course of the year was aptly characterized by its technology positions, as those stocks dominated the best- and worst-performing stocks in the Portfolio. The top contributors to relative performance were Brocade Communications, Plexus, Linear Technology, Jabil Circuit, and Comverse Technology. The worst-performing stocks in the Portfolio were Electronics for Imaging, Teradyne, Copper Mountain Networks, Stan Lee Media and Medimmune. Much of the outperformance from the winners was preserved by selling the stocks early in 2001; of the winners, only Comverse Technology remains a significant position in the Portfolio. Proceeds from technology stock sales were used to build an overweight position in the energy sector and to neutralize underweight positions in consumer spending and utilities relative to the benchmark.

      Over the last year, the market broadened considerably as most sectors outside of technology and telecommunications posted positive results. Looking forward, there is a great deal of uncertainty as to the timing and magnitude of economic recovery which corresponds with low visibility into business plans. In this environment of uncertainty, the strategy for the ARK Mid-Cap Equity Portfolio is to carefully manage risk while actively ferreting out new mid-cap investment opportunities. We believe a combination of reasonable valuations and good growth prospects should provide a number of attractive stocks from which to choose.




April 30, 2001  /   ANNUAL REPORT

                                                 MID-CAP EQUITY PORTFOLIO     93


Performance as of April 30, 2001


                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

              INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

               ARK Mid-Cap
                  Equity                             Lipper
                Portfolio,          S&P 400          Mid-Cap
              Institutional         Mid-Cap         Growth Funds
                  Class              Index         Classification
             ---------------      -----------     -----------------
11/30/96          100,000           100,000           100,000
April 97          100,671           101,178            89,690
April 98          147,906           149,613           129,736
April 99          160,862           159,248           136,547
April 00          223,438           196,703           227,965
April 01          208,802           210,551           175,328


                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

                 RETAIL CLASS A: VALUE OF A $10,000 INVESTMENT

                ARK Mid-Cap  ARK Mid-Cap
                  Equity        Equity                      Lipper
                Portfolio,    Portfolio        S&P 400      Mid-Cap
                  Retail    Retail Class A,    Mid-Cap    Growth Funds
                 Class A*      with load*       Index    Classification
             ---------------  -----------   ----------  --------------
11/30/96          10,000        9,525          10,000       10,000
April 97          10,047        9,570          10,118        8,969
April 98          14,722       14,023          14,961       12,974
April 99          15,982       15,223          15,925       13,655
April 00          21,956       20,913          19,670       22,797
April 01          20,503       19,529          21,055       17,533


------------------------------------------------------------------------------------------------------------
                                                                           S&P 400            LIPPER MID-CAP
                               INST'L                RETAIL                MID-CAP             GROWTH FUNDS
                               CLASS                CLASS A*                INDEX             CLASSIFICATION
------------------------------------------------------------------------------------------------------------
One year total return          -6.55%                -6.62%                 7.04%                -23.09%
------------------------------------------------------------------------------------------------------------
One year total return
with load                         --                -11.04%                 --                     --
------------------------------------------------------------------------------------------------------------
Annualized three year
total return                   12.18%                11.67%                12.07%                 8.84%
------------------------------------------------------------------------------------------------------------
Annualized three year
total return with load           --                   9.88%                  --                    --
------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date              18.30%                17.81%                  --                    --
------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date
with load                        --                  16.52%                  --                    --
------------------------------------------------------------------------------------------------------------

  Past performance of the Portfolio is not predictive of future performance.

  Institutional Class shares were offered beginning November 15, 1996. Retail Class A shares were offered beginning September 1, 1999. Performance for the Retail Class A shares with load reflects the deduction of the 4.75% sales charge.

* Performance shown prior to the actual inception date of the Retail Class A shares represents that of the Institutional Class adjusted for the sales charge and total annual operating expenses applicable to Retail Class A shares. The Retail Class A annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities. Annualized performance since actual inception for Retail Class A shares is 14.49% without load and 11.18% with load.

  The performance for the S&P 400 Mid-Cap Index does not include operating expenses that are incurred by the Portfolio.




                                               ANNUAL REPORT  /   April 30, 2001

Diversification By Sector

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------
17% ENERGY
16% MISCELLANEOUS BUSINESS SERVICES
16% TECHNOLOGY
15% FINANCIAL
14% CONSUMER NON-DURABLE
 8% CHEMICALS & DRUGS
 7% REPURCHASE AGREEMENT
 5% DURABLE GOODS
 1% REGISTERED INVESTMENT COMPANIES
 1% REAL ESTATE INVESTMENT TRUST



Statement of Net Assets


------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
COMMON STOCKS -- 96.6%

       AEROSPACE & DEFENSE -- 0.1%

       HUBBELL, CL B                                              3,816       $        105
                                                              ----------------------------
       TOTAL AEROSPACE & DEFENSE                                              $        105
------------------------------------------------------------------------------------------

       AIR TRANSPORTATION -- 0.1%

       AIRBORNE                                                   2,900                 27
                                                              ----------------------------
       ALASKA AIR GROUP*                                          1,000                 28
                                                              ----------------------------
       TOTAL AIR TRANSPORTATION                                               $         55
------------------------------------------------------------------------------------------

       APPAREL/TEXTILES -- 0.9%

       CINTAS                                                    10,550                462
                                                              ----------------------------
       JONES APPAREL GROUP*                                      10,400                413
                                                              ----------------------------
       WESTPOINT STEVENS                                          3,200                 21
                                                              ----------------------------
       TOTAL APPAREL/TEXTILES                                                 $        896
------------------------------------------------------------------------------------------

       AUTOMOTIVE -- 2.2%

       ARVINMERITOR                                               2,700                 42
                                                              ----------------------------
       AUTONATION*                                               50,000                543
                                                              ----------------------------
       FEDERAL SIGNAL                                             2,882                 66
                                                              ----------------------------
       GENTEX*                                                    3,000                 81
                                                              ----------------------------
       HARLEY-DAVIDSON                                           20,000                922
                                                              ----------------------------
       HARSCO                                                     9,800                277
                                                              ----------------------------
       KAYDON                                                     2,200                 56
                                                              ----------------------------
       MODINE MANUFACTURING                                       1,250                 35
                                                              ----------------------------
       SUPERIOR INDUSTRIES INTERNATIONAL                          1,155                 46
                                                              ----------------------------
       TELEFLEX                                                   3,200                157
                                                              ----------------------------
       TOTAL AUTOMOTIVE                                                       $      2,225
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       BANKS -- 9.9%

       ASSOCIATED BANC-CORP                                       5,362       $        187
                                                              ----------------------------
       ASTORIA FINANCIAL                                          4,000                231
                                                              ----------------------------
       BANKNORTH GROUP                                           16,500                327
                                                              ----------------------------
       CITY NATIONAL                                              4,200                162
                                                              ----------------------------
       COMPASS BANCSHARES                                         9,000                208
                                                              ----------------------------
       DIME BANCORP                                               9,500                317
                                                              ----------------------------
       DOWNEY FINANCIAL                                           7,500                323
                                                              ----------------------------
       FIRST TENNESSEE NATIONAL                                  12,000                392
                                                              ----------------------------
       FIRST VIRGINIA BANKS                                       4,750                208
                                                              ----------------------------
       FIRSTMERIT                                                10,000                247
                                                              ----------------------------
       GOLDEN STATE BANCORP                                      15,000                447
                                                              ----------------------------
       GREATER BAY BANCORP                                        3,500                 96
                                                              ----------------------------
       HIBERNIA, CL A                                            13,500                220
                                                              ----------------------------
       INDYMAC BANCORP*                                           7,100                163
                                                              ----------------------------
       INVESTORS FINANCIAL SERVICES                               3,000                215
                                                              ----------------------------
       M&T BANK                                                  11,000                787
                                                              ----------------------------
       MARSHALL & ILSLEY                                         13,500                681
                                                              ----------------------------
       MERCANTILE BANKSHARES                                      5,075                191
                                                              ----------------------------
       NATIONAL COMMERCE BANCORP                                 19,065                475
                                                              ----------------------------
       NORTH FORK BANCORPORATION                                 46,000              1,221
                                                              ----------------------------
       PACIFIC CENTURY FINANCIAL                                  4,000                 90
                                                              ----------------------------
       PROVIDENT FINANCIAL GROUP                                  3,500                104
                                                              ----------------------------
       SILICON VALLEY BANCSHARES*                                 4,500                113
                                                              ----------------------------
       SOVEREIGN BANCORP                                         14,600                155
                                                              ----------------------------
       TCF FINANCIAL                                             36,500              1,388
                                                              ----------------------------
       WILMINGTON TRUST                                           1,900                110
                                                              ----------------------------
       ZIONS BANCORPORATION                                      15,000                799
                                                              ----------------------------
       TOTAL BANKS                                                            $      9,857
------------------------------------------------------------------------------------------

       BROADCASTING, NEWSPAPERS & ADVERTISING -- 2.2%

       CATALINA MARKETING*                                        2,500                 87
                                                              ----------------------------
       CHRIS-CRAFT INDUSTRIES*                                    2,663                189
                                                              ----------------------------
       COX COMMUNICATIONS, CL A*                                 10,000                455
                                                              ----------------------------
       ENTERCOM COMMUNICATIONS*                                   2,500                114
                                                              ----------------------------
       HISPANIC BROADCASTING*                                     9,000                216
                                                              ----------------------------
       STAN LEE MEDIA* (B)                                       48,200                 --
                                                              ----------------------------
       TRUE NORTH COMMUNICATIONS                                  7,500                286
                                                              ----------------------------
       UNIVISION COMMUNICATIONS, CL A*                           19,000                830
                                                              ----------------------------
       TOTAL BROADCASTING, NEWSPAPERS
       & ADVERTISING                                                          $      2,177
------------------------------------------------------------------------------------------
       BUILDING & CONSTRUCTION -- 1.9%

       AMERICAN STANDARD*                                         6,000                362
                                                              ----------------------------
       CEMEX, ADR                                                30,000                695
                                                              ----------------------------
       CLAYTON HOMES                                             11,701                163
                                                              ----------------------------
       DYCOM INDUSTRIES*                                          3,000                 49
                                                              ----------------------------
       LENNAR                                                     2,500                109
                                                              ----------------------------
       MARTIN MARIETTA MATERIALS                                  5,000                230
                                                              ----------------------------
       VULCAN MATERIALS                                           5,925                274
                                                              ----------------------------
       TOTAL BUILDING & CONSTRUCTION                                          $      1,882
------------------------------------------------------------------------------------------

April 30, 2001  /   ANNUAL REPORT

                                       MID-CAP EQUITY PORTFOLIO (CONTINUED)   95


------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       CHEMICALS -- 0.9%

       AIRGAS*                                                    6,000       $         54
                                                              ----------------------------
       CABOT                                                      5,000                163
                                                              ----------------------------
       CABOT MICROELECTRONICS*                                    1,402                 90
                                                              ----------------------------
       FERRO                                                      1,575                 33
                                                              ----------------------------
       HB FULLER                                                    590                 24
                                                              ----------------------------
       IMC GLOBAL                                                 8,500                102
                                                              ----------------------------
       LYONDELL CHEMICAL                                         10,000                157
                                                              ----------------------------
       LUBRIZOL                                                   2,900                 85
                                                              ----------------------------
       MINERALS TECHNOLOGIES                                      1,900                 73
                                                              ----------------------------
       SOLUTIA                                                   11,700                149
                                                              ----------------------------
       TOTAL CHEMICALS                                                        $        930
------------------------------------------------------------------------------------------

       COMMUNICATIONS EQUIPMENT -- 2.8%

       3COM*                                                     40,000                261
                                                              ----------------------------
       ADVANCED FIBRE COMMUNICATION*                             10,000                157
                                                              ----------------------------
       COMVERSE TECHNOLOGY*                                       6,000                411
                                                              ----------------------------
       EMS TECHNOLOGIES*                                         25,000                363
                                                              ----------------------------
       HARRIS                                                     7,000                201
                                                              ----------------------------
       L-3 COMMUNICATIONS HOLDINGS*                               3,000                232
                                                              ----------------------------
       MACROVISION*                                               6,000                343
                                                              ----------------------------
       PLANTRONICS*                                               2,500                 49
                                                              ----------------------------
       POLYCOM*                                                   6,000                139
                                                              ----------------------------
       POWERWAVE TECHNOLOGIES*                                    4,900                 89
                                                              ----------------------------
       SAWTEK*                                                    5,000                123
                                                              ----------------------------
       SIRIUS SATELLITE RADIO*                                    8,000                 82
                                                              ----------------------------
       VISHAY INTERTECHNOLOGY*                                   13,950                348
                                                              ----------------------------
       TOTAL COMMUNICATIONS EQUIPMENT                                         $      2,798
------------------------------------------------------------------------------------------

       COMPUTER SOFTWARE -- 2.3%

       CHOICEPOINT*                                               3,000                111
                                                              ----------------------------
       INFORMIX*                                                 18,000                 90
                                                              ----------------------------
       NETWORK ASSOCIATES*                                       22,000                243
                                                              ----------------------------
       RATIONAL SOFTWARE*                                        10,500                254
                                                              ----------------------------
       RETEK*                                                     6,000                173
                                                              ----------------------------
       SYBASE*                                                   25,000                394
                                                              ----------------------------
       SYMANTEC*                                                 10,000                648
                                                              ----------------------------
       SYNOPSYS*                                                  6,000                345
                                                              ----------------------------
       TRANSACTION SYSTEMS ARCHITECTS, CL A*                      2,300                 19
                                                              ----------------------------
       TOTAL COMPUTER SOFTWARE                                                $      2,277
------------------------------------------------------------------------------------------

       COMPUTERS & SERVICES -- 5.6%

       AFFILIATED COMPUTER SERVICES, CL A*                        3,500                252
                                                              ----------------------------
       AMERICAN POWER CONVERSION*                                15,500                219
                                                              ----------------------------
       ARROW ELECTRONICS*                                         7,000                196
                                                              ----------------------------
       AVNET                                                      7,350                187
                                                              ----------------------------
       AVOCENT*                                                   1,500                 37
                                                              ----------------------------
       CADENCE DESIGN SYSTEMS*                                   27,000                559
                                                              ----------------------------
       CERIDIAN CORP*                                            16,500                297
                                                              ----------------------------



------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       CDW COMPUTER CENTERS*                                     10,000       $        404
                                                              ----------------------------
       CHECKFREE*                                                 5,000                199
                                                              ----------------------------
       DST SYSTEMS*                                              13,500                663
                                                              ----------------------------
       DIEBOLD                                                    3,854                126
                                                              ----------------------------
       JACK HENRY & ASSOCIATES                                    6,000                169
                                                              ----------------------------
       INFOCUS*                                                   5,000                 98
                                                              ----------------------------
       MACROMEDIA*                                                3,800                 86
                                                              ----------------------------
       MENTOR GRAPHICS*                                          10,000                263
                                                              ----------------------------
       NATIONAL INSTRUMENTS*                                      5,700                199
                                                              ----------------------------
       QUANTUM - DLT & STORAGE*                                   5,000                 57
                                                              ----------------------------
       SANDISK*                                                   7,600                204
                                                              ----------------------------
       SCI SYSTEMS*                                              19,900                508
                                                              ----------------------------
       SUNGARD DATA SYSTEMS*                                     15,000                829
                                                              ----------------------------
       TOTAL COMPUTERS & SERVICES                                             $      5,552
------------------------------------------------------------------------------------------

       DRUGS -- 8.0%

       AMERISOURCE HEALTH, CL A*                                  5,550                300
                                                              ----------------------------
       BARR LABORATORIES*                                         4,000                232
                                                              ----------------------------
       BIOGEN*                                                   10,000                647
                                                              ----------------------------
       CARTER-WALLACE                                             2,400                 54
                                                              ----------------------------
       COR THERAPEUTICS*                                          2,500                 77
                                                              ----------------------------
       FOREST LABORATORIES*                                       2,000                122
                                                              ----------------------------
       GENZYME - GENL DIVISION*                                  12,524              1,365
                                                              ----------------------------
       ICN PHARMACEUTICALS                                        5,000                128
                                                              ----------------------------
       IDEC PHARMACEUTICALS*                                     27,000              1,328
                                                              ----------------------------
       IVAX*                                                     15,000                601
                                                              ----------------------------
       MEDIMMUNE*                                                11,100                435
                                                              ----------------------------
       MILLENNIUM PHARMACEUTICALS*                               29,000              1,079
                                                              ----------------------------
       MYLAN LABORATORIES                                        15,000                401
                                                              ----------------------------
       PERRIGO*                                                   6,050                 72
                                                              ----------------------------
       PROTEIN DESIGN LABS*                                       8,500                546
                                                              ----------------------------
       SEPRACOR*                                                  9,300                245
                                                              ----------------------------
       VERTEX PHARMACEUTICALS*                                    8,000                308
                                                              ----------------------------
       TOTAL DRUGS                                                            $      7,940
------------------------------------------------------------------------------------------

       ELECTRICAL EQUIPMENT & SERVICES -- 6.8%

       AES*                                                       2,195                105
                                                              ----------------------------
       ALLEGHENY ENERGY                                           6,229                319
                                                              ----------------------------
       ALLETE                                                     8,450                206
                                                              ----------------------------
       ALLIANT ENERGY                                             5,500                172
                                                              ----------------------------
       AQUILA*                                                   16,000                485
                                                              ----------------------------
       BLACK HILLS                                                2,200                113
                                                              ----------------------------
       CLECO                                                      2,800                126
                                                              ----------------------------
       CONECTIV                                                   8,687                194
                                                              ----------------------------
       DPL                                                       10,000                310
                                                              ----------------------------
       DQE                                                       10,000                304
                                                              ----------------------------
       ENERGY EAST                                               13,300                268
                                                              ----------------------------
       HAWAIIAN ELECTRIC INDUSTRIES                               4,775                178
                                                              ----------------------------
       IDACORP                                                    4,350                167
                                                              ----------------------------


                                               ANNUAL REPORT  /   April 30, 2001

------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       KANSAS CITY POWER & LIGHT                                  3,250       $         85
                                                              ----------------------------
       MONTANA POWER                                             10,000                125
                                                              ----------------------------
       NORTHEAST UTILITIES                                       16,300                291
                                                              ----------------------------
       NSTAR                                                      5,000                202
                                                              ----------------------------
       NU HORIZONS ELECTRONICS*                                  12,500                114
                                                              ----------------------------
       OGE ENERGY                                                 6,106                135
                                                              ----------------------------
       ORION POWER HOLDINGS*                                     15,000                483
                                                              ----------------------------
       POTOMAC ELECTRIC POWER                                    12,550                274
                                                              ----------------------------
       PUBLIC SERVICE OF NEW MEXICO                               4,400                159
                                                              ----------------------------
       PUGET ENERGY                                               6,200                147
                                                              ----------------------------
       SCANA                                                     11,950                335
                                                              ----------------------------
       SIERRA PACIFIC RESOURCES                                   9,400                150
                                                              ----------------------------
       TECO ENERGY                                               11,872                380
                                                              ----------------------------
       WESTERN RESOURCES                                          7,500                186
                                                              ----------------------------
       WISCONSIN ENERGY                                          13,600                299
                                                              ----------------------------
       XCEL ENERGY                                               15,000                468
                                                              ----------------------------
       TOTAL ELECTRICAL EQUIPMENT & SERVICES                                  $      6,780
------------------------------------------------------------------------------------------

       ELECTRICAL TECHNOLOGY -- 0.2%

       ENERGIZER HOLDINGS*                                       10,000                238
                                                              ----------------------------
       TOTAL ELECTRICAL TECHNOLOGY                                            $        238
------------------------------------------------------------------------------------------

       ENTERTAINMENT -- 1.1%

       INTERNATIONAL GAME TECHNOLOGY*                             6,600                369
                                                              ----------------------------
       INTERNATIONAL SPEEDWAY, CL A                               2,000                 90
                                                              ----------------------------
       MANDALAY RESORT GROUP*                                     7,500                178
                                                              ----------------------------
       PARK PLACE ENTERTAINMENT*                                 30,000                334
                                                              ----------------------------
       SIX FLAGS*                                                 6,500                143
                                                              ----------------------------
       TOTAL ENTERTAINMENT                                                    $      1,114
------------------------------------------------------------------------------------------

       FINANCIAL SERVICES -- 3.3%

       AG EDWARDS                                                 8,018                326
                                                              ----------------------------
       AMERICREDIT*                                               2,500                116
                                                              ----------------------------
       DUN & BRADSTREET*                                          4,000                111
                                                              ----------------------------
       E*TRADE GROUP*                                            28,000                263
                                                              ----------------------------
       FEDERATED INVESTORS, CL B                                 18,000                525
                                                              ----------------------------
       GREENPOINT FINANCIAL                                       8,200                302
                                                              ----------------------------
       INVESTMENT TECHNOLOGY GROUP*                               5,000                244
                                                              ----------------------------
       LABRANCHE*                                                 6,500                234
                                                              ----------------------------
       LEGG MASON                                                 4,600                220
                                                              ----------------------------
       NEUBERGER BERMAN                                           9,000                644
                                                              ----------------------------
       WADDELL & REED FINANCIAL, CL A                            10,000                304
                                                              ----------------------------
       TOTAL FINANCIAL SERVICES                                               $      3,289
------------------------------------------------------------------------------------------

       FOOD, BEVERAGE & TOBACCO -- 3.1%

       DEAN FOODS                                                 3,575                132
                                                              ----------------------------
       HAIN CELESTIAL GROUP*                                     30,000                751
                                                              ----------------------------
       HORMEL FOODS                                               7,600                157
                                                              ----------------------------
       IBP                                                       19,900                316
                                                              ----------------------------


------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       INTERSTATE BAKERIES                                        5,200       $         73
                                                              ----------------------------
       LANCASTER COLONY                                           1,848                 56
                                                              ----------------------------
       MCCORMICK                                                  5,750                226
                                                              ----------------------------
       PEPSIAMERICAS                                             15,300                227
                                                              ----------------------------
       RJ REYNOLDS TOBACCO HOLDINGS                              10,000                586
                                                              ----------------------------
       SENSIENT TECHNOLOGIES                                      2,400                 43
                                                              ----------------------------
       SUIZA FOODS*                                               2,500                116
                                                              ----------------------------
       TOOTSIE ROLL INDUSTRIES                                    2,575                125
                                                              ----------------------------
       TYSON FOODS, CL A                                         17,510                241
                                                              ----------------------------
       TOTAL FOOD, BEVERAGE & TOBACCO                                         $      3,049
------------------------------------------------------------------------------------------

       FORESTRY -- 0.1%

       RAYONIER                                                   2,100                 92
                                                              ----------------------------
       TOTAL FORESTRY                                                         $         92
------------------------------------------------------------------------------------------

       GAS/NATURAL GAS -- 0.8%

       AGL RESOURCES                                              2,150                 49
                                                              ----------------------------
       MCN ENERGY GROUP                                           4,100                108
                                                              ----------------------------
       NATIONAL FUEL GAS                                          1,425                 80
                                                              ----------------------------
       QUESTAR                                                    5,800                187
                                                              ----------------------------
       UTILICORP UNITED                                           9,425                333
                                                              ----------------------------
       WGL HOLDINGS                                               2,000                 57
                                                              ----------------------------
       TOTAL GAS/NATURAL GAS                                                  $        814
------------------------------------------------------------------------------------------

       HOUSEHOLD PRODUCTS -- 0.2%

       DIAL                                                      10,700                140
                                                              ----------------------------
       RPM                                                        3,890                 37
                                                              ----------------------------
       TOTAL HOUSEHOLD PRODUCTS                                               $        177
------------------------------------------------------------------------------------------

       INSURANCE -- 3.3%

       AFLAC                                                     10,920                347
                                                              ----------------------------
       ALLMERICA FINANCIAL                                        9,000                454
                                                              ----------------------------
       AMERICAN FINANCIAL GROUP                                   4,500                120
                                                              ----------------------------
       ARTHUR J GALLAGHER                                         8,400                212
                                                              ----------------------------
       EVEREST RE GROUP                                           4,000                255
                                                              ----------------------------
       FIRST HEALTH GROUP*                                        2,800                146
                                                              ----------------------------
       HEALTH NET*                                               10,000                215
                                                              ----------------------------
       LEUCADIA NATIONAL                                          1,000                 32
                                                              ----------------------------
       MONY GROUP                                                 5,000                176
                                                              ----------------------------
       OHIO CASUALTY                                              5,000                 46
                                                              ----------------------------
       OLD REPUBLIC INTERNATIONAL                                10,000                289
                                                              ----------------------------
       OXFORD HEALTH PLANS*                                       4,300                134
                                                              ----------------------------
       PACIFICARE HEALTH SYSTEMS*                                 3,153                112
                                                              ----------------------------
       PMI GROUP                                                  2,550                164
                                                              ----------------------------
       PROTECTIVE LIFE                                            4,900                147
                                                              ----------------------------
       RADIAN GROUP                                               3,000                232
                                                              ----------------------------
       UNITRIN                                                    5,000                186
                                                              ----------------------------
       TOTAL INSURANCE                                                        $      3,267
------------------------------------------------------------------------------------------



April 30, 2001  /   ANNUAL REPORT

                                       MID-CAP EQUITY PORTFOLIO (CONTINUED)   97

------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       LEISURE PRODUCTS -- 1.1%

       CALLAWAY GOLF                                              9,000       $        218
                                                              ----------------------------
       ELECTRONIC ARTS                                           15,500                878
                                                              ----------------------------
       TOTAL LEISURE PRODUCTS                                                 $      1,096
------------------------------------------------------------------------------------------

       LUMBER & WOOD PRODUCTS -- 0.1%

       GEORGIA-PACIFIC (TIMBER GROUP)                             5,000                148
                                                              ----------------------------
       TOTAL LUMBER & WOOD PRODUCTS                                           $        148
------------------------------------------------------------------------------------------

       MACHINERY -- 1.6%

       CARLISLE                                                   1,200                 44
                                                              ----------------------------
       COOPER CAMERON*                                            7,000                441
                                                              ----------------------------
       DONALDSON                                                  2,200                 61
                                                              ----------------------------
       FLOWSERVE*                                                 2,137                 60
                                                              ----------------------------
       GRANT PRIDECO*                                            15,000                300
                                                              ----------------------------
       KENNAMETAL                                                 1,600                 52
                                                              ----------------------------
       LAM RESEARCH*                                              7,500                222
                                                              ----------------------------
       PENTAIR                                                    1,574                 48
                                                              ----------------------------
       SPX*                                                       3,000                338
                                                              ----------------------------
       TOTAL MACHINERY                                                        $      1,566
------------------------------------------------------------------------------------------

       MANUFACTURING -- 0.3%

       NEWPORT NEWS SHIPBUILDING                                  4,000                259
                                                              ----------------------------
       TRINITY INDUSTRIES                                         3,200                 62
                                                              ----------------------------
       TOTAL MANUFACTURING                                                    $        321
------------------------------------------------------------------------------------------

       MARINE TRANSPORTATION -- 0.0%

       ALEXANDER & BALDWIN                                        1,900                 43
                                                              ----------------------------
       TOTAL MARINE TRANSPORTATION                                            $         43
------------------------------------------------------------------------------------------

       MEASURING DEVICES -- 1.4%

       BECKMAN COULTER                                            4,500                160
                                                              ----------------------------
       NEWPORT                                                    6,500                245
                                                              ----------------------------
       WATERS*                                                   20,000              1,044
                                                              ----------------------------
       TOTAL MEASURING DEVICES                                                $      1,449
------------------------------------------------------------------------------------------

       MEDICAL PRODUCTS & SERVICES -- 2.6%

       APOGENT TECHNOLOGIES*                                      7,800                179
                                                              ----------------------------
       BERGEN BRUNSWIG, CL A                                      5,112                 94
                                                              ----------------------------
       DENTSPLY INTERNATIONAL                                     3,900                153
                                                              ----------------------------
       EXPRESS SCRIPTS, CL A*                                     4,000                340
                                                              ----------------------------
       GILEAD SCIENCES*                                           7,000                343
                                                              ----------------------------
       HEALTH MANAGEMENT ASSOCIATES, CL A*                       25,000                448
                                                              ----------------------------
       LINCARE HOLDINGS*                                          3,200                160
                                                              ----------------------------
       MINIMED*                                                   9,400                375
                                                              ----------------------------
       ORATEC INTERVENTIONS*                                      5,000                 31
                                                              ----------------------------
       STERIS*                                                    5,300                 96
                                                              ----------------------------
       TRIGON HEALTHCARE*                                         4,000                241
                                                              ----------------------------
       VISX*                                                      7,000                142
                                                              ----------------------------
       TOTAL MEDICAL PRODUCTS & SERVICES                                      $      2,602
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       MISCELLANEOUS BUSINESS SERVICES -- 6.1%

       ACXIOM*                                                   15,000       $        228
                                                              ----------------------------
       BISYS GROUP                                               12,600                607
                                                              ----------------------------
       CONCORD EFS*                                              12,850                598
                                                              ----------------------------
       CONVERGYS*                                                28,700              1,048
                                                              ----------------------------
       CSG SYSTEMS INTERNATIONAL*                                 2,700                157
                                                              ----------------------------
       FISERV*                                                   10,718                593
                                                              ----------------------------
       GTECH HOLDINGS*                                            1,000                 33
                                                              ----------------------------
       MANPOWER                                                   7,000                226
                                                              ----------------------------
       NOVA/GEORGIA*                                              5,500                125
                                                              ----------------------------
       PLEXUS*                                                    6,200                190
                                                              ----------------------------
       REYNOLDS & REYNOLDS, CL A                                  4,100                 85
                                                              ----------------------------
       SENSORMATIC ELECTRONICS*                                  58,800                853
                                                              ----------------------------
       SOTHEBY'S HOLDINGS, CL A*                                  4,300                 78
                                                              ----------------------------
       VIAD                                                       6,900                172
                                                              ----------------------------
       WESTWOOD ONE*                                             30,000                787
                                                              ----------------------------
       WIND RIVER SYSTEMS*                                       10,000                281
                                                              ----------------------------
       TOTAL MISCELLANEOUS BUSINESS SERVICES                                  $      6,061
------------------------------------------------------------------------------------------

       OFFICE FURNITURE & FIXTURES -- 1.8%

       HERMAN MILLER                                              5,900                157
                                                              ----------------------------
       HILLENBRAND INDUSTRIES                                     6,000                303
                                                              ----------------------------
       HON INDUSTRIES                                             2,400                 60
                                                              ----------------------------
       LEAR*                                                     35,600              1,282
                                                              ----------------------------
       TOTAL OFFICE FURNITURE & FIXTURES                                      $      1,802
------------------------------------------------------------------------------------------

       PAPER & PAPER PRODUCTS -- 0.1%

       BOWATER                                                    2,650                129
                                                              ----------------------------
       TOTAL PAPER & PAPER PRODUCTS                                           $        129
------------------------------------------------------------------------------------------

       PETROLEUM & FUEL PRODUCTS -- 8.4%

       BJ SERVICES*                                               8,800                724
                                                              ----------------------------
       CROSS TIMBERS OIL                                         58,500              1,588
                                                              ----------------------------
       DEVON ENERGY                                              15,000                885
                                                              ----------------------------
       ENSCO INTERNATIONAL                                       15,500                603
                                                              ----------------------------
       GLOBAL MARINE*                                            14,075                405
                                                              ----------------------------
       HANOVER COMPRESSOR*                                        2,500                 91
                                                              ----------------------------
       HELMERICH & PAYNE                                          6,000                307
                                                              ----------------------------
       MARINE DRILLING*                                           6,500                195
                                                              ----------------------------
       NATIONAL-OILWELL*                                          9,100                360
                                                              ----------------------------
       NOBLE AFFILIATES                                           4,400                191
                                                              ----------------------------
       OCEAN ENERGY                                              12,000                222
                                                              ----------------------------
       PIONEER NATURAL RESOURCES*                                 5,500                105
                                                              ----------------------------
       SMITH INTERNATIONAL*                                      15,200              1,234
                                                              ----------------------------
       TIDEWATER                                                  4,855                228
                                                              ----------------------------
       VALERO ENERGY                                              3,300                159
                                                              ----------------------------
       VARCO INTERNATIONAL*                                      11,000                257
                                                              ----------------------------
       WEATHERFORD INTERNATIONAL*                                15,000                873
                                                              ----------------------------
       TOTAL PETROLEUM & FUEL PRODUCTS                                        $      8,427
------------------------------------------------------------------------------------------



                                               ANNUAL REPORT  /   April 30, 2001

------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       PETROLEUM REFINING -- 0.8%

       MURPHY OIL                                                 2,400       $        197
                                                              ----------------------------
       TOSCO                                                      9,300                428
                                                              ----------------------------
       ULTRAMAR DIAMOND SHAMROCK                                  4,800                217
                                                              ----------------------------
       TOTAL PETROLEUM REFINING                                               $        842
------------------------------------------------------------------------------------------

       PRINTING & PUBLISHING -- 1.4%

       BELO, CL A                                                 7,200                127
                                                              ----------------------------
       HARTE-HANKS COMMUNICATIONS                                 5,000                115
                                                              ----------------------------
       HOUGHTON MIFFLIN                                           1,380                 63
                                                              ----------------------------
       LEE ENTERPRISES                                            1,850                 58
                                                              ----------------------------
       MEDIA GENERAL, CL A                                        1,100                 53
                                                              ----------------------------
       READERS DIGEST, CL A                                       7,500                207
                                                              ----------------------------
       SCHOLASTIC*                                                1,200                 50
                                                              ----------------------------
       VALASSIS COMMUNICATIONS*                                   5,800                205
                                                              ----------------------------
       WASHINGTON POST, CL B                                        950                552
                                                              ----------------------------
       TOTAL PRINTING & PUBLISHING                                            $      1,430
------------------------------------------------------------------------------------------

       PROFESSIONAL SERVICES -- 0.5%

       APOLLO GROUP, CL A*                                       10,500                327
                                                              ----------------------------
       DEVRY*                                                     5,000                158
                                                              ----------------------------
       TOTAL PROFESSIONAL SERVICES                                            $        485
------------------------------------------------------------------------------------------

       REAL ESTATE INVESTMENT TRUST -- 0.6%

       ARCHSTONE COMMUNITIES TRUST                               25,000                644
                                                              ----------------------------
       TOTAL REAL ESTATE INVESTMENT TRUST                                     $        644
------------------------------------------------------------------------------------------

       RETAIL -- 4.2%

       ABERCROMBIE & FITCH, CL A*                                10,975                365
                                                              ----------------------------
       AMERICAN EAGLE OUTFITTERS*                                 3,000                112
                                                              ----------------------------
       BEST BUY*                                                 10,000                550
                                                              ----------------------------
       BJ'S WHOLESALE CLUB*                                       6,000                272
                                                              ----------------------------
       BOB EVANS FARMS                                            3,000                 57
                                                              ----------------------------
       BRINKER INTERNATIONAL*                                     7,273                209
                                                              ----------------------------
       CBRL GROUP                                                 3,500                 69
                                                              ----------------------------
       DOLLAR TREE STORES*                                        7,750                162
                                                              ----------------------------
       FAMILY DOLLAR STORES                                      18,000                459
                                                              ----------------------------
       FASTENAL                                                   1,650                107
                                                              ----------------------------
       LANDS' END*                                                3,350                 99
                                                              ----------------------------
       LONE STAR STEAKHOUSE & SALOON                              3,000                 36
                                                              ----------------------------
       NEIMAN-MARCUS GROUP, CL A*                                 5,400                175
                                                              ----------------------------
       OUTBACK STEAKHOUSE*                                        5,700                165
                                                              ----------------------------
       PAPA JOHN'S INTERNATIONAL*                                 2,500                 70
                                                              ----------------------------
       SAKS*                                                     10,000                119
                                                              ----------------------------



------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       TECH DATA*                                                 4,500       $        157
                                                              ----------------------------
       TIFFANY                                                   25,000                810
                                                              ----------------------------
       WILLIAMS-SONOMA*                                           7,600                229
                                                              ----------------------------
       TOTAL RETAIL                                                           $      4,222
------------------------------------------------------------------------------------------

       RUBBER & PLASTIC -- 0.2%

       SONOCO PRODUCTS                                            7,550                169
                                                              ----------------------------
       TOTAL RUBBER & PLASTIC                                                 $        169
------------------------------------------------------------------------------------------

       SEMI-CONDUCTORS/INSTRUMENTS -- 4.5%

       ATMEL*                                                    35,400                492
                                                              ----------------------------
       CIRRUS LOGIC*                                              5,000                 81
                                                              ----------------------------
       CYPRESS SEMICONDUCTOR*                                    18,250                412
                                                              ----------------------------
       INTEGRATED DEVICE TECHNOLOGY*                              6,350                249
                                                              ----------------------------
       INTERNATIONAL RECTIFIER*                                   5,000                278
                                                              ----------------------------
       KEMET*                                                    10,000                205
                                                              ----------------------------
       LATTICE SEMICONDUCTOR*                                     5,000                123
                                                              ----------------------------
       MAXIM INTEGRATED PRODUCTS*                                 4,495                229
                                                              ----------------------------
       MICREL*                                                    7,500                255
                                                              ----------------------------
       MICROCHIP TECHNOLOGY*                                     17,250                499
                                                              ----------------------------
       NVIDIA*                                                    5,400                450
                                                              ----------------------------
       RF MICRO DEVICES*                                         12,600                370
                                                              ----------------------------
       SANMINA*                                                  10,000                292
                                                              ----------------------------
       SEMTECH*                                                  10,000                288
                                                              ----------------------------
       TRIQUINT SEMICONDUCTOR*                                    8,000                232
                                                              ----------------------------
       TOTAL SEMI-CONDUCTORS/INSTRUMENTS                                      $      4,455
------------------------------------------------------------------------------------------

       SPECIALTY CONSTRUCTION -- 0.2%

       QUANTA SERVICES*                                           6,100                157
                                                              ----------------------------
       TOTAL SPECIALTY CONSTRUCTION                                           $        157
------------------------------------------------------------------------------------------

       STEEL & STEEL WORKS -- 0.2%

       AK STEEL HOLDING                                           3,500                 45
                                                              ----------------------------
       CARPENTER TECHNOLOGY                                       1,100                 29
                                                              ----------------------------
       PRECISION CASTPARTS                                        2,100                 78
                                                              ----------------------------
       TOTAL STEEL & STEEL WORKS                                              $        152
------------------------------------------------------------------------------------------

       TELEPHONES & TELECOMMUNICATIONS -- 1.5%

       ADTRAN*                                                    4,500                123
                                                              ----------------------------
       BROADWING*                                                17,700                439
                                                              ----------------------------
       COMMSCOPE*                                                 5,600                106
                                                              ----------------------------
       MASTEC*                                                    2,500                 37
                                                              ----------------------------
       TELEPHONE & DATA SYSTEMS                                   6,400                672
                                                              ----------------------------
       TRANSWITCH*                                                9,500                165
                                                              ----------------------------
       TOTAL TELEPHONES & TELECOMMUNICATIONS                                  $      1,542
------------------------------------------------------------------------------------------




April 30, 2001  /   ANNUAL REPORT

                                       MID-CAP EQUITY PORTFOLIO (CONCLUDED)   99


------------------------------------------------------------------------------------------
                                                          SHARES/PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       TESTING LABORATORIES -- 0.9%

       INCYTE GENOMICS*                                           5,000       $         81
                                                              ----------------------------
       QUEST DIAGNOSTICS*                                         7,000                862
                                                              ----------------------------
       TOTAL TESTING LABORATORIES                                             $        943
------------------------------------------------------------------------------------------

       TOYS -- 0.9%

       HASBRO                                                    70,000                857
                                                              ----------------------------
       TOTAL TOYS                                                             $        857
------------------------------------------------------------------------------------------

       TRANSPORTATION SERVICES -- 1.1%

       CH ROBINSON WORLDWIDE                                     11,000                298
                                                              ----------------------------
       CNF                                                        4,400                135
                                                              ----------------------------
       EXPEDITORS INTERNATIONAL WASHINGTON                        5,600                280
                                                              ----------------------------
       GALILEO INTERNATIONAL                                     10,000                244
                                                              ----------------------------
       GATX                                                       2,550                102
                                                              ----------------------------
       TOTAL TRANSPORTATION SERVICES                                          $      1,059
------------------------------------------------------------------------------------------

       WATER UTILITIES -- 0.3%

       AMERICAN WATER WORKS                                      11,200                347
                                                              ----------------------------
       TOTAL WATER UTILITIES                                                  $        347
------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $90,799)                                                                $     96,462
------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES -- 1.5%

       MID CAP SPDR TRUST, SER 1                                  2,500                233
                                                              ----------------------------
       LARGE CAP SPDR TRUST, SER 1                               10,000              1,249
                                                              ----------------------------
TOTAL REGISTERED INVESTMENT COMPANIES
(COST $1,482)                                                                 $      1,482
------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 7.3%

       CREDIT SUISSE FIRST BOSTON, 4.600%, DATED
       04/30/01, MATURES 05/01/01, REPURCHASE
       PRICE $7,245,561 (COLLATERALIZED BY
       U.S. GOVERNMENT OBLIGATIONS:
       TOTAL MARKET VALUE $7,391,741)                         $   7,245              7,245
                                                              ----------------------------
TOTAL REPURCHASE AGREEMENT
(COST $7,245)                                                                 $      7,245
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
WARRANTS -- 0.0%

       DIME BANCORP* (A)                                          9,500       $          2
                                                              ----------------------------
TOTAL WARRANTS
(COST $0)                                                                     $          2
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 105.4%
(COST $99,526)                                                                $    105,191
------------------------------------------------------------------------------------------
PAYABLE FOR INVESTMENT SECURITIES PURCHASED-- (5.6%)                                (5,601)
                                                              ----------------------------
OTHER ASSETS AND LIABILITIES, NET-- 0.2%                                               216
                                                              ----------------------------
OTHER ASSETS AND LIABILITIES, NET-- (5.4%)                                    $     (5,385)
------------------------------------------------------------------------------------------

NET ASSETS:

PORTFOLIO SHARES OF INSTITUTIONAL CLASS
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 7,225,327 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                         82,524
                                                                              ------------
PORTFOLIO SHARES OF RETAIL CLASS A
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 341,195 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                          5,355
                                                                              ------------
ACCUMULATED NET INVESTMENT LOSS                                                         (1)
                                                                              ------------
ACCUMULATED NET REALIZED GAIN ON INVESTMENTS                                         6,263
                                                                              ------------
NET UNREALIZED APPRECIATION ON INVESTMENTS                                           5,665
                                                                              ------------
TOTAL NET ASSETS-- 100.0%                                                     $     99,806
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- INSTITUTIONAL CLASS                                        $13.19
------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION
       PRICE PER SHARE-- RETAIL CLASS A                                             $13.16
------------------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE --
       RETAIL CLASS A ($13.16 / 95.25%)                                             $13.82
------------------------------------------------------------------------------------------


*Non-income producing security.
(A) This warrant represents a potential settlement in a legal claim. There is no strike price or expiration date for this warrant.
(B) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees as of April 30, 2001. This security has since resumed trading.
ADR -- American Depository Receipt
Cl -- Class
Ser -- Series
SPDR -- Standard & Poor's Depositary Receipts
The accompanying notes are an integral part of the financial statements.




                                               ANNUAL REPORT  /   April 30, 2001

100  EQUITY PORTFOLIOS


SMALL-CAP EQUITY PORTFOLIO


(PHOTO APPEARS HERE)

H. GILES KNIGHT
PORTFOLIO MANAGER

H. GILES KNIGHT IS MANAGER OF THE SMALL-CAP EQUITY PORTFOLIO. HE HAS BEEN A PRINCIPAL OF AIA AND PORTFOLIO MANAGER SINCE SEPTEMBER 1996 AND A SENIOR VICE PRESIDENT OF ALLFIRST SINCE JANUARY 1995. PRIOR TO JOINING ALLFIRST, MR. KNIGHT WAS WITH ASB CAPITAL MANAGE-MENT, A SUBSIDIARY OF NATIONS BANK, FROM 1990 TO 1994. HE WAS DIRECTOR OF SPECIAL EQUITY INVESTMENTS, CAPITAL MARKETS DIVISION, WHERE HE WAS RESPONSIBLE FOR ONE MUTUAL FUND AND SIX EMPLOYEE BENEFIT AND PERSONAL TRUST COMMON STOCK FUNDS. MR. KNIGHT HAS NEARLY 30 YEARS OF INVESTMENT EXPERIENCE.

Management Discussion and Analysis

      United States equity markets declined sharply this year as the Federal Reserve's attempt to slow the economy through a series of interest rate hikes finally had results. Volatility continued to be the "watchword" as any gains were soon given back. However, the Fed changed policy rapidly in early 2001, eventually cutting rates by 200 basis points over the next few months. Much of the carnage was caused by the decline in technology and telecommunications stocks, which suffered from extreme over-capacity in telecommunications equipment. Sales of personal computers, and microchips, with their corresponding testing equipment, both saw a sharp decline in orders. Percentage-wise, the greatest damage was done in the dot-com stocks, which, as most people perhaps felt in their heart of hearts, were truly a bubble, but oh, it was fun while it lasted!

      In addition to avoiding dot-com damage, the ARK Small-Cap Equity Portfolio made a strategic change in the spring and summer of 2000 and this included the reduction of holdings in the technology and telecommunications groups, with the proceeds being used to increase emphasis on energy, finance and healthcare. This proved to be the right move as it helped the Portfolio's performance.

      Looking ahead, we believe 2001 will be a much better year for stocks as interest rates are expected to ease further, eventually allowing the economy to regain its strength. The Portfolio remains over-weighted in finance, energy and healthcare. We expect regional banks and savings and loan shares to provide better growth than industry in general. Such companies as Sovereign Bancorp, Dime Bancorp and Texas Regional Bancshares remain attractive. Energy, although very choppy, looks good for drillers and service companies such as Pride International and Horizon Offshore, while we believe manufacturers of steel oil pipe such as Grant Prideco and NS Group should experience good revenue growth over the next two years.

      Healthcare is problematic because of potential government interference/regulation over drug and diagnostic product pricing. But the demographics still point to increased demand for the products of companies such as Biomet, Triad Hospitals and Caremark Rx. Generic drug manufacturers will also see greater demand for their products as the FDA pushes for shorter patent terms on new drug production in an attempt to keep drug prices low. Power generation has become an important industry for investment ideas and power generating consolidators such as Orion Power Holdings, Dynergy and Calpine look very interesting.

      The general outlook for small capitalization stocks has improved as shown by the Frank Russell 2000's relative outperformance over the last nine months. In addition, the weakness in the initial public offering (IPO) markets should help small-cap investors because there will be less competition for investors' funds. Finally, the small-cap sector of the stock market has traditionally outperformed larger-cap stocks coming out of a recession, and we feel the potential is there for this to happen again.




April 30, 2001  /   ANNUAL REPORT

                                              SMALL-CAP EQUITY PORTFOLIO     101


Performance as of April 30, 2001



                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

              INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

               ARK Small-Cap
                 Equity          Frank         Frank         Lipper
                Portfolio,    Russell 2000    Russell       Mid-Cap
             Institutional       Growth         2000      Growth Funds
                 Class           Index         Index     Classification
             ---------------  -----------   ----------  --------------
 7/31/95        100,000         100,000        100,000      100,000
April 96        137,992         119,379        117,543      122,434
April 97        105,661         103,203        117,614      112,113
April 98        156,304         148,313        167,482      162,171
April 99        171,762         142,722        151,990      170,685
April 00        388,904         187,508        179,986      284,959
April 01        349,819         140,893        174,839      219,162



                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

                 RETAIL CLASS A: VALUE OF A $10,000 INVESTMENT

          ARK Small-Cap   ARK Small-Cap
              Equity         Equity         Frank        Frank       Lipper
            Portfolio,     Portfolio,    Russell 2000   Russell      Mid-Cap
              Retail     Retail Class A,    Growth        2000     Growth Funds
             Class A*      with load*       Index        Index   Classification
          ------------   ---------------   ---------   -------   ---------------
 7/31/95      10,000          9,525        10,000       10,000         10,000
April 96      13,722         13,070        11,938       11,754         12,243
April 97      10,507         10,008        10,320       11,761         11,211
April 98      15,505         14,769        14,831       16,748         16,217
April 99      17,003         16,195        14,272       15,199         17,069
April 00      38,449         36,622        18,751       17,999         28,496
April 01      34,569         32,927        14,089       17,484         21,916


                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

                 RETAIL CLASS B: VALUE OF A $10,000 INVESTMENT

          ARK Small-Cap   ARK Small-Cap
              Equity         Equity         Frank        Frank       Lipper
            Portfolio,     Portfolio,    Russell 2000   Russell       Mid-Cap
              Retail     Retail Class B,    Growth        2000     Growth Funds
             Class B*      with CDSC*       Index        Index   Classification
          ------------   ---------------   ---------   -------   ---------------
 7/31/95      10,000          9,525        10,000       10,000         10,000
April 96      13,722         13,070        11,938       11,754         12,243
April 97      10,507         10,008        10,320       11,761         11,211
April 98      15,505         14,769        14,831       16,748         16,217
April 99      17,003         16,195        14,272       15,199         17,069
April 00      38,449         36,622        18,751       17,999         28,496
April 01      34,569         32,927        14,089       17,484         21,916

-----------------------------------------------------------------------------------------------------------------------------
                                                                                    FRANK           FRANK          LIPPER
                                                                                   RUSSELL         RUSSELL         MID-CAP
                                         INST'L       RETAIL         RETAIL         2000            2000        GROWTH FUNDS
                                         CLASS       CLASS A*       CLASS B*    GROWTH INDEX        INDEX      CLASSIFICATION
-----------------------------------------------------------------------------------------------------------------------------
One year total return                   -10.05%      -10.09%        -12.09%        -24.86%         -2.86%         -23.09%
-----------------------------------------------------------------------------------------------------------------------------
One year total return
with load                                 --         -14.36%        -15.70%          --              --             --
-----------------------------------------------------------------------------------------------------------------------------
Annualized three year
total return                            30.80%       30.64%         29.84%         -1.69%           1.44%          8.84%
-----------------------------------------------------------------------------------------------------------------------------
Annualized three year
total return with load                    --         28.53%         29.24%           --              --             --
-----------------------------------------------------------------------------------------------------------------------------
Annualized five year
total return                            20.45%       20.30%         19.35%          3.37%           8.26%         10.13%
-----------------------------------------------------------------------------------------------------------------------------
Annualized five year
total return with load                    --         19.14%         19.15%           --              --              -
-----------------------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date                       25.72%       25.46%         24.42%           --              --             --
-----------------------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date with load               --         24.41%         24.35%           --              --             --
-----------------------------------------------------------------------------------------------------------------------------


  Past performance of the Portfolio is not predictive of future performance.

  Institutional Class shares were offered beginning July 13, 1995. Retail Class A shares were offered beginning May 16, 1996. Performance for Retail Class A shares with load reflects the deduction of the 4.75% sales charge. Retail Class B shares were offered beginning February 20, 2001. Performance for Retail Class B shares with load reflects the deduction of the applicable contingent deferred sales charge (CDSC).

* Performance shown prior to the actual inception date of the Retail Class A and Retail Class B shares represents that of the Institutional Class adjusted for the sales charge and total annual operating expenses applicable to Retail Class A shares and Retail Class B shares. The Retail Class A and Retail Class B annual returns would have been substantially similar to those of the Institutional Class because shares of each class are invested in the same portfolio of securities. Annualized performance since actual inception for Retail Class A shares is 19.28% without load and 18.12% with load. Cumulative performance since actual inception for Retail Class B shares is 1.01% without CDSC and -3.99% with CDSC.

  The performance of the Frank Russell 2000 Growth Index and the Frank Russell 2000 Index does not include operating expenses that are incurred by the Portfolio.

  Lipper has reclassified the Small-Cap Equity Portfolio into its new mid-cap comparison category.




                                               ANNUAL REPORT  /   April 30, 2001

Diversification By Sector


% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------
22% FINANCIAL
21% ENERGY
19% MISCELLANEOUS BUSINESS SERVICES
10% TECHNOLOGY
 9% CONSUMER NON-DURABLE
 8% DURABLE GOODS
 6% REPURCHASE AGREEMENT
 3% REAL ESTATE INVESTMENT TRUSTS
 2% CHEMICALS & DRUGS



Statement of Net Assets


------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
COMMON STOCKS -- 100.0%

       AEROSPACE & DEFENSE -- 0.3%

       TELEDYNE TECHNOLOGIES*                                    29,600       $        389
                                                              ----------------------------
       TOTAL AEROSPACE & DEFENSE                                              $        389
------------------------------------------------------------------------------------------

       BANKS -- 12.1%

       BANKNORTH GROUP                                          125,000              2,474
                                                              ----------------------------
       DIME BANCORP                                             100,000              3,335
                                                              ----------------------------
       EAST-WEST BANCORP                                         50,000              1,038
                                                              ----------------------------
       IBERIABANK                                                57,000              1,408
                                                              ----------------------------
       LOCAL FINANCIAL*                                          80,000                980
                                                              ----------------------------
       ROSLYN BANCORP                                            50,000              1,275
                                                              ----------------------------
       SOVEREIGN BANCORP                                        175,000              1,857
                                                              ----------------------------
       TEXAS REGIONAL BANCSHARES, CL A                           70,000              2,520
                                                              ----------------------------
       UBS                                                        6,756              1,026
                                                              ----------------------------
       WEBSTER FINANCIAL                                         70,000              2,230
                                                              ----------------------------
       TOTAL BANKS                                                            $     18,143
------------------------------------------------------------------------------------------

       BEAUTY PRODUCTS -- 0.4%

       INTERNATIONAL SPECIALTY PRODUCTS*                         73,900                661
                                                              ----------------------------
       TOTAL BEAUTY PRODUCTS                                                  $        661
------------------------------------------------------------------------------------------

       BUILDING & CONSTRUCTION -- 2.7%

       CLAYTON HOMES                                             75,000              1,044
                                                              ----------------------------
       M/I SCHOTTENSTEIN HOMES                                   78,300              3,042
                                                              ----------------------------
       TOTAL BUILDING & CONSTRUCTION                                          $      4,086
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       COMPUTERS & SERVICES -- 1.4%

       BALTIMORE TECHNOLOGIES, ADR*                             100,000       $        243
                                                              ----------------------------
       DIEBOLD                                                   50,000              1,629
                                                              ----------------------------
       JABIL CIRCUIT*                                            10,000                290
                                                              ----------------------------
       TOTAL COMPUTERS & SERVICES                                             $      2,162
------------------------------------------------------------------------------------------

       DRUGS -- 0.9%

       INTERMUNE*                                                24,900                767
                                                              ----------------------------
       VICAL*                                                    40,000                580
                                                              ----------------------------
       TOTAL DRUGS                                                            $      1,347
------------------------------------------------------------------------------------------

       ELECTRICAL EQUIPMENT & SERVICES -- 5.3%

       C&D TECHNOLOGIES                                          76,600              2,718
                                                              ----------------------------
       NU HORIZONS ELECTRONICS*                                  49,000                448
                                                              ----------------------------
       OGE ENERGY                                                75,000              1,654
                                                              ----------------------------
       ORION POWER HOLDINGS*                                    100,000              3,220
                                                              ----------------------------
       TOTAL ELECTRICAL EQUIPMENT & SERVICES                                  $      8,040
------------------------------------------------------------------------------------------

       ENTERTAINMENT -- 0.0%

       STAN LEE MEDIA* (B)                                       13,550                 --
                                                              ----------------------------
       TOTAL ENTERTAINMENT                                                    $         --
------------------------------------------------------------------------------------------

       FINANCIAL SERVICES -- 7.4%

       BLACKROCK*                                                45,000              1,521
                                                              ----------------------------
       EATON VANCE                                               54,900              1,773
                                                              ----------------------------
       LABRANCHE*                                                90,000              3,240
                                                              ----------------------------
       LEGG MASON                                                53,000              2,537
                                                              ----------------------------
       SOUTHWEST SECURITIES GROUP                                38,400                851
                                                              ----------------------------
       WADDELL & REED FINANCIAL, CL A                            40,000              1,217
                                                              ----------------------------
       TOTAL FINANCIAL SERVICES                                               $     11,139
------------------------------------------------------------------------------------------

       INSURANCE -- 3.9%

       PROTECTIVE LIFE                                          100,000              2,992
                                                              ----------------------------
       RIGHTCHOICE MANAGED CARE*                                 15,300                621
                                                              ----------------------------
       STANCORP FINANCIAL GROUP                                  50,000              2,286
                                                              ----------------------------
       TOTAL INSURANCE                                                        $      5,899
------------------------------------------------------------------------------------------

       LEISURE PRODUCTS -- 0.4%

       CALLAWAY GOLF                                             25,000                606
                                                              ----------------------------
       TOTAL LEISURE PRODUCTS                                                 $        606
------------------------------------------------------------------------------------------

       MACHINERY -- 1.5%

       STEWART & STEVENSON SERVICES                             100,000              2,235
                                                              ----------------------------
       TOTAL MACHINERY                                                        $      2,235
------------------------------------------------------------------------------------------



April 30, 2001  /   ANNUAL REPORT

                                    SMALL-CAP EQUITY PORTFOLIO (CONTINUED)   103


------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       MARINE TRANSPORTATION -- 1.0%

       NORDIC AMERICAN TANKER SHIPPING                           71,000       $      1,466
                                                              ----------------------------
       TOTAL MARINE TRANSPORTATION                                            $      1,466
------------------------------------------------------------------------------------------

       MEASURING DEVICES -- 1.6%

       ADVANCED ENERGY INDUSTRIES*                               45,000              1,562
                                                              ----------------------------
       NANOGEN*                                                  32,500                227
                                                              ----------------------------
       SIGNAL TECHNOLOGY*                                        82,500                619
                                                              ----------------------------
       TOTAL MEASURING DEVICES                                                $      2,408
------------------------------------------------------------------------------------------

       MEDICAL LABORATORIES -- 1.3%

       CHARLES RIVER LABORATORIES INTERNATIONAL*                 60,000              1,488
                                                              ----------------------------
       GENOME THERAPEUTICS*                                      35,000                259
                                                              ----------------------------
       LUMINEX*                                                  10,000                140
                                                              ----------------------------
       TOTAL MEDICAL LABORATORIES                                             $      1,887
------------------------------------------------------------------------------------------

       MEDICAL PRODUCTS & SERVICES -- 5.6%

       BIOMET                                                    55,500              2,372
                                                              ----------------------------
       CAREMARK RX*                                             125,000              1,981
                                                              ----------------------------
       EDWARDS LIFESCIENCES*                                     75,000              1,624
                                                              ----------------------------
       TRIAD HOSPITALS*                                          41,070              1,263
                                                              ----------------------------
       VIVUS*                                                   305,000              1,189
                                                              ----------------------------
       TOTAL MEDICAL PRODUCTS & SERVICES                                      $      8,429
------------------------------------------------------------------------------------------

       MISCELLANEOUS BUSINESS SERVICES -- 3.8%

       COMPUTER TASK GROUP                                      153,500                775
                                                              ----------------------------
       FLUOR                                                     86,800              4,575
                                                              ----------------------------
       PEGASYSTEMS*                                             100,000                300
                                                              ----------------------------
       TOTAL MISCELLANEOUS BUSINESS SERVICES                                  $      5,650
------------------------------------------------------------------------------------------

       PETROLEUM & FUEL PRODUCTS -- 17.9%

       CROSS TIMBERS OIL                                        100,000              2,715
                                                              ----------------------------
       DEVX ENERGY*                                             100,000                805
                                                              ----------------------------
       GLOBAL INDUSTRIES*                                        80,000              1,278
                                                              ----------------------------
       GRANT PRIDECO*                                            40,000                800
                                                              ----------------------------
       GREY WOLF*                                               100,000                640
                                                              ----------------------------
       HORIZON OFFSHORE*                                        100,000              2,425
                                                              ----------------------------
       HYDRIL*                                                   75,000              1,777
                                                              ----------------------------
       MASSEY ENERGY                                             75,000              1,688
                                                              ----------------------------
       NS GROUP*                                                111,800              1,827
                                                              ----------------------------
       OSCA*                                                    105,000              2,783
                                                              ----------------------------
       PARKER DRILLING*                                         100,000                625
                                                              ----------------------------
       PATINA OIL & GAS                                          27,900                725
                                                              ----------------------------
       PRIDE INTERNATIONAL*                                      50,000              1,331
                                                              ----------------------------
       SMITH INTERNATIONAL*                                      15,000              1,218
                                                              ----------------------------
       STOLT OFFSHORE, ADR                                      100,000              1,407
                                                              ----------------------------
       UNIVERSAL COMPRESSION HOLDINGS*                           75,000              2,700
                                                              ----------------------------
       VINTAGE PETROLEUM                                         24,800                512
                                                              ----------------------------
       W-H ENERGY SERVICES*                                      59,800              1,759
                                                              ----------------------------
       TOTAL PETROLEUM & FUEL PRODUCTS                                        $     27,015
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       PROFESSIONAL SERVICES -- 7.2%

       FOSTER WHEELER                                           139,200       $      2,095
                                                              ----------------------------
       JACOBS ENGINEERING GROUP*                                 67,500              4,450
                                                              ----------------------------
       SYLVAN LEARNING SYSTEMS*                                  75,000              1,517
                                                              ----------------------------
       TETRA TECH*                                               50,000              1,221
                                                              ----------------------------
       URS*                                                      75,000              1,613
                                                              ----------------------------
       TOTAL PROFESSIONAL SERVICES                                            $     10,896
------------------------------------------------------------------------------------------

       REAL ESTATE INVESTMENT TRUSTS -- 2.3%

       HOST MARRIOTT                                            100,000              1,289
                                                              ----------------------------
       LNR PROPERTY                                              75,000              2,138
                                                              ----------------------------
       TOTAL REAL ESTATE INVESTMENT TRUSTS                                    $      3,427
------------------------------------------------------------------------------------------

       RETAIL -- 8.8%

       7-ELEVEN*                                                125,000              1,238
                                                              ----------------------------
       CHEESECAKE FACTORY*                                       50,000              1,903
                                                              ----------------------------
       CIRCUIT CITY STORES                                      100,000              1,505
                                                              ----------------------------
       DECKERS OUTDOOR*                                         105,100                369
                                                              ----------------------------
       NORDSTROM                                                100,000              1,839
                                                              ----------------------------
       PEP BOYS                                                 190,000                910
                                                              ----------------------------
       RUBY TUESDAY                                              50,000                953
                                                              ----------------------------
       SAKS*                                                    100,000              1,190
                                                              ----------------------------
       TUESDAY MORNING*                                         104,000              1,374
                                                              ----------------------------
       WENDY'S INTERNATIONAL                                     75,000              1,900
                                                              ----------------------------
       TOTAL RETAIL                                                           $     13,181
------------------------------------------------------------------------------------------

       SEMI-CONDUCTORS/INSTRUMENTS -- 6.5%

       AGERE SYSTEMS, CL A*                                     160,000              1,120
                                                              ----------------------------
       AXCELIS TECHNOLOGIES*                                    105,000              1,576
                                                              ----------------------------
       KOPIN*                                                   100,000                703
                                                              ----------------------------
       KULICKE & SOFFA INDUSTRIES*                              340,800              5,708
                                                              ----------------------------
       OPLINK COMMUNICATIONS*                                   150,000                675
                                                              ----------------------------
       TOTAL SEMI-CONDUCTORS/INSTRUMENTS                                      $      9,782
------------------------------------------------------------------------------------------

       STEEL & STEEL WORKS -- 3.1%

       MAVERICK TUBE*                                            75,000              1,830
                                                              ----------------------------
       SHAW GROUP*                                               50,000              2,850
                                                              ----------------------------
       TOTAL STEEL & STEEL WORKS                                              $      4,680
------------------------------------------------------------------------------------------

       TELECOMMUNICATIONS EQUIPMENT & SERVICES -- 0.8%

       POWERWAVE TECHNOLOGIES*                                    5,000                 91
                                                              ----------------------------
       SPECTRASITE HOLDINGS*                                    105,000              1,052
                                                              ----------------------------
       TOTAL TELECOMMUNICATIONS
       EQUIPMENT & SERVICES                                                   $      1,143
------------------------------------------------------------------------------------------



                                               ANNUAL REPORT  /   April 30, 2001

104  SMALL-CAP EQUITY PORTFOLIO (CONCLUDED)


------------------------------------------------------------------------------------------
                                                          SHARES/PRINCIPAL          MARKET
  DESCRIPTION                                                 AMOUNT (000)     VALUE (000)
------------------------------------------------------------------------------------------
       TELEPHONES & TELECOMMUNICATIONS -- 2.3%

       ADC TELECOMMUNICATIONS*                                   43,920       $        330
                                                              ----------------------------
       ANDREW*                                                  100,000              1,752
                                                              ----------------------------
       CORVIS*                                                  100,000                685
                                                              ----------------------------
       VOICESTREAM WIRELESS                                       6,548                688
                                                              ----------------------------
       TOTAL TELEPHONES & TELECOMMUNICATIONS                                  $      3,455
------------------------------------------------------------------------------------------

       TESTING LABORATORIES -- 1.5%

       QUINTILES TRANSNATIONAL*                                 112,500              2,312
                                                              ----------------------------
       TOTAL TESTING LABORATORIES                                             $      2,312
------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $139,276)                                                               $    150,438
------------------------------------------------------------------------------------------

WARRANTS -- 0.0%

       DIME BANCORP* (A)                                        100,000                 23
                                                              ----------------------------
       SPARTA PHARMACEUTICALS* EXPIRES 08/23/01                  13,334                  --
                                                              ----------------------------
       SUPERGEN* EXPIRES 08/12/01                                 2,125                  --
                                                              ----------------------------
TOTAL WARRANTS
(COST $5)                                                                     $         23
------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 7.0%

           CREDIT SUISSE FIRST BOSTON 4.600%,
           DATED 04/30/01, MATURES 05/01/01,
           REPURCHASE PRICE $10,589,922
           (COLLATERALIZED BY U.S. GOVERNMENT
           OBLIGATIONS: TOTAL MARKET VALUE
           $10,805,320)                                         $10,589             10,589
                                                              ----------------------------
TOTAL REPURCHASE AGREEMENT
(COST $10,589)                                                                $     10,589
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 107.0%
(COST $149,870)                                                               $    161,050
------------------------------------------------------------------------------------------

PAYABLE FOR INVESTMENT SECURITIES PURCHASED-- (7.5%)                               (11,321)
                                                              ----------------------------
OTHER ASSETS AND LIABILITIES, NET-- 0.5%                                               744
                                                              ----------------------------
OTHER ASSETS AND LIABILITIES, NET-- (7.0%)                                    $    (10,577)
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                                  VALUE (000)
------------------------------------------------------------------------------------------
NET ASSETS:

PORTFOLIO SHARES OF INSTITUTIONAL CLASS
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 4,972,833 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                   $     75,351
                                                                              ------------
PORTFOLIO SHARES OF RETAIL CLASS A
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 3,828,290 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                         68,670
                                                                              ------------
PORTFOLIO SHARES OF RETAIL CLASS B
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 7,369 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                            120
                                                                              ------------
UNDISTRIBUTED NET INVESTMENT INCOME                                                     80
                                                                              ------------
ACCUMULATED NET REALIZED LOSS ON INVESTMENTS                                        (4,928)
                                                                              ------------
NET UNREALIZED APPRECIATION ON INVESTMENTS                                          11,180
                                                                              ------------
TOTAL NET ASSETS-- 100.0%                                                     $    150,473
------------------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE-- INSTITUTIONAL CLASS                                        $17.15
------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION
       PRICE PER SHARE-- RETAIL CLASS A                                             $16.99
------------------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE --
       RETAIL CLASS A ($16.99 / 95.25%)                                             $17.84
------------------------------------------------------------------------------------------
NET ASSET VALUE OFFERING AND REDEMPTION
       PRICE PER SHARE-- RETAIL CLASS B                                             $16.97
------------------------------------------------------------------------------------------


*Non-income producing security
(A) This warrant represents a potential settlement in a legal claim. There is no strike price or expiration date for this warrant.
(B) Security fair valued using methods determined in good faith by the Valuation Committee of the Board of Trustees as of April 30, 2001. This security has since resumed trading.
ADR -- American Depository Receipt
Cl -- Class
The accompanying notes are an integral part of the financial statements.





April 30, 2001  /   ANNUAL REPORT

                      This page intentionally left blank.

106  EQUITY PORTFOLIOS


INTERNATIONAL EQUITY PORTFOLIO


(PHOTO APPEARS HERE)


LOUISE MCGUIGAN
PORTFOLIO MANAGER

LOUISE MCGUIGAN HAS BEEN THE HEAD OF AIB GOVETT'S EAFE PRODUCT LINE SINCE 1998 AND IS MANAGER OF THE INTERNATIONAL EQUITY PORTFOLIO. INITIALLY WITH AIB INVESTMENT MANAGERS LIMITED AND SUBSEQUENTLY HILL SAMUEL FAGAN INVESTMENT MANAGEMENT, SHE REJOINED AIB INVESTMENT MANAGERS LIMITED IN 1994. SHE MANAGED AIB INVESMENT MANAGERS LIMITED'S FAR EAST EQUITY BOOK BEFORE BECOMING A EUROPEAN EQUITY MANAGER IN 1995. SHE GRADUATED WITH AN A.I.C.S. (ASSOCIATED INSTITUTE OF CHARTERED SECRETARIES) AND A CERTIFIED DIPLOMA -- ACCOUNTING & FINANCE.


Management Discussion and Analysis

      The global equity markets generally saw weakness as the U.S.-led global economic slowdown precipitated concern about corporate earnings growth against a background of equity markets already suffering from inflated valuations. Technology-related stocks, whose rise was exceptionally strong up to early March 2000, came under particular scrutiny and fell by about 45% in the year ended April 30, 2001. The Federal Reserve Bank reacted to the slowdown in the U.S. economy (which became quite marked in late 2000) by cutting interest rates aggressively from early January 2001. By the end of April, rates had been cut by a cumulative 2%, and there were expectations that rates would be cut further. This resulted in an improvement in equity market sentiment late in the period under review.

      European, Japanese, and emerging economies also weakened in reaction to the slowdown in the U.S. The U.K. monetary authorities cut interest rates in February and April 2001 to counter economic slowdown but the European Central had not cut rates by the end of April, remaining more confident that the European economy would hold up.

      The benchmark MSCI EAFE Index had a negative return of 16.39% for the year ended April 30, 2001. The developed markets outperformed the emerging markets. A common feature was the weakness in the technology-related stocks.

      Earlier in the period, the Portfolio was underweight in technology stocks and overweight in telecommunications stocks. Positions were later adjusted to take advantage of opportunities offered by the volatility of these sectors, taking account of the fundamental attractiveness of individual companies and their valuations. During April, the Portfolio sold its entire Ericsson position after the latest results showed a significant weakening in its network business. At the end of the period, the Portfolio was moderately overweight in technology stocks and slightly overweight in telecommunications stocks.

      During the past six months, the Portfolio increased its exposure to the financial and healthcare sectors, on the basis of their defensive qualities and earnings visibility. This brought the financials weighting from underweight to neutral and the healthcare weighting to slightly overweight. In the financial sector, the increases were made in the U.K., while in Europe, the Portfolio's exposure to the banking sector was reduced after a period of strong outperformance. The European banks have a significant exposure to investment banking activities and the rationale for the sales here was an expectation of lower income from this sector. The U.K. banks issues bought by the Portfolio are more retail in nature and thus offer a relatively defensive investment alternative.

      The Portfolio ended the period underweighted in emerging markets. Within emerging markets, the Portfolio maintained an overweight exposure to technology, principally in quality companies in Korea, India, Taiwan and Israel, as well as in Latin American telecommunications companies. Japanese exposure was brought from underweight to neutral, influenced by recent political developments, suggesting that Japan's government will be more committed to economic reform.

      At the end of the period, the Portfolio was underweight in both developed and emerging markets and held just over 1% cash.




April 30, 2001  /   ANNUAL REPORT

                                          INTERNATIONAL EQUITY PORTFOLIO     107


Performance as of April 30, 2001


                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

              INSTITUTIONAL CLASS: VALUE OF A $100,000 INVESTMENT

            ARK International       Morgan             Lipper
                 Equity             Stanley         International
              Institutional        MSCI EAFE            Funds
                  Class*             Index            Objective
             ---------------     -------------      -------------
 1/31/92        100,000             100,000           100,000
April 92         98,377              90,489            98,788
April 93        115,868             110,043           108,627
April 94        139,030             128,343           132,329
April 95        137,821             133,543           131,601
April 96        160,286             150,995           153,184
April 97        168,877             149,667           162,436
April 98        191,979             177,983           197,490
April 99        209,104             194,874           204,284
April 00        237,145             221,942           255,436
April 01        183,597             185,566           209,023



                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

                 RETAIL CLASS A: VALUE OF A $10,000 INVESTMENT

           ARK International    ARK International    Morgan           Lipper
                 Equity         Equity Portfolio,   Stanley        International
                Portfolio,      Retail Class A,    MSCI EAFE           Funds
             Retail Class A       with load          Index          Objective
             ---------------    ----------------  ----------      --------------
 1/31/92          10,000             9,525         10,000             10,000
April 92           9,838             9,370          9,049              9,879
April 93          11,587            11,036         11,004             10,863
April 94          13,903            13,243         12,834             13,233
April 95          13,782            13,127         13,554             13,160
April 96          16,029            15,267         15,100             15,318
April 97          16,888            16,086         14,967             16,244
April 98          19,198            18,286         17,798             19,749
April 99          20,851            19,860         19,487             20,428
April 00          23,584            22,464         22,194             25,544
April 01          18,226            17,360         18,557             20,902



------------------------------------------------------------------------------------------------------------------------------
                                                                                         MORGAN STANLEY            LIPPER
                                                  INST'L               RETAIL              MSCI EAFE            INTERNATIONAL
                                                  CLASS*              CLASS A                INDEX             FUNDS OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------
One year total return                            -22.58%              -22.72%               -16.39%                -18.18%
------------------------------------------------------------------------------------------------------------------------------
One year total return
with load                                           --                 -26.40%                  --                      --
------------------------------------------------------------------------------------------------------------------------------
Annualized three year
total return                                     -1.48%               -1.71%                 1.40%                  1.56%
------------------------------------------------------------------------------------------------------------------------------
Annualized three year
total return with load                              --                 -3.30%                   --                      --
------------------------------------------------------------------------------------------------------------------------------
Annualized five year
total return                                      2.75%                2.61%                 4.21%                  5.60%
------------------------------------------------------------------------------------------------------------------------------
Annualized five year
total return with load                             --                  1.61%                  --                     --
------------------------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date                                 6.82%                6.73%                  --                     --
------------------------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date with load                        --                  6.17%                  --                     --
------------------------------------------------------------------------------------------------------------------------------

  Past performance of the Portfolio is not predictive of future performance.

  Performance for the Retail Class A shares with load reflects the deduction of the 4.75% sales charge.

* Performance presented prior to August 12, 2000 reflects the performance of Class A Retail Shares of the Govett International Equity Fund from its inception date of January 7, 1992. Institutional Class and Class A Retail shares of the Govett fund were offered beginning July 24, 1998 and January 7, 1992, respectively. The assets of the Govett fund were reorganized into the Portfolio on August 12, 2000. The investment objectives and policies of the Govett fund were substantially similar to the current investment objectives and policies of the Portfolio. There was no sales charge applicable to Class A Retail Shares of the Govett fund.

  Performance prior to the inception of Institutional Class shares of the Govett fund represents that of Class A Retail shares. The Institutional Class annual returns would have been substantially similar to those of Retail Class A because shares of each class are invested in the same portfolio of securities. Annualized performance since inception for Institutional shares is -2.84%.

  The performance of the MSCI EAFE Index does not include operating expenses that are incurred by the Portfolio.




                                               ANNUAL REPORT  /   April 30, 2001

Diversification By Sector


% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------
99% FOREIGN COMMON STOCKS
1% CASH EQUIVALENT


Schedule of Investments


------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 92.8%

       BRAZIL -- 1.8%

       COMPANHIA VALE DO RIO DOCE, ADR                            9,760       $        226
                                                              ----------------------------
       COMPANHIA BRASILEIRA DE DISTRIBUICAO
       GRUPO PAO DE ACUCAR, ADR                                  10,730                305
                                                              ----------------------------
       PETROLEO BRASILEIRO, ADR                                   9,300                251
                                                              ----------------------------
       TOTAL BRAZIL                                                           $        782
------------------------------------------------------------------------------------------

       CHINA -- 0.8%

       PETROCHINA                                             1,708,000                366
                                                              ----------------------------
       TOTAL CHINA                                                            $        366
------------------------------------------------------------------------------------------

       CZECH REPUBLIC -- 0.5%

       KOMERCNI BANKA, GDR*                                      28,900                233
                                                              ----------------------------
       TOTAL CZECH REPUBLIC                                                   $        233
------------------------------------------------------------------------------------------

       FINLAND -- 1.9%

       NOKIA                                                     24,238                802
                                                              ----------------------------
       TOTAL FINLAND                                                          $        802
------------------------------------------------------------------------------------------

       FRANCE -- 13.2%

       ACCOR                                                     10,656                453
                                                              ----------------------------
       AIR LIQUIDE                                                3,165                476
                                                              ----------------------------
       AVENTIS                                                   10,152                786
                                                              ----------------------------
       AXA                                                        6,477                764
                                                              ----------------------------
       BNP PARIBAS                                                6,911                614
                                                              ----------------------------
       CAP GEMINI                                                 1,910                276
                                                              ----------------------------
       GROUPE DANONE                                              1,674                217
                                                              ----------------------------
       LAFARGE                                                    6,282                603
                                                              ----------------------------
       TOTALFINAELF                                               5,489                818
                                                              ----------------------------
       VIVENDI UNIVERSAL                                         10,085                698
                                                              ----------------------------
       TOTAL FRANCE                                                           $      5,705
------------------------------------------------------------------------------------------

       GERMANY -- 7.7%

       DEUTSCHE BANK                                              6,629                539
                                                              ----------------------------
       DEUTSCHE TELEKOM                                          20,335                530
                                                              ----------------------------
       E.ON                                                      10,152                510
                                                              ----------------------------
       HENKEL KGAA                                                7,440                466
                                                              ----------------------------



------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       MG TECHNOLOGIES                                           9,813        $        110
                                                              ----------------------------
       SAP*                                                        990                 158
                                                              ----------------------------
       SIEMENS                                                   9,639                 709
                                                              ----------------------------
       VOLKSWAGEN                                                5,788                 288
                                                              ----------------------------
       TOTAL GERMANY                                                          $      3,310
------------------------------------------------------------------------------------------

       HONG KONG -- 0.8%

       HUTCHISON WHAMPOA                                        31,808                 344
                                                              ----------------------------
       TOTAL HONG KONG                                                        $        344
------------------------------------------------------------------------------------------

       HUNGARY -- 0.6%

       MATAV RT, ADR                                            16,000                 267
                                                              ----------------------------
       TOTAL HUNGARY                                                          $        267
------------------------------------------------------------------------------------------

       INDIA -- 1.4%

       ICICI*                                                  114,000                 202
                                                              ----------------------------
       MAHANAGAR TELEPHONE NIGAM, GDR                           33,000                 224
                                                              ----------------------------
       RANBAXY LABORATORIES*                                    15,000                 160
                                                              ----------------------------
       TOTAL INDIA                                                            $        586
------------------------------------------------------------------------------------------

       ITALY -- 0.5%

       SAN PAOLO-IMI SPA*                                       15,029                 210
                                                              ----------------------------
       TOTAL ITALY                                                            $        210
------------------------------------------------------------------------------------------

       JAPAN -- 21.1%

       AJINOMOTO                                                44,000                 449
                                                              ----------------------------
       FUJI HEAVY INDUSTRIES                                    37,000                 269
                                                              ----------------------------
       FUJITSU                                                  27,000                 372
                                                              ----------------------------
       HITACHI                                                  55,000                 533
                                                              ----------------------------
       ITO-YOKADO                                               12,000                 669
                                                              ----------------------------
       MATSUSHITA ELECTRIC INDUSTRIAL                           21,000                 350
                                                              ----------------------------
       MITSUBISHI TOKYO FINANCE GROUP*                              36                 367
                                                              ----------------------------
       MURATA MANUFACTURING                                      6,500                 547
                                                              ----------------------------
       NIPPON STEEL                                            160,000                 295
                                                              ----------------------------
       NIPPON TELEGRAPH & TELEPHONE                                 55                 350
                                                              ----------------------------
       NTT DOCOMO                                                   10                 206
                                                              ----------------------------
       PROMISE                                                   3,400                 278
                                                              ----------------------------
       ROHM                                                      2,300                 406
                                                              ----------------------------
       SHIN-ETSU CHEMICAL                                       14,000                 562
                                                              ----------------------------
       SMC                                                       3,500                 415
                                                              ----------------------------
       SOFTBANK                                                  1,300                  49
                                                              ----------------------------
       SONY                                                      7,000                 524
                                                              ----------------------------
       SUMITOMO MITSUI BANKING                                  41,400                 387
                                                              ----------------------------
       SUMITOMO CHEMICAL                                        83,000                 443
                                                              ----------------------------
       SUMITOMO MARINE & FIRE                                  138,000                 842
                                                              ----------------------------
       TAKEDA CHEMICAL INDUSTRIES                               16,000                 772
                                                              ----------------------------
       TOTAL JAPAN                                                            $      9,085
------------------------------------------------------------------------------------------



April 30, 2001  /   ANNUAL REPORT

                                INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)   109


------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       MEXICO -- 1.7%

       AMERICA MOVIL, SER L, ADR*                                 8,900       $        164
                                                              ----------------------------
       TELEFONOS DE MEXICO, ADR                                   8,900                308
                                                              ----------------------------
       WALMART DE MEXICO, SER C                                 119,800                266
                                                              ----------------------------
       TOTAL MEXICO                                                           $        738
------------------------------------------------------------------------------------------

       NETHERLANDS -- 8.1%

       EQUANT*                                                    3,161                 84
                                                              ----------------------------
       FORTIS                                                    18,922                491
                                                              ----------------------------
       ING GROEP                                                 13,081                893
                                                              ----------------------------
       KONINKLIJKE AHOLD                                         22,019                683
                                                              ----------------------------
       ROYAL DUTCH PETROLEUM                                      5,017                300
                                                              ----------------------------
       ROYAL KPN                                                 27,901                341
                                                              ----------------------------
       VNU                                                       16,338                679
                                                              ----------------------------
       TOTAL NETHERLANDS                                                      $      3,471
------------------------------------------------------------------------------------------

       SOUTH AFRICA -- 0.8%

       EDGARS CONSOLIDATED STORES                                   314                  1
                                                              ----------------------------
       NEDCOR                                                    18,000                330
                                                              ----------------------------
       TOTAL SOUTH AFRICA                                                     $        331
------------------------------------------------------------------------------------------

       SOUTH KOREA -- 1.8%

       H & CB, ADR                                               14,000                134
                                                              ----------------------------
       KOREA ELECTRIC POWER, ADR                                 17,000                160
                                                              ----------------------------
       SAMSUNG ELECTRONICS, GDR                                   5,364                497
                                                              ----------------------------
       TOTAL SOUTH KOREA                                                      $        791
------------------------------------------------------------------------------------------

       SPAIN -- 1.7%

       TELEFONICA*                                               39,891                675
                                                              ----------------------------
       TELEFONICA, ADR*                                           1,456                 73
                                                              ----------------------------
       TOTAL SPAIN                                                            $        748
------------------------------------------------------------------------------------------

       SWEDEN -- 2.3%

       ATLAS COPCO, CL A                                         12,474                276
                                                              ----------------------------
       FORENINGSSPARBANKEN                                       33,454                396
                                                              ----------------------------
       NORDEA                                                    25,401                153
                                                              ----------------------------
       SANDVIK                                                    7,900                183
                                                              ----------------------------
       TOTAL SWEDEN                                                           $      1,008
------------------------------------------------------------------------------------------

       SWITZERLAND -- 7.8%

       NESTLE                                                       265                549
                                                              ----------------------------
       NOVARTIS                                                     333                517
                                                              ----------------------------
       ROCHE HOLDING                                                 39                280
                                                              ----------------------------
       ST MICROELECTRONICS                                       12,643                509
                                                              ----------------------------
       SWISSCOM                                                   1,430                372
                                                              ----------------------------
       UBS                                                        5,964                908
                                                              ----------------------------
       ZURICH FINANCIAL SERVICES                                    580                206
                                                              ----------------------------
       TOTAL SWITZERLAND                                                      $      3,341
------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       UNITED KINGDOM -- 17.7%

       3I GROUP                                                   3,526           $     63
                                                              ----------------------------
       ABBEY NATIONAL                                            14,350                255
                                                              ----------------------------
       ANGLO AMERICAN                                             1,049                 67
                                                              ----------------------------
       ASTRAZENECA                                                5,870                273
                                                              ----------------------------
       ASUSTEK COMPUTER, GDR                                     82,017                376
                                                              ----------------------------
       BARCLAYS                                                  11,674                376
                                                              ----------------------------
       BARRATT DEVELOPMENTS                                      27,389                144
                                                              ----------------------------
       BILLITON                                                  20,343                100
                                                              ----------------------------
       BP                                                        86,996                780
                                                              ----------------------------
       BRITISH TELECOMMUNICATIONS                                17,274                138
                                                              ----------------------------
       COMPASS GROUP*                                            16,259                125
                                                              ----------------------------
       CONDUIT, CL S, GDR*                                        3,320                 27
                                                              ----------------------------
       DIAGEO                                                    28,438                299
                                                              ----------------------------
       DIMENSION DATA HOLDINGS*                                  11,352                 54
                                                              ----------------------------
       EMI GROUP                                                 10,329                 66
                                                              ----------------------------
       GLAXOSMITHKLINE*                                          34,091                901
                                                              ----------------------------
       GRANADA                                                   11,031                 30
                                                              ----------------------------
       HALIFAX GROUP                                             18,728                213
                                                              ----------------------------
       HSBC HOLDINGS                                             26,559                350
                                                              ----------------------------
       IMPERIAL CHEMICAL INDUSTRIES                              17,159                102
                                                              ----------------------------
       LLOYDS TSB GROUP                                          35,608                370
                                                              ----------------------------
       LOGICA                                                     3,107                 44
                                                              ----------------------------
       MARCONI                                                   13,203                 77
                                                              ----------------------------
       PEARSON                                                    5,809                122
                                                              ----------------------------
       PRUDENTIAL                                                20,444                239
                                                              ----------------------------
       RAILTRACK GROUP                                           14,387                101
                                                              ----------------------------
       REUTERS GROUP                                              9,796                144
                                                              ----------------------------
       RMC GROUP                                                  7,427                 79
                                                              ----------------------------
       ROYAL BANK OF SCOTLAND GROUP                              11,937                277
                                                              ----------------------------
       SCOTTISH POWER                                            16,589                106
                                                              ----------------------------
       SEVERN TRENT WATER                                        12,399                122
                                                              ----------------------------
       SMITHS GROUP                                               5,820                 69
                                                              ----------------------------
       TESCO                                                     31,684                113
                                                              ----------------------------
       UNILEVER                                                  21,813                165
                                                              ----------------------------
       VODAFONE GROUP                                           279,642                849
                                                              ----------------------------
       TOTAL UNITED KINGDOM                                                   $      7,616
------------------------------------------------------------------------------------------

       TAIWAN -- 0.6%

       SILICONWARE PRECISION INDUSTRIES, ADR                     61,776                244
                                                              ----------------------------
       TOTAL TAIWAN                                                           $        244
------------------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(COST $46,194)                                                                $     39,978
------------------------------------------------------------------------------------------




                                               ANNUAL REPORT  /   April 30, 2001

110  INTERNATIONAL EQUITY PORTFOLIO (CONCLUDED)


------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
CASH EQUIVALENT -- 1.3%

       DREYFUS CASH MANAGEMENT FUND                             578,034       $        578
                                                              ----------------------------
TOTAL CASH EQUIVALENT
(COST $578)                                                                   $        578
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 94.1%
(COST $46,772)                                                                $     40,556
------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET-- 5.9%                                      $      2,521
------------------------------------------------------------------------------------------
TOTAL NET ASSETS-- 100.0%                                                     $     43,077
------------------------------------------------------------------------------------------


* Non-income producing security
ADR -- American Depository Receipt
Cl -- Class
GDR -- Global Depository Receipt
Ser -- Series
The accompanying notes are an integral part of the financial statements.





April 30, 2001  /   ANNUAL REPORT

                      This page intentionally left blank.

112  EQUITY PORTFOLIOS


EMERGING MARKETS EQUITY PORTFOLIO


(PHOTO OMITTED)


SUSANNAH SMYLY
PORTFOLIO MANAGER

SUSANNAH SMYLY IS MANAGER OF THE EMERGING MARKETS EQUITY PORTFOLIO. SHE IS ALSO AN ASSOCIATE DIRECTOR OF GOVETT INVESTMENT MANAGEMENT LTD, WHICH SHE JOINED IN 1994, WITH RESPONSIBILITY FOR THE MANAGEMENT OF GLOBAL EMERGING MARKETS PORTFOLIOS. PRIOR TO JOINING GOVETT, MS. SMYLY WORKED FOR CAZENOVE & CO. (1987-1990) AND CREDIT SUISSE FIRST BOSTON (1990-1994) RESEARCHING COMMODITY BASED MARKETS. SHE HAS MORE THAN 13 YEARS OF EXPERIENCE IN EQUITY MARKETS.


Management Discussion and Analysis

      Emerging markets endured another very difficult period against a backdrop of a slowing global economy, high oil prices, tight liquidity and a strengthening U.S. dollar. The extreme valuations which many technology stocks had reached by March 2000 reinforced the nervousness. Sharp reductions in global interest rates in recent months have so far had limited success in restoring confidence to equity markets.

      Asia was the hardest hit region as several of the technology-heavy markets
      - Taiwan, Korea and India--fell in line with the NASDAQ correction. This is not surprising given Asia's dependence on exports as its key growth component. However, after a terrible 2000, a number of Asian markets have recovered in the past four months as U.S. interest rates have fallen.

      In contrast, relatively modest falls were recorded in the major Latin American markets of Brazil and Mexico, although this masks a volatile performance from the Brazilian market. Continued economic recovery and monetary easing in Brazil provided support throughout the second half of 2000 but since then, increased political risk in Argentina has seen both the currency and equity markets weaken significantly.

      The markets of emerging Europe, Middle East, and Africa were mixed, with robust performances from South Africa and Israel offset by the impact of currency devaluation in Turkey and general weakness in eastern European markets. The South African market was one of only two emerging markets to register positive performances and benefited from the strong performance from resource stocks. Turkey suffered a full-blown liquidity crisis, sparked by concerns over a number of smaller banks and the potential collapse of the International Monetary Fund (IMF) reform program. New measures by the Turkish Government, together with the additional IMF funding, have restored some stability but prospects continue to look volatile.

      The outlook for emerging markets is clouded by uncertainty on the global growth environment. However, we firmly believe that the degree of monetary easing required in the developed world will result in a falling country risk premium for emerging markets and a consequent re-rating. Therefore, while we are cautious in the short term, we believe we will see positive returns over the next six- and twelve-month periods.




April 30, 2001  /   ANNUAL REPORT

                                       EMERGING MARKETS EQUITY PORTFOLIO     113


Performance as of April 30, 2001

                             (GRAPHIC OMITTED)

    EDGAR representation of data points used in printed graphic as follows:

                 RETAIL CLASS A: VALUE OF A $10,000 INVESTMENT

                                 ARK Emerging      Morgan
             ARK Emerging       Markets Equity    Stanley           Lipper
             Markets Equity       Portfolio,    MSCI Emerging      Emerging
                Portfolio,     Retail Class A,     Markets           Funds
             Retail Class A*      with load*        Index          Objective
             ---------------   ---------------  -------------    --------------
 1/31/92       10,000             9,525            10,000           10,000
April 92       10,957            10,436            10,074           10,347
April 93       12,174            11,596            10,195           11,195
April 94       16,429            15,648            14,274           15,210
April 95       14,993            14,281            13,905           13,980
April 96       16,533            15,747            15,649           16,499
April 97       18,128            17,267            16,098           18,144
April 98       15,387            14,656            13,482           17,035
April 99       12,314            11,729            12,508           14,320
April 00       14,777            14,075            15,752           18,837
April 01        9,926             9,454            11,716           13,972



Diversification By Sector

% OF TOTAL PORTFOLIO INVESTMENTS
--------------------------------
86% FOREIGN COMMON STOCKS
 8% FOREIGN PREFERRED STOCKS
 6% CASH EQUIVALENTS


------------------------------------------------------------------------------------------------------------
                                                                MORGAN STANLEY                  LIPPER
                                         RETAIL                  MSCI EMERGING             EMERGING MARKETS
                                        CLASS A*                 MARKETS INDEX              FUNDS OBJECTIVE
------------------------------------------------------------------------------------------------------------
One year total return                   -32.83%                     -25.62%                    -25.83%
------------------------------------------------------------------------------------------------------------
One year total return
with load                               -36.01%                        --                           --
------------------------------------------------------------------------------------------------------------
Annualized three year
total return                            -13.59%                     -4.57%                      -7.08%
------------------------------------------------------------------------------------------------------------
Annualized three year
total return with load                  -14.99%                        --                           --
------------------------------------------------------------------------------------------------------------
Annualized five year
total return                            -9.70%                      -5.63%                      -4.82%
------------------------------------------------------------------------------------------------------------
Annualized five year
total return with load                  -10.57%                        --                           --
------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date                        0.29%                         --                           --
------------------------------------------------------------------------------------------------------------
Annualized total return
inception to date with load             -0.23%                         --                           --
------------------------------------------------------------------------------------------------------------


  Past performance of the Portfolio is not predictive of future performance. Performance for Retail Class A shares with load reflects the deduction of the 4.75% sales charge.
* Performance presented prior to August 12, 2000 reflects the performance of Class A Retail Shares of the Govett Emerging Markets Equity Fund, which were offered beginning January 7, 1992. The assets of the Govett fund were reorganized into the Portfolio on August 12, 2000. The investment objectives and policies of the Govett fund and the Portfolio were substantially similar. There was no sales charge applicable to Class A Retail shares of the Govett fund.
  The performance of the MSCI Emerging Markets Index does not include operating expenses that are incurred by the Portfolio.




Statement of Net Assets


------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 85.8%

       BRAZIL -- 6.8%

       ARACRUZ CELULOSE, ADR                                      5,000       $         71
                                                              ----------------------------
       COMPANHIA BRASILEIRA DE DISTRIBUICAO
       GRUPO PAO DE ACUCAR, ADR                                   4,930                140
                                                              ----------------------------
       COMPANHIA DE BEBIDAS DAS AMERICAS,
       ADR                                                        4,700                115
                                                              ----------------------------
       PETROLEO BRASILEIRO, ADR                                   4,000                108
                                                              ----------------------------
       TELEMIG CELULAR PARTICIPACOES, ADR                         1,592                 61
                                                              ----------------------------
       TOTAL BRAZIL                                                           $        495
------------------------------------------------------------------------------------------

       CHILE -- 2.4%

       EMBOTELLADORA ANDINA, CL A, ADR                           12,948                173
                                                              ----------------------------
       TOTAL CHILE                                                            $        173
------------------------------------------------------------------------------------------

       CHINA -- 6.5%

       CHINA MOBILE*                                             40,000                196
                                                              ----------------------------
       PETROCHINA                                             1,288,000                276
                                                              ----------------------------
       TOTAL CHINA                                                            $        472
------------------------------------------------------------------------------------------

       CZECH REPUBLIC -- 1.5%

       CESKY TELECOM*                                             4,298                 40
                                                              ----------------------------
       KOMERCNI BANKA, GDR*                                       8,500                 68
                                                              ----------------------------
       TOTAL CZECH REPUBLIC                                                   $        108
------------------------------------------------------------------------------------------

       HONG KONG -- 6.5%

       HSBC HOLDINGS                                             10,600                135
                                                              ----------------------------
       HUTCHISON WHAMPOA                                         10,000                108
                                                              ----------------------------
       NEW WORLD INFRASTRUCTURE                                 150,200                 96
                                                              ----------------------------
       YUE YUEN INDUSTRIAL HOLDINGS                              70,000                128
                                                              ----------------------------
       TOTAL HONG KONG                                                        $        467
------------------------------------------------------------------------------------------



                                               ANNUAL REPORT  /   April 30, 2001

------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       HUNGARY -- 2.7%

       GEDEON RICHTER RT, GDR                                     1,392       $         78
                                                              ----------------------------
       MATAV RT, ADR                                              4,284                 72
                                                              ----------------------------
       OTP BANK RT, GDR                                           1,000                 45
                                                              ----------------------------
       TOTAL HUNGARY                                                          $        195
------------------------------------------------------------------------------------------

       INDIA -- 9.1%

       HINDALCO INDUSTRIES                                        6,893                119
                                                              ----------------------------
       HINDUSTAN LEVER                                              500                  2
                                                              ----------------------------
       HINDUSTAN LEVER*                                          19,000                 86
                                                              ----------------------------
       ICICI*                                                    46,000                 82
                                                              ----------------------------
       INFOSYS TECHNOLOGIES                                       1,430                114
                                                              ----------------------------
       ITC                                                        3,300                 59
                                                              ----------------------------
       RANBAXY LABORATORIES*                                      7,800                 83
                                                              ----------------------------
       SATYAM COMPUTER SERVICES*                                 25,200                116
                                                              ----------------------------
       TOTAL INDIA                                                            $        661
------------------------------------------------------------------------------------------

       ISRAEL -- 0.9%

       TEVA PHARMACEUTICAL INDUSTRIES, ADR                        1,200                 65
                                                              ----------------------------
       TOTAL ISRAEL                                                           $         65
------------------------------------------------------------------------------------------

       MALAYSIA -- 2.8%

       AMMB HOLDINGS BERHAD                                     107,000                 81
                                                              ----------------------------
       RESORTS WORLD BERHAD                                      90,000                123
                                                              ----------------------------
       TOTAL MALAYSIA                                                         $        204
------------------------------------------------------------------------------------------

       MEXICO -- 10.3%

       AMERICA MOVIL SA DE CV, SER L                             82,694                 76
                                                              ----------------------------
       CEMEX, ADR                                                 2,370                 55
                                                              ----------------------------
       FOMENTO ECONOMICO MEXICANO                                20,541                 78
                                                              ----------------------------
       GRUPO FINANCIERO BANAMEX ACCIVAL                          60,000                112
                                                              ----------------------------
       GRUPO MODELO, SER C                                       23,500                 65
                                                              ----------------------------
       GRUPO TELEVISA, ADR                                        3,060                116
                                                              ----------------------------
       TELEFONOS DE MEXICO, SER L                                82,694                143
                                                              ----------------------------
       WALMART DE MEXICO, SER C                                  43,750                 98
                                                              ----------------------------
       TOTAL MEXICO                                                           $        743
------------------------------------------------------------------------------------------

       POLAND -- 1.2%

       AGORA, GDR                                                 5,000                 84
                                                              ----------------------------
       TOTAL POLAND                                                           $         84
------------------------------------------------------------------------------------------

       RUSSIA -- 2.0%

       LUKOIL HOLDINGS, ADR                                       1,779                 74
                                                              ----------------------------
       SURGUTNEFTEGAZ, ADR                                        6,073                 69
                                                              ----------------------------
       TOTAL RUSSIA                                                           $        143
------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
       SOUTH AFRICA -- 5.7%

       BIDVEST GROUP                                             11,870       $         69
                                                              ----------------------------
       BILLITON                                                   3,000                 15
                                                              ----------------------------
       BOE LIMITED                                              136,000                 76
                                                              ----------------------------
       IMPERIAL HOLDINGS*                                         8,977                 74
                                                              ----------------------------
       JD GROUP                                                  13,800                 55
                                                              ----------------------------
       MASSMART HOLDINGS                                         57,145                 57
                                                              ----------------------------
       NEDCOR                                                     3,800                 70
                                                              ----------------------------
       TOTAL SOUTH AFRICA                                                     $        416
------------------------------------------------------------------------------------------

       SOUTH KOREA -- 13.5%

       H & CB, ADR                                                3,090                 59
                                                              ----------------------------
       HANA BANK                                                 24,000                114
                                                              ----------------------------
       HYUNDAI MOTOR                                              6,300                 99
                                                              ----------------------------
       KOREA ELECTRIC POWER                                       7,770                134
                                                              ----------------------------
       KOREA TELECOM, ADR                                         3,500                 97
                                                              ----------------------------
       POHANG IRON & STEEL                                        1,000                 74
                                                              ----------------------------
       SAMSUNG ELECTRO-MECHANICS                                  2,900                 92
                                                              ----------------------------
       SAMSUNG ELECTRONICS                                        1,104                192
                                                              ----------------------------
       SK TELECOM                                                   700                120
                                                              ----------------------------
       TOTAL SOUTH KOREA                                                      $        981
------------------------------------------------------------------------------------------

       TAIWAN -- 12.2%

       AMBIT MICROSYSTEMS                                        11,000                 67
                                                              ----------------------------
       ASUSTEK COMPUTER                                          17,737                 81
                                                              ----------------------------
       CHINATRUST COMMERCIAL BANK                                83,000                 61
                                                              ----------------------------
       COMPAL ELECTRONICS                                        38,000                 65
                                                              ----------------------------
       D-LINK                                                    19,000                 33
                                                              ----------------------------
       FAR EASTERN TEXTILE                                      175,840                107
                                                              ----------------------------
       PRESIDENT CHAIN STORE                                     25,000                 72
                                                              ----------------------------
       SILICONWARE PRECISION INDUSTRIES*                        102,020                 79
                                                              ----------------------------
       TAISHIN INTERNATIONAL BANK*                              109,000                 49
                                                              ----------------------------
       TAIWAN CELLULAR*                                          52,000                 82
                                                              ----------------------------
       UNITED MICROELECTRONICS*                                  77,540                124
                                                              ----------------------------
       VIA TECHNOLOGIES*                                          7,000                 66
                                                              ----------------------------
       TOTAL TAIWAN                                                           $        886
------------------------------------------------------------------------------------------

       TURKEY -- 1.7%

       NETAS TELEKOMUNIK                                        973,261                 65
                                                              ----------------------------
       VESTEL ELEKTRONIK SANAYI*                             16,792,510                 58
                                                              ----------------------------
       TOTAL TURKEY                                                           $        123
------------------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(COST $7,353)                                                                 $      6,216
------------------------------------------------------------------------------------------



April 30, 2001  /   ANNUAL REPORT

                             EMERGING MARKETS EQUITY PORTFOLIO (CONCLUDED)   115


------------------------------------------------------------------------------------------
                                                                                    MARKET
  DESCRIPTION                                                 SHARES           VALUE (000)
------------------------------------------------------------------------------------------
FOREIGN PREFERRED STOCKS -- 8.5%

       BRAZIL -- 8.5%

       BANCO ITAU                                             1,199,000       $         97
                                                              ----------------------------
       COMPANHIA VALE DO RIO DOCE                                 6,320                147
                                                              ----------------------------
       PETROLEO BRASILEIRO                                        6,629                162
                                                              ----------------------------
       TELE NORTE LESTE PARTICIPACOES*                       11,733,627                206
                                                              ----------------------------
       TOTAL BRAZIL                                                           $        612
------------------------------------------------------------------------------------------
TOTAL FOREIGN PREFERRED STOCKS
(COST $394)                                                                   $        612
------------------------------------------------------------------------------------------
CASH EQUIVALENTS -- 5.4%
       DREYFUS CASH MANAGEMENT FUND                             168,145                168
                                                              ----------------------------
       FEDERATED GOVERNMENT OBLIGATIONS FUND
       INSTITUTIONAL CLASS                                      225,000                225
                                                              ----------------------------
TOTAL CASH EQUIVALENTS
(COST $393)                                                                   $        393
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.7%
(COST $8,140)                                                                 $      7,221
------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET-- 0.3%                                      $         25
------------------------------------------------------------------------------------------

NET ASSETS:

PORTFOLIO SHARES OF RETAIL CLASS A
     (UNLIMITED AUTHORIZATION -- NO PAR VALUE)
     BASED ON 907,554 OUTSTANDING SHARES
     OF BENEFICIAL INTEREST                                                         19,779
                                                                              ------------
UNDISTRIBUTED NET INVESTMENT INCOME                                                      7
                                                                              ------------
ACCUMULATED NET REALIZED LOSS ON INVESTMENTS                                       (11,628)
                                                                              ------------
NET UNREALIZED DEPRECIATION ON INVESTMENTS                                            (919)
                                                                              ------------
NET UNREALIZED APPRECIATION ON FOREIGN CURRENCY                                          7
                                                                              ------------
TOTAL NET ASSETS-- 100.0%                                                         $  7,246
------------------------------------------------------------------------------------------
NET ASSET VALUE AND REDEMPTION
       PRICE PER SHARE-- RETAIL CLASS A                                              $7.98
------------------------------------------------------------------------------------------
MAXIMUM OFFERING PRICE PER SHARE --
       RETAIL CLASS A ($7.98 / 95.25%)                                               $8.38
------------------------------------------------------------------------------------------

* Non-income producing security
ADR -- American Depository Receipt
Cl -- Class
GDR --  Global Depository Receipt
Ser -- Series
The accompanying notes are an integral part of the financial statements.





                                               ANNUAL REPORT  /   April 30, 2001

                      This page intentionally left blank.

                                      STATEMENTS OF ASSETS AND LIABILITIES   117

--------------------------------------------------------------------------------------------------------------------
 AS OF APRIL 30, 2001                                                      PENNSYLVANIA               INTERNATIONAL
 (000)                                                                  TAX-FREE PORTFOLIO          EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
ASSETS:

         Investments at market value
             (cost $158,783 and $46,772, respectively)                         $160,466                    $40,556
                                                                             ---------------------------------------
         Cash                                                                        --                        999
                                                                             ---------------------------------------
         Interest receivable                                                      3,136                         84
                                                                             ---------------------------------------
         Receivable for investment securities sold                                6,380                        451
                                                                             ---------------------------------------
         Other assets                                                               176                      1,176
                                                                             ---------------------------------------
         TOTAL ASSETS                                                           170,158                     43,266
--------------------------------------------------------------------------------------------------------------------
LIABILITIES:

         Distribution payable                                                       575                         --
                                                                             ---------------------------------------
         Payable for investment securities purchased                              5,770                        145
                                                                             ---------------------------------------
         Other liabilities                                                          301                         44
                                                                             ---------------------------------------
         TOTAL LIABILITIES                                                        6,646                        189
--------------------------------------------------------------------------------------------------------------------

NET ASSETS:
               Portfolio shares of Institutional Class
                  (unlimited  authorization -- no  par value)
                  based on 16,389,745  and  3,528,903
                  outstanding shares of beneficial interest,
                  respectively                                                  164,447                     41,605
                                                                             ---------------------------------------
               Portfolio shares of Retail Class A
                  (unlimited authorization -- no par value)
                  based on 265,501  and  1,063,459
                  outstanding shares of beneficial interest,
                  respectively                                                    2,928                     10,813
                                                                             ---------------------------------------
               Portfolio shares of Retail Class B
                  (unlimited authorization -- no par value)
                  based on 7,704 outstanding shares of beneficial
                  interest                                                           73                         --
                                                                             ---------------------------------------
         Distribution in excess of net investment income                             --                        (99)
                                                                             ---------------------------------------
         Accumulated net realized loss on investments                            (5,619)                    (3,124)
                                                                             ---------------------------------------
         Net unrealized appreciation (depreciation) on investments                1,683                     (6,216)
                                                                             ---------------------------------------
         Net unrealized appreciation on foreign currency                             --                         98
                                                                             ---------------------------------------
         TOTAL NET ASSETS                                                      $163,512                    $43,077
--------------------------------------------------------------------------------------------------------------------
         NET ASSET VALUE, OFFERING AND REDEMPTION
               PRICE PER SHARE-- INSTITUTIONAL CLASS                              $9.81                      $9.38
--------------------------------------------------------------------------------------------------------------------
         NET ASSET VALUE AND REDEMPTION
               PRICE PER SHARE-- RETAIL CLASS A                                   $9.80                      $9.38
--------------------------------------------------------------------------------------------------------------------
         MAXIMUM OFFERING PRICE PER SHARES --
               RETAIL CLASS A ($9.80 / 95.50% AND
               $9.38 / 95.25%, RESPECTIVELY)                                     $10.26                      $9.85
--------------------------------------------------------------------------------------------------------------------
         NET ASSET VALUE AND REDEMPTION
               PRICE PER SHARE-- RETAIL CLASS B                                   $9.82                        N/A
--------------------------------------------------------------------------------------------------------------------



The accompanying notes are an integral part of the financial statements.




                                               ANNUAL REPORT  /   April 30, 2001

118 STATEMENTS OF OPERATIONS



-------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED APRIL 30, 2001         MONEY MARKET       TAX-FREE MONEY      U.S. GOVERNMENT MONEY      U.S. TREASURY MONEY
(000)                                       PORTFOLIO             MARKET             MARKET PORTFOLIO          MARKET PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

   Dividends                                 $    --             $   --                  $    --                $    --
                                         --------------------------------------------------------------------------------------
   Interest                                   72,460              5,593                   96,004                 26,377
                                         --------------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME                    72,460              5,593                   96,004                 26,377
-------------------------------------------------------------------------------------------------------------------------------
EXPENSES:

   Administrator Fees                          1,483                181                    2,003                    581
                                         --------------------------------------------------------------------------------------
   Investment Advisory Fees                    2,851                348                    3,852                  1,117
                                         --------------------------------------------------------------------------------------
   Custodian Fees                                193                 23                      265                    123
                                         --------------------------------------------------------------------------------------
   Transfer Agency Fees                          126                 15                      171                     50
                                         --------------------------------------------------------------------------------------
   Professional Fees                             127                 16                      175                     51
                                         --------------------------------------------------------------------------------------
   Registration Fees                              69                 15                        2                     24
                                         --------------------------------------------------------------------------------------
   Distribution Fees--Retail Class A             695                 92                      343                     50
                                         --------------------------------------------------------------------------------------
   Distribution Fees--Retail Class B              --                 --                       --                     --
                                         --------------------------------------------------------------------------------------
   Distribution Fees--Institutional II Class     535                 60                      193                    200
                                         --------------------------------------------------------------------------------------
   Printing Fees                                  67                 11                       70                     30
                                         --------------------------------------------------------------------------------------
   Trustee Fees                                   20                  3                       27                      8
                                         --------------------------------------------------------------------------------------
   Amortization of Deferred
      Organization Costs                          --                 --                       --                     --
                                         --------------------------------------------------------------------------------------
   Miscellaneous Fees                             26                  6                      102                     11
                                         --------------------------------------------------------------------------------------
   Shareholder Servicing Fees--
      Institutional Class                        759                 94                    1,913                    440
                                         --------------------------------------------------------------------------------------
   Shareholder Servicing Fees--
      Retail Class A                             417                 55                      206                     30
                                         --------------------------------------------------------------------------------------
   Shareholder Servicing Fees--
   Retail Class B                                 --                 --                       --                     --
                                         --------------------------------------------------------------------------------------
   TOTAL EXPENSES                              7,368                919                    9,322                  2,715
-------------------------------------------------------------------------------------------------------------------------------
LESS WAIVERS:

   Investment Advisory Fees                   (1,482)              (223)                  (1,685)                  (268)
                                         --------------------------------------------------------------------------------------
   Distribution Fees-- Retail Class A             --                 --                       --                     --
                                         --------------------------------------------------------------------------------------
   Shareholder Servicing Fees--
      Institutional Class                       (354)               (44)                    (892)                  (206)
                                         --------------------------------------------------------------------------------------
   Shareholder Servicing Fees--
   Retail Class A                               (250)               (33)                    (124)                   (18)
                                         --------------------------------------------------------------------------------------
   TOTAL WAIVERS                              (2,086)              (300)                  (2,701)                  (492)
-------------------------------------------------------------------------------------------------------------------------------
   TOTAL NET EXPENSES                          5,282                619                    6,621                  2,22
-------------------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME                      67,178              4,974                   89,383                 24,154
-------------------------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss) on Investments        (2)                --                       42                     97
                                         --------------------------------------------------------------------------------------
   Net Change in Unrealized
      Appreciation on Investments                 --                 --                       --                     --
                                         --------------------------------------------------------------------------------------
   NET REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS                  (2)                --                       42                     97
-------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                 $67,176             $4,974                  $89,425                $24,251
-------------------------------------------------------------------------------------------------------------------------------

+ Includes income from securities lending program. See Notes to the Financial
  Statements for additional information.
The accompanying notes are an integral part of the financial statements.



April 30, 2001 / ANNUAL REPORT

                                                    STATEMENTS OF OPERATIONS 119

------------------------------------------------------------------------------------------------------------------------------
    SHORT-TERM         SHORT-TERM          MARYLAND         PENNSYLVANIA      INTERMEDIATE FIXED   U.S. GOVERNMENT    INCOME
TREASURY PORTFOLIO   BOND PORTFOLIO  TAX-FREE PORTFOLIO  TAX-FREE PORTFOLIO    INCOME PORTFOLIO    BOND PORTFOLIO    PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
      $   --             $   --            $   61               $   59              $   79              $  316       $   355
------------------------------------------------------------------------------------------------------------------------------
       2,429              5,473+            6,024                8,725               8,112+              9,461+       26,056+
------------------------------------------------------------------------------------------------------------------------------
       2,429              5,473             6,085                8,784               8,191               9,777        26,411
------------------------------------------------------------------------------------------------------------------------------

          57                110               149                  214                 163                 193           496
------------------------------------------------------------------------------------------------------------------------------
         152                632               743                1,069                 750               1,112         2,289
------------------------------------------------------------------------------------------------------------------------------
          10                 24                22                   21                  28                  28            80
------------------------------------------------------------------------------------------------------------------------------
           6                  9                13                   18                  14                  16            54
------------------------------------------------------------------------------------------------------------------------------
           5                  9                12                   18                  14                  15            40
------------------------------------------------------------------------------------------------------------------------------
          15                  2                22                   17                  12                   6            31
------------------------------------------------------------------------------------------------------------------------------
          35                 --                73                    9                  --                   7            23
------------------------------------------------------------------------------------------------------------------------------
          --                 --                 3                    1                  --                  --             4
------------------------------------------------------------------------------------------------------------------------------
          --                 --                --                   --                  --                  --            --
------------------------------------------------------------------------------------------------------------------------------
           2                  6                 6                   12                  10                  18            20
------------------------------------------------------------------------------------------------------------------------------
          --                  2                 2                    3                   2                   2             7
------------------------------------------------------------------------------------------------------------------------------

           3                  9                --                   13                   1                   9            --
------------------------------------------------------------------------------------------------------------------------------
           2                  4                 4                    5                   5                   5             9
------------------------------------------------------------------------------------------------------------------------------

          52                126               134                  242                 187                 219           560
------------------------------------------------------------------------------------------------------------------------------

          13                 --                37                    4                  --                   3            12
------------------------------------------------------------------------------------------------------------------------------

          --                 --                --                   --                  --                  --             1
------------------------------------------------------------------------------------------------------------------------------
         352                933             1,220                1,646               1,186               1,633         3,626
------------------------------------------------------------------------------------------------------------------------------

          --                (42)             (183)                  --                (137)               (133)         (343)
------------------------------------------------------------------------------------------------------------------------------
         (13)                --               (12)                  (2)                 --                  (1)           (4)
------------------------------------------------------------------------------------------------------------------------------

         (31)               (76)              (27)                 (64)                (50)                (59)         (112)
------------------------------------------------------------------------------------------------------------------------------

         (13)                 --              (37)                  (4)                 --                  (3)          (12)
------------------------------------------------------------------------------------------------------------------------------
         (57)               (118)            (259)                 (70)               (187)               (196)         (471)
------------------------------------------------------------------------------------------------------------------------------
         295                 815              961                1,576                 999               1,437         3,155
------------------------------------------------------------------------------------------------------------------------------
       2,134               4,658            5,124                7,208               7,192               8,340        23,256
------------------------------------------------------------------------------------------------------------------------------
         (93)               (500)            (140)                (828)               (104)             (2,806)        4,749
------------------------------------------------------------------------------------------------------------------------------

       1,489               3,665            5,146                8,093               5,660               9,822        13,730
------------------------------------------------------------------------------------------------------------------------------

       1,396               3,165            5,006                7,265               5,556               7,016        18,479
------------------------------------------------------------------------------------------------------------------------------

      $3,530              $7,823          $10,130              $14,473             $12,748             $15,356       $41,735
------------------------------------------------------------------------------------------------------------------------------



                                                  ANNUAL REPORT / April 30, 2001

120 STATEMENTS OF OPERATIONS





-----------------------------------------------------------------------------------------------------------------
FOR THE YEAR OR PERIOD ENDED APRIL 30, 2001      BALANCED        EQUITY INCOME     VALUE EQUITY      EQUITY INDEX
UNLESS OTHERWISE INDICATED (000)                 PORTFOLIO         PORTFOLIO         PORTFOLIO         PORTFOLIO
-----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:

   Dividends                                     $  1,880           $ 2,069          $ 5,121           $ 1,472
                                           -----------------------------------------------------------------------
   Less: Foreign Taxes Withheld                        --               (3)              (30)               (8)
                                           -----------------------------------------------------------------------
   Interest                                        10,257              218                94                73
                                           -----------------------------------------------------------------------
   TOTAL INVESTMENT INCOME                         12,137            2,284             5,185             1,537
------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Administrator Fees                                 508              110               492               167
                                           -----------------------------------------------------------------------
   Investment Advisory Fees                         2,538              593             3,782               257
                                           -----------------------------------------------------------------------
   Custodian Fees                                      80               24                73                45
                                           -----------------------------------------------------------------------
   Transfer Agency Fees                                62                9                42                14
                                           -----------------------------------------------------------------------
   Professional Fees                                   50               12                42                14
                                           -----------------------------------------------------------------------
   Registration Fees                                   81               12                11                14
                                           -----------------------------------------------------------------------
   Distribution Fees-- Retail Class A                 177               14                29                31
                                           -----------------------------------------------------------------------
   Distribution Fees-- Retail Class B                  99               --                 5                --
                                           -----------------------------------------------------------------------
   Distribution Fees-- Institutional II Class          --               --                --                --
                                           -----------------------------------------------------------------------
   Printing Fees                                       37                4                11                 6
                                           -----------------------------------------------------------------------
   Trustee Fees                                         7                2                 7                 2
                                           -----------------------------------------------------------------------
   Amortization of Deferred Organization Costs         --                1                11                 2
                                           -----------------------------------------------------------------------
   Miscellaneous Fees                                   8                2                 6                 7
                                           -----------------------------------------------------------------------
   Shareholder Servicing Fees--
      Institutional Class                             500              122               555               181
                                           -----------------------------------------------------------------------
   Shareholder Servicing Fees--
      Retail Class A                                   66                5                11                12
                                           -----------------------------------------------------------------------
   Shareholder Servicing Fees--
      Retail Class B                                   33               --                 2                --
                                           -----------------------------------------------------------------------
      TOTAL EXPENSES                                4,246              910             5,079               752
------------------------------------------------------------------------------------------------------------------
LESS WAIVERS:
   Administrator Fees                                  --               --                --               (53)
                                           -----------------------------------------------------------------------
   Investment Advisory Fees                          (352)             (51)             (492)             (152)
                                           -----------------------------------------------------------------------
   Reimbursement by Investment Advisor                 --               --                --                --
                                           -----------------------------------------------------------------------
   Distribution Fees-- Retail Class A                 (66)              (5)              (11)              (12)
                                           -----------------------------------------------------------------------
   Shareholder Servicing Fees--
      Institutional Class                             (12)              (3)              (14)             (181)
                                           -----------------------------------------------------------------------
   Shareholder Servicing Fees--
      Retail Class A                                  (66)              (5)              (11)              (12)
                                           -----------------------------------------------------------------------
   TOTAL WAIVERS                                     (496)             (64)             (528)             (410)
------------------------------------------------------------------------------------------------------------------
   TOTAL NET EXPENSES                               3,750              846             4,551               342
------------------------------------------------------------------------------------------------------------------
   NET INVESTMENT INCOME (LOSS)                     8,387            1,438               634             1,195
------------------------------------------------------------------------------------------------------------------
   Net Realized Gain (Loss) on Investments         (1,234)           4,220            21,684            18,307
                                           -----------------------------------------------------------------------
   Net Realized Gain (Loss) on Foreign
      Currency Transactions                            --               --                --                --
                                           -----------------------------------------------------------------------
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments               (36,126)          (1,074)          (46,258)          (34,461)
                                           -----------------------------------------------------------------------
   Net Change in Unrealized Appreciation
      (Depreciation) on Foreign Currency               --               --                --                --
                                           -----------------------------------------------------------------------
   NET REALIZED AND UNREALIZED
      GAIN (LOSS) ON INVESTMENTS                  (37,360)           3,146           (24,574)          (16,154)
------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS                  $(28,973)          $4,584          $(23,940)         $(14,959)
------------------------------------------------------------------------------------------------------------------


(1) The operations of the Portfolio prior to August 12, 2000 are those of the former Govett fund. See Note 8.
The accompanying notes are an integral part of the financial statements.




April 30, 2001 / ANNUAL

                                                   STATEMENTS OF OPERATIONS 121

---------------------------------------------------------------------------------------------------------------------------
       BLUE CHIP      CAPITAL GROWTH        MID-CAP            SMALL-CAP          INTERNATIONAL         EMERGING MARKETS
   EQUITY PORTFOLIO      PORTFOLIO      EQUITY PORTFOLIO    EQUITY PORTFOLIO    EQUITY PORTFOLIO(1)    EQUITY PORTFOLIO(1)
---------------------------------------------------------------------------------------------------------------------------
                                                                                11/1/00-   1/1/00-   11/1/00-   1/1/00-
                                                                                4/30/01   10/31/00   4/30/01   10/31/00
                                                                                -------- ---------  ---------  ---------
     $ 3,198             $ 1,455              $658               $ 709           $ 267       $260     $ 70       $132
-------------------------------------------------------------------------------------------------------------------------
         (45)                 (1)               --                  --              --        (33)      --        (12)
-------------------------------------------------------------------------------------------------------------------------
         865               1,603               227                 601              39         56        7         --
-------------------------------------------------------------------------------------------------------------------------
       4,018               3,057               885               1,310             306        283       77        120
-------------------------------------------------------------------------------------------------------------------------

         398                 327               127                 161              30         81        5         56
-------------------------------------------------------------------------------------------------------------------------
       2,143               1,762               784                 992             229        231       40        117
-------------------------------------------------------------------------------------------------------------------------
          67                  41                31                  32              25         83       34         56
-------------------------------------------------------------------------------------------------------------------------
          79                  73                11                  10               3         32        3         86
-------------------------------------------------------------------------------------------------------------------------
          37                  31                12                  17               6         28        2         30
-------------------------------------------------------------------------------------------------------------------------
          45                  33                20                  38              18          9        5          7
-------------------------------------------------------------------------------------------------------------------------
         390                 202                11                 183              20         34       16         42
-------------------------------------------------------------------------------------------------------------------------
          97                 120                --                  --              --         --       --         --
-------------------------------------------------------------------------------------------------------------------------
          --                  --                --                  --              --         --       --         --
-------------------------------------------------------------------------------------------------------------------------
          24                  21                 7                   2               1          5       --          9
-------------------------------------------------------------------------------------------------------------------------
           6                   5                 2                   2               1         19       --         20
-------------------------------------------------------------------------------------------------------------------------
           3                  --                 1                  --               1         --       --         --
-------------------------------------------------------------------------------------------------------------------------
           4                   4                 4                   3              --         20       --         20
-------------------------------------------------------------------------------------------------------------------------

         333                 278               143                 118              27         14       --         --
-------------------------------------------------------------------------------------------------------------------------

         106                  76                 4                  68               8          4       --         --
-------------------------------------------------------------------------------------------------------------------------

          32                  40                --                  --              --         --       --         --
-------------------------------------------------------------------------------------------------------------------------
       3,764               3,013             1,157               1,626             369        560      105        443
-------------------------------------------------------------------------------------------------------------------------

          --                  --                --                  --              --         --       --         --
-------------------------------------------------------------------------------------------------------------------------
        (306)               (126)              (59)                (12)            (11)       (87)     (12)       (93)
-------------------------------------------------------------------------------------------------------------------------
          --                  --                --                  --              --         --       --       (124)
-------------------------------------------------------------------------------------------------------------------------
        (212)                (76)               (4)                (69)             (8)        (4)      (6)        (3)
-------------------------------------------------------------------------------------------------------------------------

          (7)                 (6)               (3)                 (3)            (13)        --       --         --
-------------------------------------------------------------------------------------------------------------------------

        (106)                (76)               (4)                (68)             (8)        (4)      --         --
-------------------------------------------------------------------------------------------------------------------------
        (631)               (284)              (70)               (152)            (40)       (95)     (18)      (220)
-------------------------------------------------------------------------------------------------------------------------
       3,133               2,729             1,087               1,474             329        465       87        223
-------------------------------------------------------------------------------------------------------------------------
         885                 328              (202)               (164)            (23)      (182)     (10)      (103)
-------------------------------------------------------------------------------------------------------------------------
      (8,290)             (8,119)           18,712             (19,926)         (3,104)     3,040     (799)     2,110
-------------------------------------------------------------------------------------------------------------------------

          --                  --                --                  --             (59)      (177)      17        (84)
-------------------------------------------------------------------------------------------------------------------------

     (35,914)            (49,266)          (25,227)              6,427          (1,812)    (9,740)    (395)    (6,726)
-------------------------------------------------------------------------------------------------------------------------

          --                  --                --                  --             102         (3)       7         16
-------------------------------------------------------------------------------------------------------------------------

     (44,204)            (57,385)           (6,515)            (13,499)         (4,873)    (6,880)  (1,170)    (4,684)
-------------------------------------------------------------------------------------------------------------------------

    $(43,319)           $(57,057)          $(6,717)           $(13,663)        $(4,896)   $(7,062) $(1,180)   $(4,787)
-------------------------------------------------------------------------------------------------------------------------



                                                  ANNUAL REPORT / April 30, 2001

122 STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------------------------
 FOR THE YEAR INDICATED                                MONEY MARKET               TAX-FREE MONEY        U.S. GOVERNMENT MONEY
(000)                                                   PORTFOLIO                MARKET PORTFOLIO         MARKET PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
                                                   5/1/00      5/1/99          5/1/00         5/1/99          5/1/00        5/1/99
                                               to 4/30/01  to 4/30/00      to 4/30/01     to 4/30/00      to 4/30/01    to 4/30/00
                                              ------------ ----------      ----------     -----------     ----------    ----------
OPERATIONS:
     Net Investment Income                    $   67,178   $   52,780        $  4,974       $  4,908      $   89,383    $   82,159
----------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) on Investments          (2)          --             --              (1)             42            (8)
     Net Change in Unrealized Appreciation
           (Depreciation) on Investments              --           --             --              --             --             --
     NET INCREASE (DECREASE) IN
     NET ASSETS FROM OPERATIONS                   67,176       52,780           4,974          4,907          89,425        82,151
----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
     Net Investment Income
         Institutional Class                     (30,280)     (26,445)         (2,289)        (2,320)        (74,455)      (69,711)
----------------------------------------------------------------------------------------------------------------------------------
         Retail Class A                          (16,063)     (13,178)         (1,290)        (1,407)         (7,796)       (6,664)
         Retail Class B                               (2)          (1)            --              --             --             --
         Institutional II Class                  (20,897)     (13,156)         (1,409)        (1,180)         (7,292)       (5,784)
     Net Capital Gains
         Institutional Class                         --            --             --              --             --             --
----------------------------------------------------------------------------------------------------------------------------------
         Retail Class A                              --            --             --              --             --             --
         Retail Class B                              --            --             --              --             --             --
         Institutional II Class                      --            --             --              --             --             --
     TOTAL DISTRIBUTIONS                         (67,242)     (52,780)         (4,988)        (4,907)        (89,543)      (82,159)
----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):
     Institutional Class:
         Shares Issued                         1,209,958      863,114          62,457         81,666       2,374,146     2,438,888
----------------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
            Cash Distributions                     2,618        1,006              --             --              --            --
         Shares Redeemed                      (1,137,812)    (882,061)        (64,071)       (95,896)     (2,545,310)   (2,452,173)
     TOTAL INSTITUTIONAL CLASS SHARE
     TRANSACTIONS                                 74,764      (17,941)         (1,614)       (14,230)       (171,164)      (13,285)
----------------------------------------------------------------------------------------------------------------------------------
     Retail Class A:
         Shares Issued                           220,611      306,915          40,185        110,876         382,422       586,782
----------------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions                     15,571       11,825           1,173          1,101              38            --
         Shares Redeemed                        (190,507)    (314,096)        (48,961)       (99,516)       (383,258)     (570,240)
     TOTAL RETAIL CLASS A SHARE
     TRANSACTIONS                                 45,675        4,644          (7,603)        12,461            (798)       16,542
----------------------------------------------------------------------------------------------------------------------------------
     Retail Class B:
         Shares Issued                               103           23              --             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions                          2            1              --             --             --             --
         Shares Redeemed                             (23)         (23)             --             --             --             --
     TOTAL RETAIL CLASS B SHARE
     TRANSACTIONS                                     82            1              --             --             --             --
----------------------------------------------------------------------------------------------------------------------------------
     Institutional II Class:
         Shares Issued                         1,807,345    1,160,221          97,949         86,449         531,461       483,872
----------------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions                         --           --             --              --               1             5
         Shares Redeemed                      (1,742,150)  (1,088,667)        (89,207)       (94,768)       (449,663)     (541,518)
     TOTAL INSTITUTIONAL II CLASS SHARE
     TRANSACTIONS                                 65,195       71,554           8,742         (8,319)         81,799       (57,641)
----------------------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM
     SHAREHOLDER TRANSACTIONS                    185,716       58,258            (475)       (10,088)        (90,163)      (54,384)
----------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN NET ASSETS       185,650       58,258            (489)       (10,088)        (90,281)      (54,392)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of period                       1,060,954    1,002,696         144,892        154,980       1,619,853     1,674,245
----------------------------------------------------------------------------------------------------------------------------------
     END OF PERIOD                            $1,246,604   $1,060,954        $144,403       $144,892      $1,529,572    $1,619,853
----------------------------------------------------------------------------------------------------------------------------------




(1) For share transactions, see Note 9 in the Notes to Financial Statements. The accompanying notes are an integral part of the financial statements.


April 30, 2001  /   ANNUAL REPORT

                                         STATEMENTS OF CHANGES IN NET ASSETS 123


---------------------------------------------------------------------------------------------------------------------------
 FOR THE YEAR INDICATED                      U.S. TREASURY MONEY             SHORT-TERM               SHORT-TERM
(000)                                          MARKET PORTFOLIO           TREASURY PORTFOLIO         BOND PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                                                5/1/00        5/1/99       5/1/00       5/1/99       5/1/00       5/1/99
                                            to 4/30/01    to 4/30/00   to 4/30/01   to 4/30/00   to 4/30/01   to 4/30/00
                                            ----------    ----------   ---------    ---------    ----------   ----------
OPERATIONS:
     Net Investment Income                   $  24,154      $ 19,658    $  2,134      $ 2,163    $   4,658     $  4,973
---------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) on Investments        97            12         (93)         (78)        (500)        (320)
     Net Change in Unrealized Appreciation
           (Depreciation) on Investments           --             --       1,489         (672)       3,665       (2,817)
     NET INCREASE (DECREASE) IN
     NET ASSETS FROM OPERATIONS                 24,251        19,670       3,530        1,413        7,823        1,836
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
     Net Investment Income
         Institutional Class                   (15,954)      (13,487)     (1,716)      (1,618)      (4,723)      (4,969)
---------------------------------------------------------------------------------------------------------------------------
         Retail Class A                         (1,052)         (978)       (418)        (545)          --           --
         Retail Class B                             --            --          --           --           --           --
         Institutional II Class                 (7,189)       (5,202)         --           --           --           --
     Net Capital Gains
         Institutional Class                        --            --          --          (60)          --          (67)
---------------------------------------------------------------------------------------------------------------------------
         Retail Class A                             --            --          --          (20)          --           --
         Retail Class B                             --            --          --           --           --           --
         Institutional II Class                     --            --          --           --           --           --
     TOTAL DISTRIBUTIONS                       (24,195)      (19,667)     (2,134)      (2,243)      (4,723)      (5,036)
---------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):
     Institutional Class:
         Shares Issued                         693,983       515,143       4,959       10,814       13,135       29,734
---------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
            Cash Distributions                       8             6         186          192        2,308        2,687
         Shares Redeemed                      (713,500)     (526,546)     (5,924)      (9,619)     (34,638)     (48,163)
     TOTAL INSTITUTIONAL CLASS SHARE
     TRANSACTIONS                              (19,509)      (11,397)       (779)       1,387      (19,195)     (15,742)
---------------------------------------------------------------------------------------------------------------------------
     Retail Class A:
         Shares Issued                          35,543        75,494       1,267        2,699           --           --
---------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions                      764           658         390          530           --           --
         Shares Redeemed                       (33,340)      (77,167)     (2,880)      (7,199)          --           --
     TOTAL RETAIL CLASS A SHARE
     TRANSACTIONS                                2,967        (1,015)     (1,223)      (3,970)          --           --
---------------------------------------------------------------------------------------------------------------------------
     Retail Class B:
         Shares Issued                              --            --          --           --           --           --
---------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions                       --            --          --           --           --           --
         Shares Redeemed                            --            --          --           --           --           --
     TOTAL RETAIL CLASS B SHARE
     TRANSACTIONS                                   --            --          --           --           --           --
---------------------------------------------------------------------------------------------------------------------------
     Institutional II Class:
         Shares Issued                         440,628       377,012          --           --           --           --
---------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions                       --            --          --           --           --           --
         Shares Redeemed                      (460,064)     (386,854)         --           --           --           --
     TOTAL INSTITUTIONAL II CLASS SHARE
     TRANSACTIONS                              (19,436)       (9,842)         --           --           --           --
---------------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM
     SHAREHOLDER TRANSACTIONS                  (35,978)      (22,254)     (2,002)      (2,583)     (19,195)     (15,742)
---------------------------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN NET ASSETS     (35,922)      (22,251)       (606)      (3,413)     (16,095)     (18,942)
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of period                       426,564       448,815      44,681       48,094       92,185      111,127
---------------------------------------------------------------------------------------------------------------------------
     END OF PERIOD                            $390,642      $426,564     $44,075      $44,681      $76,090    $  92,185
---------------------------------------------------------------------------------------------------------------------------

[table continued]


----------------------------------------------------------------------------------------------------
 FOR THE YEAR INDICATED                                MARYLAND              PENNSYLVANIA
(000)                                              TAX-FREE PORTFOLIO      TAX-FREE PORTFOLIO
----------------------------------------------------------------------------------------------------
                                                   5/1/00      5/1/99       5/1/00      5/1/99
                                               to 4/30/01  to 4/30/00   to 4/30/01  to 4/30/00
                                               ----------  ----------   ----------  ----------
OPERATIONS:
     Net Investment Income                     $    5,124  $   5,557    $    7,208     $ 8,359
----------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) on Investments         (140)    (1,021)         (828)     (4,790)
     Net Change in Unrealized Appreciation
           (Depreciation) on Investments            5,146     (7,849)        8,093     (12,547)
     NET INCREASE (DECREASE) IN
     NET ASSETS FROM OPERATIONS                    10,130     (3,313)       14,473      (8,978)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
     Net Investment Income
         Institutional Class                       (4,026)    (4,199)       (7,080)     (8,167)
----------------------------------------------------------------------------------------------------
         Retail Class A                            (1,085)    (1,357)         (125)       (190)
         Retail Class B                               (13)        (1)           (3)         (2)
         Institutional II Class                        --         --            --          --
     Net Capital Gains
         Institutional Class                           --       (401)           --        (624)
----------------------------------------------------------------------------------------------------
         Retail Class A                                --       (137)           --         (40)
         Retail Class B                                --         --            --          --
         Institutional II Class                        --         --            --          --
     TOTAL DISTRIBUTIONS                           (5,124)    (6,095)       (7,208)     (9,023)
----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):
     Institutional Class:
         Shares Issued                             12,483     17,060        17,786      31,011
---------------------------------------------
         Shares Issued in Lieu of
            Cash Distributions                        331        473           134         670
         Shares Redeemed                          (14,395)   (17,744)      (24,875)    (77,970)
     TOTAL INSTITUTIONAL CLASS SHARE
     TRANSACTIONS                                  (1,581)      (211)       (6,955)    (46,289)
----------------------------------------------------------------------------------------------------
     Retail Class A:
         Shares Issued                              4,947      8,139           631       8,207
----------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions                         832      1,254            89         190
         Shares Redeemed                           (8,082)   (13,447)       (1,290)     (8,708)
     TOTAL RETAIL CLASS A SHARE
     TRANSACTIONS                                  (2,303)    (4,054)         (570)       (311)
----------------------------------------------------------------------------------------------------
     Retail Class B:
         Shares Issued                                749         50            23         187
----------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distribuitions                          6          1             2           2
         Shares Redeemed                              (70)        --          (141)         --
     TOTAL RETAIL CLASS B SHARE
     TRANSACTIONS                                     685         51          (116)        189
----------------------------------------------------------------------------------------------------
     Institutional II Class:
         Shares Issued                                 --         --            --          --
----------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions                          --         --            --          --
         Shares Redeemed                               --         --            --          --
     TOTAL INSTITUTIONAL II CLASS SHARE
     TRANSACTIONS                                      --         --            --          --
----------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM
     SHAREHOLDER TRANSACTIONS                      (3,199)    (4,214)       (7,641)    (46,411)
     NET INCREASE (DECREASE) IN NET ASSETS          1,807    (13,622)         (376)    (64,412)
NET ASSETS:
     Beginning of period                          113,819    127,441       163,888     228,300
----------------------------------------------------------------------------------------------------
     END OF PERIOD                               $115,626   $113,819      $163,512    $163,888
----------------------------------------------------------------------------------------------------



                                                  ANNUAL REPORT / April 30, 2001

124  STATEMENTS OF CHANGES IN NET ASSETS


-----------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR INDICATED                            INTERMEDIATE FIXED             U.S. GOVERNMENT                   INCOME
(000)                                               INCOME PORTFOLIO              BOND PORTFOLIO                  PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
                                                    5/1/00       5/1/99         5/1/00         5/1/99          5/1/00        5/1/99
                                                to 4/30/01   to 4/30/00     to 4/30/01     to 4/30/00      to 4/30/01    to 4/30/00
                                                ----------   ----------     -----------    ----------      ----------    ----------
OPERATIONS:
     Net Investment Income                      $  7,192      $ 5,958        $  8,340       $ 11,125        $ 23,256      $ 20,635
-----------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) on Investments        (104)        (205)         (2,806)        (2,751)          4,749        (5,446)
     Net Change in Unrealized Appreciation
           (Depreciation) on Investments           5,660       (5,262)          9,822         (8,673)         13,730       (15,567)
     NET INCREASE (DECREASE) IN
     NET ASSETS FROM OPERATIONS                   12,748          491          15,356           (299)         41,735          (378)
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
     Net Investment Income
         Institutional Class                      (7,185)      (5,959)         (8,213)       (10,963)        (22,728)      (20,146)
-----------------------------------------------------------------------------------------------------------------------------------
         Retail Class A                              --            --            (128)          (134)           (519)         (400)
         Retail Class B                              --            --              --             --             (25)          (20)
     Net Capital Gains
         Institutional Class                          --          (94)             --             --              --            --
-----------------------------------------------------------------------------------------------------------------------------------
         Retail Class A                               --           --              --             --              --            --
         Retail Class B                               --           --              --             --              --            --
     TOTAL DISTRIBUTIONS                          (7,185)      (6,053)         (8,341)       (11,097)        (23,272)      (20,566)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):
     Institutional Class:
         Shares Issued                            29,395       40,307           7,225         15,267          58,761        61,253
-----------------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions                      1,428          964           2,105          3,036          16,122        13,799
         Shares Redeemed                         (21,409)     (21,574)        (55,031)       (95,534)        (64,197)      (67,796)
     TOTAL INSTITUTIONAL CLASS SHARE
     TRANSACTIONS                                  9,414       19,697         (45,701)       (77,231)         10,686         7,256
-----------------------------------------------------------------------------------------------------------------------------------
     Retail Class A:
         Proceeds from Govett Merger                  --           --              --             --           3,395            --
-----------------------------------------------------------------------------------------------------------------------------------
         Shares Issued                                --           --             494          1,392             873           782
         Shares Issued in Lieu of
           Cash Distributions                         --           --              99            124             380           360
         Shares Redeemed                              --           --            (545)        (1,246)         (1,839)       (3,443)
     TOTAL RETAIL CLASS A SHARE
     TRANSACTIONS                                     --           --              48            270           2,809        (2,301)
-----------------------------------------------------------------------------------------------------------------------------------
     Retail Class B:
         Shares Issued                                --           --             --              --             352           296
-----------------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions                         --           --             --              --              22            18
         Shares Redeemed                              --           --             --              --            (119)         (141)
     TOTAL RETAIL CLASS B SHARE
     TRANSACTIONS                                     --           --             --              --             255           173
-----------------------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM
     SHAREHOLDER TRANSACTIONS                      9,414       19,697         (45,653)       (76,961)         13,750         5,128
-----------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN NET ASSETS        14,977       14,135         (38,638)       (88,357)         32,213       (15,816)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of period                         114,554      100,419         169,212        257,569         349,519       365,335
-----------------------------------------------------------------------------------------------------------------------------------
     END OF PERIOD                              $129,531    $ 114,554        $130,574       $169,212        $381,732      $349,519
-----------------------------------------------------------------------------------------------------------------------------------

(1) For share transactions, see Note 9 in the Notes to Financial Statements. The accompanying notes are an integral part of the financial statements.



April 30, 2001  /   ANNUAL REPORT

                                         STATEMENTS OF CHANGES IN NET ASSETS 125

------------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR INDICATED                                    BALANCED               EQUITY INCOME             VALUE EQUITY
(000)                                                    PORTFOLIO                 PORTFOLIO                 PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                                     5/1/00        5/1/99       5/1/00       5/1/99       5/1/00       5/1/99
                                                 to 4/30/01    to 4/30/00   to 4/30/01   to 4/30/00   to 4/30/01   to 4/30/00
                                                 ----------    ----------   ----------   ----------   ----------   ----------
OPERATIONS:
     Net Investment Income                       $   8,387       $ 4,016    $  1,438      $ 1,692  $       634   $      768
------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) on Investments        (1,234)       23,312       4,220        5,839       21,684       72,783
     Net Change in Unrealized Appreciation
           (Depreciation) on Investments           (36,126)        7,859      (1,074)      (3,327)     (46,258)     (27,927)
     NET INCREASE (DECREASE) IN
     NET ASSETS FROM OPERATIONS                    (28,973)       35,187       4,584        4,204      (23,940)      45,624
------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
     Net Investment Income
         Institutional Class                        (7,298)       (2,977)     (1,379)      (1,633)        (554)        (848)
------------------------------------------------------------------------------------------------------------------------------
         Retail Class A                               (932)         (532)        (58)         (59)          (7)          (5)
         Retail Class B                               (189)          (57)         --           --           --           --
     Net Capital Gains
         Institutional Class                       (19,683)       (6,347)     (6,963)      (3,176)     (53,368)     (75,007)
------------------------------------------------------------------------------------------------------------------------------
         Retail Class A                             (2,630)       (1,468)       (305)        (120)      (1,087)        (968)
         Retail Class B                               (817)         (286)         --           --          (94)         (86)
     TOTAL DISTRIBUTIONS                           (31,549)      (11,667)     (8,705)      (4,988)     (55,110)     (76,914)
------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):
     Institutional Class:
         Shares Issued                              28,676       238,125       7,446        2,573       26,226       28,880
------------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions                       26,844         9,288       6,812        3,201       37,043       52,387
         Shares Redeemed                           (51,444)      (34,794)    (15,104)     (22,640)    (103,792)    (158,506)
     TOTAL INSTITUTIONAL CLASS SHARE
     TRANSACTIONS                                    4,076       212,619        (846)     (16,866)     (40,523)     (77,239)
------------------------------------------------------------------------------------------------------------------------------
     Retail Class A:
         Proceeds from Govett Merger                    --            --          --           --           --           --
------------------------------------------------------------------------------------------------------------------------------
         Shares Issued                              11,045        14,922       1,306          474        2,709        5,487
         Shares Issued in Lieu of
           Cash Distributions                        3,444         1,953         349          172          682          670
         Shares Redeemed                            (7,120)       (5,886)       (655)        (933)      (2,450)      (1,849)
     TOTAL RETAIL CLASS A SHARE
     TRANSACTIONS                                    7,369        10,989       1,000         (287)         941        4,308
------------------------------------------------------------------------------------------------------------------------------
     Retail Class B:
         Shares Issued                               6,166         7,784          --           --          418          451
------------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions                          996           341          --           --           94           86
         Shares Redeemed                            (1,217)         (633)         --           --         (103)         (86)
     TOTAL RETAIL CLASS B SHARE
     TRANSACTIONS                                    5,945         7,492          --           --          409          451
------------------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM
     SHAREHOLDER TRANSACTIONS                       17,390       231,100         154      (17,153)     (39,173)     (72,480)
------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN NET ASSETS         (43,132)      254,620      (3,967)     (17,937)    (118,223)    (103,770)
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS:
     Beginning of period                           402,421       147,801      86,826      104,763      436,774      540,544
------------------------------------------------------------------------------------------------------------------------------
     END OF PERIOD                                $359,289      $402,421     $82,859      $86,826     $318,551    $ 436,774
------------------------------------------------------------------------------------------------------------------------------

[table continued]

------------------------------------------------------------------------------------------------------
FOR THE YEAR INDICATED                                      EQUITY INDEX              BLUE CHIP
(000)                                                         PORTFOLIO             EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------
                                                       5/1/00      5/1/99         5/1/00     5/1/99
                                                   to 4/30/01  to 4/30/00     to 4/30/01 to 4/30/00
                                                   ----------  ----------     ---------- ----------
OPERATIONS:
     Net Investment Income                       $      1,195  $   1,230    $      885      $  785
------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) on Investments           18,307      4,081        (8,290)     14,155
     Net Change in Unrealized Appreciation
           (Depreciation) on Investments              (34,461)     6,778       (35,914)     30,755
     NET INCREASE (DECREASE) IN
     NET ASSETS FROM OPERATIONS                       (14,959)    12,089       (43,319)     45,695
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
     Net Investment Income
         Institutional Class                           (1,165)    (1,143)         (744)       (538)
------------------------------------------------------------------------------------------------------
         Retail Class A                                   (57)       (50)         (160)       (131)
         Retail Class B                                    --         --            --          --
     Net Capital Gains
         Institutional Class                          (20,299)    (2,577)       (5,532)     (2,889)
------------------------------------------------------------------------------------------------------
         Retail Class A                                (1,342)      (143)       (1,799)     (1,091)
         Retail Class B                                    --         --          (347)       (115)
     TOTAL DISTRIBUTIONS                              (22,863)    (3,913)       (8,582)     (4,764)
------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):
     Institutional Class:
         Shares Issued                                 18,178     76,893        79,191      82,264
------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions                          21,056      3,343         5,279       2,930
         Shares Redeemed                              (54,629)   (23,701)      (22,783)    (32,344)
     TOTAL INSTITUTIONAL CLASS SHARE
     TRANSACTIONS                                     (15,395)    56,535        61,687      52,850
------------------------------------------------------------------------------------------------------
     Retail Class A:
         Proceeds from Govett Merger                       --         --            --          --
------------------------------------------------------------------------------------------------------
         Shares Issued                                  4,208      3,049        12,829      13,891
         Shares Issued in Lieu of
           Cash Distributions                           1,383        192         1,922       1,200
         Shares Redeemed                               (1,229)    (1,227)       (8,382)     (9,289)
     TOTAL RETAIL CLASS A SHARE
     TRANSACTIONS                                       4,362      2,014         6,369       5,802
------------------------------------------------------------------------------------------------------
     Retail Class B:
         Shares Issued                                     --         --         6,851       6,763
------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions                              --         --           343         115
         Shares Redeemed                                   --         --        (1,116)       (523)
     TOTAL RETAIL CLASS B SHARE
     TRANSACTIONS                                          --         --         6,078       6,355
------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM
     SHAREHOLDER TRANSACTIONS                         (11,033)    58,549        74,134      65,007
     NET INCREASE (DECREASE) IN NET ASSETS            (48,855)    66,725        22,233     105,938
NET ASSETS:
     Beginning of period                              158,610     91,885       295,591     189,653
------------------------------------------------------------------------------------------------------
     END OF PERIOD                                   $109,755   $158,610      $317,824    $295,591
------------------------------------------------------------------------------------------------------



                                                  ANNUAL REPORT / April 30, 2001

126  STATEMENTS OF CHANGES IN NET ASSETS


-----------------------------------------------------------------------------------------------------------------------------------
 FOR THE YEAR OR PERIOD INDICATED                   CAPITAL GROWTH                    MID-CAP                      SMALL-CAP
 (000)                                                  PORTFOLIO                EQUITY PORTFOLIO              EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------------
                                                  5/1/00        5/1/99           5/1/00       5/1/99           5/1/00        5/1/99
                                              to 4/30/01    to 4/30/00       to 4/30/01   to 4/30/00       to 4/30/01    to 4/30/00
                                              ----------    ----------       ----------   ----------       ----------    ----------
OPERATIONS:
     Net Investment Income (Loss)             $      328    $    (408)      $    (202)        $ (198)     $     (164)       $ (304)
-----------------------------------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) on Investments      (8,119)      33,108          18,712         11,692         (19,926)       43,819
     Net Realized Gain (Loss) on Foreign
           Currency Transactions                      --           --              --             --              --            --
     Net Change in Unrealized Appreciation
           (Depreciation) on Investments         (49,266)      40,192         (25,227)        14,550           6,427        (4,360)
     Net Change in Unrealized Appreciation
           (Depreciation) on Foreign
           Currency Transactions                      --           --             --              --             --             --
-----------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN
     NET ASSETS FROM OPERATIONS                  (57,057)      72,892          (6,717)        26,044         (13,663)       39,155
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
     Net Investment Income
         Institutional Class                        (139)          --              --             --              --            --
-----------------------------------------------------------------------------------------------------------------------------------
         Retail Class A                               (6)          --              --             --              --            --
         Retail Class B                               --           --              --             --              --            --
     Return of Capital
         Institutional Class                          --           --              --             --            (460)           --
-----------------------------------------------------------------------------------------------------------------------------------
         Retail Class A                               --           --              --             --             (69)           --
     Net Capital Gains
         Institutional Class                     (14,939)     (10,574)        (19,593)        (9,259)        (13,786)      (11,450)
-----------------------------------------------------------------------------------------------------------------------------------
         Retail Class A                           (4,071)      (2,900)           (681)           (40)         (2,066)         (930)
         Retail Class B                           (1,393)        (600)             --             --              --            --
     TOTAL DISTRIBUTIONS                         (20,548)     (14,074)        (20,274)        (9,299)        (16,381)      (12,380)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):
     Institutional Class:
         Proceeds from Govett Merger                  --           --              --             --              --            --
-----------------------------------------------------------------------------------------------------------------------------------
         Shares Issued                            61,524       86,807          19,895         13,963          22,505        26,251
         Shares Issued in Lieu of
            Cash Distributions                    13,964        9,997          18,702          9,191          14,035        11,275
         Shares Redeemed                         (37,268)     (37,657)         (9,513)       (11,190)         (9,605)      (12,185)
     TOTAL INSTITUTIONAL CLASS SHARE
     TRANSACTIONS                                 38,220       59,147          29,084         11,964          26,935        25,341
-----------------------------------------------------------------------------------------------------------------------------------
     Retail Class A:
         Proceeds from Govett Merger                  --           --              --             --          62,433            --
-----------------------------------------------------------------------------------------------------------------------------------
         Shares Issued                            24,738       18,664           4,094          1,064          95,071         7,791
         Shares Issued in Lieu of
            Cash Distributions                     3,986        2,855             638             27           2,105           911
         Shares Redeemed                         (20,358)      (3,968)           (433)           (34)        (98,814)         (961)
     TOTAL RETAIL CLASS A SHARE
     TRANSACTIONS                                  8,366       17,551           4,299          1,057          60,795         7,741
-----------------------------------------------------------------------------------------------------------------------------------
     Retail Class B:
         Shares Issued                             7,594        9,728             --              --             138            --
-----------------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
            Cash Distributions                     1,386          595             --              --             --             --
         Shares Redeemed                          (1,584)        (677)            --              --             (18)           --
     TOTAL RETAIL CLASS B SHARE
     TRANSACTIONS                                  7,396        9,646             --              --             120            --
-----------------------------------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM
     SHAREHOLDER TRANSACTIONS                     53,982       86,344          33,383         13,021          87,850        33,082
-----------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN NET ASSETS       (23,623)     145,162           6,392         29,766          57,806        59,857
NET ASSETS:
     Beginning of period                         260,401      115,239          93,414         63,648          92,667        32,810
-----------------------------------------------------------------------------------------------------------------------------------
     END OF PERIOD                              $236,778     $260,401         $99,806        $93,414        $150,473       $92,667
-----------------------------------------------------------------------------------------------------------------------------------


(1) For share transactions, see Note 9 in the Notes to Financial Statements.
(2) The operations of the Portfolio prior to August 12, 2000 are those of the former Govett Fund. See Note 8.
The accompanying notes are an integral part of the financial statements.


April 30, 2001  /   ANNUAL REPORT

                                         STATEMENTS OF CHANGES IN NET ASSETS 127

-------------------------------------------------------------------------------------------------------
 FOR THE YEAR OR PERIOD INDICATED                            INTERNATIONAL EQUITY
 (000)                                                           PORTFOLIO(2)
-------------------------------------------------------------------------------------------------------
                                                 11/1/00              1/1/00               1/1/99
                                              to 4/30/01          to 10/31/00         to 12/31/99
                                              ----------          -----------         -----------
OPERATIONS:
     Net Investment Income (Loss)                  (23)             $ (182)         $     (71)
-------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) on Investments    (3,104)              3,040              2,229
     Net Realized Loss on Foreign
           Currency Transactions                   (59)               (177)                 8
     Net Change in Unrealized Appreciation
           (Depreciation) on Investments        (1,812)             (9,740)             2,595
     Net Change in Unrealized Appreciation
           (Depreciation) on Foreign
           Currency Transactions                   102                  (3)                (1)
-------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN
     NET ASSETS FROM OPERATIONS                 (4,896)             (7,062)             4,760
-------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
     Net Investment Income
         Institutional Class                      (151)                 --                 --
-------------------------------------------------------------------------------------------------------
         Retail Class A                            (30)                 --                 --
         Retail Class B                             --                  --                 --
     Return of Capital
         Institutional Class                        --                  --                 --
-------------------------------------------------------------------------------------------------------
         Retail Class A                             --                  --                 --
     Net Capital Gains
         Institutional Class                    (1,990)             (1,227)              (898)
-------------------------------------------------------------------------------------------------------
         Retail Class A                           (511)             (1,923)            (1,386)
         Retail Class B                             --                  --                 --
     TOTAL DISTRIBUTIONS                        (2,682)             (3,150)            (2,284)
-------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):
     Institutional Class:
         Proceeds from Govett Merger                --              40,471                 --
-------------------------------------------------------------------------------------------------------
         Shares Issued                           4,875               2,067                  2
         Shares Issued in Lieu of
            Cash Distributions                   1,978               1,224                898
         Shares Redeemed                        (9,730)             (4,129)              (127)
     TOTAL INSTITUTIONAL CLASS SHARE
     TRANSACTIONS                               (2,877)             39,633                773
-------------------------------------------------------------------------------------------------------
     Retail Class A:
         Proceeds from Govett Merger                --               3,419                 --
-------------------------------------------------------------------------------------------------------
         Shares Issued                          18,154                 354                814
         Shares Issued in Lieu of
            Cash Distributions                     525               1,828              1,307
         Shares Redeemed                       (18,020)             (3,286)            (3,133)
     TOTAL RETAIL CLASS A SHARE
     TRANSACTIONS                                  659               2,315             (1,012)
-------------------------------------------------------------------------------------------------------
     Retail Class B:
         Shares Issued                             --                   --                 --
-------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
            Cash Distributions                     --                   --                 --
         Shares Redeemed                           --                   --                 --
     TOTAL RETAIL CLASS B SHARE
     TRANSACTIONS                                  --                   --                 --
-------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM
     SHAREHOLDER TRANSACTIONS                   (2,218)             41,948               (239)
-------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN NET ASSETS      (9,796)             31,736              2,237
NET ASSETS:
     Beginning of period                        52,873              21,137             18,900
-------------------------------------------------------------------------------------------------------
     END OF PERIOD                             $43,077             $52,873            $21,137
-------------------------------------------------------------------------------------------------------

[table continued]

--------------------------------------------------------------------------------------------------------
 FOR THE YEAR OR PERIOD INDICATED                                    EMERGING MARKETS
 (000)                                                              EQUITY PORTFOLIO(2)
--------------------------------------------------------------------------------------------------------
                                                     11/1/00                 1/1/00               1/1/99
                                                  to 4/30/01            to 10/31/00          to 12/31/99
                                                  ----------            -----------          -----------
OPERATIONS:
     Net Investment Income (Loss)              $       (10)                $ (103)                $ 12
--------------------------------------------------------------------------------------------------------
     Net Realized Gain (Loss) on Investments          (799)                 2,110                1,335
     Net Realized Loss on Foreign
           Currency Transactions                        17                    (84)                (126)
     Net Change in Unrealized Appreciation
           (Depreciation) on Investments              (395)                (6,726)               7,013
     Net Change in Unrealized Appreciation
           (Depreciation) on Foreign
           Currency Transactions                         7                     16                   20
--------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN
     NET ASSETS FROM OPERATIONS                    (1,180)                 (4,787)               8,254
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
     Net Investment Income
         Institutional Class                            --                     --                   --
--------------------------------------------------------------------------------------------------------
         Retail Class A                                 --                     --                   --
         Retail Class B                                 --                     --                   --
     Return of Capital
         Institutional Class                            --                     --                   --
--------------------------------------------------------------------------------------------------------
         Retail Class A                                 --                     --                   --
     Net Capital Gains
         Institutional Class                            --                     --                   --
--------------------------------------------------------------------------------------------------------
         Retail Class A                                 --                     --                   --
         Retail Class B                                 --                     --                   --
     TOTAL DISTRIBUTIONS                                --                     --                   --
--------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1):
     Institutional Class:
         Proceeds from Govett Merger                    --                     --                   --
--------------------------------------------------------------------------------------------------------
         Shares Issued                                  --                     --                   --
         Shares Issued in Lieu of
            Cash Distributions                          --                     --                   --
         Shares Redeemed                                --                     --                   --
     TOTAL INSTITUTIONAL CLASS SHARE
     TRANSACTIONS                                       --                     --                   --
--------------------------------------------------------------------------------------------------------
     Retail Class A:
         Proceeds from Govett Merger                    --                     --                   --
--------------------------------------------------------------------------------------------------------
         Shares Issued                                 802                  1,303                1,150
         Shares Issued in Lieu of
            Cash Distributions                          --                     --                   --
         Shares Redeemed                            (1,500)                (5,451)              (6,079)
     TOTAL RETAIL CLASS A SHARE
     TRANSACTIONS                                    (698)                 (4,148)              (4,929)
--------------------------------------------------------------------------------------------------------
     Retail Class B:
         Shares Issued                                  --                     --                   --
--------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
            Cash Distributions                          --                     --                   --
         Shares Redeemed                                --                     --                   --
     TOTAL RETAIL CLASS B SHARE
     TRANSACTIONS                                       --                     --                   --
--------------------------------------------------------------------------------------------------------
     INCREASE (DECREASE) IN NET ASSETS FROM
     SHAREHOLDER TRANSACTIONS                        (698)                 (4,148)              (4,929)
--------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN NET ASSETS         (1,878)                 (8,935)               3,325
NET ASSETS:
     Beginning of period                             9,124                 18,059               14,734
--------------------------------------------------------------------------------------------------------
     END OF PERIOD                                $  7,246                 $9,124              $18,059
--------------------------------------------------------------------------------------------------------



                                                  ANNUAL REPORT / April 30, 2001

128  FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD INDICATED

                                    REALIZED                                                                         RATIO OF NET
              NET ASSET               AND     DISTRIBUTIONS DISTRIBUTIONS                                   RATIO OF   INVESTMENT
               VALUE,      NET    UNREALIZED     FROM NET     FROM       NET ASSET            NET ASSETS    EXPENSES    INCOME
             BEGINNING INVESTMENT GAINS(LOSSES) INVESTMENT   CAPITAL    VALUE, END   TOTAL      END OF     TO AVERAGE TO AVERAGE
             OF PERIOD   INCOME  ON INVESTMENTS   INCOME      GAINS      OF PERIOD  RETURN(A) PERIOD (000) NET ASSETS NET ASSETS


Money Market Portfolio
INSTITUTIONAL CLASS
  2001        $1.00      0.06          --         (0.06)         --         $1.00     6.17%     $ 583,964      0.38%     5.97%
----------------------------------------------------------------------------------------------------------------------------------
  2000         1.00      0.05          --         (0.05)         --          1.00     5.37        509,229      0.38      5.25
----------------------------------------------------------------------------------------------------------------------------------
  1999         1.00      0.05          --         (0.05)         --          1.00     5.17        527,132      0.38      5.01
----------------------------------------------------------------------------------------------------------------------------------
  1998         1.00      0.05          --         (0.05)         --          1.00     5.55        226,439      0.33      5.41
----------------------------------------------------------------------------------------------------------------------------------
  1997         1.00      0.05          --         (0.05)         --          1.00     5.36        318,919      0.28      5.23
----------------------------------------------------------------------------------------------------------------------------------

RETAIL CLASS A
  2001        $1.00      0.06          --         (0.06)         --         $1.00     5.93%     $ 296,748      0.61%     5.75%
----------------------------------------------------------------------------------------------------------------------------------
  2000         1.00      0.05          --         (0.05)         --          1.00     5.13        251,140      0.61      5.02
----------------------------------------------------------------------------------------------------------------------------------
  1999         1.00      0.05          --         (0.05)         --          1.00     4.91        246,496      0.62      4.79
----------------------------------------------------------------------------------------------------------------------------------
  1998         1.00      0.05          --         (0.05)         --          1.00     5.25        188,048      0.62      5.13
----------------------------------------------------------------------------------------------------------------------------------
  1997         1.00      0.05          --         (0.05)         --          1.00     5.03        128,693      0.59      4.92

RETAIL CLASS B
  2001        $1.00      0.05          --         (0.05)         --         $1.00     5.21%   $       105      1.30%     4.80%
----------------------------------------------------------------------------------------------------------------------------------
  2000         1.00      0.04          --         (0.04)         --          1.00     4.41             23      1.31      4.39
----------------------------------------------------------------------------------------------------------------------------------
  1999 (1)     1.00      0.01          --         (0.01)         --          1.00     3.86*            22      1.30*     3.76*

INSTITUTIONAL II CLASS
  2001        $1.00      0.06          --         (0.06)         --         $1.00     6.09%     $ 365,787      0.45%     5.86%
----------------------------------------------------------------------------------------------------------------------------------
  2000         1.00      0.05          --         (0.05)         --          1.00     5.30        300,562      0.45      5.20
----------------------------------------------------------------------------------------------------------------------------------
  1999         1.00      0.05          --         (0.05)         --          1.00     5.11        229,046      0.43      4.97
----------------------------------------------------------------------------------------------------------------------------------
  1998         1.00      0.05          --         (0.05)         --          1.00     5.47         82,293      0.41      5.33
----------------------------------------------------------------------------------------------------------------------------------
  1997         1.00      0.05          --         (0.05)         --          1.00     5.25         62,960      0.38      5.14

Tax-Free Money Market Portfolio
INSTITUTIONAL CLASS
  2001        $1.00      0.04          --         (0.04)         --         $1.00     3.73%     $  62,052      0.36%     3.67%
----------------------------------------------------------------------------------------------------------------------------------
  2000         1.00      0.03          --         (0.03)         --          1.00     3.17         63,666      0.37      3.12
----------------------------------------------------------------------------------------------------------------------------------
  1999         1.00      0.03          --         (0.03)         --          1.00     2.99         77,896      0.36      2.95
----------------------------------------------------------------------------------------------------------------------------------
  1998         1.00      0.03          --         (0.03)         --          1.00     3.45         90,446      0.32      3.39
----------------------------------------------------------------------------------------------------------------------------------
  1997         1.00      0.03          --         (0.03)         --          1.00     3.29         69,091      0.28      3.23

RETAIL CLASS A
  2001        $1.00      0.03          --         (0.03)         --         $1.00     3.50%     $  38,358      0.59%     3.46%
----------------------------------------------------------------------------------------------------------------------------------
  2000         1.00      0.03          --         (0.03)         --          1.00     2.94         45,970      0.60      2.90
----------------------------------------------------------------------------------------------------------------------------------
  1999         1.00      0.03          --         (0.03)         --          1.00     2.74         33,509      0.60      2.66
----------------------------------------------------------------------------------------------------------------------------------
  1998         1.00      0.03          --         (0.03)         --          1.00     3.16         25,144      0.61      3.11
----------------------------------------------------------------------------------------------------------------------------------
  1997         1.00      0.03          --         (0.03)         --          1.00     3.01         16,495      0.55      2.97

INSTITUTIONAL II CLASS
  2001        $1.00      0.04          --         (0.04)         --         $1.00     3.66%     $  43,993      0.43%     3.53%
----------------------------------------------------------------------------------------------------------------------------------
  2000         1.00      0.03          --         (0.03)         --          1.00     3.10         35,256      0.44      3.04
----------------------------------------------------------------------------------------------------------------------------------
  1999         1.00      0.03          --         (0.03)         --          1.00     2.94         43,575      0.41      2.87
----------------------------------------------------------------------------------------------------------------------------------
  1998         1.00      0.03          --         (0.03)         --          1.00     3.37         29,474      0.40      3.31
----------------------------------------------------------------------------------------------------------------------------------
  1997         1.00      0.03          --         (0.03)         --          1.00     3.19         16,727      0.38      3.14


[table continued]

              OF EXPENSES
              TO AVERAGE
              NET ASSETS
              (EXCLUDING
               WAIVERS)


Money Market Portfolio
INSTITUTIONAL CLASS
  2001         0.58%
---------------------
  2000         0.58
---------------------
  1999         0.60
---------------------
  1998         0.5
---------------------
  1997         0.43

RETAIL CLASS A
  2001         0.83%
---------------------
  2000         0.83
---------------------
  1999         0.85
---------------------
  1998         0.85
---------------------
  1997         0.83

RETAIL CLASS B
  2001         1.43%
---------------------
  2000         1.44
---------------------
  1999 (1)     1.44*

INSTITUTIONAL II CLASS
  2001         0.58%
---------------------
  2000         0.58
---------------------
  1999         0.57
---------------------
  1998         0.55
---------------------
  1997         0.53

Tax-Free Money Market Portfolio
INSTITUTIONAL CLASS
  2001         0.59%
---------------------
  2000         0.60
---------------------
  1999         0.60
---------------------
  1998         0.5
---------------------
  1997         0.44

RETAIL CLASS A
  2001         0.84%
---------------------
  2000         0.85
---------------------
  1999         0.85
---------------------
  1998         0.86
---------------------
  1997         0.84
---------------------

INSTITUTIONAL II CLASS
  2001         0.59%
---------------------
  2000         0.60
---------------------
  1999         0.57
---------------------
  1998         0.56
---------------------
  1997         0.54


April 30, 2001  /   ANNUAL REPORT

                                                      FINANCIAL HIGHLIGHTS   129

------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD INDICATED


                             NET ASSET                REALIZED AND    DISTRIBUTIONS   DISTRIBUTIONS    NET ASSET
                              VALUE,         NET        UNREALIZED       FROM NET         FROM           VALUE,
                             BEGINNING   INVESTMENT   GAINS (LOSSES)    INVESTMENT       CAPITAL          END         TOTAL
                             OF PERIOD     INCOME     ON INVESTMENTS      INCOME          GAINS        OF PERIOD    RETURN(A)
------------------------------------------------------------------------------------------------------------------------------
U.S. Government Money Market Portfolio

INSTITUTIONAL CLASS
   2001                       $1.00         0.06            --            (0.06)            --           $1.00        6.00%
------------------------------------------------------------------------------------------------------------------------------
   2000                        1.00         0.05            --            (0.05)            --            1.00        5.16
------------------------------------------------------------------------------------------------------------------------------
   1999                        1.00         0.05            --            (0.05)            --            1.00        5.00
------------------------------------------------------------------------------------------------------------------------------
   1998                        1.00         0.05            --            (0.05)            --            1.00        5.42
------------------------------------------------------------------------------------------------------------------------------
   1997                        1.00         0.05            --            (0.05)            --            1.00        5.22

RETAIL CLASS A
   2001                       $1.00         0.06            --            (0.06)            --           $1.00        5.75%
------------------------------------------------------------------------------------------------------------------------------
   2000                        1.00         0.05            --            (0.05)            --            1.00        4.92
------------------------------------------------------------------------------------------------------------------------------
   1999                        1.00         0.05            --            (0.05)            --            1.00        4.75
------------------------------------------------------------------------------------------------------------------------------
   1998 (2)                    1.00         0.04            --            (0.04)            --            1.00        5.19*
------------------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL II CLASS
   2001                       $1.00         0.06            --            (0.06)            --           $1.00        5.92%
------------------------------------------------------------------------------------------------------------------------------
   2000                        1.00         0.05            --            (0.05)            --            1.00        5.08
------------------------------------------------------------------------------------------------------------------------------
   1999                        1.00         0.05            --            (0.05)            --            1.00        4.95
------------------------------------------------------------------------------------------------------------------------------
   1998                        1.00         0.05            --            (0.05)            --            1.00        5.33
------------------------------------------------------------------------------------------------------------------------------
   1997                        1.00         0.05            --            (0.05)            --            1.00        5.12

U.S. Treasury Money Market Portfolio

INSTITUTIONAL CLASS
   2001                       $1.00         0.05            --            (0.05)            --           $1.00        5.58%
------------------------------------------------------------------------------------------------------------------------------
   2000                        1.00         0.05            --            (0.05)            --            1.00        4.73
------------------------------------------------------------------------------------------------------------------------------
   1999                        1.00         0.04            --            (0.04)            --            1.00        4.58
------------------------------------------------------------------------------------------------------------------------------
   1998                        1.00         0.05            --            (0.05)            --            1.00        5.08
------------------------------------------------------------------------------------------------------------------------------
   1997                        1.00         0.05            --            (0.05)            --            1.00        5.00

RETAIL CLASS A
   2001                       $1.00         0.05            --            (0.05)            --           $1.00        5.34%
------------------------------------------------------------------------------------------------------------------------------
   2000                        1.00         0.04            --            (0.04)            --            1.00        4.49
------------------------------------------------------------------------------------------------------------------------------
   1999                        1.00         0.04            --            (0.04)            --            1.00        4.33
------------------------------------------------------------------------------------------------------------------------------
   1998                        1.00         0.05            --            (0.05)            --            1.00        4.77
------------------------------------------------------------------------------------------------------------------------------
   1997                        1.00         0.05            --            (0.05)            --            1.00        4.71

INSTITUTIONAL II CLASS
   2001                       $1.00         0.05            --            (0.05)            --           $1.00        5.50%
------------------------------------------------------------------------------------------------------------------------------
   2000                        1.00         0.05            --            (0.05)            --            1.00        4.66
------------------------------------------------------------------------------------------------------------------------------
   1999                        1.00         0.04            --            (0.04)            --            1.00        4.53
------------------------------------------------------------------------------------------------------------------------------
   1998                        1.00         0.05            --            (0.05)            --            1.00        4.99
------------------------------------------------------------------------------------------------------------------------------
   1997                        1.00         0.05            --            (0.05)            --            1.00        4.89



-----------------------------------------------------------------------------------------------

                                                                                       RATIO
                                                                     RATIO OF NET   OF EXPENSES
                                                         RATIO OF     INVESTMENT     TO AVERAGE
                                         NET ASSETS      EXPENSES       INCOME       NET ASSETS
                                           END OF       TO AVERAGE    TO AVERAGE     (EXCLUDING
                                         PERIOD (000)   NET ASSETS    NET ASSETS      WAIVERS)
-----------------------------------------------------------------------------------------------
U.S. Government Money Market Portfolio

INSTITUTIONAL CLASS
   2001                                  $1,243,512       0.40%          5.82%          0.58%
-----------------------------------------------------------------------------------------------
   2000                                   1,414,772       0.41           5.05           0.59
-----------------------------------------------------------------------------------------------
   1999                                   1,428,064       0.40           4.86           0.59
-----------------------------------------------------------------------------------------------
   1998                                   1,285,840       0.35           5.29           0.49
-----------------------------------------------------------------------------------------------
   1997                                   1,250,778       0.32           5.10           0.43

RETAIL CLASS A
   2001                                  $  119,725       0.63%          5.62%          0.83%
-----------------------------------------------------------------------------------------------
   2000                                     120,578       0.64           4.85           0.84
-----------------------------------------------------------------------------------------------
   1999                                     104,037       0.64           4.62           0.84
-----------------------------------------------------------------------------------------------
   1998 (2)                                  78,265       0.67*          4.98*          0.87*

INSTITUTIONAL II CLASS
   2001                                  $  166,335       0.47%          5.69%          0.58%
-----------------------------------------------------------------------------------------------
   2000                                      84,503       0.48           4.91           0.59
-----------------------------------------------------------------------------------------------
   1999                                     142,144       0.45           4.76           0.56
-----------------------------------------------------------------------------------------------
   1998                                      91,629       0.44           5.21           0.55
-----------------------------------------------------------------------------------------------
   1997                                      37,284       0.42           5.01           0.53

U.S. Treasury Money Market Portfolio

INSTITUTIONAL CLASS
   2001                                  $  259,145       0.47%          5.44%          0.60%
-----------------------------------------------------------------------------------------------
   2000                                     278,568       0.45           4.63           0.58
-----------------------------------------------------------------------------------------------
   1999                                     289,930       0.45           4.47           0.59
-----------------------------------------------------------------------------------------------
   1998                                     262,687       0.40           4.96           0.48
-----------------------------------------------------------------------------------------------
   1997                                     225,924       0.37           4.88           0.43

RETAIL CLASS A
   2001                                  $   21,587       0.70%          5.19%          0.85%
-----------------------------------------------------------------------------------------------
   2000                                      18,618       0.68           4.34           0.83
-----------------------------------------------------------------------------------------------
   1999                                      19,632       0.69           4.31           0.84
-----------------------------------------------------------------------------------------------
   1998                                      35,302       0.70           4.66           0.85
-----------------------------------------------------------------------------------------------
   1997                                      13,673       0.64           4.62           0.83

INSTITUTIONAL II CLASS
   2001                                  $  109,910       0.54%          5.34%          0.60%
-----------------------------------------------------------------------------------------------
   2000                                     129,378       0.52           4.58           0.58
-----------------------------------------------------------------------------------------------
   1999                                     139,253       0.50           4.39           0.56
-----------------------------------------------------------------------------------------------
   1998                                      94,844       0.48           4.88           0.54
-----------------------------------------------------------------------------------------------
   1997                                      63,496       0.47           4.79           0.53



 *  Annualized
(A) Total return for the retail class does not include the one-time sales charge.
(1) Commenced operations on January 22, 1999.
(2) Commenced operations on July 7, 1997.
The accompanying notes are an integral part of the financial statements.





                                               ANNUAL REPORT  /   April 30, 2001

130   FINANCIAL HIGHLIGHTS

---------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD INDICATED



                            NET ASSET                   REALIZED AND      DISTRIBUTIONS   DISTRIBUTIONS   NET ASSET
                             VALUE,          NET         UNREALIZED         FROM NET          FROM          VALUE,
                            BEGINNING     INVESTMENT   GAINS (LOSSES)      INVESTMENT        CAPITAL         END         TOTAL
                            OF PERIOD       INCOME     ON INVESTMENTS        INCOME           GAINS       OF PERIOD    RETURN(A)
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Treasury Portfolio

INSTITUTIONAL CLASS
   2001                      $  9.86         0.49           0.32             (0.49)           --           $10.18         8.45%
---------------------------------------------------------------------------------------------------------------------------------
   2000                        10.03         0.46          (0.15)            (0.46)           (0.02)         9.86         3.11
---------------------------------------------------------------------------------------------------------------------------------
   1999                        10.05         0.48           0.03             (0.48)           (0.05)        10.03         5.24
---------------------------------------------------------------------------------------------------------------------------------
   1998                         9.96         0.53           0.10             (0.53)           (0.01)        10.05         6.48
---------------------------------------------------------------------------------------------------------------------------------
   1997                         9.96         0.50          --                (0.49)           (0.01)         9.96         5.13

RETAIL CLASS A
   2001                      $  9.85         0.47           0.32             (0.47)           --           $10.17         8.24%
---------------------------------------------------------------------------------------------------------------------------------
   2000                        10.03         0.44          (0.16)            (0.44)           (0.02)         9.85         2.80
---------------------------------------------------------------------------------------------------------------------------------
   1999                        10.05         0.47           0.03             (0.47)           (0.05)        10.03         5.04
---------------------------------------------------------------------------------------------------------------------------------
   1998                         9.96         0.52           0.09             (0.51)           (0.01)        10.05         6.23
---------------------------------------------------------------------------------------------------------------------------------
   1997 (1)                     9.95         0.27           0.03             (0.28)           (0.01)         9.96         3.39+

Short-Term Bond Portfolio

INSTITUTIONAL CLASS
   2001                      $  9.63         0.55           0.36             (0.55)           --           $ 9.99         9.70%
---------------------------------------------------------------------------------------------------------------------------------
   2000                         9.94         0.50          (0.30)            (0.50)           (0.01)         9.63         2.01
---------------------------------------------------------------------------------------------------------------------------------
   1999                         9.95         0.51          (0.01)            (0.51)           --             9.94         5.15
---------------------------------------------------------------------------------------------------------------------------------
   1998                         9.96         0.09          (0.01)            (0.09)           --             9.95         0.82+
---------------------------------------------------------------------------------------------------------------------------------
   1998++                       9.95         0.57           0.01             (0.57)           --             9.96         5.98
---------------------------------------------------------------------------------------------------------------------------------
   1997++ (2)                  10.00         0.49          (0.05)            (0.49)           --             9.95         4.49+

Maryland Tax-Free Portfolio

INSTITUTIONAL CLASS
   2001                      $  9.48         0.44           0.43             (0.44)           --           $ 9.91         9.34%
---------------------------------------------------------------------------------------------------------------------------------
   2000                        10.21         0.44          (0.69)            (0.44)           (0.04)         9.48        (2.37)
---------------------------------------------------------------------------------------------------------------------------------
   1999                        10.14         0.45           0.14             (0.45)           (0.07)        10.21         5.86
---------------------------------------------------------------------------------------------------------------------------------
   1998                         9.87         0.47           0.33             (0.47)           (0.06)        10.14         8.15
---------------------------------------------------------------------------------------------------------------------------------
   1997 (3)                    10.00         0.22          (0.13)            (0.22)           --             9.87         0.89+

RETAIL CLASS A
   2001                      $  9.48         0.43           0.42             (0.43)           --           $ 9.90         9.09%
---------------------------------------------------------------------------------------------------------------------------------
   2000                        10.21         0.43          (0.69)            (0.43)           (0.04)         9.48        (2.50)
---------------------------------------------------------------------------------------------------------------------------------
   1999                        10.14         0.43           0.14             (0.43)           (0.07)        10.21         5.69
---------------------------------------------------------------------------------------------------------------------------------
   1998                         9.87         0.44           0.34             (0.45)           (0.06)        10.14         7.91
---------------------------------------------------------------------------------------------------------------------------------
   1997(4)                      9.96         0.13          (0.07)            (0.15)           --             9.87         0.63+

RETAIL CLASS B
   2001                      $  9.48         0.36           0.43             (0.36)           --           $ 9.91         8.47%
---------------------------------------------------------------------------------------------------------------------------------
   2000(5)                      9.75         1.51          (0.23)            (1.51)           (0.04)         9.48        13.17+



-----------------------------------------------------------------------------------------------------


                                                                               RATIO
                                                             RATIO OF NET   OF EXPENSES
                                                 RATIO OF     INVESTMENT    TO AVERAGE
                                  NET ASSETS     EXPENSES       INCOME      NET ASSETS    PORTFOLIO
                                     END OF     TO AVERAGE    TO AVERAGE    (EXCLUDING     TURNOVER
                                  PERIOD (000)  NET ASSETS    NET ASSETS     WAIVERS)        RATE
-----------------------------------------------------------------------------------------------------
Short-Term Treasury Portfolio

INSTITUTIONAL CLASS
   2001                            $ 35,215        0.64%         4.93%         0.73%         80.00%
-----------------------------------------------------------------------------------------------------
   2000                              34,877        0.64          4.60          0.73          80.49
-----------------------------------------------------------------------------------------------------
   1999                              34,088        0.63          4.79          0.72          70.64
-----------------------------------------------------------------------------------------------------
   1998                              24,929        0.55          5.26          0.60         124.24
-----------------------------------------------------------------------------------------------------
   1997                              21,563        0.55          5.11          0.60         147.86

RETAIL CLASS A
   2001                            $  8,860        0.83%         4.74%         1.13%         80.00%
-----------------------------------------------------------------------------------------------------
   2000                               9,804        0.82          4.39          1.12          80.49
-----------------------------------------------------------------------------------------------------
   1999                              14,006        0.82          4.61          1.12          70.64
-----------------------------------------------------------------------------------------------------
   1998                              14,410        0.78          5.02          1.07         124.24
-----------------------------------------------------------------------------------------------------
   1997 (1)                          22,937        0.67*         5.07*         0.91*        147.86

Short-Term Bond Portfolio

INSTITUTIONAL CLASS
   2001                            $ 76,090        0.97%         5.52%         1.11%        107.45%
-----------------------------------------------------------------------------------------------------
   2000                              92,185        0.97          5.09          1.11          65.58
-----------------------------------------------------------------------------------------------------
   1999                             111,127        0.97          5.14          1.11          91.22
-----------------------------------------------------------------------------------------------------
   1998                             131,669        0.97*         5.14*         1.16*        108.18
-----------------------------------------------------------------------------------------------------
   1998++                           133,544        0.82          5.78          1.01         135.00
-----------------------------------------------------------------------------------------------------
   1997++ (2)                       146,178        0.90*         5.47*         1.08*        112.00

Maryland Tax-Free Portfolio

INSTITUTIONAL CLASS
   2001                            $ 90,210        0.81%         4.50%         1.00%         28.94%
-----------------------------------------------------------------------------------------------------
   2000                              87,845        0.81          4.57          1.00          24.29
-----------------------------------------------------------------------------------------------------
   1999                              95,046        0.76          4.35          0.99          30.83
-----------------------------------------------------------------------------------------------------
   1998                              83,215        0.68          4.62          0.77          22.40
-----------------------------------------------------------------------------------------------------
   1997 (3)                          79,608        0.67*         4.95*         0.72*         11.13

RETAIL CLASS A
   2001                            $ 24,671        0.94%         4.38%         1.30%         28.94%
-----------------------------------------------------------------------------------------------------
   2000                              25,924        0.94          4.43          1.30          24.29
-----------------------------------------------------------------------------------------------------
   1999                              32,395        0.93          4.18          1.29          30.83
-----------------------------------------------------------------------------------------------------
   1998                              25,283        0.90          4.39          1.15          22.40
-----------------------------------------------------------------------------------------------------
   1997(4)                            7,997        0.91*         4.70*         1.10*         11.13

RETAIL CLASS B
   2001                           $     745        1.69%         3.57%         1.85%         28.94%
-----------------------------------------------------------------------------------------------------
   2000(5)                               50        1.68*         3.82*         1.85*         24.29





April 30, 2001  /   ANNUAL REPORT

                                                      FINANCIAL HIGHLIGHTS   131


----------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD INDICATED


                             NET ASSET                       REALIZED AND     DISTRIBUTIONS    DISTRIBUTIONS     NET ASSET
                              VALUE,           NET           UNREALIZED         FROM NET           FROM            VALUE,
                             BEGINNING     INVESTMENT      GAINS (LOSSES)      INVESTMENT         CAPITAL           END
                             OF PERIOD       INCOME        ON INVESTMENTS        INCOME            GAINS         OF PERIOD
----------------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax-Free Portfolio

INSTITUTIONAL CLASS
   2001                      $  9.38           0.42              0.43            (0.42)             --            $ 9.81
----------------------------------------------------------------------------------------------------------------------------
   2000                        10.23           0.42             (0.81)           (0.42)             (0.04)          9.38
----------------------------------------------------------------------------------------------------------------------------
   1999                        10.14           0.41              0.15            (0.41)             (0.06)         10.23
----------------------------------------------------------------------------------------------------------------------------
   1998                        10.28           0.07             (0.14)           (0.07)             --             10.14
----------------------------------------------------------------------------------------------------------------------------
   1998++                      10.09           0.40              0.19            (0.40)             --             10.28
----------------------------------------------------------------------------------------------------------------------------
   1997++(2)                   10.00           0.40              0.09            (0.40)             --             10.09

RETAIL CLASS A
   2001                      $  9.38           0.41              0.42            (0.41)             --            $ 9.80
----------------------------------------------------------------------------------------------------------------------------
   2000                        10.22           0.40             (0.80)           (0.40)             (0.04)          9.38
----------------------------------------------------------------------------------------------------------------------------
   1999                        10.13           0.39              0.15            (0.39)             (0.06)         10.22
----------------------------------------------------------------------------------------------------------------------------
   1998 (6)                    10.26           0.04             (0.13)           (0.04)             --             10.13

RETAIL CLASS B
   2001                      $  9.39           0.34              0.43            (0.34)             --            $ 9.82
----------------------------------------------------------------------------------------------------------------------------
   2000(5)                      9.71           1.20             (0.28)           (1.20)             (0.04)          9.39

Intermediate Fixed Income Portfolio

INSTITUTIONAL CLASS
   2001                      $  9.42           0.55              0.43            (0.55)             --            $ 9.85
----------------------------------------------------------------------------------------------------------------------------
   2000                         9.93           0.53             (0.50)           (0.53)             (0.01)          9.42
----------------------------------------------------------------------------------------------------------------------------
   1999                        10.00           0.55             (0.02)           (0.55)             (0.05)          9.93
----------------------------------------------------------------------------------------------------------------------------
   1998                         9.80           0.60              0.23            (0.60)             (0.03)         10.00
----------------------------------------------------------------------------------------------------------------------------
   1997 (3)                    10.00           0.28             (0.20)           (0.28)             --              9.80

U.S. Government Bond Portfolio

INSTITUTIONAL CLASS
   2001                      $  9.27           0.53              0.45            (0.53)             --            $ 9.72
----------------------------------------------------------------------------------------------------------------------------
   2000                         9.78           0.51             (0.51)           (0.51)             --              9.27
----------------------------------------------------------------------------------------------------------------------------
   1999                         9.85           0.54             (0.07)           (0.54)             --              9.78
----------------------------------------------------------------------------------------------------------------------------
   1998                         9.85           0.10             --               (0.10)             --              9.85
----------------------------------------------------------------------------------------------------------------------------
   1998++                       9.82           0.67              0.03            (0.67)             --              9.85
----------------------------------------------------------------------------------------------------------------------------
   1997++ (2)                  10.00           0.59             (0.18)           (0.59)             --              9.82

RETAIL CLASS A
   2001                      $  9.28           0.52              0.45            (0.52)             --            $ 9.73
----------------------------------------------------------------------------------------------------------------------------
   2000                         9.79           0.50             (0.51)           (0.50)             --              9.28
----------------------------------------------------------------------------------------------------------------------------
   1999                         9.85           0.54             (0.06)           (0.54)             --              9.79
----------------------------------------------------------------------------------------------------------------------------
   1998 (7)                     9.88           0.81             (0.03)           (0.81)             --              9.85

----------------------------------------------------------------------------------------------------------------------------
                                                                                                      RATIO
                                                                                   RATIO OF NET   OF EXPENSES
                                                                      RATIO OF      INVESTMENT     TO AVERAGE
                                                     NET ASSETS       EXPENSES        INCOME       NET ASSETS   PORTFOLIO
                                       TOTAL           END OF        TO AVERAGE     TO AVERAGE     (EXCLUDING   TURNOVER
                                      RETURN(A)     PERIOD (000)     NET ASSETS     NET ASSETS      WAIVERS)       RATE
----------------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax-Free Portfolio

INSTITUTIONAL CLASS
   2001                                9.25%         $ 160,833          0.96%          4.38%         1.00%        25.67%
----------------------------------------------------------------------------------------------------------------------------
   2000                               (3.88)           160,664          0.96           4.32          1.00         30.92
----------------------------------------------------------------------------------------------------------------------------
   1999                                5.56            224,480          0.92           4.01          1.00         43.46
----------------------------------------------------------------------------------------------------------------------------
   1998                               (0.66)+          215,182          0.84*          3.84*         0.91*         3.50
----------------------------------------------------------------------------------------------------------------------------
   1998++                              6.68            195,322          0.80           4.43          1.00         57.00
----------------------------------------------------------------------------------------------------------------------------
   1997++(2)                           5.03+           221,393          0.83*          4.41*         1.02*        86.00

RETAIL CLASS A
   2001                                8.99%          $  2,603          1.09%          4.24%         1.29%        25.67%
----------------------------------------------------------------------------------------------------------------------------
   2000                               (3.95)             3,036          1.09           4.23          1.29         30.92
----------------------------------------------------------------------------------------------------------------------------
   1999                                5.39              3,820          1.10           3.84          1.30         43.46
----------------------------------------------------------------------------------------------------------------------------
   1998 (6)                           (0.94)+            2,577          1.01*          3.72*         1.24*         3.50

RETAIL CLASS B
   2001                                8.30%       $        76          1.84%          3.52%         1.84%        25.67%
----------------------------------------------------------------------------------------------------------------------------
   2000(5)                             9.37 +              188          1.84*          3.63*         1.84*        30.92

Intermediate Fixed Income Portfolio

INSTITUTIONAL CLASS
   2001                               10.72%         $ 129,531          0.80%          5.75%         0.95%        36.26%
----------------------------------------------------------------------------------------------------------------------------
   2000                                0.32            114,554          0.81           5.52          0.96         29.28
----------------------------------------------------------------------------------------------------------------------------
   1999                                5.40            100,419          0.77           5.49          0.95         52.87
----------------------------------------------------------------------------------------------------------------------------
   1998                                8.65             84,328          0.69           6.02          0.87         41.63
----------------------------------------------------------------------------------------------------------------------------
   1997 (3)                            0.78+            76,326          0.68*          5.55*         0.83*        17.18

U.S. Government Bond Portfolio

INSTITUTIONAL CLASS
   2001                               10.88%         $ 128,041          0.96%          5.62%         1.09%        36.75%
----------------------------------------------------------------------------------------------------------------------------
   2000                                0.04            166,837          0.96           5.38          1.09          6.62
----------------------------------------------------------------------------------------------------------------------------
   1999                                4.82            255,329          0.93           5.43          1.10        102.27
----------------------------------------------------------------------------------------------------------------------------
   1998                                1.02+           265,616          0.88*          6.04*         1.06*        13.77
----------------------------------------------------------------------------------------------------------------------------
   1998++                              7.40            264,565          0.79           6.88          0.98        431.00
----------------------------------------------------------------------------------------------------------------------------
   1997++ (2)                          4.18+           259,042          0.85*          6.54*         1.03*       255.00

RETAIL CLASS A
   2001                               10.72%         $   2,533          1.10%          5.47%         1.40%        36.75%
----------------------------------------------------------------------------------------------------------------------------
   2000                               (0.09)             2,375          1.10           5.26          1.40          6.62
----------------------------------------------------------------------------------------------------------------------------
   1999                                4.93              2,240          1.12           5.11          1.41        102.27
----------------------------------------------------------------------------------------------------------------------------
   1998 (7)                            7.86+                30          1.05*          6.02*         1.33*        13.77

 +   Returns are for the period indicated and have not been annualized.
++   Period ended February 28.
 *   Annualized.
 (A) Total return for the retail class does not include the one-time sales charge.
 (1) Commenced operations on September 9, 1996.
 (2) Commenced operations on April 1, 1996.
 (3) Commenced operations on November 18, 1996.
 (4) Commenced operations on January 2, 1997.
 (5) Commenced operations on September 9, 1999.
 (6) Commenced operations on March 23, 1998.
 (7) Commenced operations on April 1, 1998.
  The accompanying notes are an integral part of the financial statements.

                                               ANNUAL REPORT  /   April 30, 2001

132  FINANCIAL HIGHLIGHTS


---------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD INDICATED


                      NET ASSET                   REALIZED AND     DISTRIBUTIONS   DISTRIBUTIONS     NET ASSET
                        VALUE,        NET          UNREALIZED        FROM NET          FROM            VALUE,
                      BEGINNING    INVESTMENT    GAINS (LOSSES)     INVESTMENT        CAPITAL           END         TOTAL
                      OF PERIOD      INCOME      ON INVESTMENTS       INCOME           GAINS         OF PERIOD    RETURN(A)
---------------------------------------------------------------------------------------------------------------------------
Income Portfolio

INSTITUTIONAL CLASS
   2001                $  9.51        0.60             0.45           (0.60)             --           $ 9.96       11.28%
---------------------------------------------------------------------------------------------------------------------------
   2000                  10.08        0.56            (0.57)          (0.56)             --             9.51       (0.01)
---------------------------------------------------------------------------------------------------------------------------
   1999                  10.25        0.59            (0.17)          (0.59)             --            10.08        4.22
---------------------------------------------------------------------------------------------------------------------------
   1998                   9.82        0.61             0.43           (0.61)             --            10.25       10.84
---------------------------------------------------------------------------------------------------------------------------
   1997                   9.80        0.59             0.02           (0.59)             --             9.82        6.51

RETAIL CLASS A
   2001                $  9.62        0.58             0.47           (0.59)             --           $10.08       11.19%
---------------------------------------------------------------------------------------------------------------------------
   2000                  10.20        0.56            (0.58)          (0.56)             --             9.62       (0.18)
---------------------------------------------------------------------------------------------------------------------------
   1999                  10.37        0.58            (0.16)          (0.59)             --            10.20        4.08
---------------------------------------------------------------------------------------------------------------------------
   1998                   9.94        0.58             0.44           (0.59)             --            10.37       10.47
---------------------------------------------------------------------------------------------------------------------------
   1997                   9.91        0.59             0.01           (0.57)             --             9.94        6.32

RETAIL CLASS B
   2001                $  9.51        0.51             0.45           (0.51)             --           $ 9.96       10.35%
---------------------------------------------------------------------------------------------------------------------------
   2000                  10.08        0.48            (0.57)          (0.48)             --             9.51       (0.85)
---------------------------------------------------------------------------------------------------------------------------
   1999 (1)              10.40        0.35            (0.32)          (0.35)             --            10.08        0.35+

Balanced Portfolio

INSTITUTIONAL CLASS
   2001                 $16.90        0.35            (1.48)          (0.35)             (0.95)       $14.47       (6.93)%
---------------------------------------------------------------------------------------------------------------------------
   2000                  14.64        0.28             2.90           (0.26)             (0.66)        16.90       22.39
---------------------------------------------------------------------------------------------------------------------------
   1999                  13.24        0.28             2.03           (0.28)             (0.63)        14.64       18.17
---------------------------------------------------------------------------------------------------------------------------
   1998                  11.43        0.30             3.04           (0.30)             (1.23)        13.24       30.95
---------------------------------------------------------------------------------------------------------------------------
   1997                  11.38        0.33             0.53           (0.30)             (0.51)        11.43        7.85

RETAIL CLASS A
   2001                 $16.84        0.32            (1.48)          (0.33)             (0.95)       $14.40       (7.06)%
---------------------------------------------------------------------------------------------------------------------------
   2000                  14.59        0.28             2.88           (0.25)             (0.66)        16.84       22.26
---------------------------------------------------------------------------------------------------------------------------
   1999                  13.20        0.26             2.02           (0.26)             (0.63)        14.59       17.97
---------------------------------------------------------------------------------------------------------------------------
   1998                  11.40        0.27             3.04           (0.28)             (1.23)        13.20       30.67
---------------------------------------------------------------------------------------------------------------------------
   1997                  11.35        0.28             0.56           (0.28)             (0.51)        11.40        7.66

RETAIL CLASS B
   2001                 $16.82        0.20            (1.47)          (0.22)             (0.95)       $14.38       (7.78)%
---------------------------------------------------------------------------------------------------------------------------
   2000                  14.60        0.16             2.87           (0.15)             (0.66)        16.82       21.32
---------------------------------------------------------------------------------------------------------------------------
   1999 (1)              12.58        0.16             2.67           (0.18)             (0.63)        14.60       23.13+



----------------------------------------------------------------------------------------------------

                                                                             RATIO
                                                          RATIO OF NET    OF EXPENSES
                                            RATIO OF       INVESTMENT      TO AVERAGE
                           NET ASSETS       EXPENSES         INCOME        NET ASSETS     PORTFOLIO
                             END OF        TO AVERAGE      TO AVERAGE      (EXCLUDING     TURNOVER
                          PERIOD (000)     NET ASSETS      NET ASSETS       WAIVERS)        RATE
----------------------------------------------------------------------------------------------------
Income Portfolio

INSTITUTIONAL CLASS
   2001                     $372,036          0.82%          6.09%           0.94%         339.82%
----------------------------------------------------------------------------------------------------
   2000                      343,260          0.82           5.82            0.94          328.20
----------------------------------------------------------------------------------------------------
   1999                      356,482          0.78           5.77            0.94           50.41
----------------------------------------------------------------------------------------------------
   1998                      322,304          0.73           6.05            0.77          154.87
----------------------------------------------------------------------------------------------------
   1997                      242,966          0.68           6.19            0.68          271.60

RETAIL CLASS A
   2001                     $  8,991          0.95%          5.97%           1.24%         339.82%
----------------------------------------------------------------------------------------------------
   2000                        5,830          0.95           5.67            1.24          328.20
----------------------------------------------------------------------------------------------------
   1999                        8,573          0.95           5.59            1.24           50.41
----------------------------------------------------------------------------------------------------
   1998                        6,889          0.95           5.82            1.16          154.87
----------------------------------------------------------------------------------------------------
   1997                        4,102          0.89           5.96            1.09          271.60

RETAIL CLASS B
   2001                     $    705          1.70%          5.19%           1.79%         339.82%
----------------------------------------------------------------------------------------------------
   2000                          429          1.71           4.97            1.80          328.20
----------------------------------------------------------------------------------------------------
   1999 (1)                      280          1.70*          4.71*           1.79*          50.41

Balanced Portfolio

INSTITUTIONAL CLASS
   2001                     $300,818          0.91%          2.18%           1.01%          36.26%
----------------------------------------------------------------------------------------------------
   2000                      348,332          0.90           1.95            1.00           54.46
----------------------------------------------------------------------------------------------------
   1999                      118,395          0.85           2.12            1.00           56.70
----------------------------------------------------------------------------------------------------
   1998                       96,858          0.79           2.44            0.83           71.58
----------------------------------------------------------------------------------------------------
   1997                       76,987          0.74           2.79            0.74          124.22

RETAIL CLASS A
   2001                     $ 43,644          1.02%          2.08%           1.41%          36.26%
----------------------------------------------------------------------------------------------------
   2000                       43,098          1.01           1.84            1.40           54.46
----------------------------------------------------------------------------------------------------
   1999                       26,927          1.01           1.94            1.40           56.70
----------------------------------------------------------------------------------------------------
   1998                       15,074          1.02           2.20            1.33           71.58
----------------------------------------------------------------------------------------------------
   1997                        6,164          0.96           2.56            1.19          124.22

RETAIL CLASS B
   2001                     $ 14,827          1.77%          1.35%           1.86%          36.26%
----------------------------------------------------------------------------------------------------
   2000                       10,991          1.77           1.10            1.86           54.46
----------------------------------------------------------------------------------------------------
   1999 (1)                    2,479          1.75*          0.99*           1.84*          56.70




April 30, 2001  /   ANNUAL REPORT

                                                      FINANCIAL HIGHLIGHTS   133

---------------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD INDICATED


                         NET ASSET                   REALIZED AND   DISTRIBUTIONS  DISTRIBUTIONS  NET ASSET
                          VALUE,        NET           UNREALIZED       FROM NET         FROM        VALUE,
                         BEGINNING   INVESTMENT     GAINS (LOSSES)    INVESTMENT      CAPITAL        END       TOTAL
                         OF PERIOD  INCOME (LOSS)   ON INVESTMENTS      INCOME         GAINS      OF PERIOD  RETURN(A)
-----------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio

INSTITUTIONAL CLASS
   2001                   $12.00        0.20             0.42            (0.20)       (1.08)        $11.34      5.42%
-----------------------------------------------------------------------------------------------------------------------
   2000                    12.05        0.20             0.38            (0.20)       (0.43)         12.00      5.40
-----------------------------------------------------------------------------------------------------------------------
   1999                    12.52        0.25             0.22            (0.25)       (0.69)         12.05      4.17
-----------------------------------------------------------------------------------------------------------------------
   1998                    10.67        0.31             3.06            (0.31)       (1.21)         12.52     33.04
-----------------------------------------------------------------------------------------------------------------------
   1997 (2)                10.00        0.12             0.67            (0.12)       --             10.67      7.88+

RETAIL CLASS A
   2001                   $11.99        0.19             0.42            (0.19)       (1.08)        $11.33      5.33%
-----------------------------------------------------------------------------------------------------------------------
   2000                    12.04        0.22             0.38            (0.22)       (0.43)         11.99      5.29
-----------------------------------------------------------------------------------------------------------------------
   1999                    12.52        0.23             0.21            (0.23)       (0.69)         12.04      3.92
-----------------------------------------------------------------------------------------------------------------------
   1998 (3)                11.01        0.28             2.73            (0.29)       (1.21)         12.52     28.73+

Value Equity Portfolio

INSTITUTIONAL CLASS
   2001                   $14.11        0.02            (0.86)           (0.02)       (1.95)        $11.30     (5.96)%
-----------------------------------------------------------------------------------------------------------------------
   2000                    15.22        0.26             1.40            (0.26)       (2.51)         14.11     10.87
-----------------------------------------------------------------------------------------------------------------------
   1999                    14.59        0.08             1.36            (0.09)       (0.72)         15.22     10.48
-----------------------------------------------------------------------------------------------------------------------
   1998                    14.00        0.01             0.62            (0.01)       (0.03)         14.59      4.51+
-----------------------------------------------------------------------------------------------------------------------
   1998++                  11.91        0.15             3.45            (0.15)       (1.36)         14.00     31.64
-----------------------------------------------------------------------------------------------------------------------
   1997++ (4)              10.00        0.14             2.10            (0.14)       (0.19)         11.91     22.77+

RETAIL CLASS A
   2001                   $14.10        0.01            (0.87)           (0.01)       (1.95)        $11.28     (6.10)%
-----------------------------------------------------------------------------------------------------------------------
   2000                    15.22        0.14             1.40            (0.15)       (2.51)         14.10     10.72
-----------------------------------------------------------------------------------------------------------------------
   1999                    14.60        0.05             1.36            (0.07)       (0.72)         15.22     10.29
-----------------------------------------------------------------------------------------------------------------------
   1998 (5)                14.55       --                0.05            --           --             14.60      0.34+

RETAIL CLASS B
   2001                   $13.94       (0.02)           (0.92)           --           (1.95)        $11.05     (6.79)%
-----------------------------------------------------------------------------------------------------------------------
   2000                    15.16       (0.07)            1.36            --           (2.51)         13.94      9.93
-----------------------------------------------------------------------------------------------------------------------
   1999 (6)                12.93        0.01             2.97            (0.03)       (0.72)         15.16     23.70+

Equity Index Portfolio

INSTITUTIONAL CLASS
   2001                   $14.83        0.12            (1.77)           (0.13)       (2.60)        $10.45    (12.34)%
-----------------------------------------------------------------------------------------------------------------------
   2000                    13.87        0.14             1.26            (0.14)       (0.30)         14.83     10.25
-----------------------------------------------------------------------------------------------------------------------
   1999                    11.59        0.14             2.41            (0.14)       (0.13)         13.87     22.37
-----------------------------------------------------------------------------------------------------------------------
   1998 (7)                10.00        0.08             1.58            (0.07)       --             11.59     16.71+

RETAIL CLASS A
   2001                   $14.79        0.09            (1.77)           (0.09)       (2.60)        $10.42    (12.51)%
-----------------------------------------------------------------------------------------------------------------------
   2000                    13.84        0.11             1.25            (0.11)       (0.30)         14.79      9.95
-----------------------------------------------------------------------------------------------------------------------
   1999                    11.57        0.11             2.40            (0.11)       (0.13)         13.84     22.05
-----------------------------------------------------------------------------------------------------------------------
   1998 (8)                 9.78        0.06             1.80            (0.07)       --             11.57     19.08+





-----------------------------------------------------------------------------------------------------

                                                                              RATIO
                                                            RATIO OF NET    OF EXPENSES
                                             RATIO OF        INVESTMENT     TO AVERAGE
                            NET ASSETS       EXPENSES       INCOME (LOSS)   NET ASSETS       PORTFOLIO
                               END OF       TO AVERAGE       TO AVERAGE     (EXCLUDING        TURNOVER
                            PERIOD (000)    NET ASSETS       NET ASSETS      WAIVERS)           RATE
------------------------------------------------------------------------------------------------------
Equity Income Portfolio

INSTITUTIONAL CLASS
   2001                      $ 78,666          0.99%            1.70%          1.06%           21.41%
------------------------------------------------------------------------------------------------------
   2000                        83,473          0.98             1.83           1.05            41.43
------------------------------------------------------------------------------------------------------
   1999                       101,104          0.91             2.10           1.04            56.03
------------------------------------------------------------------------------------------------------
   1998                       106,643          0.84             2.58           0.97            39.88
------------------------------------------------------------------------------------------------------
   1997 (2)                    83,947          0.83*            2.47*          0.93*           34.38

RETAIL CLASS A
   2001                       $ 4,193          1.10%            1.62%          1.46%           21.41%
------------------------------------------------------------------------------------------------------
   2000                         3,353          1.09             1.72           1.45            41.43
------------------------------------------------------------------------------------------------------
   1999                         3,659          1.08             1.93           1.44            56.03
------------------------------------------------------------------------------------------------------
   1998 (3)                     3,428          1.07*            2.39*          1.45*           39.88

Value Equity Portfolio

INSTITUTIONAL CLASS
 2001                      $310,803          1.20%            0.17%          1.33             9.63%
------------------------------------------------------------------------------------------------------
   2000                       428,675          1.20             0.16           1.34            25.00
------------------------------------------------------------------------------------------------------
   1999                       536,827          1.14             0.58           1.34            32.21
------------------------------------------------------------------------------------------------------
   1998                       645,202          1.08*            0.65*          1.20*            4.34
------------------------------------------------------------------------------------------------------
   1998++                     577,154          1.00             1.17           1.20            30.00
------------------------------------------------------------------------------------------------------
   1997++ (4)                 540,889          1.05*            1.48*          1.26*           37.00

RETAIL CLASS A
   2001                       $ 6,890          1.30%            0.06%          1.73%            9.63%
------------------------------------------------------------------------------------------------------
   2000                         7,516          1.32            (0.01)          1.75            25.00
------------------------------------------------------------------------------------------------------
   1999                         3,553          1.31             0.29           1.74            32.21
------------------------------------------------------------------------------------------------------
   1998 (5)                       227          1.26*            0.62*          1.67*            4.34

RETAIL CLASS B
   2001                        $  858          2.05%           (0.69)%         2.18%            9.63%
------------------------------------------------------------------------------------------------------
   2000                           583          2.07            (0.77)          2.20            25.00
------------------------------------------------------------------------------------------------------
   1999 (6)                       164          2.07*           (0.67)*         2.20*           32.21

Equity Index Portfolio

INSTITUTIONAL CLASS
   2001                      $100,495          0.25%            0.94%          0.56%           44.36%
------------------------------------------------------------------------------------------------------
   2000                       151,157          0.25             1.03           0.59            58.81
------------------------------------------------------------------------------------------------------
   1999                        86,911          0.23             1.20           0.61            34.04
-----------------------------------------------------------------------------------------------------
   1998 (7)                    45,531          0.20*            1.43*          0.62*           49.56

RETAIL CLASS A
   2001                       $ 9,260          0.50%            0.70%          0.96%           44.36%
-----------------------------------------------------------------------------------------------------
   2000                         7,453          0.50             0.78           0.99            58.81
------------------------------------------------------------------------------------------------------
   1999                         4,974          0.48             0.92           1.00            34.04
------------------------------------------------------------------------------------------------------
   1998 (8)                     1,417          0.45*            1.02*          1.08*           49.56



   +   Returns are for the period indicated and have not been annualized.
  ++   Period ended February 28.
   *   Annualized.

 (A) Total return for the retail class does not include the one-time sales charge.
 (1) Commenced operations on September 14, 1998.
 (2) Commenced operations on November 18, 1996.
 (3) Commenced operations on May 9, 1997.
 (4) Commenced operations on April 1, 1996.
 (5) Commenced operations on April 1, 1998.
 (6) Commenced operations on September 14, 1998.
 (7) Commenced operations on October 1, 1997.
 (8) Commenced operations on November 3, 1997.
The accompanying notes are an integral part of the financial statements.





                                               ANNUAL REPORT  /   April 30, 2001

134  FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD INDICATED



                             NET ASSET                     REALIZED AND      DISTRIBUTIONS    DISTRIBUTIONS     NET ASSET
                               VALUE,         NET           UNREALIZED          FROM NET          FROM            VALUE,
                             BEGINNING    INVESTMENT      GAINS (LOSSES)       INVESTMENT       CAPITAL            END
                             OF PERIOD   INCOME (LOSS)    ON INVESTMENTS         INCOME          GAINS          OF PERIOD
--------------------------------------------------------------------------------------------------------------------------
Blue Chip Equity Portfolio

INSTITUTIONAL CLASS
   2001                       $23.60          0.07            (3.15)             (0.07)          (0.56)          $19.89
--------------------------------------------------------------------------------------------------------------------------
   2000                        20.00          0.08             3.97              (0.07)          (0.38)           23.60
--------------------------------------------------------------------------------------------------------------------------
   1999                        17.01          0.10             3.41              (0.12)          (0.40)           20.00
--------------------------------------------------------------------------------------------------------------------------
   1998                        12.39          0.14             4.70              (0.13)          (0.09)           17.01
--------------------------------------------------------------------------------------------------------------------------
   1997                        10.12          0.17             2.28              (0.17)          (0.01)           12.39

RETAIL CLASS A
   2001                       $23.57          0.05            (3.14)             (0.05)          (0.56)          $19.87
--------------------------------------------------------------------------------------------------------------------------
   2000                        19.98          0.06             3.95              (0.04)          (0.38)           23.57
--------------------------------------------------------------------------------------------------------------------------
   1999                        16.98          0.09             3.40              (0.09)          (0.40)           19.98
--------------------------------------------------------------------------------------------------------------------------
   1998                        12.38          0.10             4.69              (0.10)          (0.09)           16.98
--------------------------------------------------------------------------------------------------------------------------
   1997 (1)                    10.33          0.16             2.06              (0.16)          (0.01)           12.38

RETAIL CLASS B
   2001                       $23.38         (0.06)           (3.16)             --              (0.56)          $19.60
--------------------------------------------------------------------------------------------------------------------------
   2000                        19.93         (0.07)            3.90              --              (0.38)           23.38
--------------------------------------------------------------------------------------------------------------------------
   1999 (2)                    17.07          0.01             3.28              (0.03)          (0.40)           19.93

Capital Growth Portfolio

INSTITUTIONAL CLASS
   2001                       $26.13          0.04            (5.19)             (0.02)          (1.89)          $19.07
--------------------------------------------------------------------------------------------------------------------------
   2000                        18.71         (0.03)            9.31              --              (1.86)           26.13
--------------------------------------------------------------------------------------------------------------------------
   1999                        14.90         (0.01)            4.33              --              (0.51)           18.71
--------------------------------------------------------------------------------------------------------------------------
   1998                        11.92          0.02             4.96              (0.04)          (1.96)           14.90
--------------------------------------------------------------------------------------------------------------------------
   1997                        11.60          0.11             1.41              (0.14)          (1.06)           11.92

RETAIL CLASS A
   2001                       $25.89          0.03            (5.15)             --              (1.89)          $18.88
--------------------------------------------------------------------------------------------------------------------------
   2000                        18.58         (0.05)            9.22              --              (1.86)           25.89
--------------------------------------------------------------------------------------------------------------------------
   1999                        14.82         (0.03)            4.30              --              (0.51)           18.58
--------------------------------------------------------------------------------------------------------------------------
   1998                        11.87         --                4.93              (0.02)          (1.96)           14.82
--------------------------------------------------------------------------------------------------------------------------
   1997                        11.56          0.09             1.41              (0.13)          (1.06)           11.87

RETAIL CLASS B
   2001                       $25.74         (0.08)           (5.16)             --              (1.89)          $18.61
--------------------------------------------------------------------------------------------------------------------------
   2000                        18.61         (0.13)            9.12              --              (1.86)           25.74
--------------------------------------------------------------------------------------------------------------------------
   1999 (3)                    13.53         (0.04)            5.63              --              (0.51)           18.61

Mid-Cap Equity Portfolio

INSTITUTIONAL CLASS
   2001                       $17.92         (0.02)           (1.11)             --              (3.60)          $13.19
--------------------------------------------------------------------------------------------------------------------------
   2000                        14.70         (0.04)            5.30              --              (2.04)           17.92
--------------------------------------------------------------------------------------------------------------------------
   1999                        14.11          0.01             1.16              (0.01)          (0.57)           14.70
--------------------------------------------------------------------------------------------------------------------------
   1998                        10.17          0.04             4.61              (0.04)          (0.67)           14.11
--------------------------------------------------------------------------------------------------------------------------
   1997 (4)                    10.00          0.03             0.17              (0.03)          --               10.17

RETAIL CLASS A
   2001                       $17.90         (0.01)           (1.13)             --              (3.60)          $13.16
--------------------------------------------------------------------------------------------------------------------------
   2000 (5)                    15.22         (0.02)            4.74              --              (2.04)           17.90





--------------------------------------------------------------------------------------------------------------------------


                                                                                                 RATIO
                                                                              RATIO OF NET     OF EXPENSES
                                                                RATIO OF       INVESTMENT      TO AVERAGE
                                               NET ASSETS       EXPENSES      INCOME (LOSS)    NET ASSETS     PORTFOLIO
                                 TOTAL           END OF        TO AVERAGE      TO AVERAGE      (EXCLUDING     TURNOVER
                                RETURN(A)     PERIOD (000)     NET ASSETS      NET ASSETS       WAIVERS)        RATE
--------------------------------------------------------------------------------------------------------------------------
Blue Chip Equity Portfolio

INSTITUTIONAL CLASS
   2001                         (13.20)%        $235,562          0.96%           0.35%           1.06%        31.66%
--------------------------------------------------------------------------------------------------------------------------
   2000                          20.45           211,534          0.97            0.39            1.08         40.58
--------------------------------------------------------------------------------------------------------------------------
   1999                          21.07           129,720          0.91            0.63            1.07         38.78
--------------------------------------------------------------------------------------------------------------------------
   1998                          39.34            67,060          0.81            0.96            0.89         26.32
--------------------------------------------------------------------------------------------------------------------------
   1997                          24.41            35,690          0.70            1.55            0.90         46.91

RETAIL CLASS A
   2001                         (13.26)%        $ 67,840          1.06%           0.25%           1.61%        31.66%
--------------------------------------------------------------------------------------------------------------------------
   2000                          20.29            73,347          1.08            0.28            1.63         40.58
--------------------------------------------------------------------------------------------------------------------------
   1999                          20.96            56,771          1.07            0.49            1.62         38.78
--------------------------------------------------------------------------------------------------------------------------
   1998                          38.93            43,300          1.04            0.71            1.50         26.32
--------------------------------------------------------------------------------------------------------------------------
   1997 (1)                      21.74+           13,211          0.86*           1.29*           1.25*        46.91

RETAIL CLASS B
   2001                         (13.92)%        $ 14,422          1.81%          (0.50)%          1.91%        31.66%
--------------------------------------------------------------------------------------------------------------------------
   2000                          19.39            10,710          1.83           (0.49)           1.93         40.58
--------------------------------------------------------------------------------------------------------------------------
   1999 (2)                      19.62+            3,162          1.84*          (0.43)*          1.94*        38.78

Capital Growth Portfolio

INSTITUTIONAL CLASS
   2001                         (20.32)%        $175,559          1.00%           0.20%           1.06%        90.32%
--------------------------------------------------------------------------------------------------------------------------
   2000                          51.36           193,827          1.00           (0.18)           1.06        113.74
--------------------------------------------------------------------------------------------------------------------------
   1999                          29.51            90,042          0.94           (0.07)           1.04        118.46
--------------------------------------------------------------------------------------------------------------------------
   1998                          45.19            50,615          0.84            0.13            0.88        174.55
--------------------------------------------------------------------------------------------------------------------------
   1997                          13.46            34,170          0.39            0.92            0.85        246.14

RETAIL CLASS A
   2001                         (20.37)%        $ 44,988          1.11%           0.11%           1.46%        90.32%
--------------------------------------------------------------------------------------------------------------------------
   2000                          51.12            52,445          1.11           (0.29)           1.46        113.74
--------------------------------------------------------------------------------------------------------------------------
   1999                          29.34            23,035          1.09           (0.23)           1.44        118.46
--------------------------------------------------------------------------------------------------------------------------
   1998                          44.90            14,401          1.06           (0.10)           1.37        174.55
--------------------------------------------------------------------------------------------------------------------------
   1997                          13.39             5,595          0.56            0.74            1.30        246.14

RETAIL CLASS B
   2001                         (20.98)%        $ 16,231          1.86%          (0.66)%          1.91%        90.32%
--------------------------------------------------------------------------------------------------------------------------
   2000                          50.03            14,129          1.86           (1.04)           1.91        113.74
--------------------------------------------------------------------------------------------------------------------------
   1999 (3)                      41.88+            2,162          1.87*          (1.09)*          1.92*       118.46

Mid-Cap Equity Portfolio

INSTITUTIONAL CLASS
   2001                          (6.55)%        $ 95,317          1.10%          (0.20)%          1.17%        95.51%
--------------------------------------------------------------------------------------------------------------------------
   2000                          38.90            92,253          1.11           (0.26)           1.18         55.90
--------------------------------------------------------------------------------------------------------------------------
   1999                           8.76            63,648          1.06            0.04            1.18         61.81
--------------------------------------------------------------------------------------------------------------------------
   1998                          46.92            55,280          0.97            0.31            1.06         38.30
--------------------------------------------------------------------------------------------------------------------------
   1997 (4)                       1.98+           27,059          0.90*           0.65*           0.95*        14.74

RETAIL CLASS A
   2001                          (6.62)%         $ 4,489          1.21%          (0.27)%          1.57%        95.51%
--------------------------------------------------------------------------------------------------------------------------
   2000 (5)                      34.04+            1,161          1.23*          (0.31)*          1.59*        55.90






April 30, 2001  /   ANNUAL REPORT

                                                      FINANCIAL HIGHLIGHTS   135

--------------------------------------------------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD INDICATED



                            NET ASSET                     REALIZED AND       DISTRIBUTIONS      DISTRIBUTIONS
                             VALUE,          NET           UNREALIZED          FROM NET             FROM          RETURN
                            BEGINNING     INVESTMENT     GAINS (LOSSES)       INVESTMENT           CAPITAL          OF
                            OF PERIOD    INCOME (LOSS)   ON INVESTMENTS         INCOME              GAINS         CAPITAL
--------------------------------------------------------------------------------------------------------------------------
Small-Cap Equity Portfolio

INSTITUTIONAL CLASS
   2001                       $23.24         (0.01)           (2.03)               --              (4.03)         (0.02)
--------------------------------------------------------------------------------------------------------------------------
   2000                        12.65         (0.08)           15.39                --              (4.72)         --
--------------------------------------------------------------------------------------------------------------------------
   1999                        11.86         (0.05)            1.17                --              (0.33)         --
--------------------------------------------------------------------------------------------------------------------------
   1998                         8.53         (0.02)            3.97                --              (0.62)         --
--------------------------------------------------------------------------------------------------------------------------
   1997                        14.72         (0.01)           (2.97)               --              (3.21)         --

RETAIL CLASS A
   2001                       $23.07         (0.02)           (2.01)               --              (4.03)         (0.02)
--------------------------------------------------------------------------------------------------------------------------
   2000                        12.59         (0.05)           15.25                --              (4.72)         --
--------------------------------------------------------------------------------------------------------------------------
   1999                        11.83         (0.07)            1.16                --              (0.33)         --
--------------------------------------------------------------------------------------------------------------------------
   1998                         8.53         (0.06)            3.98                --              (0.62)         --
--------------------------------------------------------------------------------------------------------------------------
   1997(1)                     15.47         (0.01)           (3.72)               --              (3.21)         --

RETAIL CLASS B
   2001(6)                    $16.80         (0.01)            0.18                --              --             --

International Equity Portfolio

INSTITUTIONAL CLASS
   2001(7)                    $11.02         (0.02)           (1.06)               (0.04)          (0.52)         --
--------------------------------------------------------------------------------------------------------------------------
   2000 (8)                    17.18         (0.01)           (2.92)               --              (3.23)         --
--------------------------------------------------------------------------------------------------------------------------
   1999 (9)                    15.05         (0.03)            4.18                --              (2.02)         --
--------------------------------------------------------------------------------------------------------------------------
   1998(10)                    17.28         (0.03)           (0.17)               --              (2.03)         --

RETAIL CLASS A
   2001(7)                    $11.01         (0.02)           (1.06)               (0.03)          (0.52)         --
--------------------------------------------------------------------------------------------------------------------------
   2000(8)                     17.25         (0.08)           (2.93)               --              (3.23)         --
--------------------------------------------------------------------------------------------------------------------------
   1999(9)                     15.15         (0.08)            4.21                --              (2.03)         --
--------------------------------------------------------------------------------------------------------------------------
   1998(9)                     14.78         (0.11)            2.92                --              (2.44)         --
--------------------------------------------------------------------------------------------------------------------------
   1997(9)                     15.18         (0.33)            0.24                --              (0.31)         --
--------------------------------------------------------------------------------------------------------------------------
   1996(9)                     15.28         (0.15)            1.97                (0.27)          (1.65)         --

Emerging Markets Equity Portfolio

RETAIL CLASS A
   2001(7)                    $ 9.23         (0.01)           (1.24)               --              --             --
--------------------------------------------------------------------------------------------------------------------------
   2000(8)                     13.54         (0.20)           (4.11)               --              --             --
--------------------------------------------------------------------------------------------------------------------------
   1999(9)                      7.96         --                5.58                --              --             --
--------------------------------------------------------------------------------------------------------------------------
   1998(9)                     12.24          0.02            (4.15)               (0.15)          --             --
--------------------------------------------------------------------------------------------------------------------------
   1997(9)                     13.66         (0.11)           (1.31)               --              --             --
--------------------------------------------------------------------------------------------------------------------------
   1996(9)                     12.24         (0.13)            1.61                (0.06)          --             --

Mid-Cap Equity Portfolio

INSTITUTIONAL CLASS
   2001                       $17.92           (0.02)           (1.11)             --            (3.60)
--------------------------------------------------------------------------------------------------------------------------
   2000                        14.70           (0.04)            5.30              --            (2.04)
--------------------------------------------------------------------------------------------------------------------------
   1999                        14.11            0.01             1.16              (0.01)        (0.57)
--------------------------------------------------------------------------------------------------------------------------
   1998                        10.17            0.04             4.61              (0.04)        (0.67)
--------------------------------------------------------------------------------------------------------------------------
   1997(4)                     10.00            0.03             0.17              (0.03)          --

RETAIL CLASS A
   2001                       $17.90            0.03            (1.17)             --            (3.60)
--------------------------------------------------------------------------------------------------------------------------
   2000(5)                     15.22           (0.02)            4.74              --            (2.04)

Small-Cap Equity Portfolio

INSTITUTIONAL CLASS
   2001                       $23.24          0.13            (2.19)               --              (4.03)         (0.02)
--------------------------------------------------------------------------------------------------------------------------
   2000                        12.65         (0.08)           15.39                --              (4.72)         --
--------------------------------------------------------------------------------------------------------------------------
   1999                        11.86         (0.05)            1.17                --              (0.33)         --
--------------------------------------------------------------------------------------------------------------------------
   1998                         8.53         (0.02)            3.97                --              (0.62)         --
--------------------------------------------------------------------------------------------------------------------------
   1997                        14.72         (0.01)           (2.97)               --              (3.21)         --

RETAIL CLASS A
   2001                       $23.07         (0.09)           (1.96)               --              (4.03)         (0.02)
--------------------------------------------------------------------------------------------------------------------------
   2000                        12.59         (0.05)           15.25                --              (4.72)         --
--------------------------------------------------------------------------------------------------------------------------
   1999                        11.83         (0.07)            1.16                --              (0.33)         --
--------------------------------------------------------------------------------------------------------------------------
   1998                         8.53         (0.06)            3.98                --              (0.62)         --
--------------------------------------------------------------------------------------------------------------------------
   1997(1)                     15.47         (0.01)           (3.72)               --              (3.21)         --

RETAIL CLASS B
   2001(6)                    $16.80          0.06             0.11                --              --             --

International Equity Portfolio

INSTITUTIONAL CLASS
   2001(7)                    $11.02         (0.02)           (1.06)               (0.04)          (0.52)         --
--------------------------------------------------------------------------------------------------------------------------
   2000(8)                     17.18         (0.01)           (2.92)               --              (3.23)         --

For the years ended December 31:
   1999(9)                     15.05         (0.03)            4.18                --              (2.02)         --
--------------------------------------------------------------------------------------------------------------------------
   1998(10)                    17.28         (0.03)           (0.17)               --              (2.03)         --

RETAIL CLASS A
   2001(7)                    $11.01         (0.02)           (1.06)               (0.03)          (0.52)         --
--------------------------------------------------------------------------------------------------------------------------
   2000(8)                     17.25         (0.08)           (2.93)               --              (3.23)         --
--------------------------------------------------------------------------------------------------------------------------
   1999(9)                     15.15         (0.08)            4.21                --              (2.03)         --
--------------------------------------------------------------------------------------------------------------------------
   1998(9)                     14.78         (0.11)            2.92                --              (2.44)         --
--------------------------------------------------------------------------------------------------------------------------
   1997(9)                     15.18         (0.33)            0.24                --              (0.31)         --
--------------------------------------------------------------------------------------------------------------------------
   1996(9)                     15.28         (0.15)            1.97                (0.27)          (1.65)         --

Emerging Markets Equity Portfolio

RETAIL CLASS A
   2001(7)                    $ 9.23         (0.01)           (1.24)               --              --             --
--------------------------------------------------------------------------------------------------------------------------
   2000(8)                     13.54         (0.20)           (4.11)               --              --             --
--------------------------------------------------------------------------------------------------------------------------
   1999(9)                      7.96         --                5.58                --              --             --
--------------------------------------------------------------------------------------------------------------------------
   1998(9)                     12.24          0.02            (4.15)               (0.15)          --             --
--------------------------------------------------------------------------------------------------------------------------
   1997(9)                     13.66         (0.11)           (1.31)               --              --             --
--------------------------------------------------------------------------------------------------------------------------
   1996(9)                     12.24         (0.13)            1.61                (0.06)          --             --




---------------------------------------------------------------------------------------------------------------------------------


                                                                                                             RATIO
                                                                                           RATIO OF NET   OF EXPENSES
                                     NET ASSET                                 RATIO OF     INVESTMENT     TO AVERAGE
                                       VALUE,                    NET ASSETS    EXPENSES    INCOME (LOSS)  NET ASSETS    PORTFOLIO
                                        END         TOTAL          END OF     TO AVERAGE    TO AVERAGE     (EXCLUDING    TURNOVER
                                     OF PERIOD     RETURN(A)    PERIOD (000)  NET ASSETS    NET ASSETS      WAIVERS)       RATE
---------------------------------------------------------------------------------------------------------------------------------
Small-Cap Equity Portfolio

INSTITUTIONAL CLASS
   2001                               $17.15        (10.05)%      $ 85,286      1.15%         (0.14)%        1.17%        359.60%
---------------------------------------------------------------------------------------------------------------------------------
   2000                                23.24        126.42          81,375      1.19          (0.49)         1.21         753.31
---------------------------------------------------------------------------------------------------------------------------------
   1999                                12.65          9.89          30,562      1.16          (0.48)         1.23         733.14
---------------------------------------------------------------------------------------------------------------------------------
   1998                                11.86         47.93          27,372      0.98          (0.24)         1.02         410.72
---------------------------------------------------------------------------------------------------------------------------------
   1997                                 8.53        (23.43)         17,746      0.95          (0.12)         0.95         704.41

RETAIL CLASS A
   2001                               $16.99        (10.09)%      $ 65,062      1.25%         (0.11)%        1.56%        359.60%
---------------------------------------------------------------------------------------------------------------------------------
   2000                                23.07        126.13          11,292      1.30          (0.49)         1.61         753.31
---------------------------------------------------------------------------------------------------------------------------------
   1999                                12.59          9.66           2,248      1.32          (0.64)         1.63         733.14
---------------------------------------------------------------------------------------------------------------------------------
   1998                                11.83         47.57           1,853      1.21          (0.46)         1.36         410.72
---------------------------------------------------------------------------------------------------------------------------------
   1997(1)                              8.53        (27.14)+         1,075      1.11*         (0.13)*        1.21*        704.41

RETAIL CLASS B
   2001(6)                            $16.97          1.01%+        $  125      2.07%*        (0.61)%*       2.08%*      359.60%

International Equity Portfolio

INSTITUTIONAL CLASS
   2001(7)                            $ 9.38        (10.21)%+     $ 33,101      1.41%*        (0.07)%*       1.46%*      15.09%+
---------------------------------------------------------------------------------------------------------------------------------
   2000(8)                             11.02        (18.85)+        42,058      1.71*         (0.51)*        1.96*      196.30+
---------------------------------------------------------------------------------------------------------------------------------
   1999(9)                             17.18         28.25           8,419      2.00          (0.17)         2.98        41.00
---------------------------------------------------------------------------------------------------------------------------------
   1998(10)                            15.05         (1.15)+         6,678      1.75          (0.47)         2.90       109.00

RETAIL CLASS A
   2001(7)                            $ 9.38        (10.24)%+      $ 9,976      1.51%*        (0.18)%*       1.86%*      15.09%+
---------------------------------------------------------------------------------------------------------------------------------
   2000(8)                             11.01        (19.09)+        10,815      2.46*         (1.21)*        3.11*      196.30+
---------------------------------------------------------------------------------------------------------------------------------
   1999(9)                             17.25         27.95          12,718      2.35          (0.52)         3.34        41.00
---------------------------------------------------------------------------------------------------------------------------------
   1998(9)                             15.15         19.12          12,223      2.45          (0.62)         3.30       109.00
---------------------------------------------------------------------------------------------------------------------------------
   1997(9)                             14.78         (0.71)         13,952      2.50          (1.01)         3.12        51.00
---------------------------------------------------------------------------------------------------------------------------------
   1996(9)                             15.18         12.13          25,822      2.39          (1.06)         3.09        84.00

Emerging Markets Equity Portfolio

RETAIL CLASS A
   2001(7)                            $ 7.98        (13.54)%+      $ 7,246      2.16%*        (0.25)%*       2.61%*      29.80%+
---------------------------------------------------------------------------------------------------------------------------------
   2000(8)                              9.23        (31.83)+         9,124      1.91          (0.88)         3.80        63.40+
---------------------------------------------------------------------------------------------------------------------------------
   1999(9)                             13.54         70.10          18,059      1.85           0.08          4.31        63.00
---------------------------------------------------------------------------------------------------------------------------------
   1998(9)                              7.96        (34.18)         14,734      2.50           0.03          4.09       121.00
---------------------------------------------------------------------------------------------------------------------------------
   1997(9)                             12.24        (10.40)         32,899      2.50          (0.54)         2.91       120.00
---------------------------------------------------------------------------------------------------------------------------------
   1996(9)                             13.66         12.08          56,814      2.38          (0.62)         2.62       122.00

Mid-Cap Equity Portfolio

INSTITUTIONAL CLASS
   2001                               $13.19          (6.55)%     $ 95,317      1.10%         (0.20)%        1.17%       95.51%
----------------------------------------------------------------------------------------------------------------------------------
   2000                                17.92          38.90         92,253      1.11          (0.26)         1.18        55.90
----------------------------------------------------------------------------------------------------------------------------------
   1999                                14.70           8.76         63,648      1.06           0.04          1.18        61.81
----------------------------------------------------------------------------------------------------------------------------------
   1998                                14.11          46.92         55,280      0.97           0.31          1.0         38.30
----------------------------------------------------------------------------------------------------------------------------------
   1997(4)                             10.17           1.98+        27,059      0.90*          0.65*         0.95*       14.74

RETAIL CLASS A
   2001                               $13.16          (6.62)%      $ 4,489      1.21%         (0.27)%        1.57%       95.51%
----------------------------------------------------------------------------------------------------------------------------------
   2000 (5)                            17.90           34.04+        1,161      1.23*         (0.31)*        1.59*       55.90

Small-Cap Equity Portfolio

INSTITUTIONAL CLASS
   2001                               $17.15          (10.05)%    $ 85,286      1.15%        0.44%          1.17        359.69%
---------------------------------------------------------------------------------------------------------------------------------
   2000                                23.24          126.42        81,375      1.19        (0.49)          1.2         753.31
--------------------------------------------------------------------------------------------------------------------------------
   1999                                12.65            9.89        30,562      1.16        (0.48)          1.23        733.14
-------------------------------------------------------------------------------------------------------------------------------
   1998                                11.86           47.93        27,372      0.98        (0.24)          1.02        410.72
--------------------------------------------------------------------------------------------------------------------------------
   1997                                 8.53          (23.43)       17,746      0.95        (0.12)          0.95        704.41

RETAIL CLASS A
   2001                               $16.99          (10.09)%    $ 65,062      1.25%       (1.11)%         1.56%       359.60%
--------------------------------------------------------------------------------------------------------------------------------
   2000                                23.07          126.13        11,292      1.30        (0.49)          1.61        753.31
--------------------------------------------------------------------------------------------------------------------------------
   1999                                12.59            9.66         2,248      1.32        (0.64)         1.63         733.14
------------------------------------------------------------------------------------------------------------------------------
   1998                                11.83           47.57         1,853      1.21        (0.46)         1.36         410.72
-------------------------------------------------------------------------------------------------------------------------------
   1997 (1)                             8.53          (27.14)+       1,075      1.11*       (0.13)*        1.21*        704.41

RETAIL CLASS B
   2001(6)                            $16.97            1.01%+      $  125      2.07%*       3.86%*        2.08%*       359.60%

International Equity Portfolio

INSTITUTIONAL CLASS
   2001(7)                            $ 9.38          (10.21)%+   $ 33,101      1.41%*      (0.07)%*       1.46%*        15.09%+
-------------------------------------------------------------------------------------------------------------------------------
   2000(8)                             11.02          (18.85)+      42,058      1.71*       (0.51)*        1.96*        196.30+

For the years ended December 31:
   1999(9)                             17.18           28.25         8,419      2.00        (0.17)         2.98          41.00
-------------------------------------------------------------------------------------------------------------------------------
   1998(10)                            15.05           (1.15)+       6,678      1.75        (0.47)         2.90         109.00

RETAIL CLASS A
   2001(7)                            $ 9.38          (10.24)%+    $ 9,976      1.51%*      (0.18)%*       1.86%*        15.09%+
-------------------------------------------------------------------------------------------------------------------------------
   2000(8)                             11.01          (19.09)+      10,815      2.46*       (1.21)*        3.11*        196.30+
------------------------------------------------------------------------------------------------------------------------------
   1999(9)                             17.25           27.95        12,718      2.35        (0.52)         3.34          41.00
-------------------------------------------------------------------------------------------------------------------------------
   1998(9)                             15.15           19.12        12,223      2.45        (0.62)         3.30         109.00
-------------------------------------------------------------------------------------------------------------------------------
   1997(9)                             14.78           (0.71)       13,952      2.50        (1.01)         3.12          51.00
-------------------------------------------------------------------------------------------------------------------------------
   1996(9)                             15.18           12.13        25,822      2.39        (1.06)         3.09          84.00

Emerging Markets Equity Portfolio

RETAIL CLASS A
   2001(7)                            $ 7.98          (13.54)%+    $ 7,246      2.16%*      (0.25)%*       2.61%*        29.80%+
-------------------------------------------------------------------------------------------------------------------------------
   2000(8)                              9.23          (31.83)+     $ 9,124      1.91        (0.88)         3.80          63.40+
-------------------------------------------------------------------------------------------------------------------------------
   1999(9)                             13.54           70.10        18,059      1.85         0.08          4.31          63.00
-------------------------------------------------------------------------------------------------------------------------------
   1998(9)                              7.96          (34.18)       14,734      2.50         0.03          4.09         121.00
-------------------------------------------------------------------------------------------------------------------------------
   1997(9)                             12.24          (10.40)       32,899      2.50        (0.54)         2.91         120.00
-------------------------------------------------------------------------------------------------------------------------------
   1996(9)                             13.66           12.08        56,814      2.38        (0.62)         2.62         122.00



   *   Annualized.
   +   Returns are for the period  indicated and have not been  annualized.
  (A) Total return for the retail class does not include the one-time sales charge.
  (1) Commenced operations on May 16, 1996.
  (2) Commenced operations on July 31, 1998.
  (3) Commenced operations on September 14, 1998.
  (4) Commenced operations on November 18, 1996.
  (5) Commenced operations on September 1, 1999.
  (6) Commenced operations on February 20, 2001.
  (7) For the six-month period ended April 30.
  (8) Periods ended October 31.
  (9) Years ended December 31.
 (10) Commenced operations on July 24, 1998.
The accompanying notes are an integral part of the financial statements.



                                               ANNUAL REPORT  /   April 30, 2001

136  NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION

      ARK Funds (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust pursuant to a Declaration of Trust dated October 22, 1992, and amended and restated on March 19, 1993, and further amended on December 10, 1999.

      The Fund consists of twenty-five separate investment Portfolios as of April 30, 2001 (individually, a "Portfolio" and collectively, the "Portfolios"):

      Money Market Portfolio
      Tax-Free Money Market Portfolio
      U.S. Government Money Market Portfolio
      U.S. Treasury Money Market Portfolio
      (collectively, the "Money Market Portfolios")

      Short-Term Treasury Portfolio
      Short-Term Bond Portfolio
      Maryland Tax-Free Portfolio
      Pennsylvania Tax-Free Portfolio
      Intermediate Fixed Income Portfolio
      U.S. Government Bond Portfolio
      Income Portfolio
      Balanced Portfolio
      Equity Income Portfolio
      Value Equity Portfolio
      Equity Index Portfolio
      Blue Chip Equity Portfolio
      Capital Growth Portfolio
      Mid-Cap Equity Portfolio
      Small-Cap Equity Portfolio
      International Equity Portfolio
      Emerging Markets Equity Portfolio

      U.S. Treasury Cash Management Portfolio
      U.S. Government Cash Management Portfolio
      Prime Cash Management Portfolio
      Tax-Free Cash Management Portfolio
       (collectively, the "Cash Management Portfolios")

      The Fund may issue an unlimited number of shares of each of its Portfolios. The financial statements of the Cash Management Portfolios are not presented herein, but are presented separately.

2. SIGNIFICANT ACCOUNTING POLICIES

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.

      The following is a summary of significant accounting policies followed by the Portfolios.

      SECURITY VALUATION -- Securities of the Portfolios are generally valued by independent pricing services. Securities listed on a securities exchange for which market quotations are readily available are valued at the last reported sale price on the principal exchange on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recently quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less to maturity may be valued at their amortized cost.

      When market quotations are not readily available, securities are valued at fair value in good faith as determined under procedures established by the Board of Trustees.

      Investment securities held by the Money Market Portfolios are stated at their amortized cost, which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.

      INCOME TAXES -- It is the intention of each Portfolio to continue to qualify as a regulated investment company and to distribute all of its taxable income. Accordingly, no provision for federal income taxes is considered necessary.

      NET ASSET VALUE PER SHARE -- The net asset value per share of each class of each Portfolio is calculated every business day. It is computed by dividing the total assets of each class of the Portfolio, less the class-related liabilities, by the number of outstanding shares of each class of the Portfolio.

      CLASSES -- Each class of shares has equal rights as to earnings, assets and voting privileges, except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Class-specific expenses are borne by the applicable class. Other expenses, income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

      ORGANIZATIONAL COSTS -- All eligible organizational costs associated with the start-up of the Portfolios prior to December 15, 1998 are being amortized on a straight-line basis over a period of sixty months. If any or all of the shares representing initial capital of a Portfolio are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organizational cost balance in the same proportion as the number of shares redeemed bears to the initial shares outstanding immediately preceding the redemption.





April 30, 2001  /   ANNUAL REPORT

                                             NOTES TO FINANCIAL STATEMENTS   137


      REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

      SHORT SALES -- The Portfolios may sell a security that they own "short against the box" in anticipation of a decline in the market value of that security. As collateral for this transaction, the Portfolio must deposit liquid securities with the broker/dealer through which it made the short sale. A gain, limited to the price at which the Portfolio sold the security short, or a loss, the difference between the proceeds received and the market value of the security, will be recognized upon termination of the short sale.

      DOLLAR ROLL TRANSACTIONS -- The Income Portfolio engages in dollar roll transactions with respect to mortgage-related securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Portfolio sells a mortgage-related security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon and maturity) security from the institution at a later date at an agreed-upon price. The mortgage-related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories.

      WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS -- The Portfolios may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Portfolio to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Portfolio to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction (and therefore the value of the security) may be less favorable than the yield available in the market when the securities delivery takes place. The Portfolios maintain cash, U.S. Government securities, or liquid, high-grade debt obligations in an amount sufficient to meet the purchase price in a segregated account until the settlement date. No Portfolio intends to engage in when-issued purchases and forward commitments for speculative purposes.

      DISTRIBUTIONS -- Dividends from net investment income are declared daily and paid monthly for the Money Market Portfolios, the Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Maryland Tax-Free Portfolio, Pennsylvania Tax-Free Portfolio, Intermediate Fixed Income Portfolio, U.S. Government Bond Portfolio and Income Portfolio. The Equity Income Portfolio declares and pays dividends monthly; the Balanced Portfolio, Value Equity Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio and Mid-Cap Equity Portfolio declare and pay dividends quarterly; and the Capital Growth Portfolio, Small-Cap Equity Portfolio, International Equity Portfolio and Emerging Markets Equity Portfolio declare and pay dividends annually from net investment income. Distributions from net capital gains, if any, are declared and paid at least annually by each Portfolio.

      Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the difference arises.

      On the Statements of Net Assets or Statements of Assets and Liabilities, the following adjustments were made:


                         ACCUMULATED        UNDISTRIBUTED
                         NET REALIZED       NET INVESTMENT        PAID-IN-
                         GAIN (LOSS)           INCOME             CAPITAL
PORTFOLIO                   (000)               (000)              (000)
---------                ------------       --------------        --------
Income                       $--                $ 60               $(60)
-----------------------------------------------------------------------------
Capital Growth               --                   56                (56)
-----------------------------------------------------------------------------
Mid-Cap Equity               --                   37                (37)
-----------------------------------------------------------------------------
International Equity         (7)                 292                285



      For both the International Equity and Small Cap Equity Portfolios, the reclassification is primarily related to net operating losses.

      NEW ACCOUNTING PRONOUNCEMENT -- In November 2000, the AICPA issued a revised Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIEs, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain accounting practices and disclosures presently used, such as treatment of payments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide's requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently. Adopting these requirements will not have a material impact on the Funds' financial statements.





                                               ANNUAL REPORT  /   April 30, 2001

138  NOTES TO FINANCIAL STATEMENTS


      OTHER -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Net realized capital gains and losses on the sale of investment securities are determined using the identified cost method with the exception of the Money Market Portfolios, for which original issue discounts and purchase premiums on securities held by the Portfolios are accreted and amortized ratably to maturity using the effective interest method. Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual method.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

      Allied Investment Advisors, Inc. (AIA) is the investment adviser to each Portfolio. AIA is an affiliate of Allfirst Trust Company, N.A., the Custodian and Sub-Administrator of each Portfolio. Pursuant to an investment advisory contract on behalf of each Portfolio, AIA is entitled to receive fees for its advisory services at the annual rates shown in the following table based on the average net assets of the Portfolio.


-------------------------------------------------------------------
  PORTFOLIO                                             ANNUAL RATE
-------------------------------------------------------------------
Money Market                                                0.25%
-------------------------------------------------------------------
Tax-Free Money Market                                       0.25%
-------------------------------------------------------------------
U.S. Government Money Market                                0.25%
-------------------------------------------------------------------
U.S. Treasury Money Market                                  0.25%
-------------------------------------------------------------------
Short-Term Treasury                                         0.35%
-------------------------------------------------------------------
Short-Term Bond                                             0.75%
-------------------------------------------------------------------
Maryland Tax-Free                                           0.65%
-------------------------------------------------------------------
Pennsylvania Tax-Free                                       0.65%
-------------------------------------------------------------------
Intermediate Fixed Income                                   0.60%
-------------------------------------------------------------------
U.S. Government Bond                                        0.75%
-------------------------------------------------------------------
Income                                                      0.60%
-------------------------------------------------------------------
Balanced                                                    0.65%
-------------------------------------------------------------------
Equity Income                                               0.70%
-------------------------------------------------------------------
Value Equity                                                1.00%
-------------------------------------------------------------------
Equity Index                                                0.20%
-------------------------------------------------------------------
Blue Chip Equity                                            0.70%
-------------------------------------------------------------------
Capital Growth                                              0.70%
-------------------------------------------------------------------
Mid-Cap Equity                                              0.80%
-------------------------------------------------------------------
Small-Cap Equity                                            0.80%
-------------------------------------------------------------------
International Equity                                        1.00%
-------------------------------------------------------------------
Emerging Markets Equity                                     1.00%
-------------------------------------------------------------------


      AIA has agreed to waive a portion of its fees or reimburse expenses on certain Portfolios in order to limit total operating expenses of such Portfolios. A portion of these waivers is voluntary and may be discontinued at any time.

      AIB Govett, Inc. (AIB Govett), an indirect majority owned subsidiary of Allied Irish Banks, is the Subadvisor for the International Equity Portfolio and the Emerging Markets Equity Portfolio. It provides day-to-day management services and makes investment decisions on behalf of these Portfolios in accordance with their respective investment policies. In accordance with an investment subadvisory agreement, AIA pays AIB Govett subadvisory fees from the fees it receives from the International Equity Portfolio and the Emerging Markets Equity Portfolio.

      SEI Investments Mutual Funds Services (the "Administrator") serves as administrator and transfer agent for the Fund under an Administration Agreement and Transfer Agency Agreement. The Administrator is entitled to receive an annual fee of 0.13% of each Portfolio's average net assets, paid monthly, for services performed under the administration agreement. The Administrator has voluntarily agreed to waive a portion of its administrative fees on certain Portfolios in order to limit total operating expenses of such Portfolios. The waiver is voluntary and may be discontinued at any time. Pursuant to a separate agreement between
      Allfirst Trust Company, N.A. and the Administrator,   Allfirst  Trust
      Company,   N.A.  performs sub-administration services on behalf of the
      Portfolios, for which it receives an annual fee, paid by the Administrator, of up to 0.0275% of each Portfolio's average net assets.

4. DISTRIBUTION PLAN AND SHAREHOLDER SERVICES PLANS

      DISTRIBUTION AND SERVICE PLANS

      The Fund's Board of Trustees has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act on behalf of the Retail Class A of each Portfolio and the Institutional II Class of each Money Market Portfolio. Each plan permits payment of distribution fees up to 0.75% of the average net assets of the class. The Trustees have authorized payment of the following distribution fees by Retail Class A and Institutional II Class:



                      PERCENTAGE OF
                       AVERAGE NET
       CLASS             ASSETS                  PORTFOLIO
-----------------------------------------------------------------------------
Retail Class A            0.25%        Money Market Portfolios
-----------------------------------------------------------------------------
                          0.30%         Short-Term Bond Portfolio
                                        Maryland Tax-Free Portfolio
                                        Pennsylvania Tax-Free Portfolio
                                        Intermediate Fixed Income Portfolio
                                        U.S. Government Bond Portfolio
                                        Income Portfolio
-----------------------------------------------------------------------------
                          0.40%         Short-Term Treasury Portfolio
                                        Balanced Portfolio
                                        Equity Income Portfolio
                                        Value Equity Portfolio
                                        Equity Index Portfolio
                                        Capital Growth Portfolio
                                        Mid-Cap Equity Portfolio
                                        Small-Cap Equity Portfolio
                                        International Equity Portfolio
                                        Emerging Markets Equity Portfolio
-----------------------------------------------------------------------------
                          0.55%         Blue Chip Equity Portfolio
-----------------------------------------------------------------------------
Institutional II          0.15%         Money Market Portfolios
-----------------------------------------------------------------------------





April 30, 2001  /   ANNUAL REPORT

                                             NOTES TO FINANCIAL STATEMENTS   139


      The Fund's Board of Trustees has also adopted a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act on behalf of the Retail Class B of the Money Market, Maryland Tax-Free, Pennsylvania Tax-Free, Income, Balanced, Value Equity, Blue Chip Equity, Capital Growth and Small-Cap Equity Portfolios. Pursuant to the plans, distribution fees of 0.75% and service fees of 0.25% of the average net assets of the Retail Class B of the Portfolios are paid.

      A contingent deferred sales charge (CDSC) is imposed on certain redemptions of Retail Class B shares. The CDSC varies depending on the number of years from the time of payment for the purchase of Retail Class B shares until the redemption of such shares.


     YEARS                                    CONTINGENT DEFERRED
 PURCHASES MADE                                   SALES CHARGE
-----------------------------------------------------------------
First                                                      5%
-----------------------------------------------------------------
Second                                                     4%
-----------------------------------------------------------------
Third                                                      3%
-----------------------------------------------------------------
Fourth                                                     3%
-----------------------------------------------------------------
Fifth                                                      2%
-----------------------------------------------------------------
Sixth                                                      1%
-----------------------------------------------------------------
Seventh and Following                                    None
-----------------------------------------------------------------


      Distribution and/or service fees are paid to SEI Investments Distribution Co. ("SIDCO"), which acts as distributor for the Fund pursuant to a Distribution Agreement on behalf of each Portfolio. SIDCO has voluntarily agreed to waive a portion of its fee on certain Portfolios in order to limit total operating expenses of such Portfolios. The waiver is voluntary and may be discontinued at any time.

      Prior to August 12, 2000, the Govett International Equity Fund (currently, International Equity Portfolio) and the Govett Emerging Markets Equity Fund (currently, Emerging Markets Equity Portfolio) paid another distributor 0.35% of the average net assets of each fund's Class A Retail shares.

      SHAREHOLDER SERVICE PLANS

      The Board of Trustees has adopted a Shareholder Services Plan on behalf of the Retail Class A and the Institutional Class of each Portfolio. The plans authorize payment of service fees to compensate qualified intermediaries for individual shareholder services and account maintenance. Each plan permits payment of service fees to participating qualified intermediaries at an annual rate of up to 0.25% of the average net assets of Retail Class A shares, or up to 0.15% of average net assets of Institutional Class shares, attributable to their customers. Currently, the Trustees have set service fees as follows:


                          PERCENTAGE OF
                           AVERAGE NET
   CLASS                     ASSETS                  PORTFOLIO
--------------------------------------------------------------------------------
Retail Class A                0.15%          All Portfolios
--------------------------------------------------------------------------------
Institutional Class           0.15%          Short-Term Treasury Portfolio
--------------------------------------------------------------------------------
                              0.15%          Money Market Portfolios
--------------------------------------------------------------------------------
                              0.15%          Pennsylvania Tax-Free Portfolio
--------------------------------------------------------------------------------
                                             Intermediate Fixed Income Portfolio
                                             U.S. Government Bond Portfolio
--------------------------------------------------------------------------------
                              0.15%          Maryland Tax-Free Portfolio
                                             Income Portfolio
--------------------------------------------------------------------------------
                              0.15%          Balanced Portfolio-
                                             Equity Income Portfolio
                                             Value Equity Portfolio
                                             Blue Chip Equity Portfolio
                                             Capital Growth Portfolio
                                             Mid-Cap Equity Portfolio
                                             Small-Cap Equity Portfolio
                                             International Equity Portfolio
                                             Emerging Markets Equity Portfolio
--------------------------------------------------------------------------------


      A portion of the service fee is being waived for Retail Class A and Institutional Class shares of certain Portfolios. The waiver is voluntary and may be discontinued at any time.

5. INVESTMENT TRANSACTIONS

      The cost of securities purchased and the proceeds from the sale of securities, other than short-term investments and U.S. Government securities, during the period ended April 30, 2001, were as follows:


-------------------------------------------------------------------------------
                                       PURCHASES                    SALES
   PORTFOLIO                             (000)                      (000)
-------------------------------------------------------------------------------
Short-Term Treasury                      $    --                   $     --
-------------------------------------------------------------------------------
Short-Term Bond                           28,103                    (29,072)
-------------------------------------------------------------------------------
Maryland Tax-Free                         32,367                    (35,572)
-------------------------------------------------------------------------------
Pennsylvania Tax-Free                     41,348                    (49,556)
-------------------------------------------------------------------------------
Intermediate Fixed Income                 26,236                    (15,409)
-------------------------------------------------------------------------------
U.S. Government Bond                      17,935                    (20,520)
-------------------------------------------------------------------------------
Income                                    78,884                    (35,405)
-------------------------------------------------------------------------------
Balanced                                 107,606                    (91,275)
-------------------------------------------------------------------------------
Equity Income                             17,658                    (28,343)
-------------------------------------------------------------------------------
Value Equity                              36,294                   (117,334)
-------------------------------------------------------------------------------
Equity Index                              56,595                    (86,603)
-------------------------------------------------------------------------------
Blue Chip Equity                         160,997                    (92,829)
-------------------------------------------------------------------------------
Capital Growth                           260,591                   (205,414)
-------------------------------------------------------------------------------
Mid-Cap Equity                           102,564                    (90,899)
-------------------------------------------------------------------------------
Small-Cap Equity                         494,207                   (421,845)
-------------------------------------------------------------------------------
International Equity                       5,924                    (12,702)
-------------------------------------------------------------------------------
Emerging Markets Equity                    2,290                     (3,477)
-------------------------------------------------------------------------------






                                               ANNUAL REPORT  /   April 30, 2001

140  NOTES TO FINANCIAL STATEMENTS


      The purchases and sales of U.S. Government securities were as follows:

-------------------------------------------------------------------------------
                                      PURCHASES                     SALES
  PORTFOLIO                             (000)                       (000)
-------------------------------------------------------------------------------
Short-Term Treasury                  $   33,971                $   (36,075)
-------------------------------------------------------------------------------
Short-Term Bond                          45,066                    (60,105)
-------------------------------------------------------------------------------
Intermediate Fixed Income                27,727                    (27,823)
-------------------------------------------------------------------------------
U.S. Government Bond                     34,228                    (66,167)
-------------------------------------------------------------------------------
Income                                1,180,105                 (1,224,170)
-------------------------------------------------------------------------------
Balanced                                 29,281                    (38,857)
-------------------------------------------------------------------------------


      For federal income tax purposes, the cost of securities owned at April 30, 2001, was not materially different from the amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation of securities at April 30, 2001, for each Portfolio is as follows:


---------------------------------------------------------------------------------------------------------------
                                                                                                NET UNREALIZED
                                         APPRECIATED                DEPRECIATED                  APPRECIATION
                                          SECURITIES                 SECURITIES                 (DEPRECIATION)
  PORTFOLIO                                 (000)                      (000)                        (000)
---------------------------------------------------------------------------------------------------------------
Short-Term Treasury                          $ 859                     $ (24)                        $ 835
---------------------------------------------------------------------------------------------------------------
Short-Term Bond                                763                       (56)                         707
---------------------------------------------------------------------------------------------------------------
Maryland Tax-Free                            3,297                    (1,331)                        1,966
---------------------------------------------------------------------------------------------------------------
Pennsylvania Tax-Free                        4,076                    (2,393)                        1,683
---------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income                    1,984                    (1,224)                         760
---------------------------------------------------------------------------------------------------------------
U.S. Government Bond                           913                    (1,723)                        (810)
---------------------------------------------------------------------------------------------------------------
Income                                       5,797                    (5,047)                          750
---------------------------------------------------------------------------------------------------------------
Balanced                                    43,715                   (37,654)                        6,061
---------------------------------------------------------------------------------------------------------------
Equity Income                               25,764                    (1,118)                       24,646
---------------------------------------------------------------------------------------------------------------
Value Equity                               130,925                    (2,976)                      127,949
---------------------------------------------------------------------------------------------------------------
Equity Index                                14,394                   (22,641)                      (8,247)
---------------------------------------------------------------------------------------------------------------
Blue Chip Equity                            64,665                   (18,403)                       46,262
---------------------------------------------------------------------------------------------------------------
Capital Growth                              32,416                    (6,423)                       25,993
---------------------------------------------------------------------------------------------------------------
Mid-Cap Equity                              18,382                   (12,717)                        5,665
---------------------------------------------------------------------------------------------------------------
Small-Cap Equity                            20,097                    (8,917)                       11,180
---------------------------------------------------------------------------------------------------------------
International Equity                         1,031                    (7,247)                      (6,216)
---------------------------------------------------------------------------------------------------------------
Emerging Markets Equity                        758                    (1,677)                        (919)
---------------------------------------------------------------------------------------------------------------


      At April 30, 2001, the following Portfolios had capital loss carryforwards and post-October losses:

------------------------------------------------------------------------------------------------------------
                                   CAPITAL LOSS                                                POST
                                   CARRYFORWARD                                           OCTOBER 31, 2000
                                      AMOUNT                    EXPIRATION                 DEFERRED LOSSES
  PORTFOLIO                            (000)                       DATE                         (000)
------------------------------------------------------------------------------------------------------------
Money Market                         $      7                      2006                        $  --
                                            2                      2009                           --
------------------------------------------------------------------------------------------------------------
Tax-Free Money Market                       1                      2008                           --
------------------------------------------------------------------------------------------------------------
Short-Term Treasury                       224                      2008                           --
------------------------------------------------------------------------------------------------------------
Short-Term Bond                           209                      2008                           --
                                          555                      2009                           42
------------------------------------------------------------------------------------------------------------
Maryland Tax-Free                         101                      2007                           --
                                        1,028                      2008                           --
------------------------------------------------------------------------------------------------------------
Pennsylvania Tax-Free                   2,230                      2007                           --
                                        2,864                      2008                           --
                                          395                      2009                           --
------------------------------------------------------------------------------------------------------------
Intermediate Fixed Income                 182                      2008                           --
------------------------------------------------------------------------------------------------------------
U.S. Government Bond                      725                      2006                           --
                                          919                      2007                           --
                                        1,280                      2008                           --
                                        4,506                      2009                          156
------------------------------------------------------------------------------------------------------------
Income                                  1,785                      2002                           --
                                          171                      2003                           --
                                        1,412                      2004                           --
                                          745                      2005                           --
                                        2,218                      2007                           --
                                        1,350                      2008                           --
------------------------------------------------------------------------------------------------------------
Balanced                                3,270                      2009                           --
------------------------------------------------------------------------------------------------------------
Blue Chip Equity                        1,519                      2009                           --
------------------------------------------------------------------------------------------------------------
Small-Cap Equity                        4,013                      2006                           --
------------------------------------------------------------------------------------------------------------
International Equity                       --                        --                        2,928
------------------------------------------------------------------------------------------------------------
Emerging Markets                       10,026                      2006                           --
    Equity                                755                      2007                           --
                                          772                      2009                           --
------------------------------------------------------------------------------------------------------------


      The International Equity Portfolio had a post-October deferred currency loss (000) of $59.

6. SECURITIES LENDING TRANSACTIONS

      In order to generate additional income, certain Portfolios may lend portfolio securities representing up to one-third of the value of total assets (which includes collateral received for securities on loan) to broker/dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially. The market value of the securities on loan at April 30, 2001, income generated from the





April 30, 2001  /   ANNUAL REPORT

                                             NOTES TO FINANCIAL STATEMENTS   141


      program during the year ended April 30, 2001, and the collateral purchased with cash received and held at April 30, 2001, with respect to such loans were as follows:

                                                            INCOME RECEIVED
                                     MARKET VALUE OF        FROM SECURITIES
                                    LOANED SECURITIES           LENDING
  PORTFOLIO                              (000)                   (000)
----------------------------------------------------------------------------
Short-Term Bond                           $     --                $ 11
----------------------------------------------------------------------------
Intermediate Fixed Income                   22,299                  18
----------------------------------------------------------------------------
U.S. Government Bond                        21,981                  32
Income                                     118,233                 163
----------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                    MONEY         OTHER FIXED
                   REPURCHASE      MARKET           INCOME
  COLLATERAL       AGREEMENTS    INSTRUMENTS      SECURITIES      CASH      TOTAL
  PORTFOLIO           (000)         (000)            (000)        (000)     (000)
--------------------------------------------------------------------------------------
Intermediate
   Fixed
   Income           $16,137        $  15            $ 6,104        $43     $ 22,299
--------------------------------------------------------------------------------------
U.S. Government
   Bond               7,934          614             13,400         33       21,981
--------------------------------------------------------------------------------------
Income               77,744          154             44,709         29      122,636
--------------------------------------------------------------------------------------


7. CONCENTRATION OF RISK

      The International Equity Portfolio and the Emerging Markets Equity Portfolio invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments, lack of liquidity, low market capitalizations, foreign currency fluctuations, and the level of governmental supervision and regulation of securities markets in the respective countries.

      The Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio invest in debt instruments of municipal issuers. Although these Portfolios monitor investment concentration, the issuers' ability to meet their obligations may be affected by economic developments in a specific state or region.

      The Maryland Tax-Free Portfolio and Pennsylvania Tax-Free Portfolio invest in securities that include revenue bonds and general obligation bonds. At April 30, 2001, the percentage of portfolio investments by each revenue source was as follows:

---------------------------------------------------------------------------
                                  MARYLAND                  PENNSYLVANIA
                             TAX-FREE PORTFOLIO          TAX-FREE PORTFOLIO
---------------------------------------------------------------------------
Education                             16%                          15%
---------------------------------------------------------------------------
Healthcare                            20                           19
---------------------------------------------------------------------------
Transportation                         3                            2
---------------------------------------------------------------------------
Utility                               10                            7
---------------------------------------------------------------------------
Housing                                4                            2
---------------------------------------------------------------------------
Pollution Control                      --                           1
---------------------------------------------------------------------------
Public Facility                        5                           14
---------------------------------------------------------------------------
Industrial                             --                          15
---------------------------------------------------------------------------
Other                                  5                            6
---------------------------------------------------------------------------
General Obligations                   37                           19
---------------------------------------------------------------------------
                                     100%                         100%


8. FUND MERGERS

      On August 12, 2000, the Govett Global Income Fund, the Govett International Equity Fund and the Govett Emerging Markets Equity Fund were reorganized into the Income Portfolio, the International Equity Portfolio, and the Emerging Markets Equity Portfolio, respectively. On September 16, 2000, the Govett Smaller Companies Fund was reorganized into the Small-Cap Equity Portfolio. Shares of the Govett Funds were exchanged for shares of the respective ARK Portfolios in a tax-free exchange.

      The acquired net assets consisted  primarily of the following components:


                                 ACQUIRED
                              NET UNREALIZED               ACQUIRED
  PORTFOLIO                    APPRECIATION               NET ASSETS
-------------------------------------------------------------------------
Income                        $      4,228              $  3,394,864
-------------------------------------------------------------------------
Small-Cap Equity                 7,269,962                62,433,270
-------------------------------------------------------------------------
International Equity                    --                43,889,830
-------------------------------------------------------------------------
Emerging Markets Equity          1,852,298                12,154,505
-------------------------------------------------------------------------








                                               ANNUAL REPORT  /   April 30, 2001

142  NOTES TO FINANCIAL STATEMENTS

9.       SHARES ISSUED AND REDEEMED (000):



------------------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS OR PERIODS ENDED APRIL 30                 MONEY MARKET                  TAX-FREE MONEY           U.S. GOVERNMENT MONEY
TRANSACTIONS IN PORTFOLIO SHARES WERE AS FOLLOWS:         PORTFOLIO                  MARKET PORTFOLIO              MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                5/1/00        5/1/99          5/1/00         5/1/99          5/1/00        5/1/99
                                             to 4/30/01    to 4/30/00      to 4/30/01     to 4/30/00      to 4/30/01    to 4/30/00
                                           ------------    ----------      ----------     ----------      ----------    ----------
SHARES ISSUED AND REDEEMED:
     Institutional Class:
         Shares Issued                        1,209,958       863,114          62,457         81,666       2,374,146     2,438,888
                                           -----------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions                     2,618         1,006             --              --             --             --
         Shares Redeemed                     (1,137,812)     (882,061)        (64,071)       (95,896)     (2,545,310)   (2,452,173)
     TOTAL INSTITUTIONAL CLASS
     SHARE TRANSACTIONS                          74,764       (17,941)         (1,614)       (14,230)       (171,164)      (13,285)
------------------------------------------------------------------------------------------------------------------------------------
     Retail Class A:
         Shares Issued                          220,611       306,915          40,185        110,876         382,422       586,782
                                           -----------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions                    15,571        11,825           1,173          1,101              38            --
         Shares Redeemed                       (190,507)     (314,096)        (48,961)       (99,516)       (383,258)     (570,240)
     TOTAL RETAIL CLASS A SHARE
     TRANSACTIONS                                45,675         4,644          (7,603)        12,461            (798)       16,542
------------------------------------------------------------------------------------------------------------------------------------
     Retail Class B:
         Shares Issued                              103            23              --             --              --            --
------------------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions                         2             1              --             --              --            --
         Shares Redeemed                            (23)          (23)             --             --              --            --
     TOTAL RETAIL CLASS B SHARE
     TRANSACTIONS                                    82             1              --             --              --            --
------------------------------------------------------------------------------------------------------------------------------------
     Institutional II Class:
         Shares Issued                        1,807,345     1,160,221          97,949         86,449         531,461       483,872
                                           -----------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions                        --            --              --             --               1             5
         Shares Redeemed                     (1,742,150)   (1,088,667)        (89,207)       (94,768)       (449,663)     (541,518)
     TOTAL INSTITUTIONAL II CLASS
     SHARE TRANSACTIONS                          65,195        71,554           8,742         (8,319)         81,799       (57,641)
------------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN
     SHARE TRANSACTIONS                         185,716        58,258            (475)       (10,088)        (90,163)      (54,384)
------------------------------------------------------------------------------------------------------------------------------------

                                             NOTES TO FINIANCIAL STATEMENTS  143

-------------------------------------------------------------------------------------------------------------------------
FOR THE YEARS OR PERIODS ENDED APRIL 30           U.S. TREASURY MONEY       SHORT-TERM                SHORT-TERM
TRANSACTIONS IN PORTFOLIO SHARES WERE AS FOLLOWS:   MARKET PORTFOLIO    TREASURY PORTFOLIO          BOND PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------
                                             5/1/00        5/1/99       5/1/00       5/1/99       5/1/00       5/1/99
                                          to 4/30/01    to 4/30/00   to 4/30/01   to 4/30/00   to 4/30/01   to 4/30/00
                                          ----------    ----------   ----------   ----------   ----------   ----------
SHARES ISSUED AND REDEEMED:
     Institutional Class:
         Shares Issued                       693,983       515,143         495        1,092        1,337        3,032
-------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions                      8             6          18           19          235          274
         Shares Redeemed                    (713,500)     (526,546)       (592)        (971)      (3,529)      (4,906)
     TOTAL INSTITUTIONAL CLASS
     SHARE TRANSACTIONS                      (19,509)      (11,397)        (79)         140       (1,957)      (1,600)
-------------------------------------------------------------------------------------------------------------------------
     Retail Class A:
         Shares Issued                        35,543        75,494         126          270           --           --
-------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions                    764           658          39           53           --           --
         Shares Redeemed                     (33,340)      (77,167)       (289)        (725)          --           --
     TOTAL RETAIL CLASS A SHARE
     TRANSACTIONS                              2,967        (1,015)       (124)        (402)          --           --
-------------------------------------------------------------------------------------------------------------------------
     Retail Class B:
         Shares Issued                            --            --          --           --           --           --
-------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions                     --            --          --           --           --           --
         Shares Redeemed                          --            --          --           --           --           --
     TOTAL RETAIL CLASS B SHARE
     TRANSACTIONS                                 --            --          --           --           --           --
-------------------------------------------------------------------------------------------------------------------------
     Institutional II Class:
         Shares Issued                       440,628       377,012          --           --           --           --
-------------------------------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions                     --            --          --           --           --           --
         Shares Redeemed                    (460,064)     (386,854)         --           --           --           --
     TOTAL INSTITUTIONAL II CLASS
     SHARE TRANSACTIONS                      (19,436)       (9,842)         --           --           --           --
-------------------------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN
     SHARE TRANSACTIONS                      (35,978)      (22,254)       (203)        (262)      (1,957)      (1,600)

[table continued]

--------------------------------------------------------------------------------------------------
FOR THE YEARS OR PERIODS ENDED APRIL 30               MARYLAND              PENNSYLVANIA
TRANSACTIONS IN PORTFOLIO SHARES WERE AS FOLLOWS: TAX-FREE PORTFOLIO       TAX-FREE PORTFOLIO
--------------------------------------------------------------------------------------------------
                                                 5/1/00      5/1/99       5/1/00       5/1/99
                                              to 4/30/01  to 4/30/00   to 4/30/01  to 4/30/00
                                              ----------  ----------   ----------  ----------
SHARES ISSUED AND REDEEMED:
     Institutional Class:
         Shares Issued                             1,277      1,776         1,827       3,270
--------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions                         34         49            14          70
         Shares Redeemed                          (1,477)    (1,862)       (2,570)     (8,164)
     TOTAL INSTITUTIONAL CLASS
     SHARE TRANSACTIONS                             (166)       (37)         (729)     (4,824)
--------------------------------------------------------------------------------------------------
     Retail Class A:
         Shares Issued                               502        825            65         858
--------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions                         85        130             9          20
         Shares Redeemed                            (831)    (1,392)         (132)       (928)
     TOTAL RETAIL CLASS A SHARE
     TRANSACTIONS                                   (244)      (437)          (58)        (50)
--------------------------------------------------------------------------------------------------
     Retail Class B:
         Shares Issued                                76          5             2          20
--------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions                          1         --            --          --
         Shares Redeemed                              (7)        --           (14)         --
     TOTAL RETAIL CLASS B SHARE
     TRANSACTIONS                                     70          5           (12)         20
--------------------------------------------------------------------------------------------------
     Institutional II Class:
         Shares Issued                                --         --            --          --
--------------------------------------------------------------------------------------------------
         Shares Issued in Lieu of
           Cash Distributions                         --         --            --          --
         Shares Redeemed                              --         --            --          --
     TOTAL INSTITUTIONAL II CLASS
     SHARE TRANSACTIONS                               --         --            --          --
--------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN
     SHARE TRANSACTIONS                             (340)      (469)         (799)     (4,854)
--------------------------------------------------------------------------------------------------

144   NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------------------
 FOR THE YEARS OR PERIODS ENDED APRIL 30                    INTERMEDIATE             U.S. GOVERNMENT                INCOME
 TRANSACTIONS IN PORTFOLIO SHARES WERE AS FOLLOWS:     FIXED INCOME PORTFOLIO         BOND PORTFOLIO              PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                           5/1/00       5/1/99       5/1/00       5/1/99       5/1/00       5/1/99
                                                       to 4/30/01   to 4/30/00   to 4/30/01   to 4/30/00   to 4/30/01   to 4/30/00
                                                       ----------   ----------   ----------   ----------   ----------   ----------
SHARES ISSUED AND REDEEMED:
     Institutional Class:
         Shares Issued                                      3,050        4,196          748        1,611        6,065        6,333
                                                     -------------------------------------------------------------------------------
         Shares Issued in Lieu of Cash Distributions          147          101          221          321        1,648        1,427
                                                     -------------------------------------------------------------------------------
         Shares Redeemed                                   (2,201)      (2,253)      (5,792)     (10,040)      (6,472)      (7,011)
                                                     -------------------------------------------------------------------------------
     TOTAL INSTITUTIONAL CLASS
     SHARE TRANSACTIONS                                       996        2,044       (4,823)      (8,108)       1,241          749
------------------------------------------------------------------------------------------------------------------------------------
     Retail Class A:
         Shares Issued from Govett Merger                      --           --           --           --          348           --
                                                     -------------------------------------------------------------------------------
         Shares Issued                                         --           --           52          145           87            7
                                                     -------------------------------------------------------------------------------
         Shares Issued in Lieu of Cash Distributions           --           --           10           13           38           37
                                                     -------------------------------------------------------------------------------
         Shares Redeemed                                       --           --          (58)        (131)        (187)        (350)
                                                     -------------------------------------------------------------------------------
     TOTAL RETAIL CLASS A SHARE
     TRANSACTIONS                                              --           --            4           27          286         (234)
------------------------------------------------------------------------------------------------------------------------------------
     Retail Class B:
         Shares Issued                                         --           --           --           --           36           30
                                                     -------------------------------------------------------------------------------
         Shares Issued in Lieu of Cash Distributions           --           --           --           --            2            2
                                                     -------------------------------------------------------------------------------
         Shares Redeemed                                       --           --           --           --          (12)         (15)
                                                     -------------------------------------------------------------------------------
     TOTAL RETAIL CLASS B SHARE
     TRANSACTIONS                                              --           --           --           --           26           17
-----------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN
     SHARE TRANSACTIONS                                       996        2,044       (4,819)      (8,081)       1,553          532
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 FOR THE YEARS OR PERIODS ENDED APRIL 30                  CAPITAL GROWTH                MID-CAP                   SMALL-CAP
 TRANSACTIONS IN PORTFOLIO SHARES WERE AS FOLLOWS:           PORTFOLIO              EQUITY PORTFOLIO          EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
                                                           5/1/00       5/1/99       5/1/00       5/1/99       5/1/00       5/1/99
                                                       to 4/30/01   to 4/30/00   to 4/30/01   to 4/30/00   to 4/30/01   to 4/30/00
                                                       ----------   ----------   ----------   ----------   ----------   ----------
SHARES ISSUED AND REDEEMED:
     Institutional Class:
         Shares Issued from Govett Merger                      --           --           --           --           --           --
                                                     -------------------------------------------------------------------------------
         Shares Issued                                      2,762        3,808        1,293          871        1,209        1,094
                                                     -------------------------------------------------------------------------------
         Shares Issued in Lieu of Cash Distributions          672          450        1,402          627          762          555
                                                     -------------------------------------------------------------------------------
         Shares Redeemed                                   (1,649)      (1,651)        (619)        (679)        (500)        (563)
                                                     -------------------------------------------------------------------------------
     TOTAL INSTITUTIONAL CLASS
     SHARE TRANSACTIONS                                     1,785        2,607        2,076          819        1,471        1,086
------------------------------------------------------------------------------------------------------------------------------------
     Retail Class A:
         Shares Issued from Govett Merger                      --           --           --           --        3,398           --
                                                     -------------------------------------------------------------------------------
         Shares Issued                                      1,145          833          260           65        5,640          314
                                                     -------------------------------------------------------------------------------
         Shares Issued in Lieu of Cash Distributions          194          130           47            2          115           45
                                                     -------------------------------------------------------------------------------
         Shares Redeemed                                     (981)        (177)         (31)          (2)      (5,815)         (48)
                                                     -------------------------------------------------------------------------------
     TOTAL RETAIL CLASS A SHARE
     TRANSACTIONS                                             358          786          276           65        3,338          311
------------------------------------------------------------------------------------------------------------------------------------
     Retail Class B:
         Shares Issued                                        330          435           --           --            8           --
                                                     -------------------------------------------------------------------------------
         Shares Issued in Lieu of Cash Distributions           68           27           --           --           --           --
                                                     -------------------------------------------------------------------------------
         Shares Redeemed                                      (75)         (29)          --           --           (1)          --
                                                     -------------------------------------------------------------------------------
     TOTAL RETAIL CLASS B SHARE
     TRANSACTIONS                                             323          433           --           --            7           --
------------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE (DECREASE) IN
     SHARE TRANSACTIONS                                     2,466        3,826        2,352          884        4,816        1,397
------------------------------------------------------------------------------------------------------------------------------------

   (1) The operations of the Portfolio prior to August 12, 2000 are those of the former Govett Fund. See Note 8.
   (2) Share activity for the period prior to August 12, 2000 have been restated to reflect the conversion ratio used in the merger.

April 30, 2001 / Annual Report

                                                                                                 NOTES TO FINANCIAL STATEMENTS   145



------------------------------------------------------------------------------------------------------------------------------------
            BALANCED               EQUITY INCOME              VALUE EQUITY           EQUITY INDEX                 BLUE CHIP
           PORTFOLIO                 PORTFOLIO                 PORTFOLIO               PORTFOLIO                  PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------

       5/1/00       5/1/99       5/1/00       5/1/99       5/1/00       5/1/99       5/1/00      5/1/99       5/1/00        5/1/99
   to 4/30/01   to 4/30/00   to 4/30/01   to 4/30/00   to 4/30/01   to 4/30/00   to 4/30/01  to 4/30/00   to 4/30/01    to 4/30/00
   ----------   ----------   ----------   ----------   ----------   ----------   ----------  ----------  -----------    ----------


        1,774       14,127          639          219        1,509        2,052        1,506        5,337       3,683         3,861
------------------------------------------------------------------------------------------------------------------------------------
        1,770          595          610          290        3,275        4,036        1,868          232         250           137
------------------------------------------------------------------------------------------------------------------------------------
       (3,358)      (2,198)      (1,273)      (1,944)      (7,650)     (10,974)      (3,955)      (1,641)     (1,055)       (1,521)
------------------------------------------------------------------------------------------------------------------------------------

          186       12,524          (24)      (1,435)      (2,866)      (4,886)        (581)       3,928       2,878         2,477
------------------------------------------------------------------------------------------------------------------------------------

           --           --           --           --           --           --            --          --          --            --
------------------------------------------------------------------------------------------------------------------------------------
          693          968          113           41          195          381          358          216         596           649
------------------------------------------------------------------------------------------------------------------------------------
          228          126           31           15           61           52          123           13          91            56
------------------------------------------------------------------------------------------------------------------------------------
         (451)        (380)         (54)         (80)        (178)        (133)         (97)         (85)       (384)         (435)
------------------------------------------------------------------------------------------------------------------------------------

          470          714           90          (24)          78          300          384          144         303           270
------------------------------------------------------------------------------------------------------------------------------------

          388          502           --           --           35           30           --           --         314           319
------------------------------------------------------------------------------------------------------------------------------------
           66           22           --           --            8            7           --           --          17             5
------------------------------------------------------------------------------------------------------------------------------------
          (77)         (40)          --           --           (7)          (6)          --           --         (53)          (25)
------------------------------------------------------------------------------------------------------------------------------------

          377          484           --           --           36           31           --           --         278           299
------------------------------------------------------------------------------------------------------------------------------------

        1,033       13,722           66       (1,459)      (2,752)      (4,555)        (197)       4,072       3,459         3,046
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                      INTERNATIONAL EQUITY                                                    EMERGING MARKETS
                         PORTFOLIO(1)(2)                                                   EQUITY PORTFOLIO(1)(2)
------------------------------------------------------------------------------------------------------------------------------------

          11/1/00                1/1/00                 1/1/99                  11/1/00                 1/1/00              1/1/99
       to 4/30/01           to 10/31/00            to 12/31/99               to 4/30/01            to 10/31/00         to 12/31/99
       ----------           -----------            -----------             ------------            -----------         -----------


               --                 3,354                     --                       --                     --                  --
------------------------------------------------------------------------------------------------------------------------------------
              484                   175                     --                       --                     --                  --
------------------------------------------------------------------------------------------------------------------------------------
              193                    99                     54                       --                     --                  --
------------------------------------------------------------------------------------------------------------------------------------
             (965)                 (301)                    (8)                      --                     --                  --
------------------------------------------------------------------------------------------------------------------------------------

             (288)                3,327                     46                       --                     --                  --
------------------------------------------------------------------------------------------------------------------------------------

              --                    284                     --                       --                     --                  --
------------------------------------------------------------------------------------------------------------------------------------
            1,775                    28                     50                       99                    108                 110
------------------------------------------------------------------------------------------------------------------------------------
               51                   149                     78                       --                     --                  --
------------------------------------------------------------------------------------------------------------------------------------
           (1,745)                 (216)                  (198)                    (180)                  (453)               (627)
------------------------------------------------------------------------------------------------------------------------------------

               81                   245                    (70)                     (81)                  (345)               (517)
------------------------------------------------------------------------------------------------------------------------------------

               --                    --                     --                       --                     --                  --
------------------------------------------------------------------------------------------------------------------------------------
               --                    --                     --                       --                     --                  --
------------------------------------------------------------------------------------------------------------------------------------
               --                    --                     --                       --                     --                  --
------------------------------------------------------------------------------------------------------------------------------------

               --                    --                     --                       --                     --                  --
------------------------------------------------------------------------------------------------------------------------------------

             (207)               3,572                     (24)                     (81)                  (345)               (517)
------------------------------------------------------------------------------------------------------------------------------------

Annual Report / April 30, 2001

146  NOTICE TO SHAREHOLDERS (UNAUDITED)


According to tax regulations, the Portfolio must designate the amount of ordinary and net capital gain distribution in order for it to receive a deduction on its federal income tax return for dividends paid. This information has no direct impact on your individual tax return. Individual tax information will be provided to you during January 2002.

For the fiscal year ended April 30, 2001, each Portfolio is designating the following items with regard to distributions paid during the year.




--------------------------------------------------------------------------------------
                     LONG TERM
                     (20% RATE)       ORDINARY
                    CAPITAL GAINS      INCOME                 QUALIFYING
                    DISTRIBUTION    DISTRIBUTION               DIVIDENDS      FOREIGN
PORTFOLIO            (TAX BASIS)     (TAX BASIS)     TOTAL        (1)       TAX CREDIT
--------------------------------------------------------------------------------------
Short Term Bond           0%             100%        100%         0%           0%
--------------------------------------------------------------------------------------
U.S. Government Bond      0%             100%        100%         0%           0%
--------------------------------------------------------------------------------------
Value Equity             93%               7%        100%       100%           0%
--------------------------------------------------------------------------------------
International Equity     91%               9%        100%         0%           0%
--------------------------------------------------------------------------------------



(1) Qualifying dividends represent those dividends that qualify for the corporate dividends received deduction.




April 30, 2001  /   ANNUAL REPORT

                                              INDEPENDENT AUDITORS' REPORT   147


The Trustees and Shareholders

ARK Funds:

We have audited the accompanying statements of net assets of Money Market Portfolio, Tax-Free Money Market Portfolio, U.S. Government Money Market Portfolio, U.S. Treasury Money Market Portfolio, Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Maryland Tax-Free Portfolio, Intermediate Fixed Income Portfolio, U.S. Government Bond Portfolio, Income Portfolio, Balanced Portfolio, Equity Income Portfolio, Value Equity Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio, Mid-Cap Equity Portfolio, Small-Cap Equity Portfolio, and the statement of asset and liabilities, including the schedule of investments of Pennsylvania Tax-Free Portfolio, as of April 30, 2001 (collectively referred to herein as the "Portfolios"), portfolios of ARK Funds, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods presented on pages 128 through 135. We have audited the accompanying statement of net assets of Emerging Markets Equity Portfolio, and the statement of assets and liabilities, including the schedule of investments of International Equity Portfolio as of April 30, 2001 (collectively referred to herein as the "Portfolios"), portfolios of ARK Funds, and the related statements of operations, changes in net assets and financial highlights for the ten month period ended October 31, 2000 and the six month period ended April 30, 2001. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. For Emerging Markets Equity Portfolio and International Equity Portfolio, the statement of operations for the year ended December 31, 1999, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years ended prior to January 1, 2000 were audited by other auditors whose report dated February 11, 2000, expressed an unqualified opinion thereon.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2001 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Money Market Portfolio, Tax-Free Money Market Portfolio, U.S. Government Money Market Portfolio, U.S. Treasury Money Market Portfolio, Short-Term Treasury Portfolio, Short-Term Bond Portfolio, Maryland Tax-Free Portfolio, Intermediate Fixed Income Portfolio, U.S. Government Bond Portfolio, Income Portfolio, Balanced Portfolio, Equity Income Portfolio, Value Equity Portfolio, Equity Index Portfolio, Blue Chip Equity Portfolio, Capital Growth Portfolio, Mid-Cap Equity Portfolio, Small-Cap Equity Portfolio, Emerging Markets Equity Portfolio, Pennsylvania Tax-Free Portfolio and International Equity Portfolio as of April 30, 2001, the results of their operations, the changes in their net assets and the financial highlights for each of the years or periods specified in the first paragraph above (except for the Portfolios and periods audited and reported on by other auditors as specified above), in conformity with accounting principles generally accepted in the United States of America.


                              (LOGO OMITTED)


Boston, Massachusetts


June 1, 2001




                                               ANNUAL REPORT  /   April 30, 2001

                                     NOTES







April 30, 2001  /   ANNUAL REPORT

                             INVESTMENT ADVISOR 00
                      Allied Investment Advisors, Inc. 00
                             Baltimore, Maryland 00

                             INVESTMENT SUBADVISOR
                                AIB Govett, Inc.
                           San Francisco, California

                                    TRUSTEES
                             William H. Cowie, Jr.
                                David D. Downes
                                 Victor Garland
                                  Rick A. Gold
                               Charlotte R. Kerr
                                Thomas Schweizer
                               Richard B. Seidel

                                 ADMINISTRATOR
                     SEI Investments Mutual Funds Services
                               Oaks, Pennsylvania

                                  DISTRIBUTOR
                        SEI Investments Distribution Co.
                               Oaks, Pennsylvania

                                 LEGAL COUNSEL
                           Kirkpatrick & Lockhart LLP
                                Washington, D.C.

                              INDEPENDENT AUDITORS
                                    KPMG LLP
                             Boston, Massachusetts

                                   CUSTODIAN
                            Allfirst Trust Co., N.A.
                              Baltimore, Maryland

  This report and the financial statements contained herein are submitted for the general information of the shareholders of ARK Funds. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Shares of the Portfolios are not deposits of any bank and are not insured by the Federal Deposit Insurance
    Corporation, the Federal Reserve Board, or any other government agency. Investing in the shares involves investment risks including the possible loss of principal amount invested. For information about ARK Funds Institutional Class Portfolios, please call 1-800-624-4116;for information regarding Retail
                 Class Portfolios, please call 1-800-881-6296.



          (GRAPHIC OMITTED) RECYCLED CONTENT

(ARK LOGO OMITTED)    ARK FUNDS
101-624
25 South Charles Street
Baltimore, MD  21201


We are pleased to send you our Annual Report for the period ended 4/30/01. This report contains important information about your investments in ARK Funds. Since we are required by law to send an annual report to each person listed as a shareholder, you (or your household) may receive more than one report.





This material must be preceded or accompanied by a current prospectus. ARK-AR-001-0100